GE FUNDS
    SEMI-ANNUAL REPORT




                                                                  MARCH 31, 2000


[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.
---------

                            UNDERSTANDING YOUR REPORT

PRESIDENT'S LETTER .....................................  1


REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio managers discuss your Funds and what we invested in and why

     GE U.S. EQUITY FUND ..............................  3

     GE PREMIER GROWTH EQUITY FUND ....................  8

     GE VALUE EQUITY FUND ............................. 11

     GE MID-CAP GROWTH FUND ........................... 16

     GE MID-CAP VALUE EQUITY FUND ..................... 20

     GE SMALL-CAP VALUE EQUITY FUND ................... 23

     GE GLOBAL EQUITY FUND ............................ 27

     GE INTERNATIONAL EQUITY FUND ..................... 32

     GE EUROPE EQUITY FUND ............................ 37

     GE EMERGING MARKETS FUND ......................... 41

     GE STRATEGIC INVESTMENT FUND ..................... 47

     GE INCOME FUNDS .................................. 57

       [BULLET] GE FIXED INCOME FUND

       [BULLET] GE GOVERNMENT SECURITIES FUND

       [BULLET] GE SHORT-TERM GOVERNMENT FUND

     GE TAX-EXEMPT FUND ............................... 71

     GE HIGH YIELD FUND ............................... 75

     GE MONEY MARKET FUND ............................. 81

     NOTES TO PERFORMANCE ............................. 83

     NOTES TO SCHEDULES OF INVESTMENTS ................ 84

FINANCIAL STATEMENTS
     Financial Highlights ............................. 85
     Notes to the Financial Highlights ................ 99
     Statements of Assets and Liabilities, Operations,
     and Changes in Net Assets ........................100

NOTES
     Notes to the Financial Statements ................116

GE FUNDS' INVESTMENT TEAM .............................128


SHAREHOLDER INQUIRIES ...................INSIDE BACK COVER


                              HIGHLY RATED GE FUNDS

                             Morningstar RATINGS(TM)
                             Through March 31, 2000


                              NUMBER OF             STAR
FUND/CLASS               FUNDS IN ITS CLASS        RATINGS
--------------------------------------------------------------------------------
GE U.S. EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL                       3571
   Class A, B & Y                          [STAR[STAR][STAR][STAR]
  3 YEAR                        3571
   Class A, B & Y                            [STAR][STAR][STAR]
  5 YEAR                        2283
   Class A, B & Y                         [STAR][STAR][STAR][STAR]

GE VALUE EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL                       3571
   Class A & B                            [STAR][STAR][STAR][STAR]
  3 YEAR                        3571
   Class A & B                               [STAR][STAR][STAR]
  5 YEAR                        2283
   Class A & B                            [STAR][STAR][STAR][STAR]

GE GLOBAL EQUITY (INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------
  OVERALL                       1124
   Class B & Y                            [STAR][STAR][STAR][STAR]
  3 YEAR                        1124
   Class B & Y                            [STAR][STAR][STAR][STAR]
  5 YEAR                         672
   Class B & Y                            [STAR][STAR][STAR][STAR]

GE PREMIER GROWTH EQUITY (DOMESTIC EQUITY)
--------------------------------------------------------------------------------
  OVERALL & 3 YEAR              3571
   Class A, B & Y                         [STAR][STAR][STAR][STAR]

GE SHORT TERM GOVERNMENT (TAXABLE BOND)
--------------------------------------------------------------------------------
  OVERALL                       1680
   Class A & B                            [STAR][STAR][STAR][STAR]
   Class Y                             [STAR][STAR][STAR][STAR][STAR]
  3 YEAR                        1680
   Class A & B                            [STAR][STAR][STAR][STAR]
   Class Y                             [STAR][STAR][STAR][STAR][STAR]
  5 YEAR                        1279
   Class A & B                            [STAR][STAR][STAR][STAR]
   Class Y                             [STAR][STAR][STAR][STAR][STAR]

Morningstar is an independent fund rating company that seeks to provide a non-biased system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.


Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of March 31, 2000. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated exclusively against U.S.-domiciled funds. Ratings are for the share classes shown only, other classes may vary.

Investment return and principal value will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:

Focusing on our customers isn't just a passing phase; it's an organizational commitment.

Our new services and enhancements to your online account capabilities, the revamped Voice Response Unit with voice recognition coming in June, and your redesigned statements for the quarter ended March 31, 2000, sent in April 2000, are all improvements in response to customer requests and suggestions in recent months. Further, in an effort to continue to offer diversification and increased investment options, on May 1, 2000 we expanded the range of our GE Premier Funds by three additional funds. These new funds utilize a concentrated investment style with a limited number of securities, currently just 30 to 40 quality stocks, instead of investing in the 100 plus stocks like the average mutual fund. The new options are GE Premier Research Equity Fund, GE Premier International Equity Fund and GE Premier Value Equity Fund. For more complete information about the new GE Funds, obtain the current Prospectus (dated April 28, 2000), which contains details on objectives, investment restrictions, fees and expenses. Read it carefully before you invest.

Finally, on a customer focus perspective, we have renamed our investment organization GE Asset Management and our sales and marketing organization GE Asset Management Services to present a unified name and a succinct notation of the services provided to the Funds and you by each of the entities.


FUND HIGHLIGHTS

Although market volatility continued into the first quarter of 2000, the GE Funds produced solid performance for their investors. For the six-month period ended March 31, 2000, two funds with outstanding performance were GE EMERGING MARKETS FUND returning approximately 60% for all share classes compared to the benchmark return of approximately 28% for the same period; and GE EUROPE EQUITY FUND which had similar success posting a return in excess of 45% for all classes compared to a benchmark of 17% for the same period. The returns of the GE Emerging Markets Fund and the GE Europe Equity Fund reflect unusually favorable market conditions and, in the case of the Emerging Markets Fund, the continued recovery of this sector from a severe market correction in 1997 and 1998. As always, remember that past performance is no guarantee of future results.

The theme of outstanding performance being driven from international exposure was also reflected through the noteworthy performance of GE INTERNATIONAL EQUITY and GE GLOBAL EQUITY FUNDS with each beating their respective market benchmarks for the quarter, six month, and one year periods ended March 31, 2000.

The majority of our domestic equity funds beat the average return of their Lipper peers and continued to provide investors with double-digit returns for the six-month, one-year, three-year and five-year (where applicable) periods ended March 31, 2000. Most notable, the GE SMALL CAP VALUE EQUITY FUND, with returns of approximately 30% for each class compared to its benchmark's return of approximately 27% for the same period and ranked in the top 20% of its Lipper peers for the fourth quarter of 1999 and the top 10% for the first quarter of 2000.

The fixed income market continues to be affected by the volatile equity markets and inflationary fears. The GE Fund's fixed income offerings have all operated at or around their peer averages for the six-month period ended March 31, 2000. The average returns for all

[Photo of Michael J. Cosgrove Omitted]
the Lipper fund categories and complete details on each fund's performance, including reductions for the effect of loads, can be found on the fund performance profile pages in this report. Five of our funds were given four or five star ratings at March 31, 2000 from Morningstar, an independent fund ranking company that analyzes risk-adjusted performance. These funds were GE U.S. EQUITY FUND, GE VALUE EQUITY FUND, GE GLOBAL EQUITY FUND, GE PREMIER GROWTH EQUITY FUND and GE SHORT-TERM GOVERNMENT FUND.



MARKET OVERVIEW

Over the past six months the U.S. equity markets have been particularly volatile and narrowly focused on the technology sector. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 and 2.5% for the quarter ended March 31, 2000. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster during the quarter. Even after Y2K fears subsided and despite strong fourth quarter earnings results, the S&P 500 initially had declined by 16% through mid-February as investors remained on the sidelines before the late quarter rally. International equity markets have behaved in much the same way with areas like technology, telecom, and media garnering investor attention.

The Federal reserve increased interest rates three times during the six months ended March 31, 2000 as the pace of economic activity rekindled fears of inflation. These rate increases continue to have a significant impact on bond values and bond returns as well as the U.S. equity markets.


MARKET OUTLOOK

In general, the earnings for S&P 500 companies were very good for 1999, coming in at $51 per share, which represented 14% growth over 1998. The 2000 consensus earnings estimate for the S&P 500 is now approaching 11%, and 2001 consensus earnings are estimated to be up approximately 8%. First quarter earnings are anticipated to be strong given very few announcements regarding earnings disappointments. Offsetting this positive outlook, the Federal Reserve's commitment to a "gradual adjustment to a more balanced noninflationary growth" scenario is likely to continue to challenge the U.S. equity markets over the near term. Therefore our investment philosophy continues to be one of diversification with a neutral bias to stocks, as demonstrated in the GE Strategic Investment Fund.



YEAR 2000

Lastly, a comment on the Year 2000 issue. To date, we have not experienced any significant disruptions to our financial or operating activities caused by failure of the computerized systems from Year 2000 issues but we continue to be diligent in our review of systems.

Thank you for your continued investment in the GE Funds. We look forward to helping you serve your financial needs in the future.

Sincerely,

/S/SIGNATURE

Michael J. Cosgrove

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE INVESTMENTS AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                             GE U.S. EQUITY FUND

Q&A


GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE ASSET MANAGEMENT WITH TOTAL ASSETS OF APPROXIMATELY $40 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE GE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The GE U.S. Equity Fund posted a return of 14.13% (Class A) for the six-month period ended March 31, 2000 while the Standard & Poor's 500 Composite Price Index returned 17.78% for the same period.

Q. WHY DID THE FUND UNDER-PERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund underperformed the benchmark because of an underweighting in the technology sector and one segment of the utilities sector. Another area that detracted from performance was the consumer stable sector which pulled back during this period. The Fund was overweight and had solid stock selection in several sectors including capital goods, consumer cyclical, and financial.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. Our investments in the financial sector did well over the six month period ended March 31, 2000. We were overweight the sector and had positive stock selection for this time period. Among financial stocks, consumer spending and strong financial markets continued to drive earnings for these companies. Our holdings in Citigroup, Morgan Stanley Dean Witter, and Goldman Sachs were all beneficiaries of these trends.

    Our technology holdings did well despite an underweighting of the sector due to valuation concerns. In particular, Analog Devices, Applied Materials, Intel and EMC all contributed positively. In addition, avoiding stocks such as Yahoo, AOL, Qualcomm, and 3COM also helped performance during this period. Although our holdings did well, the market was very narrow and we just could not own enough technology issues to get to a market weight because of our valuation discipline. We believe valuations are very important in the technology sector and will continue to look for those companies with sustainable business models and attractive valuations for the long term.

    Consumer cyclical companies also did well as entertainment, broadcast media, commercial services, and retailers all posted higher returns for the period. Holdings such as Liberty Media, NTL Inc, and Interpublic Group showed very good performance. In addition holdings such as Wal-Mart and Target did particularly well given healthy consumer spending. The capital goods area also provided a boost to performance due to strong stock selection with companies like Molex, Dover, and Martin Marietta Materials delivering good performance. In addition, our energy sector overweight and stock selections contributed positively to performance. In particular, Schlumberger, Exxon Mobil, and Nabors all benefited from rising oil prices over the period.

    The consumer stable and utilities sectors contributed negatively to performance. Within consumer stables, health care stocks, household products, and some beverage stocks were all down during this period. The utility sector was positive for the six months ended March 31, 2000, however it was the natural gas industry that boosted performance the most and we did not own enough in this area. Our holdings in the long distance telecom sector however helped to mitigate the losses with Vodafone, Global Crossing, and US West as notable contributors.


Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
A. Over the past six months the markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999, following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter just ended March 2000. This is evident in the disparate returns of the major averages for the quarter as the Dow Jones Industrial Average was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies should produce healthy earnings over the next few quarters. The market will continue to be volatile although this should be beneficial as the speculative excesses are eliminated. With the Fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year.

[PHOTO OF GENE BOLTON OMITTED]

                                                             GE U.S. EQUITY FUND


--------------------------------------------------------------------------------
             TOP TEN LARGEST HOLDINGS
                 AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Intel Corp.                      4.08%
--------------------------------------------------------------------------------
  Cisco Systems Inc.               3.79%
--------------------------------------------------------------------------------
  Citigroup Inc.                   3.69%
--------------------------------------------------------------------------------
  Microsoft Corp.                  2.78%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                2.24%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                 2.09%
--------------------------------------------------------------------------------
  First Data Corp.                 2.03%
--------------------------------------------------------------------------------
  Applied Materials Inc.           1.94%
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.         1.53%
--------------------------------------------------------------------------------
  Target Corp.                     1.50%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                          who seek long-term growth of
                        capital by investing primarily in
                        a diversified portfolio of growth
                            and value stocks of U.S.
                                   companies.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                           Six      One      Five
                                          Months    Year     Year
                                          -------  -------  -------
 Number of Funds in peer group:              353      328       135

 Peer group average annual total return:    9.84%    9.37%    20.30%

 Lipper categories in peer group:  LARGE CAP VALUE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

             GE U.S. EQUITY       GE U.S. EQUITY W/LOAD                S&P 500
2/22/93      10000.00                   9425.00                       10000.00
             10519.58                   9917.30                       10216.10
9/93         11032.38                  10400.76                       10530.86
             10701.37                  10088.69                       10364.46
9/94         11129.16                  10491.98                       10919.15
             11991.38                  11304.84                       11978.67
9/95         14118.31                  13310.00                       14165.55
             15797.66                  14893.21                       15824.63
9/96         16758.61                  15799.16                       17045.81
             18560.23                  17497.63                       18959.35
9/97         23422.39                  22081.43                       23947.44
             26873.73                  25335.17                       28068.12
9/98         24739.00                  23323.11                       26129.74
             31294.61                  29502.94                       33270.71
9/99         31615.33                  29805.30                       33395.81
3/00         36083.96                  34018.08                       39332.75

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE     FIVE   SINCE
                     MONTHS    YEAR    YEAR INCEPTION
                     -------  ------  ------  ------
GE U.S. Equity        14.13%  15.30%  24.65%  19.79%
GE U.S. Equity w/load  7.59%   8.69%  23.18%  18.80%
(maximum load-5.75%)
S&P 500               17.78%  18.17%  26.83%  21.25%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
             GE U.S. EQUITY   GE U.S. EQUITY W/LOAD        S&P 500
12/22/93       10000.00            10000.00               10000.00
                9647.78             9647.78                9618.15
9/94            9990.57             9990.57               10132.90
               10728.90            10728.90               11116.13
9/95           12579.81            12579.81               13145.54
               14022.58            14022.58               14685.15
9/96           14816.93            14816.93               15818.40
               16345.27            16345.27               17594.16
9/97           20558.50            20558.50               22223.07
               23492.61            23492.61               26047.04
9/98           21545.00            21545.00               24248.24
               27153.91            27153.91               30875.01
9/99           27326.98            27326.98               30991.10
3/00           32103.31            32103.31               36500.54

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE     FIVE   SINCE
                     MONTHS    YEAR    YEAR INCEPTION
                     -------  ------  ------  ------
GE U.S. Equity       13.71%   14.43%  23.70%  20.42%
GE U.S. Equity w/load 9.71%   10.43%  23.70%  20.42%
(maximum load)        4.00%    4.00%   0.00%   0.00%
S&P 500              17.78%   18.17%  26.83%  22.91%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
         GE U.S. EQUITY      GE U.S. EQUITY W/LOAD            S&P 500
9/30/99      10000.00            10000.00                      10000.00
10/99        10528.82            10528.82                      10636.00
11/99        10652.31            10652.31                      10851.91
12/99        11171.89            11171.89                      11491.09
01/00        10727.88            10727.88                      10912.05
02/00        10337.58            10337.58                      10714.54
03/00        11372.41            11272.41                      11777.75

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE U.S. Equity            13.72%
GE U.S. Equity w/load     12.72%
(maximum load)             1.00%
S&P 500                   17.78%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
                              GE U.S. EQUITY                    S&P 500
11/29/93                         10000.00                        10000.00
                                  9696.21                         9736.84
9/94                             10096.06                        10257.94
                                 10889.12                        11253.31
9/95                             12835.67                        13307.76
                                 14388.82                        14866.37
9/96                             15270.71                        16013.60
                                 16937.04                        17811.27
9/97                             21403.88                        22497.30
                                 24582.47                        26368.46
9/98                             22658.00                        24547.46
                                 28694.05                        31256.00
9/99                             29033.73                        31373.53
3/00                             33171.20                        36950.96

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE     FIVE   SINCE
                     MONTHS    YEAR    YEAR INCEPTION
                     -------  ------  ------  ------
GE U.S. Equity       14.25%    15.60%  24.96%  20.82%
S&P 500              17.78%    18.17%  26.83%  22.90%

  See Notes to Performance. Past performance is no guarantee of future results.

                                                             GE U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                               GE U.S. EQUITY FUND

                               [PIE CHART OMITTED]
                                TECHNOLOGY 27.3%
                                 FINANCIAL 15.7%
                                 CONSUMER 12.6%
                                HEALTHCARE 10.8%
                               CAPITAL GOODS 8.3%
                                 UTILITIES 8.2%
                                   ENERGY 6.9%
                                RETAIL TRADE 5.4%
                              BASIC MATERIALS 2.0%
                               TRANSPORTATION 1.5%
                               CASH & OTHER 1.3%*


*INCLUDES CASH EQUALIZED BY FUTURES OF 0.26%.


                                       Number
                                    of Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.0%
Airgas Inc. .......................   33,770 $      280,713(a)
Barrick Gold Corp. ................  122,800      1,926,425
Champion International Corp. ......   46,628      2,482,941
Du Pont de Nemours (E.I.) & Co. ...   27,016      1,428,471
Mead Corp. ........................   34,384      1,201,291
Newmont Mining Corp. ..............  184,200      4,132,987
PPG Industries Inc. ...............   30,700      1,605,994
Rayonier Inc. .....................   41,138      2,005,478
Weyerhaeuser Co. ..................   23,332      1,329,924
                                                 16,394,224

CAPITAL GOODS -- 8.3%
Boeing Co. ........................   27,016      1,024,919
Deere & Co. .......................   29,472      1,119,936
Dover Corp. .......................  247,442     11,846,286(h)
Eaton Corp. .......................   20,876      1,628,328
Emerson Electric Co. ..............  140,378      7,422,487
General Dynamics Corp. ............   40,524      2,016,069
Honeywell International Inc. ......  171,060      9,012,724(h)
Hubbell Inc. (Class B) ............  105,632      2,891,676
Ingersoll-Rand Co. ................   29,815      1,319,314
Martin Marietta Materials Inc. ....   74,473      3,537,467
Masco Corp. .......................   56,488      1,158,004
Molex Inc. (Class A) ..............  171,613      7,615,327
Parker Hannifin Corp. .............   35,612      1,471,221
Textron Inc. ......................  124,344      7,569,441
United Technologies Corp. .........  112,976      7,138,671
Waste Management Inc. .............  139,193      1,905,204
                                                 68,677,074

CONSUMER - CYCLICAL -- 8.5%
AT&T Corp. - Liberty Media
   Group (Class A) ................  178,060     10,550,055(a)
Carnival Corp. (Class A) ..........   50,962      1,264,495
Catalina Marketing Corp. ..........   44,822      4,538,228(a)



                                       Number
                                    of Shares         Value
--------------------------------------------------------------------------------
Comcast Corp. (Class A) ...........  182,358   $  7,909,778
Ford Motor Co. ....................   49,120      2,256,450
Gannett Co. Inc. ..................  101,924      7,172,902
Harman International
   Industries Inc. ................    6,754        405,240
Interpublic Group Cos. Inc. .......  181,744      8,587,404
Knight-Ridder Inc. ................   54,032      2,752,255
McDonald's Corp. ..................  202,006      7,587,850
NTL Inc. ..........................  104,073      9,659,275(a)
The Walt Disney Co. ...............  172,166      7,123,368(h)
Time Warner Inc. ..................    6,140        614,000
                                                 70,421,300

CONSUMER - STABLE -- 4.1%
Anheuser Busch Cos. Inc. ..........   41,752      2,599,062(h)
Avon Products Inc. ................   49,734      1,445,394
Bestfoods .........................   33,156      1,552,115
Colgate-Palmolive Co. .............   15,718        886,102
Energizer Holdings Inc. ...........    6,754        156,608(a)
General Mills Inc. ................   56,488      2,044,160
Gillette Co. ......................   59,558      2,244,592
Heinz (H.J.) Co. ..................   36,840      1,284,795
Pepsico Inc. ......................  249,284      8,615,878
Philip Morris Cos. Inc. ...........   49,366      1,042,857
Procter & Gamble Co. ..............   68,768      3,868,200
Ralston Purina Co. ................  228,154      6,245,716
Sara Lee Corp. ....................  116,660      2,099,880
                                                 34,085,359

ENERGY -- 6.9%
Anadarko Petroleum Corp. ..........   36,226      1,401,493
Baker Hughes Inc. .................   62,628      1,894,497
BP Amoco PLC ADR ..................   27,016      1,433,537
Burlington Resources Inc. .........   69,186      2,559,882
Calpine Corp. .....................    9,247        869,218(a)
Chevron Corp. .....................   28,244      2,610,805
Conoco Inc. (Class B) .............   98,240      2,517,400
Exxon Mobil Corp. .................  240,160     18,687,450(h)
Halliburton Co. ...................   73,680      3,020,880
Nabors Industries Inc. ............   30,700      1,191,544(a)
Royal Dutch Petroleum Co. ADR .....  110,520      6,361,807
Schlumberger Ltd. .................  110,888      8,482,932
Texaco Inc. .......................   22,104      1,185,327
Transocean Sedco Forex Inc. .......   10,438        535,600
Unocal Corp. ......................  117,274      3,488,901
USX-Marathon Group ................   55,260      1,440,214
                                                 57,681,487

FINANCIAL -- 12.3%
American Express Co. ..............   44,208      6,584,229
Associates First Capital Corp.
   (Class A) ......................  168,850      3,619,722
AXA Financial Inc. ................   44,208      1,585,962
Bank of America Corp. .............  160,254      8,403,319
Bank One Corp. ....................    5,526        189,956
Chase Manhattan Corp. .............   73,312      6,391,890
Citigroup Inc. ....................  517,786     30,711,182
Countrywide Credit Industries Inc.                   21,490585,603
Federal National Mortgage Assoc. ..  180,884     10,208,641
Fidelity National Financial Inc. ..   34,777        480,359
FleetBoston Financial Corp. .......  139,746      5,100,729
Goldman Sachs Group Inc. ..........   24,560      2,581,870

------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                             GE U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                       Number
                                    of Shares         Value
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc. .....   38,805  $   3,764,085
Morgan Stanley, Dean
   Witter & Co. ...................  147,360     12,019,050
PNC Bank Corp. ....................   67,540      3,043,521
State Street Corp. ................   34,040      3,297,625(e)
United States Bancorp. ............   73,680      1,611,750
Wells Fargo & Co. .................   61,400      2,513,562
                                                102,693,055

HEALTHCARE -- 10.8%
Abbott Laboratories ...............  150,430      5,293,256
Allergan Inc. .....................    9,824        491,200
American Home Products Corp. ......   37,454      2,008,471(h)
Amgen Inc. ........................   73,753      4,526,590(a)
Bristol-Myers Squibb Co. ..........  221,040     12,765,060
Cardinal Health Inc. ..............  268,318     12,309,088(h)
Dentsply International Inc. .......   34,384        975,646
Eli Lilly & Co. ...................   46,664      2,939,832
Henry Schein Inc. .................   58,944        954,156(a)
Johnson & Johnson .................  108,187      7,579,852
Lincare Holdings Inc. .............   74,908      2,125,514(a)
Merck & Co. Inc. ..................  279,984     17,394,006(h)
Omnicare Inc. .....................   22,104        266,630
Pfizer Inc. .......................   74,294      2,716,374
Pharmacia & Upjohn Inc. ...........   34,457      2,041,577
Schering Plough Corp. .............   92,100      3,384,675
Shire Pharmaceuticals
   Group PLC ADR ..................    5,526        283,207(a)
Sybron International Corp. ........   99,468      2,884,572(a)
Warner-Lambert Co. ................   51,208      4,992,780
Watson Pharmaceuticals Inc. .......   97,258      3,859,927(a)
                                                 89,792,413

INSURANCE -- 3.4%
AFLAC Inc. ........................   11,052        503,557
American International
   Group Inc. .....................   77,057      8,437,741
Berkshire Hathaway Inc.
   (Class B) ......................      967      1,759,940(a)
Chubb Corp. .......................   56,734      3,833,091
Hartford Financial Services
   Group Inc. .....................   88,416      4,663,944
Lincoln National Corp. ............   33,156      1,110,726
Loews Corp. .......................   19,034        951,700
Marsh & McLennan Cos. Inc. ........   32,910      3,630,384
Reliastar Financial Corp. .........   42,980      1,455,948
St. Paul Cos. Inc. ................   54,032      1,843,842
                                                 28,190,873

RETAIL TRADE -- 5.4%
Costco Wholesale Corp. ............   28,244      1,484,575(a)
CVS Corp. .........................  127,098      4,774,119
Federated Department Stores Inc. ..   87,188      3,640,099(a)
Home Depot Inc. ...................  121,031      7,806,500
Lowe's Cos. Inc. ..................  105,608      6,164,867
Target Corp. ......................  167,254     12,502,236
Wal-Mart Stores Inc. ..............  159,640      8,860,020
                                                 45,232,416



                                       Number
                                    of Shares         Value
--------------------------------------------------------------------------------
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 18.6%
Analog Devices Inc. ................ 125,869  $  10,140,321(a)
Applied Materials Inc. ............. 171,674     16,180,275(a)
Cisco Systems Inc. ................. 408,678     31,595,918(a)
Dell Computer Corp. ................ 222,882     12,021,698(a)
Hewlett Packard Co. ................  19,648      2,604,588
Intel Corp. ........................ 257,880     34,024,042
International Business
   Machines Corp. ..................  55,260      6,520,680
Lucent Technologies Inc. ........... 117,397      7,131,868
Motorola Inc. ......................  45,190      6,433,926
Nortel Networks Corp. ..............  84,486     10,645,236
PerkinElmer Inc. ...................  20,876      1,388,254
Pitney Bowes Inc. .................. 113,590      5,076,053
Sun Microsystems Inc. ..............  68,400      6,409,294(a)
Tellabs Inc. .......................  18,420      1,160,172(a)
Texas Instruments Inc. .............  24,560      3,929,600
                                                155,261,925

TECHNOLOGY - SOFTWARE & SERVICES -- 8.7%
Automatic Data Processing Inc. ..... 143,922      6,944,237
EMC Corp. ..........................  91,609     11,451,125(a)
Equifax Inc. ....................... 335,858      8,480,415
First Data Corp. ................... 381,294     16,872,259
Microsoft Corp. .................... 217,970     23,159,312(a)
Unisys Corp. ....................... 224,724      5,730,462(a)
                                                 72,637,810

TRANSPORTATION -- 1.5%
Burlington Northern
   Santa Fe Corp. .................. 147,360      3,260,340
Canadian Pacific Ltd. .............. 110,520      2,472,885
Continental Airlines Inc. (Class B)   63,242      2,585,017(a)
Delta Air Lines Inc. ...............  54,032      2,877,204
United Parcel Service Inc.
   (Class B) .......................  22,104      1,392,552
                                                 12,587,998

UTILITIES -- 8.2%
Alltel Corp. .......................  36,840      2,323,223
AT&T Corp. ......................... 131,027      7,370,269
Bell Atlantic Corp. ................  58,944      3,602,952
Duke Energy Corp. ..................  64,470      3,384,675
Edison International ...............  98,240      1,627,100
El Paso Energy Corp. ...............  74,908      3,024,410
Enron Corp. ........................  22,546      1,688,132
FPL Group Inc. .....................  27,016      1,244,425
Global Crossing Ltd. ...............  67,540      2,764,919(a)
GTE Corp. .......................... 120,897      8,583,687
MCI WorldCom Inc. ..................  56,488      2,559,612(a)
New Century Energies Inc. .......... 100,696      3,027,173
SBC Communications Inc. ............ 272,125     11,429,250
Sprint Corp. .......................  71,838      4,525,794
U.S. WEST Inc. .....................  87,299      6,340,090
Vodafone AirTouch PLC ADR ..........  90,258      5,014,960
                                                 68,510,671

TOTAL INVESTMENTS IN SECURITIES
   (COST $660,457,245) .............            822,166,605

---------------------
See Notes to Schedules of Investments and Financial Statements.
6

                                                             GE U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund ..............  7,359,349   $  7,359,349



                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
TIME DEPOSIT -- 0.0%
State Street Corp.
   6.13%   04/03/00 ..............  $485,000        485,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,844,349) .............                7,844,349


OTHER ASSETS AND LIABILITIES,
   NET 0.4% ......................                2,967,670
                                               ------------

NET ASSETS-- 100% ................             $832,978,624
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long Futures Contracts open at
March 31, 2000:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      GAIN
--------------------------------------------------------------------------------
S&P 500      June 2000         6        $2,179,850     $93,100

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE PREMIER GROWTH EQUITY FUND

Q&A


DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF APPROXIMATELY $7 BILLION. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Premier Growth Fund posted a return of 25.37% (Class A) for the six-month period ended March 31, 2000 while the Standard & Poor's 500 Composite Price Index returned 17.78% for the same period. The Fund outperformed the benchmark by more than 7% for this period.

Q.  HOW DID THE PREMIER GROWTH FUND PERFORM COMPARED TO ITS LIPPER PEER GROUP?
A. Lipper Analytical Services has reclassified its grouping of mutual funds and the Fund has a new peer group. Lipper has eliminated with the "Growth" category, and created smaller subsets of growth funds based on the market capitalization of their holdings. The Fund is now grouped in the multi-cap growth category, which is comprised of approximately 388 funds. The Fund finished in the fourth quartile when compared to its peer group. The average return for this category was 56% for the six-month period ending March 31, 2000. Many funds in this category hold technology weightings of 50% or more in their respective portfolios while the Fund has a tech weighting of approximately 30%. We continue to be constructive about technology but are sensitive to valuation levels.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. In looking at a breakdown of returns for the S&P 500 for the six-month period, technology was the strongest performing sector with a return of 56%. All other sectors underperformed the 17.8% return of the S&P 500. The Premier Growth fund has approximately the same weight in technology as the S&P 500, roughly 30%, so it benefited from the strength in this sector. Positive stock selection in the remaining sectors resulted in outperformance versus the S&P 500 for the six month period ending March 31, 2000.

Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?
A. Among our technology holdings, Applied Materials posted a gain of 142%, Cisco a gain of 125%, and Intel a gain of 78%. On the downside, our holdings in the pharmaceutical industry declined with Merck down 3%, Cardinal Health down 16% and Johnson & Johnson down 23%.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
A. Over the past 6 months the markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. What is notable is that these market swings have been focused primarily on the technology sector. Volatility is certainly the theme for the U.S. equity markets in this new millennium. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter ended March 31, 2000. Even after Y2K fears subsided and despite strong fourth quarter earnings results, the S&P 500 initially declined by 16% through mid-February as investors remained on the sidelines. As soon as interest rate worries dissipated in March, the S&P 500 rebounded off its lows to end the quarter up 2.5%.

    Similarly, the NASDAQ slumped in the early part of the quarter and then progressively rallied through the first part of March, when it gained as much as 26%. Profit-taking in the technology sector halved NASDAQ's gains to end the quarter up 12.4%. Official results for the first quarter had the Dow Jones Industrial Average down 4.8%, the S&P 500 posting a gain of 2.5%, the Russell 2000 finishing up 6.8%, and the NASDAQ concluding the quarter up 12.4%.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. While these swings do make us reflective of the fundamentals of the market, we do not try to time the market but invest in those companies with solid fundamentals.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The Fund remains concentrated in 34 holdings. We have reduced the overweighting in technology stocks to match the level of the S&P 500. The rationale was based on valuations. The fundamentals of the technology sector remain excellent, but the valuation levels are extremely stretched in our opinion. We are finding more compelling investment opportunities in other sectors where growth rates are high and valuation levels more reasonable. We continue to focus on industry leaders with strong fundamentals. We estimate the earnings growth of our holdings to be in the 15-20% range, and we expect that the above-average growth will drive above average stock price performance over the long term.



[PHOTO OF DAVID CARLSON OMITTED]

                                                   GE PREMIER GROWTH EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Cisco Systems Inc.               4.88%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)             4.70%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group
    (Class A)                      4.56%
--------------------------------------------------------------------------------
  Intel Corp.                      4.42%
--------------------------------------------------------------------------------
  Applied Materials Inc.           4.24%
--------------------------------------------------------------------------------
  EMC Corp.                        4.19%
--------------------------------------------------------------------------------
  Home Depot Inc.                  3.82%
--------------------------------------------------------------------------------
  Sybron International Corp.       3.72%
--------------------------------------------------------------------------------
  NTL Inc.                         3.66%
--------------------------------------------------------------------------------
  First Data Corp.                 3.58%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                      who seek long-term growth of capital
                         and future income by investing
                       primarily in growth-oriented equity
                                   securities.

                         * LIPPER PERFORMANCE COMPARISON
                           MULTI-CAP GROWTH PEER GROUP

                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIOD ENDED 3/31/00

                                            Six      One
                                           Months    Year
                                           -------  ------
   Number of Funds in peer group:             388     372

   Peer group average annual total return:  55.62%   65.13%

   Lipper categories in peer group:  MULTICAP GROWTH

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

                 GE PREMIER GROWTH      GE PREMIER GROWTH
                    EQUITY FUND         EQUITY FUND W/LOAD              S&P 500
12/31/96             10000.00                 9425.00                  10000.00
3/97                  9533.32                 8982.41                  10260.73
                     11033.32                10395.73                  12053.80
9/97                 12233.32                11526.38                  12960.26
                     12645.51                11914.75                  13329.40
3/98                 14294.04                13468.02                  15190.35
                     14863.91                14004.95                  15693.88
9/98                 13866.65                13065.32                  14141.31
                     17120.96                16131.56                  17154.67
3/99                 18630.40                17553.77                  18005.97
                     20482.26                19298.61                  19259.05
9/99                 19210.41                18100.26                  18073.68
                     23242.32                21899.17                  20768.63
3/00                 24084.59                22692.77                  21286.73

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX   ONE   SINCE
                   MONTHS YEAR INCEPTION
                   ------ ---- ----------
GE Premier
   Growth Equity   25.37% 29.28% 31.04%
GE Premier Growth
   Equity w/load   18.15% 21.83% 28.66%
(maximum load-5.75%)
S&P 500            17.78% 18.17% 26.18%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

            GE PREMIER GROWTH      GE PREMIER GROWTH
               EQUITY FUND         EQUITY FUND W/LOAD              S&P 500
12/31/96       10000.00              10000.00                  10000.00
3/97            9513.33               9513.33                  10260.73
               10986.67              10986.67                  12053.80
9/97           12166.67              12166.67                  12960.26
               12552.07              12552.07                  13329.40
3/98           14157.49              14157.49                  15190.35
               14692.63              14692.63                  15693.88
9/98           13683.31              13683.31                  14141.31
               16866.23              16866.23                  17154.67
3/99           18316.48              18316.48                  18005.97
               20101.42              20101.42                  19259.05
9/99           18818.50              18818.50                  18073.68
               22722.33              22722.33                  20768.63
3/00           23498.11              23398.11                  21286.73

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                   SIX   ONE    SINCE
                 MONTHS YEAR  INCEPTION
                 ------ ----- ----------
GE Premier
   Growth Equity  24.87% 28.29% 30.05%
GE Premier Growth
   Equity w/load  20.87% 24.29% 29.88%
(maximum load)     4.00%  4.00%  3.00%
S&P 500           17.78% 18.17% 26.18%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
        GE PREMIER GROWTH    GE PREMIER GROWTH
           EQUITY FUND       EQUITY FUND W/LOAD          S&P 500
10/1/99      10000.00           10000.00                 10000.00
10/99        10418.52           10418.52                 10636.00
11/99        10855.56           10855.56                 10851.91
12/99        12070.00           12070.00                 11491.09
1/00         11569.33           11569.33                 10912.05
2/00         11388.32           11388.32                 10714.54
3/00         12482.09           12382.09                 11777.75

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                SINCE
                               INCEPTION
                               ---------
GE Premier Growth Equity        24.82%
GE Premier Growth Equity w/load 23.82%
(maximum load)                   1.00%
S&P 500                         17.78%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]

      GE PREMIER GRWOTH EQUITY FUND  S&P 500
12/31/96     10000.00               10000.00
3/97          9539.99               10260.73
             11039.99               12053.80
9/97         12253.32               12960.26
             12676.35               13329.40
3/98         14333.92               15190.35
             14918.15               15693.88
9/98         13926.32               14141.31
             17208.05               17154.67
3/99         18729.08               18005.97
             20614.61               19259.05
9/99         19345.91               18073.68
             23418.33               20768.63
3/00         24277.59               21286.73

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX   ONE    SINCE
                  MONTHS YEAR  INCEPTION
                 ------- ----- ---------
GE Premier
   Growth Equity  25.49% 29.63% 31.36%
S&P 500           17.78% 18.17% 26.18%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE PREMIER GROWTH EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                          GE PREMIER GROWTH EQUITY FUND

                               [PIE CHART OMITTED]
                                TECHNOLOGY 31.2%
                                 CONSUMER 20.0%
                                HEALTHCARE 15.0%
                               CAPITAL GOODS 8.4%
                                RETAIL TRADE 5.9%
                                 UTILITIES 5.3%
                                 FINANCIAL 4.9%
                               CASH & OTHER 4.7%*
                                   ENERGY 4.6%

*INCLUDES CASH EQUALIZED BY FUTURES OF 1.49%.



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 8.4%
Dover Corp. .......................  108,596  $   5,199,034
Molex Inc. (Class A) ..............  188,292      8,355,457(h)
Waste Management Inc. .............   94,584      1,294,619
                                                 14,849,110

CONSUMER - CYCLICAL -- 19.1%

AT&T Corp. - Liberty Media
   Group (Class A) ................  136,621      8,094,794(a)
Carnival Corp. (Class A) ..........  112,100      2,781,481
Catalina Marketing Corp. ..........   57,801      5,852,351(a)
Comcast Corp. (Class A) ...........  115,603      5,014,280
Interpublic Group Cos. Inc. .......  119,106      5,627,759
NTL Inc. ..........................   70,062      6,502,630(a)
                                                 33,873,295

CONSUMER - STABLE -- 0.9%

Gillette Co. ......................   42,037      1,584,269

ENERGY -- 4.6%

Baker Hughes Inc. .................  143,628      4,344,747
Schlumberger Ltd. .................   49,044      3,751,866
                                                  8,096,613

FINANCIAL -- 3.5%

Citigroup Inc. ....................  105,093      6,233,329

HEALTHCARE -- 15.0%

Cardinal Health Inc. ..............  115,603      5,303,287(h)
Dentsply International Inc. .......   52,546      1,490,993
Henry Schein Inc. .................   70,062      1,134,129(a)
Johnson & Johnson .................   43,789      3,067,967
Lincare Holdings Inc. .............  175,156      4,970,051(a)
Merck & Co. Inc. ..................   66,559      4,134,978
Sybron International Corp. ........  227,702      6,603,358(a)
                                                 26,704,763


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
INSURANCE -- 1.4%

AFLAC Inc. ........................   56,049 $    2,553,733

RETAIL TRADE -- 5.9%

CVS Corp. .........................   98,087      3,684,393
Home Depot Inc. ...................  105,093      6,778,498
                                                 10,462,891

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 15.2%

Applied Materials Inc. ............   79,871      7,527,842(a)
Cisco Systems Inc. ................  112,100      8,666,731(a)
Dell Computer Corp. ...............   56,050      3,023,197(a)
Intel Corp. .......................   59,553      7,857,274
                                                 27,075,044

TECHNOLOGY - SOFTWARE & SERVICES -- 16.0%

Automatic Data Processing Inc. ....   94,584      4,563,678
EMC Corp. .........................   59,553      7,444,125(a)
Equifax Inc. ......................  147,131      3,715,058
First Data Corp. ..................  143,628      6,355,539(h)
Microsoft Corp. ...................   59,553      6,327,506(a)
                                                 28,405,906

UTILITIES -- 5.3%
MCI WorldCom Inc. .................   94,584      4,285,837(a)
Vodafone AirTouch PLC ADR .........   91,957      5,109,361
                                                  9,395,198

TOTAL INVESTMENTS IN SECURITIES
   (COST $131,735,363) ............             169,234,151

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund
   (COST $8,274,044) ............. 8,274,044      8,274,044

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ......................                   79,311
                                               ------------

NET ASSETS-- 100% ................             $177,587,506
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Premier Growth Equity Fund had the following long Futures Contracts open at March 31, 2000:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500      June 2000         7        $2,651,775    $(36,650)

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

Q&A

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE GE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION. PETE HAS MORE THAN 36 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.

Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Value Equity Fund posted a return of 13.10% (Class A) for the six-month period ended March 31, 2000, while the Standard & Poor's 500/Barra Value Composite Price Index returned 9.20% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The stock market remained narrow by historical standards with technology garnering most of the focus. Our positive performance was broadly based with seven out of the nine sectors contributing positively to performance. Sectors that specifically helped performance over this period included capital goods, basic material, consumer cyclical, energy, technology, and financials. Areas such as transportation and consumer staples did not perform well over this time period however our stock selection was positive for these areas and mitigated much of the declines in these areas.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. Five of nine sectors in the S&P Barra Value Index earned positive returns. On a stock selection basis, we outperformed the S&P Barra Value in four sectors: capital goods, consumer cyclicals, transportation and financials. We outperformed in capital goods, because we were overweight in Molex, and our valuation discipline kept us out of Illinois Toolworks, 3M, and Caterpillar. We did well in consumer cyclicals because we were overweight in Home Depot, Target, and Wal-Mart. Our transportation sector outperformed because we were overweight in Continental Airlines, and did not own Norfolk Southern, Union Pacific, or CSX. In financials, our overweight in Morgan Stanley, Goldman Sachs, and Waddell & Reed helped to boost performance for the portfolio.

    Areas that detracted from performance included the consumer stable sector where concerns over spending caused the area to pullback after strong performance through the December 1999 time period. The fact that we did not own Philip Morris helped mitigate some of the losses in this sector. The utility sector was the most challenging as we were underweight and did not have enough exposure in the natural gas and regional bell operating companies which did well over this period.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
A. Over the past 6 months the markets have been particularly volatile and narrowly focused on technology. The overall S&P 500 Index had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. What is notable is that these market swings have been focused primarily on the technology sector. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster in the quarter just ended March 2000. This is evident in the disparate returns of the major averages for the quarter as the Dow Jones Industrial Average was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies should produce good earnings over the next few quarters. The market will continue to be volatile although this should be beneficial as the speculative excesses are worked out of the system. We also believe that the performance and valuation discrepancy between technology and almost everything else cannot continue. Thus we will maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We believe the portfolio is broadly diversified in high-quality stocks and therefore the portfolio is well positioned for good relative performance in this environment.

[PHOTO OF PETER J. HATHAWAY OMITTED]

                                                            GE VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Intel Corp.                        3.90%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                 3.69%
--------------------------------------------------------------------------------
  Citigroup Inc.                     2.82%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                  2.57%
--------------------------------------------------------------------------------
  Microsoft Corp.                    2.45%
--------------------------------------------------------------------------------
  Morgan Stanley, Dean Witter & Co.  2.23%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                   1.99%
--------------------------------------------------------------------------------
  Target Corp.                       1.94%
--------------------------------------------------------------------------------
  Applied Materials Inc.             1.84%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.               1.64%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of companies with large-sized market capitalizations that the fund's management considers to be undervalued by the market.

                         * LIPPER PERFORMANCE COMPARISON
                           LARGE CAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                            Six     One       Five
                                           Months   Year      Year
                                           ------  -------    ------
  Number of Funds in peer group:             353      328       135

  Peer group average annual total return:   9.84%    9.37%    20.30%

  Lipper categories in peer group:  LARGE CAP VALUE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]
          GE VALUE EQUITY      GE VALUE EQUITY W/LOAD     S&P 500/BARRA VALUE
9/8/93        10000.00              9425.00                  10000.00
               9573.86              9023.37                   9710.11
9/94           9925.18              9354.48                  10050.64
              10731.37             10114.31                  10936.61
9/95          12288.84             11582.23                  12833.89
              13491.08             12715.34                  14537.21
9/96          14770.05             13920.77                  15226.76
              16253.70             15319.11                  16962.23
9/97          20647.82             19460.57                  21195.09
              23729.39             22364.95                  24167.98
9/98          21858.00             20601.48                  21156.16
              27331.79             25752.31                  25552.22
9/99          27834.55             26226.02                  25698.62
3/00          31479.72             29660.54                  28062.46

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX     ONE     FIVE   SINCE
                   MONTHS    YEAR    YEAR INCEPTION
                   -------  ------  ------  ------
GE Value Equity     13.10%  15.18%  24.02%  19.09%
GE Value Equity
  w/load             6.62%   8.55%  22.55%  18.02%
(maximum load-5.75%)
S&P 500/BARRA Value  9.20%   9.86%  20.75%  17.02%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

         GE VALUE EQUITY        GE VALUE EQUITY W/LOAD    S&P 500/BARRA VALUE
9/8/93        10000.00               10000.00             10000.00
               9555.57                9555.57              9710.11
9/94           9873.06                9873.06             10050.64
              10625.67               10625.67             10936.61
9/95          12139.56               12139.56             12833.89
              13268.08               13268.08             14537.21
9/96          14461.66               14461.66             15226.76
              15862.84               15862.84             16962.23
9/97          20078.03               20078.03             21195.09
              23007.23               23007.23             24167.98
9/98          21146.00               21146.00             21156.16
              26358.96               26358.96             25552.22
9/99          26785.19               26785.19             25698.62
3/00          30178.69               30178.69             28062.46

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX    ONE    FIVE   SINCE
                   MONTHS  YEAR   YEAR INCEPTION
                   ------ ------ ------ ------
GE Value Equity    12.67% 14.49% 23.22% 18.33%
GE Value Equity
  w/load            8.67% 10.49% 23.22% 18.33%
(maximum load)      4.00%  4.00%  0.00%  0.00%
S&P 500/BARRA Value 9.20%  9.86% 20.75% 17.02%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
          GE VALUE EQUITY        GE VALUE EQUITY W/LOAD    S&P 500/BARRA VALUE
9/30/99       10000.00               10000.00                  10000.00
10/99         10569.51               10569.51                  10565.00
11/99         10661.64               10661.64                  10502.67
12/99         11115.40               11115.40                  10894.42
1/00          10625.14               10625.14                  10547.76
2/00          10232.94               10232.94                   9888.73
3/00          11275.85               11175.85                  10919.83

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Value Equity           12.76%
GE Value Equity w/load    11.76%
(maximum load)             1.00%
S&P 500/BARRA Value        9.20%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
             GE VALUE EQUITY             S&P 500/BARRA VALUE
1/5/98             10000.00                    10000.00
03/98              11240.00                    11155.33
6/98               11540.00                    11213.06
09/98              10380.19                     9765.15
12/98              12447.54                    11467.64
3/99               12999.61                    11794.26
6/99               14082.91                    13067.40
9/99               13270.43                    11861.83
12/99              14782.74                    12922.78
3/00               15036.66                    12952.92

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE    SINCE
                    MONTHS  YEAR  INCEPTION
                    ------ ------ --------
GE Value Equity     13.31% 15.67%  20.00%
S&P 500/BARRA Value  9.20%  9.86%  12.27%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                              GE VALUE EQUITY FUND

                               [PIE CHART OMITTED]
                                TECHNOLOGY 27.5%
                                 FINANCIAL 17.1%
                                 CONSUMER 10.6%
                                 UTILITIES 9.4%
                                 HEALTHCARE 8.3%
                               CAPITAL GOODS 8.2%
                                   ENERGY 7.1%
                                RETAIL TRADE 6.0%
                              BASIC MATERIALS 3.0%
                               TRANSPORTATION 2.3%
                               CASH & OTHER 0.5%*

*INCLUDES CASH EQUALIZED BY FUTURES OF 0.41%.


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.0%

Avery Dennison Corp. ................  2,124    $   129,697
Barrick Gold Corp. .................. 21,241        333,218
Champion International Corp. ........  8,081        430,313
Du Pont de Nemours (E.I.) & Co. .....  4,673        247,085
Freeport McMoran Copper
   & Gold Inc. (Class B) ............  3,186         38,431
Mead Corp. ..........................  5,947        207,773
Newmont Mining Corp. ................ 21,240        476,572
PPG Industries Inc. .................  5,311        277,832
Rayonier Inc. .......................  7,115        346,856
Westvaco Corp. ......................  2,124         70,889
Weyerhaeuser Co. ....................  4,460        254,220
                                                  2,812,886

CAPITAL GOODS -- 8.2%

Boeing Co. ..........................  4,673        177,282
Cooper Industries Inc. ..............  2,549         89,215
Deere & Co. .........................  5,098        193,724
Dover Corp. ......................... 16,628        796,065(h)
Eaton Corp. .........................  3,611        281,658
Emerson Electric Co. ................ 16,397        866,991(h)
General Dynamics Corp. ..............  7,009        348,698
Honeywell International Inc. ........ 18,513        975,404(h)
Hubbell Inc. (Class B) .............. 10,624        290,832
Ingersoll-Rand Co. ..................  3,823        169,168
Martin Marietta Materials Inc. ...... 12,107        575,083
Masco Corp. .........................  9,770        200,285
Molex Inc. (Class A) ................  6,637        294,517
Parker Hannifin Corp. ...............  6,160        254,485
Sherwin-Williams Co. ................  3,823         83,867
Textron Inc. ........................ 15,174        923,717
Timken Co. ..........................  2,124         34,515
United Technologies Corp. ........... 16,508      1,043,099
Waste Management Inc. ...............  2,919         39,954
                                                  7,638,559

CONSUMER - CYCLICAL -- 5.6%

AT&T Corp. - Liberty Media
   Group (Class A) ..................  3,186        188,771(a)
Carnival Corp. (Class A) ............  1,699         42,156





                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Catalina Marketing Corp. ............  1,062   $    107,528(a)
CBS Corp. ...........................  2,125        120,328(a)
Comcast Corp. (Class A) ............. 11,894        515,902
Delphi Automotive Systems Corp. .....  7,009        112,144
Eastman Kodak Co. ...................  1,274         69,194
Ford Motor Co. ......................  8,496        390,285
Gannett Co. Inc. .................... 10,195        717,473
General Motors Corp. ................  1,062         87,947
Interpublic Group Cos. Inc. ......... 12,873        608,249
Knight-Ridder Inc. ..................  9,346        476,062
McDonald's Corp. .................... 23,364        877,610
McGraw Hill Cos. Inc. ...............  2,124         96,642
Sabre Holdings Corp. ................  1,062         39,228
The Walt Disney Co. ................. 18,808        778,181
                                                  5,227,700

CONSUMER - STABLE -- 5.0%

Anheuser Busch Cos. Inc. ............  6,372        396,657(h)
Archer-Daniels Midland Co. .......... 11,683        121,208
Avon Products Inc. ..................  3,398         98,754
Bestfoods ...........................  5,735        268,470
Colgate-Palmolive Co. ...............  2,974        167,659
General Mills Inc. ..................  9,771        353,588
Gillette Co. ........................  3,398        128,062
Heinz (H.J.) Co. ....................  6,372        222,224
Kimberly Clark Corp. ................  2,124        118,944
Pepsico Inc. ........................ 23,576        814,845(h)
Procter & Gamble Co. ................  7,859        442,069
Quaker Oats Co. .....................  2,124        128,768
Ralston Purina Co. .................. 30,798        843,095
Sara Lee Corp. ...................... 20,178        363,204
Sysco Corp. .........................  5,930        211,627
                                                  4,679,174

ENERGY -- 7.1%
BP Amoco PLC ADR ....................  4,672        247,908
Burlington Resources Inc. ...........  7,434        275,058
Chevron Corp. .......................  4,885        451,557
Conoco Inc. (Class B) ............... 16,992        435,420
Exxon Mobil Corp. ................... 30,798      2,396,470
Halliburton Co. ..................... 12,744        522,504
Nabors Industries Inc. ..............  2,124         82,438(a)
Royal Dutch Petroleum Co. ADR ....... 10,621        611,371
Schlumberger Ltd. ...................  5,522        422,433
Texaco Inc. .........................  3,823        205,008
Tosco Corp. .........................  3,399        103,457
Transocean Sedco Forex Inc. .........  1,850         94,928
Unocal Corp. ........................ 16,567        492,868
USX-Marathon Group ..................  9,559        249,132
                                                  6,590,552

FINANCIAL -- 13.5%

American Express Co. ................  5,735        854,157
Associates First Capital Corp.
   (Class A) ........................ 20,178        432,566
AXA Financial Inc. ..................    637         22,852
Bank of America Corp. ............... 20,178      1,058,084
Bank of New York Inc. ...............  4,506        187,281
BlackRock Inc. ......................  9,558        193,550(a)
Chase Manhattan Corp. ...............  8,496        740,745
Citigroup Inc. ...................... 44,474      2,637,864
Comerica Inc. .......................  2,974        124,536
Edwards A.G. Inc. ...................  4,113        164,520


------------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. ...  16,665  $     940,531
Fidelity National Financial Inc. ...  13,315        183,918
FleetBoston Financial Corp. ........  15,931        581,481
Franklin Resources Inc. ............   4,426        147,994
Goldman Sachs Group Inc. ...........   4,248        446,571
Lehman Brothers Holdings Inc. ......   4,903        475,591
Morgan Stanley, Dean Witter & Co. ..  25,488      2,078,865
PNC Bank Corp. .....................  11,682        526,420
United States Bancorp. .............  12,744        278,775
Wachovia Corp. .....................   2,125        143,570
Waddell & Reed Financial
   Inc. (Class A) ..................   5,113        216,344
Wells Fargo & Co. ..................   4,294        175,786
                                                 12,612,001

HEALTHCARE -- 8.3%

Abbott Laboratories ................   8,496        298,953(h)
Allergan Inc. ......................   1,699         84,950
Amgen Inc. .........................   8,496        521,442(a)
Baxter International Inc. ..........   2,124        133,148
Bristol-Myers Squibb Co. ...........  22,514      1,300,183(h)
Cardinal Health Inc. ...............  16,993        779,554
Eli Lilly & Co. ....................   8,071        508,473
Johnson & Johnson ..................   9,983        699,434
Merck & Co. Inc. ...................  29,948      1,860,519
Pharmacia & Upjohn Inc. ............   6,043        358,048
Schering Plough Corp. ..............  15,930        585,427
Warner-Lambert Co. .................   4,885        476,288
Watson Pharmaceuticals Inc. ........   4,673        185,460(a)
                                                  7,791,879

INSURANCE -- 3.6%

AFLAC Inc. .........................   1,911         87,070
Allstate Corp. .....................   2,974         70,818
American International Group Inc. ..  6,5517         17,334
AXA-UAP ............................   1,382        195,986
Chubb Corp. ........................   7,009        473,546
Hartford Financial Services
   Group Inc. ......................  15,293        806,706
Jefferson-Pilot Corp. ..............     637         42,400
Lincoln National Corp. .............   5,735        192,122
Loews Corp. ........................       2            100
Progressive Corp. ..................   2,974        226,210
Reliastar Financial Corp. ..........   7,434        251,827
St. Paul Cos. Inc. .................   9,346        318,932
Travelers Property Casualty Corp. ..     106          4,373
                                                  3,387,424

RETAIL TRADE -- 6.0%

Costco Wholesale Corp. .............   4,885        256,768(a)
CVS Corp. ..........................   7,222        271,276
Federated Department Stores Inc. ...  10,621        443,427(a)
Home Depot Inc. ....................   9,770        630,165
Lowe's Cos. Inc. ...................  12,107        706,746
Target Corp. .......................  24,215      1,810,071(h)
Wal-Mart Stores Inc. ...............  27,633      1,533,632(h)
                                                  5,652,085




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 20.5%

Analog Devices Inc. ................. 15,931  $   1,283,441(a)
Applied Materials Inc. .............. 18,268      1,721,759(a)
Cisco Systems Inc. .................. 44,604      3,448,447(a,h)
Dell Computer Corp. ................. 24,639      1,328,966(a)
Hewlett Packard Co. .................  3,398        450,447
Intel Corp. ......................... 27,612      3,643,058
International Business
   Machines Corp. ...................  9,558      1,127,844
Lucent Technologies Inc. ............ 14,868        903,231
Motorola Inc. .......................  6,584        937,397
Nortel Networks Corp. ............... 11,682      1,471,932
PerkinElmer Inc. ....................  3,611        240,132
Pitney Bowes Inc. ................... 16,356        730,909
Sun Microsystems Inc. ...............  9,346        875,749(a)
Synopsys Inc. .......................  1,912         93,210(a)
Tellabs Inc. ........................  3,187        200,731(a)
Texas Instruments Inc. ..............  4,248        679,680
                                                 19,136,933

TECHNOLOGY - SOFTWARE & SERVICES -- 7.0%

Automatic Data Processing Inc. ...... 10,195        491,909
Computer Associates
   International Inc. ...............  2,548        150,810
Computer Sciences Corp. .............    212         16,774(a)
EMC Corp. ...........................  8,284      1,035,500(a)
Equifax Inc. ........................ 21,240        536,310
First Data Corp. .................... 28,037      1,240,637
Microsoft Corp. ..................... 21,559      2,290,644(a)
PE Corp. - PE Biosystems Group ......    530         51,145
Unisys Corp. ........................ 27,612        704,106(a)
                                                  6,517,835

TRANSPORTATION -- 2.3%

Burlington Northern
   Santa Fe Corp. ................... 22,302        493,432
Canadian Pacific Ltd. ............... 19,118        427,765
Continental Airlines Inc. (Class B) .  9,359        382,549(a)
Delta Air Lines Inc. ................  9,345        497,621
Southwest Airlines Co. ..............  2,974         61,897
United Parcel Service Inc. (Class B)   3,823        240,849
                                                  2,104,113

UTILITIES -- 9.4%

Alltel Corp. ........................  6,372        401,834
AT&T Corp. .......................... 15,505        872,156
Bell Atlantic Corp. ................. 10,195        623,169(h)
Constellation Energy Group ..........  4,249        135,437
Dominion Resources Inc. .............  2,549         97,977
Duke Energy Corp. ................... 11,152        585,480
Edison International ................ 16,992        281,430
El Paso Energy Corp. ................ 12,956        523,098
FPL Group Inc. ......................  4,673        215,250
Global Crossing Ltd. ................ 11,682        478,232(a)
GTE Corp. ........................... 14,019        995,349
New Century Energies Inc. ........... 17,417        523,599
SBC Communications Inc. ............. 36,111      1,516,662
Sprint Corp. ........................  9,877        622,251
U.S. WEST Inc. ...................... 11,257        817,540
Williams Cos. Inc. ..................  1,700         74,694
                                                  8,764,158

-----------------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $72,124,460) ..............            $92,915,299

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $512,132) ................. 512,132        512,132

OTHER ASSETS AND LIABILITIES,
   NET 0.0% ........................                (22,765)
                                                -----------

NET ASSETS-- 100% ..................            $93,404,666
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Value Equity Fund had the following long Futures Contracts open at March 31, 2000:

                            NUMBER
            EXPIRATION        OF        UNDERLYING   UNREALIZED
DESCRIPTION    DATE        CONTRACTS    FACE VALUE      GAIN
--------------------------------------------------------------------------------
S&P 500      June 2000         1         $378,825      $26,325

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                          GE MID-CAP GROWTH FUND

Q&A

RALPH (CHIP) E. WHITMAN IS THE PORTFOLIO MANAGER OF THE GE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE GE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund returned 33.76% (Class A) for the six-month period ended March 31, 2000 while the Standard & Poor's MidCap 400 Index returned 32.08% for the same period.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund outperformed its benchmark due to solid stock selection in the technology, financial, and utilities sectors despite an underweighting in both technology and utilities. The market remained very narrow over this time period as investors put most of their funds to work in the technology sector. The Fund remained underweight in the technology sector due to valuation concerns; however, the Fund was able to invest in solid companies that did quite well over this period. Holdings such as Finisar, Agilent, and Analog Devices performed very well for the Fund. The financial sector provided the portfolio with positive performance due to an overweight of the sector and due to strong performance from holdings such as Waddell & Reed, Hartford Financial Services, and AXA Financial to name a few. Another sector providing a positive boost to performance was utilities where the portfolio was underweight but where stock selection was solid. The Fund's focus in this sector was primarily in the telecommunications industry. The capital goods, consumer cyclical, and consumer stable sectors as well as an underweight in energy all detracted from the funds performance. The team continues to seek out those companies with above average growth and reasonable valuations.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?
A. The focus of the Fund continues to be on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being added to the Fund must be priced reasonably based on earnings growth in comparison to the market as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term. We do not and will not invest or speculate on companies with operating losses and no material track record in managing their business.


Q.  WHICH INVESTMENTS STAND OUT?
A. High-flying technology stocks were no doubt the main focus with investors over the past six months. The Fund's performance certainly benefited from this trend. Holdings such as Finisar (communications equipment), up 688%, Agilent Technologies (test & measurement devices and instruments), up 244%, and Analog Devices (semiconductors), up 214% certainly all stand out. Other technology issues in the Fund such as ADC Telecommunications, Nokia and Nortel Networks were up 157%, 142%, and 147% respectively, as strength in the telecommunications equipment sector continues to accelerate. Comdisco was up 129% due to potential spin-offs of its DSL business (Prism Communications) and venture capital investments in 2000. The Fund continues to embrace the information revolution, however we are focused on business models with sustainable advantages and remain disciplined about valuation levels.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?
A. Over the course of the past six months, we have rebalanced the Fund in several areas including the technology, financial, capital goods, consumer cyclical, and consumer stable sectors. Technology has been an underweighted sector in the Fund and this is an area where we continue to add stocks with strong long term fundamentals. The financial, capital goods, and consumer cyclical sectors are overweighted and we have been taking profits where appropriate. The consumer stable sector has been underweighted and the Fund has been adding stocks in this area. These shifts have benefited the portfolio over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize. We continue to emphasize those companies with the higher than average earnings growth rates with reasonable valuations.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the Fund is well positioned to take advantage of an anticipated rotation into stocks other than technology, telecommunications, and the internet. Stocks in these areas have produced mind-boggling returns over the past few years and are now trading at stretched valuation levels given historical patterns. However, we must emphasize that the Fund is also well positioned for intermittent technology rallies which has been the norm over the past couple of years. As we stay focused on quality companies, we believe the Fund can generate solid results.



[PHOTO OF RALPH E. WHITMAN OMITTED]

                                                          GE MID-CAP GROWTH FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Analog Devices Inc.              9.27%
--------------------------------------------------------------------------------
  Nokia Corp. ADR                  5.98%
--------------------------------------------------------------------------------
  Nortel Networks Corp.            3.96%
--------------------------------------------------------------------------------
  Comdisco Inc.                    3.34%
--------------------------------------------------------------------------------
  Agilent Technologies Inc.        3.14%
--------------------------------------------------------------------------------
  ADC Telecommunications Inc.      2.80%
--------------------------------------------------------------------------------
  Viad Corp.                       2.07%
--------------------------------------------------------------------------------
  Waddell & Reed Financial Inc.
     (Class A)                     2.06%
--------------------------------------------------------------------------------
  Bank of New York Inc.            2.02%
--------------------------------------------------------------------------------
  Tyco International Ltd.          2.02%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers to have the potential for above-average growth.

                         * LIPPER PERFORMANCE COMPARISON
                            MULTICAP CORE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                              Six     One     Five
                                            Months    Year    Year
                                            -------  ------  ------
  Number of Funds in peer group:              408      372      129

  Peer group average annual total return:   23.41%   25.51%   21.96%

  Lipper categories in peer group:  MULTICAP CORE

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]

          GE MID-CAP GROWTH      GE MID-CAP GROWTH W/LOAD    S&P MIDCAP 400
 9/8/93        10000.00              9425.00                   10000.00
                9847.06              9280.85                    9977.95
 9/94          10251.10              9661.66                   10262.83
               11106.35             10467.73                   10824.72
 9/95          13743.36             12953.12                   12919.75
               14277.89             13456.91                   13911.12
 9/96          15715.18             14811.56                   14730.65
               15430.10             14542.87                   15388.68
 9/97          20917.94             19715.16                   20490.44
               22427.98             21138.37                   22940.57
 9/98          17548.00             16536.00                   19213.60
               20836.59             19635.36                   23000.74
 9/99          19987.85             18835.55                   24048.16
 3/00          26735.34             25194.05                   31762.12

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX   ONE    FIVE   SINCE
                     MONTHS YEAR   YEAR INCEPTION
                     ------ ----   ---- ------------
GE Mid-Cap Growth    33.76% 28.31% 19.21% 16.17%
GE Mid-Cap Growth
  w/load             26.13% 20.92% 17.80% 15.12%
(maximum load-5.75%)
S&P MidCap 400       32.08% 38.09% 24.02% 19.25%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

      GE MID-CAP GROWTH    GE MID-CAP GROWTH W/LOAD    S&P MIDCAP 400
9/8/93     10000.00           10000.00                    10000.00
            9823.53            9823.53                     9977.95
9/94       10180.31           10180.31                    10262.83
           10976.20           10976.20                    10824.72
9/95       13542.06           13542.06                    12919.75
           14017.22           14017.22                    13911.12
9/96       15383.31           15383.31                    14730.65
           15050.70           15050.70                    15388.68
9/97       20336.85           20336.85                    20490.44
           21740.75           21740.75                    22940.57
9/98       16958.00           16958.00                    19213.60
           20088.45           20088.45                    23000.74
9/99       19218.82           19218.82                    24048.16
03/00      25610.61           25610.61                    31762.12

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX   ONE     FIVE     SINCE
                    MONTHS  YEAR    YEAR   INCEPTION
                    ------  ------  ------  --------
GE Mid-Cap Growth   33.26%  27.49%  18.47%  15.41%
GE Mid-Cap Growth
  w/load            29.26%  23.49%  18.47%  15.41%
(maximum load)       4.00%   4.00%   0.00%   0.00%
S&P MidCap 400      32.08%  38.09%  24.02%  19.25%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
        GE MID-CAP GROWTH  GE MID-CAP GROWTH W/LOAD      S&P MIDCAP 400
9/30/99    10000.00             10000.00                    10000.00
10/99      10305.43             10305.43                    10510.50
11/99      10961.54             10961.54                    11062.30
12/99      12262.44             12262.44                    11719.40
1/00       11447.96             11447.96                    11391.14
2/00       12194.57             12194.57                    12187.38
3/00       13325.79             13225.79                    13207.71

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Mid-Cap Growth         33.26%
GE Mid-Cap Growth w/load  32.26%
(maximum load)             1.00%
S&P MidCap 400            32.08%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
               GE MID-CAP GROWTH              S&P MIDCAP 400
1/5/98              10000.00                    10000.00
3/98                11120.00                    11104.28
6/98                10680.00                    10865.88
9/98                 8710.05                     9300.25
12/98               10400.00                    11886.37
3/99                10380.00                    11133.40
6/99                11280.00                    12707.03
9/99                 9980.00                    11640.40
12/99               12270.00                    13641.85
3/00                13370.00                    15374.30

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX     ONE    SINCE
                   MONTHS   YEAR  INCEPTION
                   ------  ------ --------
GE Mid-Cap Growth  33.97%  28.81%  13.86%
S&P MidCap 400     32.08%  38.09%  21.21%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                          GE MID-CAP GROWTH FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                             GE MID-CAP GROWTH FUND
                               [PIE CHART OMITTED]
                                TECHNOLOGY 32.1%
                                 FINANCIAL 15.2%
                               CAPITAL GOODS 12.1%
                                  CONSUMER 9.9%
                               CASH & OTHER 8.8%*
                                 HEALTHCARE 6.7%
                                RETAIL TRADE 6.6%
                                   ENERGY 3.5%
                                 UTILITIES 3.4%
                              BASIC MATERIALS 1.7%

*INCLUDES CASH EQUALIZED BY FUTURES OF (0.61)%.



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.2%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.7%

CK Witco Corp. ...................... 12,392    $   126,244
Rohm & Hass Co. .....................  3,519        157,035
Sealed Air Corp. ....................  7,435        403,813(a)
                                                    687,092

CAPITAL GOODS -- 12.1%

Dover Corp. ......................... 10,161        486,458
Honeywell International Inc. ........  8,054        424,345
Hubbell Inc. (Class B) ..............  7,064        193,377
Martin Marietta Materials Inc. ...... 13,383        635,692
Masco Corp. ......................... 23,297        477,589
Mettler-Toledo International Inc. ... 16,605        679,767(a)
Molex Inc. (Class A) ................ 13,166        584,241
Textron Inc. ........................  6,692        407,376
Thermo Electron Corp. ............... 12,392        252,487(a)
Tyco International Ltd. ............. 16,605        828,174
                                                  4,969,506

CONSUMER - CYCLICAL -- 9.2%

Clear Channel
   Communications Inc. ..............  8,030        554,572(a)
Dial Corp. .......................... 30,980        425,975
Interpublic Group Cos. Inc. ......... 13,631        644,065
ITT Industries Inc. ................. 18,588        577,390
Jones Apparel Group Inc. ............ 12,764        406,852(a)
U.S. Industries Inc. ................ 26,643        294,738
Viad Corp. .......................... 37,174        850,355
                                                  3,753,947

CONSUMER - STABLE -- 0.7%

Manor Care Inc. ..................... 21,686        292,761(a)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY -- 3.5%
Nabors Industries Inc. ..............  8,551    $   331,886(a)
Schlumberger Ltd. ...................  4,089        312,809
Tosco Corp. ......................... 13,383        407,345
Transocean Sedco Forex Inc. .........    791         40,588
USX-Marathon Group .................. 12,640        329,430
                                                  1,422,058

FINANCIAL -- 12.2%

AXA Financial Inc. .................. 16,109        577,910
Bank of New York Inc. ............... 19,950        829,172
CIT Group Inc. (Class A) ............ 13,383        260,969
Comdisco Inc. ....................... 30,980      1,366,992(h)
FINOVA Group Inc. ................... 13,879        233,341
Firstar Corp. ....................... 20,818        477,513
GATX Corp. .......................... 10,409        395,542
Waddell & Reed Financial
   Inc. (Class A) ................... 19,950        844,134
                                                  4,985,573

HEALTHCARE -- 6.7%

Allergan Inc. .......................  2,477        123,850
Cardinal Health Inc. ................  7,187        329,704
Covance Inc. ........................ 15,862        170,517(a)
Genentech Inc. ......................  2,675        406,600(a)
Henry Schein Inc. ................... 18,588        300,893(a)
Sybron International Corp. .......... 18,588        539,052(a)
Tenet Healthcare Corp. .............. 16,605        381,915(a)
Watson Pharmaceuticals Inc. ......... 12,392        491,807(a)
                                                  2,744,338

INSURANCE -- 3.0%

American International
   Group Inc. .......................  6,196        678,462(h)
Hartford Financial Services
   Group Inc. .......................  7,683        405,278
UNUMProvident Corp. .................  9,046        153,782
                                                  1,237,522

RETAIL TRADE -- 6.6%

Costco Wholesale Corp. .............. 12,392        651,355(a)
Federated Department Stores Inc. .... 18,588        776,049(a)
Kroger Co. .......................... 20,075        352,567(a)
Office Depot Inc. ................... 30,980        358,206(a)
Zale Corp. .......................... 12,144        573,045(a,h)
                                                  2,711,222

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 28.2%

ADC Telecommunications Inc. ......... 21,314      1,148,292(a)
Agilent Technologies Inc. ........... 12,392      1,288,768(a)
Altera Corp. ........................  3,097        276,407(a)
Analog Devices Inc. ................. 47,157      3,799,086(a)
Atmel Corp. .........................  4,206        217,135(a)
Finisar Corp. .......................  2,418        354,275(a)
Nokia Corp. ADR ..................... 11,288      2,452,318
Nortel Networks Corp. ............... 12,887      1,623,762
SCI Systems Inc. ....................  7,434        400,042(a)
                                                 11,560,085


-------------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                          GE MID-CAP GROWTH FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - SOFTWARE & SERVICES -- 3.9%

Cadence Design Systems Inc. ......... 12,516  $     259,707(a)
Compuware Corp. ..................... 16,109        339,296(a)
Intuit Inc. .........................  2,064        112,230(a)
KPNQwest N.V. .......................  7,435        403,349(a)
SunGard Data Systems Inc. ........... 13,135        495,846(a)
                                                  1,610,428

UTILITIES -- 3.4%

El Paso Energy Corp. ................ 15,489        625,368
Qwest Communications
   International Inc. ............... 16,109        781,287(a)
                                                  1,406,655

TOTAL INVESTMENTS IN SECURITIES
   (COST $26,010,699) ...............            37,381,187


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.0%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund
   (COST $3,272,262) ............. 3,272,262      3,272,262

OTHER ASSETS AND LIABILITIES,
   NET 0.8% ......................                  332,322
                                                -----------
NET ASSETS-- 100% ................              $40,985,771
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Mid Cap Growth Fund had the following Short Futures Contracts open at March 31, 2000:

                               NUMBER
                 EXPIRATION      OF      UNDERLYING  UNREALIZED
 DESCRIPTION        DATE      CONTRACTS  FACE VALUE     LOSS
-------------------------------------------------------------------------------
S&P 500 Midcap    June 2000       1      $(252,675)   $(1,225)

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE MID-CAP VALUE EQUITY FUND

Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE GE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $5 BILLION. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS. HE RECEIVED HIS M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.


Q. HOW DID THE GE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund posted a return of 9.16% (Class A) for the six-month period ended March 31, 2000. This compares with a 32.08% return for the S&P MidCap 400 Index. The Lipper Multicap Funds Index returned 7.98% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The Fund's underperformance relative to its benchmark can be attributed to a very speculative stock market environment that was dominated by biotechnology and Internet-startups - areas of the market we have avoided due to their lofty valuations. These lofty valuations have come to symbolize investing in certain sectors of the market akin to high-stakes gambling rather than wealth accumulation supported by fundamental analysis. Despite our limited exposure in these areas, however, our performance was strong, particularly relative to the value indices. The Fund's performance was bolstered due to the strong returns of several holdings, across many sectors of the portfolio. While it is disheartening to underperform your benchmark over any measured time-period, we believe that the Fund is positioned to generate above-average returns, long-term, without taking on the high levels of risk necessary to outperform in a short-term, speculative environment.

Q.  WHICH INVESTMENTS STAND OUT?
A. Portfolio holdings that positively contributed to performance the past six-months include AT&T Liberty Media, Hartford Financial Services Group, Pharmacia & Upjohn, and Quantum Corp.-DLT & Storage Systems. Our best performing stock was CoreComm Limited, an alternative telephone company providing telephone and Internet services in the U.S. The best performing sector was our energy holdings, including BJ Services, Noble Affiliates, and Tosco Corporation. On the downside, our tobacco-related holdings Philip Morris, Loews Corp., and Nabisco Group Holdings were weak on tobacco litigation concerns.

Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities. We do not chase the market mania for Internet, technology, and other speculative growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. After being ignored for some time, the "non-tech" part of the market staged a strong recovery in March, halting an unprecedented valuation gap that had developed between growth and value investment styles. While stable core inflation rates and declining bond yields were a factor in this change in investor sentiment, a more significant catalyst was the increasing confidence exhibited by old economy companies in their own ability to deliver sustainable long-term earnings growth. This is reflected in the willingness of many of these companies to repurchase record amounts of their shares back in the open market. Additionally, with many of these companies selling near book value, the quantity of announced leverage buyouts and merger and acquisition activity has also increased significantly. We view these events as a positive development for the overall market and value stocks in general. Accordingly, we have positioned the Fund in a number of attractive investment opportunities, including our holdings in the finance, energy services, healthcare, media, and telecommunications sectors.

Q. WHAT ARE THE FOUR BEST AND WORST PERFORMING STOCKS HELD DURING THE SIX MONTH PERIOD?
                    BEST
  CoreComm Limited             + 20.5%
  BJ Services                  + 20.4%
  Pharmacia & Upjohn           + 19.9%
  Quantum Corp. DLT & Storage  + 11.7%
  Hartford Financial Group       +7.8%

                    WORST
  Delta Airlines                - 3.6%
  Tenet Healthcare               -5.6%
  Philip Morris                  -5.6%
  Ford Motor Co.                 -6.8%
  NabiscoGroup Holdings         -17.5%

[PHOTO OF JON D. BOSSE OMITTED]

                                                    GE MID-CAP VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------
  NTL Inc.                         5.04%
--------------------------------------------------------------------------------
  CoreComm Ltd.                    4.56%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media
    Group (Class A)                4.48%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc.    4.36%
--------------------------------------------------------------------------------
  MediaOne Group Inc.              3.06%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.           2.82%
--------------------------------------------------------------------------------
  Waddell & Reed Financial Inc.
     (Class A)                     2.75%
--------------------------------------------------------------------------------
  Heller Financial Inc.            2.62%
--------------------------------------------------------------------------------
  The E.W. Scripps Co. Inc.
     (Class A)                     2.53%
--------------------------------------------------------------------------------
  Noble Affiliates Inc.            2.41%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with medium-sized market capitalizations that the fund's management considers as undervalued by the market and have above-average growth potential.

                         * LIPPER PERFORMANCE COMPARISON
                            MULTICAP VALUE PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00


                                         Six Months  One Year
                                         ---------- ----------
   Number of Funds in peer group:            493        476

   Peer group average annual total return:  7.98%      8.13%

   Lipper categoriesin peer group:   MULTICAP VALUE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

                  GE MID-CAP    GE MID-CAP VALUE
                     VALUE           W/LOAD          S&P MIDCAP 400
12/31/98           10000.00         9425.00              10000.00
                   10060.00         9481.55               9615.30
                    9580.00         9029.15               9109.63
3/99               10100.00         9519.25               9366.52
                   11070.00        10433.47              10104.89
                   11110.00        10471.17              10147.43
6/99               11500.00        10838.75              10690.42
                   10970.00        10339.22              10461.11
                   10370.00         9773.72              10103.44
9/99                9830.00         9264.84               9793.06
                   10290.00         9698.40              10293.00
                   10360.00         9764.37              10833.38
12/99              10791.22        10170.80              11476.89
                   10036.24         9459.22              11155.42
                    9351.72         8814.06              11935.18
3/00               10730.82        10113.87              12934.39

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX     ONE    SINCE
                MONTHS   YEAR  INCEPTION
                ------  ------ --------
GE Mid-Cap Value 9.16%   6.25%  5.80%
GE Mid-Cap Value
  w/load         2.88%   0.10%  0.91%
(maximum load-5.75%)
S&P MidCap 400  32.08%  38.09% 22.87%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
            GE MID-CAP       GE MID-CAP VALUE      S&P
               VALUE              W/LOAD        MIDCAP 400
12/31/98    10000.00            10000.00          10000.00
            10050.00            10050.00           9615.30
             9570.00             9570.00           9109.63
3/99        10080.00            10080.00           9366.52
            11030.00            11030.00          10104.89
            11070.00            11070.00          10147.43
6/99        11450.00            11450.00          10690.42
            10910.00            10910.00          10461.11
            10310.00            10310.00          10103.44
9/99         9770.00             9770.00           9793.06
            10220.00            10220.00          10293.00
            10280.00            10280.00          10833.38
12/99       10711.74            10711.74          11476.89
             9950.20             9950.20          11155.42
             9258.79             9258.79          11935.18
3/00        10631.58            10331.58          12934.39

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX     ONE    SINCE
                MONTHS   YEAR  INCEPTION
                ------  ------ --------
GE Mid-Cap Value 8.82%   5.47%   5.02%
GE Mid-Cap Value
  w/load         4.82%   1.47%   2.64%
(maximum load)   4.00%   4.00%   3.00%
S&P MidCap 400  32.08%  38.09%  22.87%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
       GE MID-CAP VALUE      GE MID-CAP VALUE W/LOAD          S&P MIDCAP 400
9/30/99   10000.00                  10000.00                     10000.00
10/99     10460.59                  10460.59                     10510.50
11/99     10522.01                  10522.01                     11062.30
12/99     10965.14                  10965.14                     11719.40
01/00     10191.50                  10191.50                     11391.14
02/00      9479.74                   9479.74                     12187.38
03/00     10882.62                  10782.62                     13207.71

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Mid-Cap Value           8.83%
GE Mid-Cap Value w/load    7.83%
(maximum load)             1.00%
S&P MidCap 400            32.08%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
                    GE MID-CAP VALUE                          S&P MIDCAP 400
12/31/98                 10000.00                                 10000.00
                         10060.00                                  9615.30
                          9580.00                                  9109.63
3/99                     10100.00                                  9366.52
                         11070.00                                 10104.89
                         11110.00                                 10147.43
6/99                     11510.00                                 10690.42
                         10970.00                                 10461.11
                         10380.00                                 10103.44
9/99                      9840.00                                  9793.06
                         10300.00                                 10293.00
                         10370.00                                 10833.38
12/99                    10808.50                                 11476.89
                         10052.31                                 11155.42
                          9366.69                                 11935.18
3/00                     10758.09                                 12934.39

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX     ONE    SINCE
                MONTHS   YEAR  INCEPTION
                ------  ------ --------
GE Mid-Cap Value   9.33%   6.52%  6.01%
S&P MidCap 400    32.08%  38.09% 22.87%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE MID-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                            MID-CAP VALUE EQUITY FUND
                               [PIE CHART OMITTED]
                                 CONSUMER 23.6%
                            FINANCIAL SERVICES 21.8%
                            TELECOMMUNICATIONS 15.9%
                                   ENERGY 7.3%
                           MATERIALS & PROCESSING 7.0%
                                 HEALTHCARE 6.7%
                               CAPITAL GOODS 5.5%
                                CASH & OTHER 4.7%
                                 TECHNOLOGY 3.0%
                               MISCELLANEOUS 2.8%
                               TRANSPORTATION 1.7%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 5.5%

CNH Global N.V. ....................  12,000    $   118,500
Ingersoll-Rand Co. .................   5,400        238,950
Parker Hannifin Corp. ..............   4,700        194,169
York International Corp. ...........   7,500        175,312
                                                    726,931

CONSUMER - DISCRETIONARY -- 19.8%
AT&T Corp. - Liberty Media
   Group (Class A) .................  10,000        592,500(a)
Cox Communications Inc.
   (Class A) .......................   4,800        232,800(a)
Delphi Automotive Systems Corp. ....   8,000        128,000
Dillards Inc. (Class A) ............   9,800        161,087
Ford Motor Co. .....................   5,600        257,250
Hasbro Inc. ........................  13,900        229,350
Lear Corp. .........................   4,600        129,375(a)
Mandalay Resort Group ..............   8,500        143,438(a)
MediaOne Group Inc. ................   5,000        405,000(a)
The E.W. Scripps Co. Inc. (Class A)    6,900        334,650
                                                  2,613,450

CONSUMER - STABLE -- 3.8%
Alberto-Culver Co. (Class A) .......   8,100        177,188
Nabisco Group Holdings Corp. .......  10,600        127,200
Philip Morris Cos. Inc. ............   9,200        194,350
                                                    498,738

ENERGY -- 7.3%
BJ Services Co. ....................   1,700        125,588(a)
Conoco Inc. (Class B) ..............  10,700        274,187
Noble Affiliates Inc. ..............   9,700        318,281
Tosco Corp. ........................   8,100        246,544
                                                    964,600

FINANCIAL -- 16.3%
Bank of America Corp. ..............   4,200        220,238
Bear Stearns Cos. Inc. .............   6,063        276,624
Chase Manhattan Corp. ..............   3,400        296,437
Countrywide Credit Industries Inc. .   7,000        190,750




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
First Union Corp. ..................   6,600  $     245,850
Heller Financial Inc. ..............  15,000        346,875
IndyMac Mortgage Holdings Inc. .....  14,600        218,088
Waddell & Reed Financial
   Inc. (Class A) ..................   8,600        363,887
                                                  2,158,749

HEALTHCARE -- 6.7%
Aetna Inc. .........................   4,300        239,456
Pharmacia & Upjohn Inc. ............   4,600        272,550
Tenet Healthcare Corp. .............  16,200        372,600(a)
                                                    884,606

INSURANCE -- 5.5%
Hartford Financial Services
   Group Inc. ......................   5,900        311,225
MGIC Investment Corp. ..............   5,200        226,850
Torchmark Corp. ....................   8,300        191,938
                                                    730,013

MATERIALS & PROCESSING -- 7.0%
Applied Power Inc. (Class A) .......   5,800        165,300
Bowater Inc. .......................   3,400        181,475
Packaging Corp. of America .........  16,700        175,350(a)
Praxair Inc. .......................   7,000        291,375
Smurfit-Stone Container Corp. ......   6,600        111,787(a)
                                                    925,287

MISCELLANEOUS -- 2.8%
Loews Corp. ........................   4,200        210,000
Pactiv Corp. .......................  17,800        155,750(a)
                                                    365,750

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.0%
Quantum Corp. - DLT &
   Storage Systems .................  13,600        162,350(a)
Quantum Corp. - Hard Disk Drive ....  21,200        238,500(a)
                                                    400,850

TELECOMMUNICATIONS -- 15.9%
Alltel Corp. .......................   4,100        258,556
CoreComm Ltd. ......................  13,725        603,900(a)
NTL Inc. ...........................   7,187        667,044(a)
Telephone & Data Systems Inc. ......   5,200        577,200
                                                  2,106,700

TRANSPORTATION -- 1.7%
Delta Air Lines Inc. ...............   4,300        228,975

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,421,944) ...............            12,604,649


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $760,653) ................. 760,653        760,653

OTHER ASSETS AND LIABILITIES,
   NET (1.0)% ......................               (134,393)
                                                -----------

NET ASSETS-- 100% ..................            $13,230,909
                                                ===========

----------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND

Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING
MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER (PICTURED), CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH, THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund had a return of 30.33% (Class A) for the six months ended March 31, 2000. The Russell 2000 Index returned 26.65% and the Lipper average returned 12.77% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. Core holdings in the financial services and consumer discretionary sectors aided returns while strong additions in the technology and health care sectors helped the Fund garner additional strength against the Russell 2000 Index. Among our top performers were companies with strong management and product lines positioned well for the future, such as: Titan Corp., Emmis Communications, Comdisco, Veeco Instruments and Glenayre Technologies.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. We believe that, over the long term, the stocks of small to medium capitalization companies will outperform those of large capitalization companies. These companies are often more efficient in bringing recently developed products to the market in a timely manner and in reacting to changes in the marketplace. Our primary focus is on quality of management. We attempt to maintain a balance between an investment candidate's projected growth and its valuation.


Q.  WHY DID THE WEIGHTING OF THE FUND CHANGE?
A. There is no limit as to the amount we will be under or over-weighted in a sector or industry group compared to the Russell 2000. First and foremost, we consider ourselves stock pickers. We view sector allocation as a tool to help manage risk but rely upon our stock selection as the primary component of portfolio construction. Our allocation to technology and health care has increased over the last six months as we have found more opportunities for future return within these sectors.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. We remain committed to finding companies with strong product lines, robust projected growth, reasonable valuations and forward thinking management.

[PHOTO OF JACK FEILER OMITTED]

                                                  GE SMALL-CAP VALUE EQUITY FUND


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Eastern Enterprises              3.99%
--------------------------------------------------------------------------------
  NOVA Corp.                       3.57%
--------------------------------------------------------------------------------
  The Titan Corp.                  3.42%
--------------------------------------------------------------------------------
  Zebra Technologies Corp.
   (Class A)                       3.03%
--------------------------------------------------------------------------------
  Quantum Corp. - Hard Disk Drive  2.89%
--------------------------------------------------------------------------------
  CommScope Inc.                   2.54%
--------------------------------------------------------------------------------
  ITC DeltaCom Inc.                2.51%
--------------------------------------------------------------------------------
  Glenayre Technologies Inc.       2.44%
--------------------------------------------------------------------------------
  S3 Inc.                          2.41%
--------------------------------------------------------------------------------
  Aeroflex Inc.                    2.40%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
   Amutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies with small-sized market capitalizations that the fund's management considers as undervalued by the market but have solid growth potential.

                         * LIPPER PERFORMANCE COMPARISON
                        SMALL CAP VALUE EQUITY PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 3/31/00


                                          Six Months  One Year
                                          ---------- ----------
   Number of Funds in peer group:             345        328

   Peer group average annual total return:  12.77%     24.01%

   Lipper categoriesin peer group:   SMALL-CAP VALUE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
          GE SMALL-CAP       GE SMALL-CAP VALUE
             VALUE                 W/LOAD         RUSSELL 2000
9/30/98    10000.00               9425.00            10000.00
10/98      10760.00              10141.38            10407.80
11/98      11450.00              10791.71            10953.17
12/98      12016.63              11325.76            11631.17
1/99       11383.12              10728.67            11785.86
2/99       10498.21               9894.64            10831.21
3/99       10437.88               9837.77            11000.18
4/99       11332.84              10681.28            11985.79
5/99       11795.41              11117.25            12160.78
6/99       12800.98              12065.02            12710.45
7/99       12881.43              12140.84            12362.19
8/99       12237.86              11534.27            11904.78
9/99       12227.80              11524.79            11907.17
10/99      12479.20              11761.73            11955.99
11/99      13263.55              12500.99            12669.76
12/99      14557.95              13720.97            14083.70
1/00       13891.53              13092.86            13856.95
2/00       15373.75              14489.87            16144.74
3/00       15936.76              15020.51            15080.80

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX    ONE    SINCE
                    MONTHS  YEAR  INCEPTION
                    ------ ------ --------
GE Small-Cap Value  30.33%  52.68% 36.36%
GE Small-Cap Value
  w/load            22.86%  43.95% 31.09%
(maximum load-5.75%)
Russell 2000        26.65%  37.29% 31.47%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
          GE SMALL-CAP         GE SMALL-CAP VALUE
            VALUE                  W/LOAD                  RUSSELL 2000
9/30/98   10000.00               10000.00                     10000.00
          10750.00               10750.00                     10407.80
          11440.00               11440.00                     10953.17
12/98     11996.22               11996.22                     11631.17
          11353.74               11353.74                     11785.86
          10460.30               10460.30                     10831.21
3/99      10400.07               10400.07                     11000.18
          11283.47               11283.47                     11985.79
          11735.21               11735.21                     12160.78
6/99      12729.04               12729.04                     12710.45
          12799.31               12799.31                     12362.19
          12156.83               12156.83                     11904.78
9/99      12136.76               12136.76                     11907.17
          12377.68               12377.68                     11955.99
          13150.66               13150.66                     12669.76
12/99     14421.02               14421.02                     14083.70
          13755.08               13755.08                     13856.95
          15213.26               15213.26                     16144.74
3/00      15752.90               15452.90                     15080.80

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX    ONE    SINCE
                   MONTHS  YEAR  INCEPTION
                   ------ ------ --------
GE Small-Cap Value 29.79% 51.47%  35.31%
GE Small-Cap Value
  w/load           25.79% 47.47%  33.59%
(maximum load)      4.00%  4.00%   3.00%
Russell 2000       26.65% 37.29%  31.47%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

         GE SMALL-CAP     GE SMALL-CAP VALUE
             VALUE             W/LOAD           RUSSELL 2000
9/30/99     10000.00          10000.00            10000.00
10/99       10198.51          10198.51            10041.00
11/99       10835.40          10835.40            10640.45
12/99       11882.10          11882.10            11827.92
1/00        11333.41          11333.41            11637.49
2/00        12534.86          12534.86            13558.84
3/00        12979.49          12879.49            12665.31


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Small-Cap Value        29.79%
GE Small-Cap Value w/load 28.79%
(maximum load)             1.00%
Russell 2000              26.65%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
               GE SMALL-CAP VALUE                     RUSSELL 2000
9/30/98             10000.00                            10000.00
10/98               10760.00                            10407.80
11/98               11460.00                            10953.17
12/98               12021.58                            11631.17
1/99                11387.80                            11785.86
2/99                10502.53                            10831.21
3/99                10442.17                            11000.18
4/99                11347.56                            11985.79
5/99                11810.32                            12160.78
6/99                12816.31                            12710.45
7/99                12906.85                            12362.19
8/99                12273.07                            11904.78
9/99                12252.95                            11907.17
10/99               12514.51                            11955.99
11/99               13299.18                            12669.76
12/99               14593.75                            14083.70
1/00                13938.76                            13856.95
2/00                15421.12                            16144.74
3/00                15984.18                            15080.80

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX    ONE    SINCE
                   MONTHS  YEAR  INCEPTION
                   ------ ------ --------
GE Small-Cap Value 30.45% 53.07%  36.63%
Russell 2000       26.65% 37.29%  31.47%



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                  GE SMALL-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                         GE SMALL-CAP VALUE EQUITY FUND

                               [PIE CHART OMITTED]
                                TECHNOLOGY 32.9%
                                 CONSUMER 14.7%
                                HEALTHCARE 10.3%
                             FINANCIAL SERVICES 8.4%
                                 UTILITIES 7.5%
                             TELECOMMUNICATIONS 7.2%
                                CASH & OTHER 6.6%
                             PRODUCER DURABLES 5.4%
                           MATERIALS & PROCESSING 2.2%
                        REAL ESTATE INVESTMENT TRUST 1.6%
                                   ENERGY 1.2%
                           AUTOS & TRANSPORTATION 1.0%
                             BROADCAST & CABLE 1.0%




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION -- 1.0%

Kirby Corp. ......................... 24,300    $   479,925(a)

BROADCAST/CABLE -- 1.0%
Pegasus Communications Corp. ........  3,500        492,625(a)

CONSUMER - DISCRETIONARY -- 14.7%

Applebee's International Inc. ....... 17,400        489,375
Dollar Tree Stores Inc. ............. 11,700        609,863(a)
Fastenal Co. ........................ 11,900        569,713
Handleman Co. ....................... 49,600        440,200(a)
InterTAN Inc. ....................... 57,450        789,937(a)
Iron Mountain Inc. .................. 18,600        633,562(a)
Polaroid Corp. ...................... 21,300        505,875
Reader's Digest Assoc. Inc.
   (Class A) ........................ 19,200        679,200
School Specialty Inc. ............... 31,600        679,400(a)
TeleTech Holdings Inc. .............. 28,900        997,050(a)
United Stationers Inc. .............. 15,100        538,881(a)
Ziff-Davis Inc. - ZDNet ............. 16,600        352,750(a)
                                                  7,285,806

ENERGY -- 1.2%

Noble Affiliates Inc. ............... 17,500        574,219

FINANCIAL SERVICES -- 8.4%

AmeriCredit Corp. ................... 12,900        210,431(a)
Commerce Bancorp Inc. ...............  7,200        266,400
Imperial Bancorp ....................  5,292        164,052
IndyMac Mortgage Holdings Inc. ...... 32,100        479,494
Investment Technology Group Inc. .... 12,900        454,725(a)
NOVA Corp. .......................... 60,600      1,764,975(a)
The BISYS Group Inc. ................ 12,000        798,000(a)
                                                  4,138,077




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 10.3%
Barr Laboratories Inc. .............  12,900 $      541,800(a)
Beckman Coulter Inc. ...............  12,200        783,087
Chattem Inc. .......................  18,100        255,663(a)
Hooper Holmes Inc. .................  12,200        418,613
Oxford Health Plans Inc. ...........  33,000        503,250(a)
The Cooper Cos. Inc. ...............  22,700        730,656
Triad Hospitals Inc. ...............  34,500        577,875(a)
Universal Health Services Inc.
   (Class B) .......................  13,600        666,400(a)
Varian Medical Systems Inc. ........  13,600        620,500
                                                  5,097,844

MATERIALS & PROCESSING -- 2.2%

Airgas Inc. ........................  42,200        350,787(a)
Ball Corp. .........................   8,400        290,325
Kaydon Corp. .......................   7,800        213,038
New England Business Service Inc. ..  14,400        248,400
                                                  1,102,550

PRODUCER DURABLES -- 5.4%

Baldor Electric Co. ................  20,500        370,281
Cable Design Technologies Corp. ....  15,100        512,456(a)
Graco Inc. .........................  15,800        458,200
HEICO Corp. (Class A) ..............  10,100        141,400
L-3 Communications
   Holdings Inc. ...................  17,700        920,400(a)
The Manitowoc Co. Inc. .............  10,300        278,744
                                                  2,681,481

REAL ESTATE INVESTMENT TRUST -- 1.6%

First Industrial Realty Trust Inc.    13,000        354,250
Mid-Atlantic Realty Trust ..........  50,500        467,125
                                                    821,375

TECHNOLOGY -- 32.9%

About.com Inc. .....................   7,900        696,187(a)
Aeroflex Inc. ......................  24,000      1,188,000(a)
Affiliated Computer Services Inc. ..  17,100        649,800(a)
Comdisco Inc. ......................   9,800        432,425
CommScope Inc. .....................  27,500      1,254,687(a)
Danka Business Systems PLC ADR .....  78,100        478,362(a)
Digene Corp. .......................   9,400        432,400(a)
Frequency Electronics Inc. .........  37,500        684,375
General Semiconductor Inc. .........  60,400      1,041,900(a)
Glenayre Technologies Inc. .........  68,700      1,206,544(a)
Hadco Corp. ........................   6,700        432,988(a)
iGATE Capital Corp. ................   8,900        401,613(a)
Lattice Semiconductor Corp. ........   8,000        541,500(a)
Printronix Inc. ....................  13,000        258,375(a)
Quantum Corp. - Hard
   Disk Drive ...................... 127,200      1,431,000(a)
S3 Inc. ............................  56,800      1,192,800(a)
The Titan Corp. ....................  33,200      1,693,200(a)
VIA NET.WORKS Inc. .................  16,200        430,313(a)
Visual Networks Inc. ...............   6,300        357,525(a)
Zebra Technologies Corp.
   (Class A) .......................  30,000      1,500,000(a)
                                                 16,303,994


------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                  GE SMALL-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.2%

Global TeleSystems Group Inc. ......  22,700  $     465,350(a)
InterVoice-Brite Inc. ..............  25,900        747,863(a)
ITC DeltaCom Inc. ..................  34,900      1,243,312(a)
Microcell Telecommunications
   Inc. (Class B) ..................  24,700      1,096,062(a)
                                                  3,552,587

UTILITIES -- 7.5%

Citizens Utilities Co. (Class B) ...  30,400        497,800
Eastern Enterprises ................  33,000      1,975,875
ICG Communications Inc. ............  20,000        722,500(a)
NSTAR ..............................  11,900        499,800
                                                  3,695,975

TOTAL INVESTMENTS IN SECURITIES
   (COST $43,484,712) ..............             46,226,458


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $3,395,948) ..............3,395,948      3,395,948

OTHER ASSETS AND LIABILITIES,
   NET (0.3)% .....................                (143,732)
                                                -----------
NET ASSETS-- 100% .................             $49,478,674
                                                ===========

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND
Q&A

RALPH R. LAYMAN (PICTURED ON PAGE 32) MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $15 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND, THE GE EMERGING MARKETS FUND AND SHARES PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE GE GLOBAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL J. SOLECKI (PICTURED ON THE LEFT ON PAGE 32) CO-LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE GLOBAL EQUITY FUND. HE HAS SERVED THE FUND AS CO-PORTFOLIO MANAGER SINCE SEPTEMBER 1997. MIKE ALSO HAS SERVED AS PORTFOLIO MANAGER OF THE GE EUROPE EQUITY FUND SINCE THAT FUND'S COMMENCEMENT. MIKE HAS MORE THAN NINE YEARS OF INVESTMENT EXPERIENCE AND JOINED GE ASSET MANAGEMENT IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND AN M.B.A. FROM FORDHAM UNIVERSITY.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The GE Global Equity Fund rose 26.11% (Class A) in the six month period ended March 31, 2000, well ahead of the MSCI World benchmark which rose 18.06%.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE SIX MONTHS ENDED MARCH 31, 2000 AND HOW DID THEY IMPACT THE FUND?
A. The 4th quarter of 1999 witnessed the birth of "TMT" - the euphemism describing the three sectors that outperformed at the expense of all others, namely Technology, Media and Telecoms. That trend continued into the 1st quarter of 2000, although investors became more discriminating as the quarter progressed, concentrating on companies whose future earnings and business plans looked more realistic. By the end of the quarter, the valuations of many TMT stocks reached unjustifiably high levels and share prices across the sectors fell sharply, with the fall continuing into early April.

    Over the last 6 months, many non-TMT stocks have been weak, although the underlying fundamentals often looked good. These stocks became known as "old economy" stocks and included such sectors as steels, chemicals and papers as well as financials and general engineering, all of which benefit fundamentally from the strong economic growth which most of the world is currently experiencing. During the quarter, we reduced our holdings in the TMT stocks because we could not justify their high valuations given their expected growth rates, and increased our weights in the old economy sectors where the valuations were more reasonable. By the end of the quarter, this strategy was paying off.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund outperformed the MSCI World Index during the six-month period. Market attribution was positive across all regions except the U.S. However, most of the outperformance came from stock selection that was positive across the portfolio. The greatest contribution came from the Continental European portfolio whose stocks significantly outperformed the underlying index. The emerging markets stocks also performed very well. Holdings that provided the greatest contribution to performance were Sonera Oyj (Finland), Ericsson (Sweden), Vodafone Airtouch (U.K.), which acquired Mannesmann, EMC Corp (U.S.), Lagardere (France), Comverse Technology (Israel), and Taiwan Semiconductor Manufacturing (Taiwan).

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
    EVENTS?
A. During the period, many TMT share prices rose to levels that could not be justified by their underlying growth. Our discipline of owning companies which have forecasted 3 to 5 year cash earnings growth greater than the underlying price/cash earnings ratio lead us to sell such stocks once they became expensive. As a result, we sold our holding in Nokia, the Finnish telecom equipment manufacturer, and began the sell program in many others including Cap Gemini (French software), Nortel (Canadian telecom equipment), Sonera (Finnish telecoms operator) and Comverse Technology (Israeli telecommunications equipment). In addition, we sold Airtours (U.K. Travel agent) because of weakening earnings expectations amid an overly competitive environment. In the U.S., we trimmed our position in EMC Corp, which makes enterprise data storage devices. New positions added during the 1st quarter included British Aerospace (U.K., aerospace & defense) which is benefiting from improved sales of Airbus globally, BMW (German car manufacturer) where earnings expectations improved on the sale of the loss making Rover Car operation, Samsung Electronics (Korea, electronics), and KPN (Netherlands, telecoms operator). In the U.S., we added pharmaceutical giants Merck & Co. and Bristol-Myers Squibb.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. There is no doubt that the last six months have been an unusual period in global stock markets. Every few decades, a new technology is developed which can transform the way in which companies operate. In the 1970's, the introduction of the computer into corporate life was seen as revolutionary, but the main beneficiaries were companies that swiftly and successfully used computers in their operations, rather than the computer manufacturers themselves. Similarly, the main long-term beneficiaries of e-commerce will probably not be the e-commerce vendors but those companies that successfully use e-commerce to improve their operations. The recent rise in so-called e-commerce stocks is unlikely to be long lived and investors should concentrate on companies that use e-commerce effectively. Many of the recent high performance stocks, especially those that have had a short life span, will either disappear or be acquired. In our search for companies with share price valuations that are cheap relative to their long-term growth, we will take their use of e-commerce into account when estimating their future earnings.

                                                           GE GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Intel Corp.                               1.71%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co.    1.70%
--------------------------------------------------------------------------------
  Vodafone AirTouch PLC                     1.60%
--------------------------------------------------------------------------------
  Honeywell International Inc.              1.51%
--------------------------------------------------------------------------------
  Canon Inc.                                1.46%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc.               1.44%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                        1.42%
--------------------------------------------------------------------------------
  Dell Computer Corp.                       1.39%
--------------------------------------------------------------------------------
  Microsoft Corp.                           1.39%
--------------------------------------------------------------------------------
  Philips Electronics N.V.                  1.33%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
                      A mutual fund designed for investors
                          who seek long-term growth of
                        capital by investing primarily in
                         equity securities of companies
                                around the world.

                         * LIPPER PERFORMANCE COMPARISON
                             GLOBAL STOCK PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 3/31/00

                                             Six     One     Five
                                            Months   Year     Year
                                           ------- -------  -------
 Number of Funds in peer group:               311      307      123

 Peer group average annual total return:    31.38%   42.16%   20.05%

 Lipper categories in peer group:  GLOBAL, GLOBAL SMALL CAP

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
         GE GLOBAL EQUITY      GE GLOBAL EQUITY W/LOAD         MSCI WORLD
 2/22/93    10000.00                   9425.00                   10000.00
            10405.58                   9805.76                   10576.80
 9/93       11409.58                  10751.88                   11744.20
            12615.25                  11888.04                   12006.81
 9/94       13038.67                  12287.06                   12631.91
            12646.61                  11917.60                   13126.17
 9/95       14012.70                  13204.94                   14450.99
            14798.50                  13945.44                   15754.10
 9/96       15615.16                  14715.02                   16426.49
            16167.68                  15235.68                   17228.07
 9/97       18553.20                  17483.68                   20387.13
            20128.56                  18968.23                   22733.25
 9/98       16539.00                  15585.56                   20414.83
            21406.49                  20172.53                   25607.49
 9/99       22640.97                  21335.85                   26431.84
 3/00       28553.08                  26907.17                   31206.53


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX     ONE     FIVE    SINCE
                         MONTHS   YEAR    YEAR  INCEPTION
                         -------  ------  ------ --------
GE Global Equity          26.11%  33.39%  17.69%  15.91%
GE Global Equity w/load   18.85%  25.72%  16.30%  14.94%
(maximum load-5.75%)
MSCI World                18.06%  21.86%  18.91%  17.45%



                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

           GE GLOBAL EQUITY     GE GLOBAL EQUITY W/LOAD         MSCI WORLD
12/22/93     10000.00                 10000.00                     10000.00
             10257.78                 10257.78                     10061.15
9/94         10569.61                 10569.61                     10584.95
             10206.22                 10206.22                     10999.12
9/95         11269.36                 11269.36                     12109.26
             11860.62                 11860.62                     13201.20
9/96         12464.76                 12464.76                     13764.63
             12854.81                 12854.81                     14436.32
9/97         14698.12                 14698.12                     17083.46
             15895.50                 15895.50                     19049.40
9/98         13017.00                 13017.00                     17106.68
             16789.26                 16789.26                     21457.88
9/99         17683.36                 17683.36                     22148.64
03/00        23222.24                 23222.24                     26149.61

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SIX    ONE   FIVE    SINCE
                         MONTHS  YEAR  YEAR  INCEPTION
                         ------ ------ ----- ----------
GE Global Equity         25.62% 32.31% 16.83%  14.37%
GE Global Equity w/load  21.62% 28.31% 16.83%  14.37%
(maximum load)            4.00%  4.00%  0.00%   0.00%
MSCI World               18.06% 21.86% 18.91%  16.55%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
       GE GLOBAL EQUITY        GE GLOBAL EQUITY W/LOAD        MSCI WORLD
10/1/99   10000.00                   10000.00                    10000.00
10/99     11308.99                   11308.99                    10518.40
11/99     10822.63                   10822.63                    10812.92
12/99     12106.23                   12106.23                    11686.82
1/00      11610.75                   11610.75                    11015.99
2/00      11979.07                   11979.07                    11044.41
3/00      12562.24                   12462.24                    11806.42

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Global Equity          25.62%
GE Global Equity w/load   24.62%
(maximum load)             1.00%
MSCI World                18.06%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
            GE GLOBAL EQUITY          MSCI WORLD
11/29/93      10000.00                 10000.00
              10861.41                 10551.02
9/94          11242.92                 11100.33
              10919.95                 11534.67
9/95          12115.44                 12698.86
              12810.58                 13843.96
9/96          13534.42                 14434.83
              14027.20                 15139.22
9/97          16124.78                 17915.25
              17523.65                 19976.92
9/98          14417.00                 17939.60
              18684.44                 22502.66
9/99          19779.03                 23227.06
3/00          24971.45                 27422.83

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX     ONE     FIVE     SINCE
                 MONTHS   YEAR    YEAR   INCEPTION
                 -------  ------  ------  --------
GE Global Equity  26.25%  33.65%  17.99%  15.53%
MSCI World        18.06%  21.86%  18.91%  17.25%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE GLOBAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                              GE GLOBAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 40.8%
                               UNITED STATES 34.1%
                                   JAPAN 9.9%
                                PACIFIC RIM 6.8%
                               OTHER REGIONS 4.6%
                                CASH & OTHER 3.8%



                                      NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.6%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.3%

Brambles Industries Ltd. ...........  29,954    $   761,264
Cable & Wireless Optus Ltd. ........ 105,558        422,573(a)
                                                  1,183,837

BRAZIL -- 0.3%

Uniao de Bancos Brasilieros
   S.A. GDR ........................   8,120        257,810

CANADA -- 1.4%

ATI Technologies Inc. ..............  14,375        254,753(a)
Celestica Inc. .....................   9,673        513,273(a)
CGI Group Inc. (Class A) ...........  29,656        416,368(a)
Nortel Networks Corp. ..............     680         85,680
                                                  1,270,074

DENMARK -- 0.2%

Novo-Nordisk AS (Series B) .........   1,158        156,328

FINLAND -- 1.0%

Pohjola Group Insurance Corp.
   (Series B) ......................   2,035        151,018
Sampo Insurance Co. Ltd.
   (Series A) ......................  11,923        456,675
Sonera Oyj .........................     708         48,337
Stora Enso Oyj .....................  18,450        197,868
Tietoenator Oyj ....................   1,102         66,162
                                                    920,060

FRANCE -- 9.8%

Aerospatiale Matra (Regd.) .........  16,644        318,430(a)
Alstom .............................  27,584        765,979
Aventis S.A. .......................  10,009        548,211


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AXA-UAP .............................  8,193     $1,161,875
Banque Nationale de Paris ...........  5,571        440,097
Cap Gemini S.A. .....................    461        124,925
Carrefour S.A. ......................  2,908        372,852
Coflexip S.A. ADR ...................  5,560        304,410
Lagardere S.C.A. .................... 14,046      1,141,211
Lyonnaise Des Eaux S.A. .............  2,556        439,571
Michelin CGDE (Regd.) (Class B) ..... 12,157        390,437
Rhodia S.A. ......................... 16,443        294,431
Schneider S.A. ......................  7,796        497,919
STMicroelectronics N.V. .............  1,640        301,513
Total S.A. (Class B) ................  7,386      1,106,841
Vivendi .............................  5,026        579,924
                                                  8,788,626

GERMANY -- 5.4%

Bayer AG ............................  5,445        243,904
Bayerische Motoren Werke
   (BMW) AG ......................... 13,200        419,005
DaimlerChrysler AG ..................  3,983        259,423
Deutsche Bank AG ....................  6,486        429,778
Fresenius Medical Care AG ...........  6,854        511,261
HypoVereinsbank AG ..................  4,306        266,978
Infineon Technologies AG ............  1,030         56,267(a)
Metallgesellschaft AG ............... 36,552        673,757
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........  2,492        775,520
Preussag AG ......................... 14,595        670,681
Veba AG .............................  9,457        482,208
                                                  4,788,782

GREECE -- 0.5%

Hellenic Telecommunication
   Organization S.A. ADR ............ 10,384        150,568
Hellenic Telecommunication
   Organization S.A. GDR ............  9,550        271,651
                                                    422,219

HONG KONG -- 1.5%

Cheung Kong (Holdings) Ltd. ......... 31,918        477,547
Giordano International Ltd. .........218,000        264,572
Hutchison Whampoa Ltd. ..............  5,000         90,220
Johnson Electric Holdings Ltd. ...... 79,500        543,678
                                                  1,376,017

IRELAND -- 1.5%

Bank of Ireland ..................... 83,455        599,342
CRH PLC ............................. 30,696        558,466
Jefferson Smurfit Group PLC ......... 92,628        215,311
                                                  1,373,119

ISRAEL -- 1.2%

ECI Telecommunications Ltd. ......... 22,453        704,463
Teva Pharmaceutical Industries
   Ltd. ADR .........................  9,097        339,432
                                                  1,043,895

------------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

ITALY -- 1.1%

Banca Intesa S.p.A. ................  84,653   $    292,625
Saipem .............................  89,630        437,708
Telecom Italia S.p.A ...............  15,043        224,709
                                                    955,042

JAPAN -- 9.9%

Asahi Bank Ltd. ....................  20,024        112,149
Canon Inc. .........................  30,000      1,300,346
Fujitsu Ltd. .......................  30,000        920,469
ITOCHU Corp. .......................  61,271        326,452 (a)
Kao Corp. ..........................  17,144        524,348
Mazda Motor Corp. .................. 118,000        402,279
Minebea Co. Ltd. ...................  46,000        611,601
Mitsukoshi Ltd. ....................  10,844         46,898 (a)
NAMCO Ltd. .........................   2,700        110,719
Nippon Telegraph and
   Telephone Corp. (NTT) ...........      44        698,583
Shin-Etsu Chemical Co. .............  12,000        728,194
Sony Corp. .........................   3,700        526,177(a)
Sony Corp. .........................   3,700        522,574
Sumitomo Electric Industries .......  19,000        267,793
The Fuji Bank Ltd. .................  32,000        300,784
The Tokyo Electric Power Co. Inc. ..  13,600        298,057
Toshiba Corp. ...................... 115,000      1,171,675
                                                  8,869,098

MEXICO -- 1.4%

Desc S.A. de C.V. (Series B) ....... 100,823         73,618
Desc S.A. de C.V. ADR ..............   8,451        126,765
Grupo Carso S.A. de C.V. ADR .......  15,454        118,841
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .. 113,944        521,525(a)
Grupo Televisa S.A. GDR ............   6,006        408,408(a)
                                                  1,249,157

NETHERLANDS -- 4.9%

Getronics N.V. .....................   5,935        454,076
IHC Caland N.V. ....................   9,762        417,838
ING Groep N.V. .....................  18,642      1,010,347
Ispat International N.V. (Regd.)
   (Class A) .......................  13,558        201,675
Koninklijke Ahold N.V. .............   8,933        232,578
Koninklijke KPN N.V. ...............   6,574        753,189
Philips Electronics N.V. ...........   7,076      1,189,799
Vendex KBB N.V. ....................   8,592        141,509
                                                  4,401,011

PANAMA -- 0.1%

Panamerican Beverages Inc.
   (Class A) .......................   3,293         58,039

POLAND -- 0.3%

Telekomunikacja Polska
   S.A. GDR (Series A) .............  32,994        308,494(a,b)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PORTUGAL -- 0.1%

Banco Comercial Portugues
   (Regd.) .........................  16,757   $     90,337

SINGAPORE -- 0.2%

Chartered Semiconductor
   Manufacturing Ltd. ADR ..........   1,957        184,447(a)

SOUTH KOREA -- 1.9%

Kookmin Bank .......................   5,392         54,640
Korea Electric Power Corp. .........   4,770        135,947
Korea Telecom Corp. ADR ............   5,680        248,500
Korea Telecom Corp. ................   1,912        169,533
Pohang Iron & Steel Co. Ltd. .......   3,590        352,845
Pohang Iron & Steel Co. Ltd. ADR ...   3,363         92,482
Samsung Electronics ................   2,210        669,848
                                                  1,723,795

SPAIN -- 1.6%

Repsol S.A. ........................  10,231        224,442
Telefonica S.A. ....................  46,629      1,178,750(a)
                                                  1,403,192

SWEDEN -- 2.5%

Autoliv Inc. SDR ...................  15,369        425,729
Ericsson LM Telephone (Series B) ...  11,259        990,448
Investor AB (Series B) .............   5,717         89,452
Invik & Co. AB .....................   1,232        178,489
Kinnevik AB (Series B) .............   2,394         91,565
NetCom Systems AB (Series B) .......   1,817        156,892(a)
Nordic Baltic Holding AB FDR .......  50,492        265,917
Pharmacia & Upjohn Inc. ............     913         54,095
                                                  2,252,587

SWITZERLAND -- 1.2%

ABB Ltd. ...........................   3,703        425,466
Credit Suisse AG ...................   2,270        451,992
Novartis AG (Regd.) ................     108        147,738
                                                  1,025,196

TAIWAN -- 1.9%

Synnex Technology International
   Corp. GDR .......................   4,421        138,156(b)
Taiwan Semiconductor
   Manufacturing Co. ............... 224,617      1,513,194
                                                  1,651,350

UNITED KINGDOM -- 10.3%

Bank of Scotland ...................  19,061        218,347
BP Amoco PLC ADR ...................  16,936        898,667
British Aerospace PLC .............. 212,755      1,185,546
British Energy PLC .................   6,103         18,802(a)
Cable & Wireless PLC ...............  49,617        931,354

----------------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE GLOBAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Commercial Union PLC ..............   61,187 $      848,492
Corus Group PLC ...................  334,567        536,659
Granada Group PLC .................   93,065        997,176
Invensys PLC ......................  153,863        685,291
Nycomed Amersham PLC ..............   63,972        519,434
Railtrack Group PLC ...............    9,650        112,156
Reed International PLC ............   39,560        288,464
Royal & Sun Alliance Insurance
   Group PLC ......................   49,717        308,702
Saatchi & Saatchi PLC .............   16,998         99,590
Somerfield PLC ....................  124,044        109,607
Vodafone AirTouch PLC .............  256,001      1,426,526
Vodafone AirTouch PLC ADR .........        5            278
                                                  9,185,091

UNITED STATES -- 34.1%

American Express Co. ..............    4,680        697,028
Applied Materials Inc. ............    6,266        590,571(a)
Bristol-Myers Squibb Co. ..........   18,764      1,083,621
Cisco Systems Inc. ................   16,396      1,267,616(a)
Citigroup Inc. ....................   19,886      1,179,488
Colgate-Palmolive Co. .............   16,774        945,634
Comcast Corp. (Class A) ...........   20,135        873,356
Dell Computer Corp. ...............   22,988      1,239,915(a)
Dover Corp. .......................   21,336      1,021,461
Duke Energy Corp. .................   16,096        845,040
EMC Corp. .........................    7,531        941,375(a)
Federal National Mortgage Assoc. ..   15,000        846,563
First Data Corp. ..................   21,220        938,985
Gannett Co. Inc. ..................   11,925        839,222
Home Depot Inc. ...................   15,953      1,028,968
Honeywell International Inc. ......   25,525      1,344,848
Intel Corp. .......................   11,598      1,530,211
International Business
   Machines Corp. .................    7,609        897,862
Interpublic Group Cos. Inc. .......   27,203      1,285,342
Lowe's Cos. Inc. ..................    1,190         69,466
McDonald's Corp. ..................   25,756        967,460
MCI WorldCom Inc. .................   20,782        941,684(a)
Merck & Co. Inc. ..................   18,872      1,172,423
Microsoft Corp. ...................   11,652      1,238,025(a)
Morgan Stanley, Dean
   Witter & Co. ...................   12,667      1,033,152
SBC Communications Inc. ...........   20,386        856,212
Schering Plough Corp. .............   18,578        682,742
Schlumberger Ltd. .................   12,441        951,736
The Walt Disney Co. ...............   23,339        965,651
Wal-Mart Stores Inc. ..............   16,097        893,384
Warner-Lambert Co. ................    6,510        634,725
Zebra Technologies Corp.
   (Class A) ......................   12,275        613,750(a)
                                                 30,417,516

TOTAL COMMON STOCK
   (COST $71,099,378) .............              85,355,119


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Henkel KGaA ........................   5,085        292,149
Telecomunicacoes Brasileiras
   S.A. ADR ........................   1,372        205,371(a)

TOTAL PREFERRED STOCK
   (COST $471,041) .................                497,520


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (COST $0) ..........................   46  $       3,964(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $71,570,419) .................          85,856,603


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $3,306,315) ..............3,306,315      3,306,315

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ........................                 87,442
                                                -----------
NET ASSETS-- 100% ..................            $89,250,360
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Global Equity Fund invested in the following sectors at March 31, 2000:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                20.22%
Consumer Goods                                        18.98%
Finance                                               15.25%
Industrials                                           13.19%
Telecommunication Services                            10.08%
Health Care                                            6.55%
Energy                                                 4.40%
Materials                                              4.39%
Cash and Other                                         3.80%
Utilities                                              3.14%
                                                     -------
                                                     100.00%
                                                     =======

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND

Q&A

RALPH R. LAYMAN (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE INTERNATIONAL EQUITY FUND.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The GE International Equity Fund rose 26.06% (Class A) in the six month period ending March 31, 2000, well ahead of the MSCI EAFE benchmark which rose 16.87%.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE SIX MONTHS ENDED MARCH 31, 2000 AND HOW DID THEY IMPACT THE FUND?
A. The 4th quarter of 1999 witnessed the birth of "TMT" - the euphemism describing the three sectors that outperformed at the expense of all others, namely Technology, Media and Telecoms. The trend continued into the 1st quarter of 2000, although investors became more discriminatory as the quarter progressed -concentrating on companies whose future earnings and business plans looked more realistic. By the end of the quarter, the valuations of many TMT stocks reached unjustifiably high levels and share prices across the sectors fell sharply, with the fall continuing into early April.

    Over the last 6 months, many non-TMT stocks have been weak, although the underlying fundamentals often looked good. These stocks became known as "old economy" stocks and included such sectors as steels, chemicals and papers as well as financials and general engineering, all of which benefit fundamentally from the strong economic growth which most of the world is currently experiencing. During the quarter, we reduced our holdings in the TMT stocks because we could not justify their high valuations given their expected growth rates, and increased our weights in the old economy sectors where the valuations were more reasonable. By the end of the quarter, this strategy was paying off.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?
A. The Fund outperformed the MSCI EAFE Index during the six month period. Market attribution was positive across all regions. However, most of the outperformance came from stock selection that was positive across the portfolio. The greatest contribution came from the Continental European portfolio whose stocks significantly outperformed the underlying index. The emerging markets stocks also performed very well. Holdings that provided the greatest contribution to performance were Lagardere (France), Vodafone Airtouch (U.K.), which acquired Mannesmann, Ericsson (Sweden), Taiwan Semiconductor Manufacturing (Taiwan) and Toshiba (Japan).

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
    EVENTS?
A. During the period, many TMT share prices rose to levels that could not be justified by their underlying growth. Our discipline of owning companies which have forecasted 3 to 5 year cash earnings growth greater than the underlying price/cash earnings ratio lead us to sell such stocks once they became expensive. As a result, we sold our holding in Nokia, the Finnish telecoms equipment manufacturer, and began the sell program in many others including Cap Gemini (French software), Nortel (Canadian telecoms equipment), Sonera (Finnish telecoms operator) and STMicroelectronics (French computer chip manufacturer). In addition, we sold Airtours (U.K. Travel agent) because of weakening earnings expectations amid an overly competitive environment, and FKI (U.K. engineering company) because of valuations. New positions added during the 1st quarter included BMW (German car manufacturer) where earnings expectations improved on the sale of the loss making Rover Car operation, Samsung Electronics (Korea, electronics), and KPN (Netherlands, telecoms operator).

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. There is no doubt that the last six months has been an unusual period in global stock markets. Every few decades, a new technology is developed which can transform the way in which companies operate. In the 1970s, the introduction of the computer into corporate life was seen as revolutionary, but the main beneficiaries were companies that swiftly and successfully used computers in their operations, rather than the computer manufacturers themselves. Similarly, the main long term beneficiaries of e-commerce will probably not be the e-commerce vendors but those companies that successfully use e-commerce to improve their operations. The recent rise in so-called e-commerce stocks is unlikely to be long lived and investors should concentrate on companies that use e-commerce effectively. Many of the recent high performance stocks, especially those that have had a short life span, will either disappear or be acquired. In our search for companies with share price valuations that are cheap relative to their long-term growth, we will take their use of e-commerce into account when estimating their future earnings.




 (PICTURED LEFT TO RIGHT: M. SOLECKI, J. STUDER, R. LAYMAN, B. HOPKINSON)

                                                    GE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co.   2.75%
--------------------------------------------------------------------------------
  Vodafone AirTouch PLC                    2.61%
--------------------------------------------------------------------------------
  Canon Inc.                               2.40%
--------------------------------------------------------------------------------
  Philips Electronics N.V.                 2.18%
--------------------------------------------------------------------------------
  BAE Systems PLC                          2.16%
--------------------------------------------------------------------------------
  Toshiba Corp.                            2.14%
--------------------------------------------------------------------------------
  Telefonica S.A.                          2.14%
--------------------------------------------------------------------------------
  AXA-UAP                                  2.13%
--------------------------------------------------------------------------------
  Lagardere S.C.A.                         2.10%
--------------------------------------------------------------------------------
  Total S.A. (Class B)                     2.03%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                           A mutual fund designed for
                               investors who seek
                               long-term growth of
                              capital by investing
                              primarily in foreign
                               equity securities.

                         * LIPPER PERFORMANCE COMPARISON
                         INTERNATIONAL STOCK PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIOD ENDED 3/31/00

                                             Six       One     Five
                                           Months     Year     Year
                                           ------  ---------- --------

  Number of Funds in peer group:              759      717      270

  Peer group average annual total return:   29.38%   44.66%   15.73%

  Lipper categories in peer group:  INTERNATIONAL, CANADIAN, INTERNATIONAL
                                    SMALL CAP

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
         GE INT'L EQUITY      GE INT'L EQUITY W/LOAD          MSCI EAFE
3/2/94      10000.00                 9425.00                     10000.00
             9760.00                 9195.98                      9569.30
9/94        10126.66                 9541.46                     10067.77
             9703.64                 9142.89                     10150.72
9/95        10649.18                10033.80                     10650.87
            11379.76                10722.16                     11402.42
9/96        11877.76                11191.38                     11568.08
            12543.6                 11818.75                     11568.04
9/97        14109.82                13294.46                     12976.21
            15473.21                14579.07                     13719.51
9/98        12882.00                12137.17                     11894.60
            15519.80                14622.93                     14551.79
9/99        16163.52                15229.45                     15576.45
03/00       20375.65                19198.16                     18203.72

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SIX    ONE   FIVE    SINCE
                        MONTHS  YEAR  YEAR  INCEPTION
                        ------ ------ ------ ---------
GE Int'l Equity         26.06% 31.29% 15.99% 12.41%
GE Int'l Equity w/load  18.80% 23.76% 14.63% 11.32%
(maximum load-5.75%)
MSCI EAFE               16.87% 25.10% 12.39% 10.35%


                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
          GE INT'L EQUITY    GE INT'L EQUITY W/LOAD                MSCI EAFE
3/2/94       10000.00              10000.00                         10000.00
              9753.33               9753.33                          9569.30
9/94         10086.65              10086.65                         10067.77
              9629.36               9629.36                         10150.72
9/95         10523.58              10523.58                         10650.87
             11210.92              11210.92                         11402.42
9/96         11658.03              11658.03                         11568.08
             12257.71              12257.71                         11568.04
9/97         13740.18              13740.18                         12976.21
             15011.34              15011.34                         13719.51
9/98         12450.00              12450.00                         11894.60
             14946.19              14946.19                         14551.79
9/99         15508.21              15508.21                         15576.45
03/00        19472.12              19472.12                         18203.72

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                           SIX     ONE    FIVE    SINCE
                          MONTHS   YEAR   YEAR  INCEPTION
                          ------- ------- ------ -------
GE Int'l Equity           25.56%  30.28%  15.12%  11.58%
GE Int'l Equity w/load    21.56%  26.28%  15.12%  11.58%
(maximum load)             4.00%   4.00%   0.00%   0.00%
MSCI EAFE                 16.87%  25.10%  12.39%  10.35%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE INT'L EQUITY         GE INT'L EQUITY W/LOAD       MSCI EAFE
9/30/99      10000.00                   10000.00                10000.00
10/99        10266.14                   10266.14                10374.60
11/99        10747.45                   10747.45                10735.01
12/99        12131.76                   12131.76                11698.48
1/00         11594.43                   11594.43                10955.63
2/00         12221.32                   12221.32                11250.55
3/00         12561.63                   12461.63                11686.70

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Int'l Equity           25.62%
GE Int'l Equity w/load    24.62%
(maximum load)             1.00%
MSCI EAFE                 16.87%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
                  GE INT'L EQUITY                         MSCI EAFE
3/2/94                 10000.00                           10000.00
                        9760.00                            9569.30
9/94                   10146.67                           10067.77
                        9733.29                           10150.72
9/95                   10699.89                           10650.87
                       11461.43                           11402.42
9/96                   11980.87                           11568.08
                       12669.13                           11568.04
9/97                   14276.37                           12976.21
                       15697.18                           13719.51
9/98                   13085.00                           11894.60
                       15781.79                           14551.79
9/99                   16450.89                           15576.45
03/00                  20766.23                           18203.72

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX   ONE   FIVE    SINCE
                MONTHS  YEAR  YEAR  INCEPTION
                ------ ------ ----- ----------
GE Int'l Equity 26.23% 31.58% 16.36% 12.77%
MSCI EAFE       16.87% 25.10% 12.39% 10.35%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE INTERNATIONAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                          GE INTERNATIONAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 63.0%
                                   JAPAN 15.9%
                                PACIFIC RIM 10.9%
                               OTHER REGIONS 7.4%
                                CASH & OTHER 2.9%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------
AUSTRALIA -- 2.1%

Brambles Industries Ltd. ...........  47,492     $1,206,982
Cable & Wireless Optus Ltd. ........ 149,507        598,511(a)
                                                  1,805,493

BRAZIL -- 0.5%

Uniao de Bancos Brasilieros
   S.A. GDR ........................  13,920        441,960

CANADA -- 2.3%

ATI Technologies Inc. ..............  20,371        361,014(a)
Celestica Inc. .....................  15,713        833,771(a)
CGI Group Inc. (Class A) ...........  42,648        598,774(a)
Nortel Networks Corp. ..............   1,439        181,314
                                                  1,974,873

DENMARK -- 0.2%

Novo-Nordisk AS (Series B) .........   1,481        199,932

FINLAND -- 1.6%

Pohjola Group Insurance
   Corp. (Series B) ................   3,066        227,528
Sampo Insurance Co. Ltd.
   (Series A) ......................  19,619        751,447
Sonera Oyj .........................     740         50,522
Stora Enso Oyj .....................  27,002        289,584
Tietoenator Oyj ....................   1,527         91,679
                                                  1,410,760

FRANCE -- 15.8%

Aerospatiale Matra (Regd.) .........  23,827        455,855(a)
Alstom .............................  43,814      1,216,669
Aventis S.A. .......................  16,306        893,110
AXA-UAP ............................  13,013      1,845,414


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Banque Nationale de Paris ...........  7,904  $     624,399
Cap Gemini S.A. .....................    589        159,611
Carrefour S.A. ......................  4,080        523,121
Coflexip S.A. ADR ...................  9,497        519,961
Lagardere S.C.A. .................... 22,374      1,817,845
Lyonnaise Des Eaux S.A. .............  3,636        625,305
Michelin CGDE (Regd.) (Class B) ..... 20,076        644,765
Rhodia S.A. ......................... 22,554        403,856
Schneider S.A. ...................... 11,068        706,897
STMicroelectronics N.V. .............  2,831        520,478
Total S.A. (Class B) ................ 11,713      1,755,270
Vivendi .............................  8,093        933,809
                                                 13,646,365

GERMANY -- 8.6%

Bayer AG ............................  7,462        334,254
Bayerische Motoren Werke
   (BMW) AG ......................... 20,300        644,379
DaimlerChrysler AG ..................  5,459        355,559
Deutsche Bank AG .................... 10,567        700,195
Fresenius Medical Care AG ........... 11,076        826,194
HypoVereinsbank AG ..................  5,932        367,792
Infineon Technologies AG ............  1,321         72,164(a)
Metallgesellschaft AG ............... 57,660      1,062,837
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........  3,978      1,237,968
Preussag AG ......................... 23,401      1,075,342
Veba AG ............................. 15,488        789,726
                                                  7,466,410

GREECE -- 0.7%

Hellenic Telecommunication
   Organization S.A. ADR ............ 17,793        257,999
Hellenic Telecommunication
   Organization S.A. GDR ............ 11,340        322,568
                                                    580,567

HONG KONG -- 2.4%

Cheung Kong (Holdings) Ltd. ......... 46,277        692,383
Giordano International Ltd. .........300,000        364,089
Hutchison Whampoa Ltd. ..............  9,000        162,395
Johnson Electric Holdings Ltd. ......128,400        878,091
                                                  2,096,958

IRELAND -- 2.2%

Bank of Ireland .....................117,823        846,160
CRH PLC ............................. 43,163        785,284
Jefferson Smurfit Group PLC .........127,979        297,483
                                                  1,928,927

ISRAEL -- 2.0%

Comverse Technology Inc. ............    219         41,391(a)
ECI Telecommunications Ltd. ......... 35,885      1,125,892
Teva Pharmaceutical Industries
   Ltd. ADR ......................... 15,112        563,866
                                                  1,731,149

------------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
ITALY -- 1.6%

Banca Intesa S.p.A. ...............  119,897 $      414,454
Saipem ............................  126,411        617,329
Telecom Italia S.p.A ..............   21,382        319,400
                                                  1,351,183

JAPAN -- 15.9%

Asahi Bank Ltd. ...................   30,024        168,157
Asahi Chemical Industry Co. Ltd. ..    1,000          6,380
Canon Inc. ........................   48,000      2,080,553
Fujitsu Ltd. ......................   48,000      1,472,751
ITOCHU Corp. ......................   86,226        459,413(a)
Kao Corp. .........................   29,737        909,504
Mazda Motor Corp. .................  168,000        572,737
Minebea Co. Ltd. ..................   72,000        957,288
Mitsukoshi Ltd. ...................   12,493         54,029(a)
NAMCO Ltd. ........................    3,800        155,827
Nippon Telegraph and
   Telephone Corp. (NTT) ..........       64      1,016,120
Shin-Etsu Chemical Co. ............   20,000      1,213,656
Sony Corp. ........................    5,800        824,819(a)
Sony Corp. ........................    5,800        819,169
Sumitomo Electric Industries ......   27,000        380,548
The Fuji Bank Ltd. ................   44,000        413,578
The Tokyo Electric Power Co. Inc. .   19,200        420,786
Toshiba Corp. .....................  182,000      1,854,303
                                                 13,779,618

MEXICO -- 2.2%

Desc S.A. de C.V. (Series B) ......  118,256         86,347
Desc S.A. de C.V. ADR .............   16,503        247,545
Grupo Carso S.A. de C.V. ADR ......   21,043        161,821
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .  183,829        841,390(a)
Grupo Televisa S.A. GDR ...........    8,500        578,000(a)
                                                  1,915,103

NETHERLANDS -- 7.8%

Getronics N.V. ....................    8,310        635,783
IHC Caland N.V. ...................   13,827        591,830
ING Groep N.V. ....................   29,455      1,596,382
Ispat International N.V. (Regd.)
   (Class A) ......................   18,579        276,363
Koninklijke Ahold N.V. ............   15,468        402,721
Koninklijke KPN N.V. ..............   10,434      1,195,432
Philips Electronics N.V. ..........   11,209      1,884,746
Vendex KBB N.V. ...................   12,209        201,081
                                                  6,784,338

PANAMA -- 0.1%

Panamerican Beverages Inc.
   (Class A) ......................    3,932         69,302

POLAND -- 0.5%

Telekomunikacja Polska
   S.A. GDR (Series A) ............   45,706        427,351(a,b)




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PORTUGAL -- 0.2%

Banco Comercial Portugues
   (Regd.) .........................  33,224  $     179,111

SINGAPORE -- 0.3%

Chartered Semiconductor
   Manufacturing Ltd. ADR ..........   2,905        273,796(a)

SOUTH KOREA -- 3.0%

Kookmin Bank .......................   7,064         71,583
Korea Electric Power Corp. .........   7,140        203,492
Korea Telecom Corp. ADR ............   8,776        383,950
Korea Telecom Corp. ................   2,860        253,590
Pohang Iron & Steel Co. Ltd. .......   4,960        487,496
Pohang Iron & Steel Co. Ltd. ADR ...   5,286        145,365
Samsung Electronics ................   3,540      1,072,970
                                                  2,618,446

SPAIN -- 2.5%

Repsol S.A. ........................  14,019        307,542
Telefonica S.A. ....................  73,233      1,851,280(a)
                                                  2,158,822

SWEDEN -- 3.9%

Autoliv Inc. SDR ...................  25,289        700,518
Ericsson LM Telephone (Series B) ...  17,884      1,573,245
Investor AB (Series B) .............   8,912        139,444
Invik & Co. AB .....................     941        136,329
Kinnevik AB (Series B) .............   3,640        139,221
NetCom Systems AB (Series B) .......   2,055        177,443(a)
Nordic Baltic Holding AB FDR .......  66,026        347,728
Pharmacia & Upjohn Inc. ............   2,489        147,473
                                                  3,361,401

SWITZERLAND -- 1.8%

ABB Ltd. ...........................   6,122        703,403
Credit Suisse AG ...................   3,288        654,692
Novartis AG (Regd.) ................     148        202,456
                                                  1,560,551

TAIWAN -- 3.0%

Synnex Technology International
   Corp. GDR .......................   7,135        222,969(b)
Taiwan Semiconductor
   Manufacturing Co. ............... 353,000      2,378,081
                                                  2,601,050

UNITED KINGDOM -- 15.0%

Bank of Scotland ...................  29,318        335,843
BAE Systems PLC .................... 334,984      1,866,649
Cable & Wireless PLC ...............  78,261      1,469,027
Commercial Union PLC ...............  97,524      1,352,384
Corus Group PLC .................... 538,502        863,779


-----------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE INTERNATIONAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Granada Group PLC .................  147,755   $  1,583,171
Invensys PLC ......................  247,781      1,103,592
Nycomed Amersham PLC ..............  102,972        836,103
Railtrack Group PLC ...............   14,713        170,999
Reed International PLC ............   53,778        392,140
Royal & Sun Alliance Insurance
   Group PLC ......................   70,450        437,438
Saatchi & Saatchi PLC .............   25,757        150,908
Somerfield PLC ....................  186,557        164,845
Vodafone AirTouch PLC .............  405,511      2,259,649
                                                 12,986,527

TOTAL COMMON STOCK
   (COST $72,177,022) .............              83,349,993


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

Henkel KGaA .......................    7,831        449,914
Telecomunicacoes Brasileiras
   S.A. ADR .......................    1,879        281,263(a)

TOTAL PREFERRED STOCK
   (COST $701,607) ................                 731,177


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (COST $0) .......................      57          4,912(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $72,878,629) ..............             84,086,082


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $1,527,178) ..............1,527,178      1,527,178

OTHER ASSETS AND LIABILITIES,
   NET 1.1% ........................                989,524
                                                -----------

NET ASSETS-- 100% .....................         $86,602,784
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE International Equity Fund invested in the following sectors at March 31, 2000:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                17.70%
Finance                                               17.31%
Consumer Goods                                        16.21%
Industrials                                           15.07%
Telecommunication Services                            12.55%
Materials                                              6.89%
Health Care                                            4.24%
Energy                                                 3.70%
Utilities                                              3.43%
Cash and Other                                         2.90%
                                                     -------
                                                     100.00%
                                                     =======

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND

  Q&A

MICHAEL SOLECKI LEADS THE TEAM OF PORTFOLIO MANAGERS FOR THE GE EUROPE EQUITY FUND (PLEASE REFER TO PAGE 27 FOR MIKE'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDING MARCH 31, 2000?
A. The GE Europe Equity Fund had an outstanding six months ending March 31, 2000. The fund rose 45.78% (Class A), outperforming the MSCI Europe benchmark by 28.29%.

Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT THE FUND?
A. The recent six months have witnessed a strong performance within the European Technology, Media and Telecommunications ("TMT") sectors and our portfolio has participated in the re-rating of many of Europe's Technology leaders.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. Excellent stock selection in France and Germany was the main driver of first quarter performance, adding more than 700 basis points to the total return. French holdings Lagardere and Thomson Multimedia along with German holdings Prosieben Media and Epcos were among the top contributors to performance.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH STOCKS/SECTORS HAVE YOU
    LIKED?

A. Our positions in Thomson Multimedia, Epcos and Ericsson were some of our strongest performance drivers. These three positions are focused on the convergence of media and data technologies-- a concept which is rapidly becoming reality in Europe.

    As we progressed through the 1st quarter of 2000, many TMT valuations began to fully reflect their future growth potential and we selectively reduced our positions. As a result, we increased our exposure in the "old economy" where we believe there are substantial bottom-up opportunities in companies with low valuations and strong growth catalysts. One such company is the U.K. based BAE Systems-- formerly known as British Aerospace. BAE Systems is the world's 2nd largest aerospace/ defense company. The group has strong proprietary technologies in the civil and military aerospace markets and a strong balance sheet that will enable them to continue to participate in the global consolidation of the sector.

Q.  WHAT IS THE OUTLOOK FOR THE FUND GOING FORWARD?
A. We believe European markets continue to be well positioned from an economic standpoint. The current environment of accelerating economic growth coupled with low inflation creates a healthy backdrop for equities in Europe. With unemployment beginning to decline and productivity on the rise we believe the current environment may well continue.

 [PHOTO OMITTED]

 (PICTURED LEFT TO RIGHT: C. SALDANHA, W. CHU, M. SOLECKI)

                                                           GE EUROPE EQUITY FUND


--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Epcos AG                         3.65%
--------------------------------------------------------------------------------
  Thomson Multimedia               3.30%
--------------------------------------------------------------------------------
  Philips Electronics N.V.         3.26%
--------------------------------------------------------------------------------
  Vodafone AirTouch PLC            2.97%
--------------------------------------------------------------------------------
  Lagardere S.C.A.                 2.93%
--------------------------------------------------------------------------------
  Ericsson LM Telephone (Series B) 2.69%
--------------------------------------------------------------------------------
  AXA-UAP                          2.63%
--------------------------------------------------------------------------------
  Cable & Wireless PLC             2.53%
--------------------------------------------------------------------------------
  BAE Systems PLC                  2.40%
--------------------------------------------------------------------------------
  Total S.A. (Class B)             2.37%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                    long-term growth of capital by investing
                    primarily in equity securities of issuers located in developed European countries.

                         * LIPPER PERFORMANCE COMPARISON
                            EUROPE EQUITY PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00


                                           Six Months   One Year
                                          ----------   ----------
   Number of Funds in peer group:            164          153

   Peer group average annual total return:  33.17%        33.83%

   Lipper categories in peer group:   EUROPE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

          GE EUROPE EQUITY   GE EUROPE EQUITY W/LOAD      MSCI EUROPE
1/29/99      10000.00               9425.00                 10000.00
              9470.00               8925.47                  9746.20
3/99          9620.00               9066.85                  9852.43
              9910.00               9340.17                 10146.04
              9380.00               8840.65                  9658.72
6/99          9670.00               9113.97                  9821.76
             10120.00               9538.10                  9913.01
             10240.00               9651.20                 10013.72
9/99          9930.00               9359.10                  9936.52
             10160.00               9575.87                 10302.18
             11120.00              10480.68                 10580.03
12/99        12756.07              12022.68                 11664.48
             12766.13              12032.17                 10833.97
             14768.07              13919.01                 11398.96
3/00         14476.33              13644.04                 11674.24


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SIX     ONE    SINCE
                      MONTHS   YEAR  INCEPTION
                      ------  ------ --------
GE Europe Equity      45.78%  50.48%  37.11%
GE Europe Equity
  w/load              37.35%  41.79%  30.35%
(maximum load-5.75%)
MSCI Europe           17.49%  18.49%  14.15%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
           GE EUROPE EQUITY   GE EUROPE EQUITY W/LOAD    MSCI EUROPE
1/29/99         10000.00           10000.00                   10000.00
                 9470.00            9470.00                    9746.20
3/99             9610.00            9610.00                    9852.43
                 9890.00            9890.00                   10146.04
                 9360.00            9360.00                    9658.72
6/99             9640.00            9640.00                    9821.76
                10080.00           10080.00                   9913.01
                10200.00           10200.00                   10013.72
9/99             9880.00            9880.00                    9936.52
                10100.00           10100.00                   10302.18
                11050.00           11050.00                   10580.03
12/99           12668.68           12668.68                   11664.48
                12668.68           12668.68                   10833.97
                14641.59           14641.59                   11398.96
3/00            14351.16           14051.16                   11674.24


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX     ONE    SINCE
                   MONTHS   YEAR  INCEPTION
                   ------  ------ --------
GE Europe Equity   45.25%  49.34%  36.10%
GE Europe Equity
  w/load           41.25%  45.34%  33.67%
(maximum load)      4.00%   4.00%   3.00%
MSCI Europe        17.49%  18.49%  14.15%


                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
       GE EUROPE EQUITY    GE EUROPE EQUITY W/LOAD     MSCI EUROPE
9/30/99   10000.00            10000.00                    10000.00
10/99     10222.67            10222.67                    10368.00
11/99     11184.21            11184.21                    10647.62
12/99     12816.29            12816.29                    11739.01
1/00      12826.47            12826.47                    10903.19
2/00      14821.70            14821.70                    11471.79
3/00      14526.48            14426.48                    11748.83

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Europe Equity          45.26%
GE Europe Equity w/load   44.26%
(maximum load)             1.00%
MSCI Europe               17.49%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
            GE EUROPE EQUITY   MSCI EUROPE
1/29/99         10000.00           10000.00
                 9470.00            9746.20
3/99             9630.00            9852.43
                 9920.00           10146.04
                 9390.00            9658.72
6/99             9680.00            9821.76
                10130.00            9913.01
                10250.00           10013.72
9/99             9940.00            9936.52
                10180.00           10302.18
                11140.00           10580.03
12/99           12781.85           11664.48
                12791.92           10833.97
                14806.40           11398.96
3/00            14514.30           11674.24


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                    SIX     ONE    SINCE
                  MONTHS   YEAR  INCEPTION
                  ------  ------ --------
GE Europe Equity  46.02%  50.72%  37.42%
MSCI Europe       17.49%  18.49%  14.15%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           GE EUROPE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                              GE EUROPE EQUITY FUND
                               [PIE CHART OMITTED]
                             DEVELOPED EUROPE 91.6%
                                CASH & OTHER 3.6%
                              EMERGING EUROPE 3.4%
                               OTHER REGIONS 1.4%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
--------------------------------------------------------------------------------

DENMARK -- 0.4%

Tele Danmark AS (Series B) ..........    842   $     75,779

FINLAND -- 1.4%

Sampo Insurance Co. Ltd.
   (Series A) .......................  4,140        158,570
Sonera Oyj ..........................    713         48,679
Stora Enso Oyj ......................  2,449         26,265
                                                    233,514

FRANCE -- 25.0%

Aerospatiale Matra (Regd.) ..........  5,404        103,389(a)
Alstom .............................. 10,842        301,071
Aventis S.A. ........................  6,331        346,761
AXA-UAP .............................  3,200        453,802
Banque Nationale de Paris ...........  1,939        153,177
Cap Gemini S.A. .....................    521        141,184
Carrefour S.A. ......................    506         64,877
Coflexip S.A. ADR ...................    516         28,251
Credit Lyonnais .....................  2,678        100,393(a)
Imerys ..............................  1,257        153,223
Lagardere S.C.A. ....................  6,209        504,470
Michelin CGDE (Regd.) (Class B) .....  3,068         98,533
Rhodia S.A. .........................  1,101         19,715
Schneider S.A. ......................  2,269        144,918
STMicroelectronics N.V. .............    617        113,435
Thomson Multimedia ..................  6,001        568,879(a)
Total S.A. (Class B) ................  2,724        408,209
Transiciel S.A. .....................  1,660        304,554
Vivendi .............................  2,514        290,077
                                                  4,298,918

GERMANY -- 13.1%

Bayerische Motoren Werke
   (BMW) AG .........................  3,190        101,259
Dialog Semiconductor PLC ............    603         47,347(a)
Epcos AG ............................  4,779        629,218(a)
Fresenius Medical Care AG ...........  2,825        210,726




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
HypoVereinsbank AG ..................    369  $      22,878
Infineon Technologies AG ............    544         29,718(a)
Metallgesellschaft AG ............... 17,563        323,736
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ..........    780        242,739
Preussag AG .........................  2,681        123,200
Suess MicroTec AG ...................  3,358        122,187(a)
Techem AG ...........................  8,680        249,346(a)
Veba AG .............................  3,140        160,107
                                                  2,262,461

GREECE -- 2.8%

Antenna TV S.A. ADR ................. 11,242        262,782(a)
Hellenic Telecommunication
   Organization S.A. ADR ............  7,543        109,373
Hellenic Telecommunication
   Organization S.A. GDR ............  3,710        105,532
                                                    477,687

IRELAND -- 3.7%

Bank of Ireland ..................... 48,347        347,210
CRH PLC .............................  9,966        181,316
Irish Life & Permanent PLC ..........  2,249         20,458
Jefferson Smurfit Group PLC ......... 38,179         88,746
                                                    637,730

ITALY -- 3.2%

Banca Popolare di Lodi .............. 10,991        135,976
Saipem .............................. 35,057        171,201
Telecom Italia S.p.A ................ 16,651        248,729
                                                    555,906

NETHERLANDS -- 12.1%

Fox Kids Europe N.V. ................ 10,877        229,136(a)
Getronics N.V. ......................  1,462        111,855
IFCO Systems N.V. ...................  2,939         69,652(a)
IHC Caland N.V. .....................  4,863        208,148
ING Groep N.V. ......................  5,846        316,838
Ispat International N.V. (Regd.)
   (Class A) ........................  2,905         43,212
Koninklijke Ahold N.V. .............. 11,147        290,221
Koninklijke KPN N.V. ................  1,948        223,184
Philips Electronics N.V. ............  3,344        562,279
Vendex KBB N.V. .....................  2,347         38,655
                                                  2,093,180

POLAND -- 0.6%

Telekomunikacja Polska
   S.A. GDR (Series A) .............. 12,045        112,621(a,b)

PORTUGAL -- 3.0%

PT MULTIMEDIA - Servicos de
   Telecomunicacoes e
   Multimedia SGPS S.A. .............  2,770        246,674(a)
Telecel-Comunicacoes
   Pessoais S.A. .................... 13,609        265,839(a)
                                                    512,513

----------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                           GE EUROPE EQUITY FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SPAIN -- 2.0%

Sol Melia S.A. .....................  10,619   $    133,203(a)
Telefonica S.A. ....................   8,706        220,082(a)
                                                    353,285

SWEDEN -- 3.6%

Autoliv Inc. SDR ...................   5,676        157,228
Ericsson LM Telephone (Series B) ...   5,265        463,159
                                                    620,387

SWITZERLAND -- 1.9%

ABB Ltd. ...........................   1,990        228,646
Credit Suisse AG ...................     468         93,186
Novartis AG (Regd.) ................       2          2,736
                                                    324,568

UNITED KINGDOM -- 20.8%

Bank of Scotland ...................  14,401        164,966
BAE Systems PLC ....................  74,278        413,903
British Energy PLC .................   3,557         10,958(a)
Cable & Wireless PLC ...............  23,210        435,672
Cobham PLC .........................   2,133         31,582
Commercial Union PLC ...............  15,342        212,751
Corus Group PLC .................... 138,581        222,290
Granada Group PLC ..................  34,707        371,880
Invensys PLC .......................  58,676        261,337
Jazztel PLC ADR ....................   1,901        153,862(a)
Mayflower Corp. PLC ................  16,652         48,516
Nycomed Amersham PLC ...............  14,138        114,796
Prudential PLC .....................   2,346         35,595
Railtrack Group PLC ................     951         11,053
Reed International PLC .............  24,467        178,409
Royal & Sun Alliance
   Insurance Group PLC .............  45,130        280,221
Somerfield PLC .....................  47,914         42,338
Standard Chartered PLC .............   2,040         27,282
Tesco PLC ..........................   5,215         17,436
Thus PLC ...........................   3,962         30,278(a)
Vodafone AirTouch PLC ..............  91,757        511,301
                                                  3,576,426

UNITED STATES -- 1.4%

Global TeleSystems Group Inc. ......   7,498        153,709(a)
Infonet Services Corp. (Class B) ...   3,056         69,142(a)
UnitedGlobalCom Inc. ...............     169         12,685(a)
                                                    235,536

TOTAL COMMON STOCK
   (COST $13,566,005) ..............             16,370,511


--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------
ProSieben Media AG
   (COST $99,592) .................    2,012        242,750

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,665,597) .............              16,613,261


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $596,320) ................. 596,320  $     596,320

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ........................                 16,303
                                                -----------

NET ASSETS-- 100% ..................            $17,225,884
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Europe Equity Fund invested in the following sectors at March 31, 2000:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Consumer Goods                                        22.79%
Industrials                                           16.75%
Finance                                               16.06%
Telecommunication Services                            15.47%
Information Technology                                 9.75%
Materials                                              5.50%
Health Care                                            3.92%
Cash and Other                                         3.55%
Energy                                                 3.53%
Utilities                                              2.68%
                                                     -------
                                                     100.00%
                                                     =======

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND


Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE GE EMERGING MARKETS FUND (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000

A. The GE Emerging Markets Fund began the millennium on a strong note. For the trailing six months, the Fund rose 60.08% (Class A) compared with the benchmark return of 28.48%.


Q. WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS, AND HOW DID THIS IMPACT THE EMERGING MARKETS FUND?
A. Global investors returned to the emerging markets following signs that the developing nations would be prepared for the Y2K computer glitch. Global money was attracted to the bargains within the telecom and technology sectors of the asset class. In many instances, quality emerging market companies in these areas were trading at steep discounts to their peers in the developed world.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?  WHICH INVESTMENTS STAND OUT?
A. Stock selection explains our outperformance. As a group, the Indian software names continue to outpace the index. Companies such as Wipro and Satyam are becoming the favored IT service vendors for multinationals, such as General Electric. Their fundamentals remain extremely solid, although valuation concerns led us to pare back our exposure somewhat in the first quarter.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?
A. Elsewhere, technology, media, and telecom ("TMT") names advanced, a trend we witnessed globally in the first quarter. Stocks that performed well include Dongan Yayin Holdings, Turkey's leading media group, and Brazil's Telesp Cellular, a leading mobile phone provider.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?
A. During the quarter, we trimmed our holdings in the popular TMT sectors. We sold our positions in Tele Sudeste Cellular, a Brazilian mobile phone operator, and in Hitron Technologies, a Taiwanese telecom equipment firm. We have moved money into some of the neglected sectors of the market. Specifically, two companies in the paper industry, Sappi of South Africa and Aracruz of Brazil, appear interesting. Both should have good earnings this year, and we expect higher paper prices going forward.

Q. WHAT IS THE OUTLOOK FOR THE EMERGING MARKETS FUND AND HOW IS THE FUND POSITIONED GOING FORWARD?

A. The emerging markets remain attractive. We are impressed by the quality of the companies we have found in India, Taiwan and Israel. These firms are growing rapidly. We expect this trend to continue as multi-nationals outsource more of their production to the developing world. This movement should provide stockpickers like ourselves with many attractive investment opportunities in the future. Among the regions, we have upped our weighting in Taiwan, having purchased some shares during the pre-election nervousness. We expect the Taiwanese electronics firms to report strong earnings this quarter, and we are encouraged by the market's surprisingly low correlation to NASDAQ. These changes bring our Asian weighting closer to a neutral position. In Emerging Europe, we have maintained our overweight stance. The region continues to converge with Western Europe, a trend that could provide for falling interest rates, more stable currencies, and higher equity valuations. The Fund remains underweight in Latin America, although it is roughly neutral in Brazil and Mexico. We remain concerned about the impact of higher US interest rates on the region. We would also prefer to see higher growth companies list their shares on the local exchanges.

[PHOTO OMITTED]

(PICTURED LEFT TO RIGHT: D. MOTOYOSHI, P. NESTRO, P. GILLESPIE, M. SUMINO,
P. ZHOU)

                                                        GE EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Satyam Computer Services Ltd.             4.42%
--------------------------------------------------------------------------------
  Mastek Ltd.                               3.15%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co.    3.03%
--------------------------------------------------------------------------------
  Datacraft Asia Ltd.                       2.51%
--------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras S.A. ADR     2.23%
--------------------------------------------------------------------------------
  Telefonos de Mexico S.A. ADR              1.61%
--------------------------------------------------------------------------------
  Compal Electronics Inc.                   1.50%
--------------------------------------------------------------------------------
  Grupo Televisa S.A. GDR                   1.47%
--------------------------------------------------------------------------------
  Far Eastern Textile Ltd.                  1.45%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
                    long-term growth of capital by investing
                 primarily in equity securities of issuers that
                    are located in emerging market countries.

                         * LIPPER PERFORMANCE COMPARISON
                           EMERGING MARKET PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00


                                         Six Months  One Year
                                         ---------- ----------
   Number of Funds in peer group:            190       183

   Peer group average annual total return: 42.02%    65.41%

   Lipper categories in peer group:   EMERGING MARKETS

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

              GE EMERGING MARKETS    GE EMERGING MARKETS W/LOAD      MSCI EMF
   1/29/99          10000.00                9425.00                   10000.00
                     9840.00                9274.20                   10097.30
   3/99             11180.00               10537.15                   11428.02
                    11980.00               11291.15                   12841.90
                    12080.00               11385.40                   12767.16
   6/99             13170.00               12412.72                   14216.10
                    12980.00               12233.65                   13829.85
                    13120.00               12365.60                   13955.70
   9/99             13470.00               12695.57                   13483.44
                    14030.00               13223.37                   13770.50
                    16310.00               15372.29                   15005.17
   12/99            19732.64               18598.16                   16913.53
                    19721.94               18588.07                   17015.01
                    21990.55               20726.25                   17239.77
   3/00             21562.51               20322.82                   17323.91

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SIX     ONE    SINCE
                       MONTHS  YEAR  INCEPTION
                       ------ ------ --------
GE Emerging Markets    60.08% 92.87%  92.62%
GE Emerging Markets
  w/load               50.89% 81.81%  83.13%
(maximum load-5.75%)
MSCI EMF               28.48% 51.59%  59.95%


                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
       GE EMERGING MARKETS   GE EMERGING MARKETS W/LOAD  MSCI EMF
1/29/99      10000.00              10000.00               10000.00
              9840.00               9840.00               10097.30
3/99         11160.00              11160.00               11428.02
             11960.00              11960.00               12841.90
             12050.00              12050.00               12767.16
6/99         13140.00              13140.00               14216.10
             12930.00              12930.00               13829.85
             13060.00              13060.00               13955.70
9/99         13400.00              13400.00               13483.44
             13950.00              13950.00               13770.50
             16210.00              16210.00               15005.17
12/99        19591.15              19591.15               16913.53
             19580.45              19580.45               17015.01
             21817.91              21817.91               17239.77
3/00         21378.98              21078.98               17323.91

                            AVERAGE ANNUAL
                             TOTAL RETURN

                       SIX    ONE    SINCE
                      MONTHS  YEAR  INCEPTION
                      ------  ------ --------
GE Emerging Markets   59.54% 91.57%  91.22%
GE Emerging Markets
  w/load              55.54% 87.57%  88.93%
(maximum load)         4.00%  4.00%   3.00%
MSCI EMF              28.48% 51.59%  59.95%


                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
       GE EMERGING MARKETS   GE EMERGING MARKETS W/LOAD      MSCI EMF
9/30/99    10000.00              10000.00                    10000.00
10/99      10325.93              10325.93                    10212.90
11/99      12000.00              12000.00                    11128.59
12/99      14511.97              14511.97                    12543.92
1/00       14496.11              14496.11                    12619.19
2/00       16153.48              16153.48                    12785.89
3/00       15828.35              15728.35                    12848.28

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                       ----------
GE Emerging Markets      58.28%
GE Emerging Markets
  w/load                 57.28%
(maximum load)            1.00%
MSCI EMF                 28.48%


                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
               GE EMERGING MARKETS                         MSCI EMF
1/29/99        10000.00                                    10000.00
                9850.00                                    10097.30
3/99           11180.00                                    11428.02
               11990.00                                    12841.90
               12090.00                                    12767.16
6/99           13190.00                                    14216.10
               12990.00                                    13829.85
               13140.00                                    13955.70
9/99           13490.00                                    13483.44
               14050.00                                    13770.50
               16340.00                                    15005.17
12/99          19772.11                                    16913.53
               19772.11                                    17015.01
               22051.04                                    17239.77
3/00           21623.08                                    17323.91

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX    ONE    SINCE
                    MONTHS  YEAR  INCEPTION
                    ------ ------ --------
GE Emerging Markets 60.29% 93.41%  93.08%
MSCI EMF            28.48% 51.59%  59.95%


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                        GE EMERGING MARKETS FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                            GE EMERGING MARKETS FUND
                               [PIE CHART OMITTED]
                                PACIFIC RIM 42.3%
                               OTHER REGIONS 41.0%
                                  EUROPE 16.1%
                                CASH & OTHER 0.3%
                               UNITED STATES 0.3%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
--------------------------------------------------------------------------------

ARGENTINA -- 0.7%

El Sitio Inc. .......................  3,700     $   79,319(a)
Impsat Fiber Networks Inc. ..........  2,304         64,512(a)
Telecom Argentina S.A. ADR ..........  2,091         72,662
                                                    216,493

BRAZIL -- 2.1%

Aracruz Celulose S.A. ADR ...........  6,959        147,444
Companhia Cervejaria
   Brahma ADR .......................  8,882        144,332
Companhia de Saneamento
   Basico de Estado de Sao Paulo ..1,110,790        112,578
Petroleo Brasiliero S.A. ADR .......     585         15,576
Ultrapar Participacoes S.A. ADR ....   4,998         54,978(a)
Uniao de Bancos Brasilieros
   S.A. GDR ........................   6,590        209,232
                                                    684,140

CANADA -- 1.0%

Global Light
   Telecommunications Inc. .........  15,022        307,951(a)

CHILE -- 0.3%

Companhia de Telecomunicaciones
   de Chile S.A. ADR ...............   1,831         41,655
Enersis S.A. ADR ...................   1,960         39,813
                                                     81,468

CHINA -- 1.3%

Brilliance China Automotive
   Holdings Ltd. ...................  21,312         57,276
China Telecom (Hong Kong)
   Ltd. ADR ........................   1,233        218,549(a)
Guangdong Kelon Electrical
   Holdings Co. Ltd. ...............   1,000            539
Huaneng Power International
   Inc. ADR ........................   9,400         75,200




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Huaneng Power International
   Inc. (Class H) .................. 362,000    $    69,736
                                                    421,300

CROATIA -- 1.2%

Pliva D D GDR (Regd.) ..............  13,045        198,936
Zagrebacka Banka GDR ...............   9,850        169,913(b)
                                                    368,849

CZECH REPUBLIC -- 0.4%

Ceske Radiokomunikace GDR ..........   2,351        119,901(a,b)

DOMINICAN REPUBLIC -- 0.6%

TRICOM S.A. ADR ....................   8,090        194,160(a)

EGYPT -- 1.9%

Al-Ahram Beverage Co.
   S.A.E. GDR ......................   7,058        126,339(a)
EFG-Hermes Holding
   S.A.E. GDR ......................  10,180         39,193(b)
Egyptian Company for
   Mobile Services .................   8,610        416,542(a)
Olympic Group Financial
   Investment Co. ..................  16,611         28,272
                                                    610,346

ESTONIA -- 0.8%

AS Eesti Telekom GDR ...............   9,433        257,049

GHANA -- 0.0%

Home Finance Co. ...................  30,523          5,739

GREECE -- 4.6%

A.G. Petzetakis S.A. ...............  13,139        116,500(a)
Alfa Beta Vassilopoulos
   S.A. (Regd.) ....................   8,080        188,353
Alpha Credit Bank (Regd.) ..........   2,144        144,111
Attica Enterprises S.A. ............   3,476         44,193
Delta Informatics S.A. (Regd.) .....  14,040        310,420
Hellenic Telecommunication
   Organization S.A. ADR ...........   6,790         98,455
Intrasoft S.A. .....................   3,792        103,580
Spyrou Agricultural Products .......  15,340        155,761(a)
STET Hellas Telecommunications
   S.A. ADR ........................  10,596        304,635(a)
                                                  1,466,008

HONG KONG -- 0.4%

Founder Holdings Ltd. ..............   4,000          3,956(a)
TCL International Holdings Ltd. .... 164,865        123,862(a)
                                                    127,818

HUNGARY -- 1.0%

BorsodChem RT ......................   1,881         73,149
Magyar Tavkozlesi RT ADR ...........   2,430        108,439

------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
OTP Bank RT ........................   1,407    $    75,946
Synergon Information
   Systems GDR .....................   5,852         68,761(a,b)
                                                    326,295

INDIA -- 17.4%

Aptech Ltd. ........................  10,054        428,448
Aptech Ltd. ........................      54          2,301(a)
Bharat Heavy Electricals Ltd. ......   1,300          3,727(a)
BSES Ltd. GDR ......................     343          6,140(a)
Cipla Ltd. .........................   1,500         38,565(a)
Cipla Ltd. .........................   2,000         51,419
Dr. Reddy's Laboratories Ltd. ......   2,571         95,033
Global Tele-Systems Ltd. ADR .......   3,004        152,443
HDFC Bank Ltd. .....................   2,000         17,495
Himachal Futuristic
   Communications Ltd. .............   4,286        166,412(a)
Leading Edge Systems Ltd. ..........     800         36,628
Mastek Ltd. ........................   6,100        596,373
Mastek Ltd. ........................   4,200        410,617(a)
NIIT Ltd. ..........................   7,936        373,320(o)
Pentamedia Graphics Ltd. ...........   2,200         58,338
Pentamedia Graphics Ltd. GDR .......   6,977        254,661(a)
Pentamedia Graphics Ltd. GDR .......   6,066        221,409(a)
Pentamedia Graphics Ltd. ...........   1,000         26,517
Satyam Computer Services Ltd. ......   7,572        769,131(a)
Satyam Computer Services Ltd. ......   6,335        643,482
Sriven Multi-Tech Ltd. .............  18,200        128,423(a)
Sun Pharmaceutical Industries Ltd. .   4,244         62,297
Sun Pharmaceutical Industries Ltd. .   8,488        124,595(a)
Wipro Ltd. .........................   3,671        462,508
Zee Telefilms Ltd. .................  17,998        421,880(a)
                                                  5,552,162

INDONESIA -- 0.4%

PT Astra International Inc. ........  78,000         37,351(a)
PT Gudang Garam ....................   6,500         12,408
PT Hanjaya Mandala Sampoerna .......  26,500         44,108(a)
PT International Nickel ............  29,000         27,774(a)
                                                    121,641

ISRAEL -- 10.3%

Advanced Vision Technology Ltd. ....   1,511         29,950(a)
AudioCodes Ltd. ....................   1,306        131,090(a)
BreezeCom Ltd. .....................     500         18,687(a)
Comverse Technology Inc. ...........   2,323        439,047(a)
DSP Group Inc. .....................   2,758        182,028(a)
e-SIM Ltd. .........................   4,800        108,000(a)
ECI Telecommunications Ltd. ........   6,515        204,408
Elbit Ltd. .........................   9,381        121,953(a)
Fundtech Ltd. ......................  13,847        360,022(a)
Galileo Technology Ltd. ............   8,391        153,136(a)
Magic Software Enterprises Ltd. ....   7,466        141,854(a)
NICE Systems Ltd. ADR ..............   1,216         86,640(a)
Orbotech Ltd. ......................   4,424        376,040(a)
Orckit Communications Ltd. .........   3,101        207,767(a)
Partner Communications
   Co. Ltd. ADR ....................   5,396         89,708(a)
RT-SET Real Time Synthesized
   Entertainment Technology Ltd. ...   2,941         82,232(a)
Sapiens International Corp. N.V. ...  26,634        326,266(a)
Teva Pharmaceutical
   Industries Ltd. ADR .............   3,845        143,467




                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TTI Team Telecom
   International Ltd. ..............   3,112    $   102,696(a)
                                                  3,304,991

KAZAKHSTAN -- 0.5%

Efes Sinai Yatirim Holding A.S. ...7,930,711        114,465(a)
Kazkommertsbank GDR ................   5,411         56,967(a)
                                                    171,432

MEXICO -- 11.4%

Alfa S.A. (Series A) ...............  22,223         84,962
Cemex S.A. de C.V. ADR .............   4,097         92,695(a)
Cemex S.A. de C.V. .................       3             13
Coca-Cola Femsa S.A.
   de C.V. ADR .....................   4,910         91,142
Consorcio Ara S.A. de C.V. .........  31,615         46,305(a)
Controladora Comercial
   Mexicana S.A. de C.V. ...........  80,307        109,146
Desc S.A. de C.V. (Series B) .......  78,111         57,034
Desc S.A. de C.V. ADR ..............   3,061         45,915
Fomento Economico Mexicano
   S.A. de C.V. ADR ................   2,542        114,390
Geo S.A. De C.V. ...................  82,803        216,694(a)
Grupo Carso S.A. de C.V. ADR .......   7,394         56,860(a)
Grupo Continental S.A. ............. 103,146        127,745
Grupo Elektra S.A. de C.V. GDR .....   9,127        116,369
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) ..  64,694        296,106(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C) .............  28,961        328,128(b)
Grupo Financiero Banorte
   S.A. de C.V. .................... 141,712        214,579(a)
Grupo Industrial Bimbo
   S.A. de C.V. ....................  23,858         39,826
Grupo Iusacell S.A. ADR ............   6,307        127,717(a)
Grupo Televisa S.A. GDR ............   6,898        469,064(a)
Industrias Penoles S.A. ............  10,961         26,501
Pepsi-Gemex S.A. GDR ...............   6,201         33,718(a)
Telefonos de Mexico S.A. ADR .......   7,664        513,488
Tubos de Acero de Mexico
   S.A. ADR ........................   6,170        101,034
TV Azteca S.A. de C.V. ADR .........  10,814        159,507
Wal-Mart de Mexico S.A. de C.V. ....  78,425        185,811(a)
                                                  3,654,749

NETHERLANDS -- 0.6%

Indigo N.V. ........................  28,105        189,709(a)

PANAMA -- 0.2%

Banco Latinoamericano de
   Exportaciones, S.A. (Class E) ...   1,529         40,518
Panamerican Beverages Inc.
   (Class A) .......................   1,667         29,381
                                                     69,899

PHILIPPINES -- 1.0%

Benpres Holdings Corp. ............. 263,200         44,133(a)
Metropolitan Bank & Trust Co. ......  17,420         93,979
Philippine Long Distance
   Telephone Co. ...................   4,524         98,945

------------------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
San Miguel Corp. S.A. ..............  37,800   $     44,552
Solid Group Inc. ................... 216,000         11,968(a)
SPI Technologies Inc. ..............  50,760         14,494
                                                    308,071

POLAND -- 2.6%

Bank Slaski S.A. ...................     618         41,005
BRE Bank S.A. ......................   1,135         40,953
Elektrim Spolka Akcyjna S.A. .......  13,196        191,733(a)
Europejki Fundusz
   Leasingowy GDR ..................   2,312         42,194(a,b)
Netia Holdings S.A. ADR ............   1,580         55,300(a)
Powszechny Bank Kredytowy S.A. .....   2,040         49,401
Prokom Software S.A. GDR ...........   7,552        213,344(b)
Telekomunikacja Polska
   S.A. GDR (Series A) .............  20,708        193,620(a,b)
                                                    827,550

RUSSIA -- 0.6%

LUKoil Holding ADR .................   2,148        126,732
Sun Interbrew Ltd. GDR (Class B) ...   8,685         59,046(a)
Sun Interbrew Ltd. GDR (Class A) ...   6,547         19,641(a)
                                                    205,419

SINGAPORE -- 2.5%

Datacraft Asia Ltd. ................  85,769        801,940

SOUTH AFRICA -- 4.9%

Dimension Data Holdings Ltd. .......  31,812        283,779(a)
Johnnies Industrial Corp. Ltd. .....  23,851        364,945
M-Cell Ltd. ........................  32,964        181,578
Nedcor Investment Bank Holdings ....   4,385          2,181(a)
Nedcor Ltd. ........................   9,874        201,242
Network Healthcare
   Holdings Ltd. ................... 515,040         81,959
Sappi Ltd. .........................  28,142        217,885
Softline Ltd. ...................... 132,767        170,644(a)
The Education Investment
   Corp. Ltd. ...................... 115,367         67,079
                                                  1,571,292

SOUTH KOREA -- 5.8%

Dae Duck Electronics Co. ...........  21,283        240,703
Kookmin Bank .......................  11,893        120,517
Korea Electric Power Corp. .........   2,630         74,956
Korea Telecom Corp. ADR ............   1,025         44,844
Korea Telecom Corp. ................   2,549        226,014
Medison Co. Ltd. ...................  14,850        192,805
Mirae Co. ADR ......................   2,800         30,319(a)
Mirae Co. ..........................  32,490        182,255
Pohang Iron & Steel Co. Ltd. .......   2,060        202,468
Pohang Iron & Steel Co. Ltd. ADR ...   2,286         62,865
S1 Corp ............................   5,960         91,132
Samsung Electronics ................   1,061        321,588
Sindo Ricoh Co. ....................     857         23,456
Youngone Corp. .....................  28,970         35,385
                                                  1,849,307

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TAIWAN -- 12.7%

Asustek Computer Inc. ..............  16,810   $    210,470
Chroma Ate Inc. ....................  35,000        128,820(a)
Compal Electronics Inc. ............ 115,586        480,501
Compeq Manufacturing Co. Ltd. ......  29,500        193,888(a)
D-Link Corp. .......................  45,200        196,070
Far Eastern Textile Ltd. ........... 224,790        465,389
Hitron Technology Inc. .............  31,000        284,226(a)
Hon Hai Precision Industry .........  25,400        294,650(a)
Nien Hsing Textile Corp. Ltd .......  44,000        102,662
Premier Camera Taiwan Ltd. .........   8,000         33,125(a)
Procomp Informatics Co. Ltd. .......  12,000        115,938(a)
Ritek Inc. .........................  27,013        248,559
Ritek Inc. GDR .....................   3,854         68,408(a,b)
Synnex Technology
   International Corp. GDR .........   3,085         96,406(b)
Taiwan Semiconductor
   Manufacturing Co. ............... 144,100        970,769(a)
Yageo Corp. ........................ 117,060        172,339
                                                  4,062,220

THAILAND -- 0.3%

Banpu Public Co. Ltd. (foreign) ....  14,200          9,105
Hana Microelectronics
   Public Co. Ltd. (foreign) .......   5,500         49,154(a)
Siam Cement Public Co.
   Ltd. (foreign) ..................   2,200         53,517(a)
                                                    111,776

TURKEY -- 4.3%

Aksigorta A.S. ....................5,380,640        109,636
Dogan Yayin Holding ..............15,692,403        379,703(a)
Enka Holding Yatirim A.S. .........  338,285         84,726
Migros Turk T.A.S. ................  243,144        134,180
Tansas A.S. .......................1,425,530        308,622
Turk Ekonomi Bankasi A.S GDR ......    7,334         89,841(a,b)
Turkiye Garanti Bankasi A.S. .....12,438,874        158,410
Yapi ve Kredi Bankasi A.S. ....... 4,264,439        114,047
                                                  1,379,165

UNITED STATES -- 0.3%

Prodigy Communications Corp. .....     5,160         77,722(a)
StarMedia Network Inc. ...........       430         12,927(a)
                                                     90,649

VENEZUELA -- 0.1%

Compania Anonima Nacional
   Telefonos de Venezuela ADR ....     1,401         40,629

TOTAL COMMON STOCK
   (COST $20,341,991) .............              29,500,118


--------------------------------------------------------------------------------
PREFERRED STOCK -- 7.5%
--------------------------------------------------------------------------------
Celular CRT Participaceos S.A. ...   285,500        131,150(a)
Companhia Brasileira de
   Distribuicao Grupo Pao
   de Acucar GDR ................. 1,136,541         40,462

-------------------
See Notes to Schedules of Investments and Financial Statements.

                                                        GE EMERGING MARKETS FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Companhia Paranaense de
   Energia-Copel ADR ............      2,599    $    22,091
Companhia Paranaense de
   Energia-Copel ADR ............ 17,564,584        148,767(a)
Companhia Riograndense
   de Telecomunicacoes ..........        196             89
Companhia Siderurgica
   de Tubarao ...................  7,600,000        119,139(a)
Companhia Vale Do Rio Doce ......      3,640         99,282(a)
Eletropaulo Metropolitana .......    600,000         44,996
Embraer - Empresa Brasileira
   de Aeronautica S.A. ..........     17,994         83,176
Embratel Participacoes S.A. ADR .      3,283         84,127
Globo Cabo S.A. ADR .............      1,569         29,419(a)
Petroleo Brasiliero S.A. ........  1,070,000        290,003
Tele Centro Sul Participacoes
   S.A. ADR .....................      1,653        133,893
Tele Norte Leste Participacoes
   S.A. ADR .....................      6,084        161,986
Telecomunicacoes Brasileiras
   S.A. ADR .....................      4,761        712,662(a)
Telecomunicacoes do
   Parana S.A. ..................     89,917         38,724
Telecomunicacoes do Rio
   de Janeiro S.A. ..............  1,190,961         37,100(a)
Telesp - Telecomunicacoes
   de Sao Paulo S.A. ............  2,600,000         76,440
Telesp Celular Participacoes S.A.  5,647,657        128,098
Telesp Celular Participacoes
   S.A. ADR .....................        295         16,723

TOTAL PREFERRED STOCK
   (COST $1,614,732) .............                2,398,327


--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Banpu Public Co. Ltd.
   (foreign) (Regd.),
   01/14/2003 ....................     7,100          1,089(a)
Cemex S.A. de C.V. ADR,
   12/13/2002 ....................       181            633(a)

TOTAL WARRANTS
   (COST $317) ...................                    1,722

TOTAL INVESTMENTS IN SECURITIES
   (COST $21,957,040) ............               31,900,167

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $486,951) ................. 486,951        486,951

OTHER ASSETS AND LIABILITIES,
   NET (1.2)% ......................               (395,026)
                                                -----------

NET ASSETS-- 100% ..................            $31,992,092
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Emerging Markets Fund invested in the following sectors at March 31, 2000:

                                              PERCENTAGE (BASED
SECTOR                                      ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                44.62%
Telecommunication Services                            16.18%
Consumer Goods                                        14.70%
Finance                                               10.37%
Materials                                              4.22%
Industrials                                            3.15%
Health Care                                            3.09%
Utilities                                              2.03%
Energy                                                 1.35%
Cash and Other                                         0.29%
                                                     -------
                                                     100.00%
                                                     =======

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

  Q&A

THE GE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF
EXPERTISE: DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 57 FOR BOB'S BIOGRAPHICAL DETAILS).

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund posted a return of 13.06% (Class A) for the six-month period ended March 31, 2000. The Fund allocates investments among several asset classes and therefore the results of the Fund need to be compared to multiple benchmarks: the S&P 500 Index which returned 17.78% and the Lehman Brothers Aggregate Bond Index which returned 2.08%. For the same period, our Lipper peer group of 473 Balanced funds had an average return of 10.51%. The Fund's performance is ranked in the top third relative to the peer group.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Fund's outperformance was driven by asset allocation and strong performance within each of the asset classes. The international equity markets were strong during this period and the fund's performance in this asset class was very good. This portion had a return in excess of 25%, exceeding the MSCI EAFE Index by 9%. Similarly, the U.S. equity portion of the fund returned in excess of 19%, exceeding the S&P 500 Index. The fixed income markets were challenging during this time period due to interest rate increases however bonds managed to return a positive 1.86%. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the GE International Equity Fund and the GE Fixed Income Fund for a more detailed description of the individual asset classes.

Q.  HOW HAS THE VOLATILITY IN THE U.S. EQUITY MARKETS IMPACTED THE FUND?

A. Over the past six months the U.S. equity markets have been particularly volatile and narrowly focused on technology. The S&P 500 had gains of 15% for the quarter ended December 31, 1999 following a decline of 6.2% in the quarter ended September 30, 1999. For the quarter ended March 31, 2000, the S&P 500 gained 2.5%. Despite an environment in the U.S. of robust economic growth, low inflation, solid corporate earnings, modestly higher interest rates, and declining oil prices, the markets behaved much like a roller coaster. This is evident in the disparate returns of the major averages for the quarter as the Dow Jones Industrial Average was down 4.8%, the S&P 500 up 2.5%, and the NASDAQ up 12.4%. The international markets have behaved much the same way with areas like technology, telecom, and media garnering investor's attention.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers. Our focus on security selection across asset classes will continue to provide the Fund with high-quality companies that are reasonably valued. With the Fund broadly diversified, we believe it is well positioned for the volatility we expect.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix reflects 44% of the assets in U.S. equities, 16% in international equities, 34% in fixed income, and 6% in cash. We continue to directionally model the weights of this portfolio in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally toward international equities as our Committee believes there are compelling values in the international markets versus the U.S. equity markets. The total equity allocation is 60% and the fixed income allocation is 34%, in line with the Committee's policy targets.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The returns for the Fund will continue to reflect the strong demand for equities in both U.S. and international issues. The U.S. economy's strong underpinnings are encouraging for the long term. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies are executing their business plans and should produce healthy earnings over the next few quarters. The U.S. market and consequently the international markets will continue to be volatile although this should be beneficial as the speculative excesses are eliminated from the system. The fixed income market may experience some relief as the market anticipates only two more rate increases over the next quarter ending June 30, 2000. In total, the Federal Reserve has increased rates five times since June 1999. If the Fed accomplishes its goal of a "gradual adjustment to a more balanced non-inflationary growth" scenario over the near term then the fixed income markets may benefit as worries over rate increases subside.

                                                    GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------
  Citigroup Inc.                             2.55%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) 2.01%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 8.125%, 08/15/19       2.01%
--------------------------------------------------------------------------------
  NTL Inc.                                   1.76%
--------------------------------------------------------------------------------
  Intel Corp.                                1.72%
--------------------------------------------------------------------------------
  First Data Corp.                           1.71%
--------------------------------------------------------------------------------
  U.S. Treasury Notes 5.875%, 11/30/01       1.61%
--------------------------------------------------------------------------------
  Dover Corp.                                1.48%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.
     8.00%, TBA                              1.45%
--------------------------------------------------------------------------------
  Cisco Systems Inc.                         1.45%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
     A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.

                         * LIPPER PERFORMANCE COMPARISON
                               BALANCED PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                            Six      One      Five
                                           Months    Year     Year
                                           -------- ------- ---------
   Number of
      Funds in peer group:                    473      458      237

   Peer group average annual total return:  10.51%   10.50%   15.34%

   Lipper categories in peer group:  BALANCED

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                                      CLASS A SHARES+
                                                   [LINE GRAPH OMITTED]
        GE STRATEGIC     GE STRATEGIC                                COMPOSITE
         INVESTMENT    INVESTMENT W/LOAD   S&P 500     LB AGGREGATE    INDEX**
2/22/93  10000.00         9425.00          10000.00       10000.00     10000.00
         10309.14         9715.01          10216.10       10041.80     10146.38
9/93     10806.46        10183.66          10530.86       10576.96     10552.78
         10482.79         9878.65          10364.46       10279.87     10335.45
9/94     10777.59        10156.46          10919.15       10235.87     10649.38
         11488.09        10826.02          11978.67       10792.61     11502.55
9/95     12970.65        12223.14          14165.55       11675.08     13130.68
         14023.21        13215.03          15824.63       11955.18     14171.42
9/96     14731.61        13882.59          17045.81       12244.82     14970.25
         15562.97        14666.04          18959.35       12542.24     16125.56
9/97     18039.57        16999.92          23947.44       13437.82     19097.01
         19811.42        18669.65          28068.12       14047.16     21410.01
9/98     19100.00        17998.89          26129.74       14983.10     21130.68
         22062.24        20790.76          33270.71       14957.20     24454.06
9/99     22018.27        20749.32          33395.81       14926.95     24509.51
03/00    24893.54        23458.89          39332.75       15237.89     26515.12

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SIX    ONE   FIVE    SINCE
                           MONTHS  YEAR  YEAR  INCEPTION
                           ------ ------ ----- ----------
GE Strategic Investment    13.06% 12.83% 16.73% 13.69%
GE Strategic Investment
     w/load                 6.55%  6.35% 15.35% 12.75%
   (maximum load-5.75%)
S&P 500                    17.78% 18.17% 26.83% 21.25%
LB Aggregate                2.08%  1.88%  7.14%  6.11%
Composite Index**          11.46% 11.68% 18.86% 15.19%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

           GE STRATEGIC     GE STRATEGIC                            COMPOSITE
            INVESTMENT   INVESTMENT W/LOAD   S&P 500   LB AGGREGATE   INDEX**
12/22/93     10000.00        10000.00        10000.00     10000.00  10000.00
              9640.98         9640.98         9618.15      9713.37   9657.13
9/94          9874.90         9874.90        10132.90      9671.79   9950.46
             10491.68        10491.68        11116.13     10197.82  10747.64
9/95         11803.95        11803.95        13145.54     11031.69  12268.91
             12715.28        12715.28        14685.15     11296.35  13241.35
9/96         13306.23        13306.23        15818.40     11570.04  13987.75
             14012.40        14012.40        17594.16     11851.06  15067.24
9/97         16176.03        16176.03        22223.07     12697.29  17843.67
             17672.96        17672.96        26047.04     13273.05  20004.87
9/98         16970.00        16970.00        24248.26     14157.41  19743.87
             19531.49        19531.49        30875.01     14132.94  22849.14
9/99         19420.29        19420.29        30991.10     14104.35  22900.95
03/00        22403.56        22403.56        36500.54     14398.16  24774.93

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SIX    ONE     FIVE    SINCE
                           MONTHS  YEAR    YEAR  INCEPTION
                           ------ ------- ------- ---------
GE Strategic Investment    12.64%  12.00%  15.83%  13.72%
GE Strategic Investment
     w/load                 8.64%   8.00%  15.83%  13.72%
   (maximum load)           4.00%   4.00%   0.00%   0.00%
S&P 500                    17.78%  18.17%  26.83%  22.91%
LB Aggregate                2.08%   1.88%   7.14%   5.98%
Composite Index**          11.46%  11.68%  18.86%  16.10%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE STRATEGIC     GE STRATEGIC                            COMPOSITE
            INVESTMENT   INVESTMENT W/LOAD   S&P 500   LB AGGREGATE   INDEX**
9/30/99     10000.00        10000.00        10000.00    10000.00      10000.00
10/99       10294.48        10294.48        10636.00    10037.00      10396.40
11/99       10462.17        10462.17        10851.91    10036.00      10522.61
12/99       10945.52        10945.52        11491.09     9987.82      10874.28
1/00        10697.45        10697.45        10912.05     9954.86      10531.15
2/00        10627.82        10627.82        10714.54    10075.32      10467.75
3/00        11245.81        11145.81        11777.75    10208.31      10818.30

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                    SINCE
                                 INCEPTION
                                  --------
GE Strategic Investment           12.46%
GE Strategic Investment w/load    11.46%
(maximum load)                     1.00%
S&P 500                           17.78%
LB Aggregate                       2.08%
Composite Index **                11.46%

                                  CLASS Y SHARES
                               [LINE GRAPH OMITTED]
           GE STRATEGIC                             COMPOSITE
            INVESTMENT      S&P 500   LB AGGREGATE    INDEX**
11/29/93     10000.00       10000.00    10000.00       10000.00
              9745.04        9736.84     9766.01        9749.21
9/94         10025.30       10257.94     9724.21       10045.71
             10700.41       11253.31    10253.12       10850.42
9/95         12100.96       13307.76    11091.48       12386.39
             13101.36       14866.37    11357.58       13368.09
9/96         13789.47       16013.60    11632.74       14121.64
             14588.35       17811.27    11915.30       15211.46
9/97         16928.65       22497.30    12766.11       18014.47
             18607.41       26368.46    13344.99       20196.36
9/98         17962.00       24547.46    14234.14       19932.86
             20773.06       31256.00    14209.54       23067.85
9/99         20756.52       31373.53    14180.80       23120.16
03/00        23499.60       36950.96    14476.20       25012.08

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SIX      ONE    FIVE     SINCE
                           MONTHS    YEAR    YEAR   INCEPTION
                           ------   -------  ------  --------
GE Strategic Investment    13.22%    13.13%  17.04%  14.43%
S&P 500                    17.78%    18.17%  26.83%  22.90%
LB Aggregate                2.08%     1.88%   7.14%   6.01%
Composite Index**          11.46%    11.68%  18.86%  16.10%

**THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX
  AND 40% LB AGGREGATE BOND INDEX.

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                          GE STRATEGIC INVESTMENT FUND
                               [PIE CHART OMITTED]
                              DOMESTIC EQUITY 44.1%
                              BONDS AND NOTES 34.3%
                              FOREIGN EQUITY 15.4%
                                CASH & OTHER 6.2%


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.1%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.1%

Airgas Inc. ........................  15,100  $     125,519(a)

CAPITAL GOODS -- 4.5%

Alleghany Corp. ....................   1,081        203,266
Dover Corp. ........................  64,870      3,105,651
Emerson Electric Co. ...............   5,710        301,916
Honeywell International Inc. .......  25,922      1,365,765
Hubbell Inc. (Class B) .............  19,768        541,149
Molex Inc. (Class A) ...............  59,577      2,643,729
Textron Inc. .......................   4,712        286,843
United Technologies Corp. ..........   5,821        367,815
Waste Management Inc. ..............  54,910        751,581
                                                  9,567,715

CONSUMER - CYCLICAL -- 7.7%

AT&T Corp. - Liberty Media
   Group (Class A) .................  71,383      4,229,443(a)
Carnival Corp. (Class A) ...........  22,788        565,427
Catalina Marketing Corp. ...........  20,042      2,029,253(a)
Comcast Corp. (Class A) ............  50,833      2,204,881
Gannett Co. Inc. ...................   6,864        483,054
Harman International
   Industries Inc. .................   3,020        181,200
Interpublic Group Cos. Inc. ........  28,553      1,349,129
NTL Inc. ...........................  39,810      3,694,866(a)
The Walt Disney Co. ................  26,504      1,096,603
Time Warner Inc. ...................   2,730        273,000
                                                 16,106,856

CONSUMER - STABLE -- 1.4%

Anheuser Busch Cos. Inc. ...........   2,196        136,701
Avon Products Inc. .................  13,453        390,978
Colgate-Palmolive Co. ..............   7,028        396,204
Energizer Holdings Inc. ............   3,020         70,026(a)
Gillette Co. .......................  14,002        527,700
Pepsico Inc. .......................  29,651      1,024,813
Philip Morris Cos. Inc. ............  22,074        466,313
                                                  3,012,735


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------

ENERGY -- 3.1%

Anadarko Petroleum Corp. ...........  16,198  $     626,660
Baker Hughes Inc. ..................  28,004        847,121
Exxon Mobil Corp. ..................   9,170        713,541
Nabors Industries Inc. .............  13,728        532,818(a)
Royal Dutch Petroleum Co. ADR ......  21,964      1,264,303
Schlumberger Ltd. ..................  26,027      1,991,065
Transocean Sedco Forex Inc. ........   4,667        239,475
Unocal Corp. .......................   9,609        285,868
                                                  6,500,851

FINANCIAL -- 5.2%

American Express Co. ...............   4,941        735,900
Bank One Corp. .....................   2,471         84,941
Citigroup Inc. .....................  90,327      5,357,520
Countrywide Credit
   Industries Inc. .................   9,609        261,845
Federal National Mortgage Assoc. ...  35,801      2,020,519
Fidelity National Financial Inc. ...  18,323        253,082
State Street Corp. .................  15,221      1,474,534(e)
Wells Fargo & Co. ..................  17,572        719,354
                                                 10,907,695

HEALTHCARE -- 7.4%

Abbott Laboratories ................  45,301      1,594,029
American Home Products Corp. .......  16,748        898,111
Bristol-Myers Squibb Co. ...........  28,004      1,617,231
Cardinal Health Inc. ...............  59,028      2,707,909
Dentsply International Inc. ........  15,375        436,266
Henry Schein Inc. ..................  26,357        426,654(a)
Johnson & Johnson ..................  22,568      1,581,170
Lincare Holdings Inc. ..............  33,495        950,421(a)
Merck & Co. Inc. ...................  30,750      1,910,344
Omnicare Inc. ......................   9,856        118,888
Pfizer Inc. ........................  33,221      1,214,643
Pharmacia & Upjohn Inc. ............     969         57,413
Sybron International Corp. .........  44,477      1,289,833(a)
Watson Pharmaceuticals Inc. ........  18,944        751,840(a)
                                                 15,554,752

INSURANCE -- 2.3%

AFLAC Inc. .........................   4,942        225,170
American International Group Inc. ..  16,367      1,792,186
Berkshire Hathaway
   Inc. (Class B) ..................     432        786,240(a)
Loews Corp. ........................   8,511        425,550
Marsh & McLennan Cos. Inc. .........  14,716      1,623,359
                                                  4,852,505

MISCELLANEOUS -- 0.6%

SPDR Trust .........................   7,820      1,177,399

RETAIL TRADE -- 1.1%

CVS Corp. ..........................  12,629        474,377
Home Depot Inc. ....................  28,828      1,859,406
                                                  2,333,783

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 4.6%

Analog Devices Inc. .................  4,393  $     353,911(a)
Applied Materials Inc. .............. 18,669      1,759,553(a)
Cisco Systems Inc. .................. 39,535      3,056,550(a)
Dell Computer Corp. .................  8,511        459,062(a)
Intel Corp. ......................... 27,455      3,622,344
Pitney Bowes Inc. ...................  8,511        380,335
                                                  9,631,755

TECHNOLOGY - SOFTWARE & SERVICES -- 5.1%

Automatic Data Processing Inc. ...... 37,998      1,833,404
EMC Corp. ........................... 11,531      1,441,375(a)
Equifax Inc. ........................ 77,698      1,961,874
First Data Corp. .................... 81,267      3,596,065
Microsoft Corp. ..................... 18,149      1,928,331(a)
                                                 10,761,049

UTILITIES -- 1.0%

MCI WorldCom Inc. ................... 25,259      1,144,548(a)
SBC Communications Inc. ............. 11,861        498,162
Sprint Corp. ........................  6,589        415,107
                                                  2,057,817

TOTAL DOMESTIC EQUITY
   (COST $59,508,478) ...............            92,590,431

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.4%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.9%

Bayer AG ...........................   3,375        151,180
Corus Group PLC .................... 193,989        311,167
Ispat International N.V. (Regd.)
   (Class A) .......................   8,153        121,276
Jefferson Smurfit Group PLC ........  55,723        129,526
Metallgesellschaft AG ..............  20,431        376,601
Pohang Iron & Steel Co. Ltd. .......   2,024        198,930
Pohang Iron & Steel Co. Ltd. ADR ...   2,085         57,337
Shin-Etsu Chemical Co. .............   8,000        485,463
Stora Enso Oyj .....................  10,194        109,326
                                                  1,940,806

CAPITAL GOODS -- 1.9%

ABB Ltd. ...........................   2,352        270,239
Aerospatiale Matra (Regd.) .........  10,154        194,265(a)
Alstom .............................  15,162        421,033
Asahi Chemical Industry Co. Ltd. ...   3,000         19,140
ATI Technologies Inc. ..............   6,517        115,494(a)
BAE Systems PLC .................... 116,946        651,664
Celestica Inc. .....................   5,336        283,141(a)
CRH PLC ............................  14,840        269,991
Desc S.A. de C.V. (Series B) .......  50,815         37,104
Desc S.A. de C.V. ADR ..............   6,571         98,565
Grupo Carso S.A. de C.V. ADR .......   9,611         73,909(a)
Invensys PLC .......................  85,590        381,209
Lyonnaise Des Eaux S.A. ............   1,218        209,467
Minebea Co. Ltd. ...................  25,000        332,392
Preussag AG ........................   8,070        370,839
Rhodia S.A. ........................   9,430        168,855
                                                  3,897,307


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER - CYCLICAL -- 2.2%

Autoliv Inc. SDR ...................   8,463    $   234,429
Bayerische Motoren Werke
   (BMW) AG ........................   7,300        231,722
Canon Inc. .........................  17,000        736,863
DaimlerChrysler AG .................   2,470        160,877
Granada Group PLC ..................  51,404        550,786
Grupo Televisa S.A. GDR ............   2,774        188,632(a)
ITOCHU Corp. .......................  30,166        160,725(a)
Johnson Electric Holdings Ltd. .....  46,100        315,265
Kinnevik AB (Series B) .............   1,406         53,776
Mazda Motor Corp. ..................  61,000        207,958
Michelin CGDE (Regd.)
   (Class B) .......................   6,709        215,468
NAMCO Ltd. .........................   1,700         69,712
Philips Electronics N.V. ...........   3,957        665,353
Reed International PLC .............  23,578        171,927
Saatchi & Saatchi PLC ..............   9,979         58,466
Sony Corp. .........................   2,000        284,420(a)
Sony Corp. .........................   2,000        282,472
                                                  4,588,851

CONSUMER - STABLE -- 0.2%

Kao Corp. ..........................  10,643        325,515
Panamerican Beverages Inc.
   (Class A) .......................   1,877         33,082
                                                    358,597

DIVERSIFIED -- 0.3%

Hutchison Whampoa Ltd. .............   3,000         54,132
Lagardere S.C.A. ...................   7,897        641,616
                                                    695,748

ENERGY -- 0.8%

Coflexip S.A. ADR ..................   3,846        210,568
Repsol S.A. ........................   6,051        132,744
Saipem .............................  41,916        204,697
Total S.A. (Class B) ...............   4,081        611,565
Veba AG ............................   5,233        266,828
Vivendi ............................   2,790        321,923
                                                  1,748,325

FINANCIAL -- 1.5%

Asahi Bank Ltd. ....................  12,512         70,076
Banca Intesa S.p.A. ................  38,935        134,589
Banco Comercial Portugues
   (Regd.) .........................  13,726         73,997
Bank of Ireland ....................  39,954        286,935
Bank of Scotland ...................  10,546        120,806
Banque Nationale de Paris ..........   3,280        259,113
Credit Suisse AG ...................   1,082        215,443
Deutsche Bank AG ...................   3,629        240,466
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) ..  62,918        287,978(a)
HypoVereinsbank AG .................   2,560        158,724
ING Groep N.V. .....................  10,325        559,587
Investor AB (Series B) .............   3,356         52,510
Invik & Co. AB .....................     723        104,746
Kookmin Bank .......................   3,951         40,037

------------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Nordic Baltic Holding AB FDR .......  29,849    $   157,201
The Fuji Bank Ltd. .................  17,000        159,792
Uniao de Bancos Brasilieros
   S.A. GDR ........................   5,769        183,166
                                                  3,105,166

HEALTHCARE -- 0.7%

Aventis S.A. .......................   5,539        303,381
Fresenius Medical Care AG ..........   3,764        280,768
Novartis AG (Regd.) ................      70         95,756
Novo-Nordisk AS (Series B) .........     654         88,289
Nycomed Amersham PLC ...............  35,403        287,462
Shire Pharmaceuticals Group
   PLC ADR .........................   2,471        126,639(a)
Teva Pharmaceutical Industries
   Ltd. ADR ........................   5,103        190,406
                                                  1,372,701

INSURANCE -- 1.0%

AXA-UAP ............................   4,533        642,839
Commercial Union PLC ...............  33,877        469,779
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .........   1,378        428,838
Pohjola Group Insurance Corp.
   (Series B) ......................   1,189         88,236
Royal & Sun Alliance Insurance
   Group PLC .......................  30,741        190,877
Sampo Insurance Co. Ltd.
   (Series A) ......................   6,590        252,410
                                                  2,072,979

REAL ESTATE INVESTMENT TRUST -- 0.1%

Cheung Kong (Holdings) Ltd. ........  15,014        224,635

RETAIL TRADE -- 0.3%

Carrefour S.A. .....................   1,358        174,117
Giordano International Ltd. ........ 128,000        155,345
Koninklijke Ahold N.V. .............   6,400        166,629
Mitsukoshi Ltd. ....................   7,746         33,499(a)
Somerfield PLC .....................  76,884         67,936
Vendex KBB N.V. ....................   5,523         90,963
                                                    688,489

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 2.4%

Brambles Industries Ltd. ...........  17,061        433,596
Cable & Wireless Optus Ltd. ........  49,716        199,025(a)
Chartered Semiconductor
   Manufacturing Ltd. ADR ..........     962         90,669(a)
Comverse Technology Inc. ...........       3            567(a)
ECI Telecommunications Ltd. ........  12,507        392,407
Ericsson LM Telephone (Series B) ...   6,137        539,868
Fujitsu Ltd. .......................  17,000        521,599
Getronics N.V. .....................   3,216        246,051
Infineon Technologies AG ...........     686         37,475(a)
NetCom Systems AB (Series B) .......     886         76,503
Nortel Networks Corp. ..............     385         48,510
Samsung Electronics ................   1,320        400,090
Schneider S.A. .....................   3,741        238,932
STMicroelectronics N.V. ............     915        168,222


                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Sumitomo Electric Industries .......  11,000   $    155,038
Synnex Technology International
   Corp. GDR .......................   2,891         90,344(b)
Taiwan Semiconductor
   Manufacturing Co. ............... 125,380        844,657
Toshiba Corp. ......................  64,000        652,063
                                                  5,135,616

TECHNOLOGY - SOFTWARE & SERVICES -- 0.1%

Cap Gemini S.A. ....................      79         21,408
CGI Group Inc. (Class A) ...........  16,783        235,632(a)
Tietoenator Oyj ....................     556         33,381
                                                    290,421

TELECOMMUNICATIONS -- 0.7%

Cable & Wireless PLC ...............  29,701        557,514
Koninklijke KPN N.V. ...............   3,658        419,100
Nippon Telegraph and
   Telephone Corp. (NTT) ...........      24        381,045
Sonera Oyj .........................     267         18,229
                                                  1,375,888

TRANSPORTATION -- 0.1%

IHC Caland N.V. ....................   4,560        195,179
Railtrack Group PLC ................   5,747         66,794
                                                    261,973

UTILITIES -- 2.2%

Hellenic Telecommunication
   Organization S.A. ADR ...........   6,033         87,479
Hellenic Telecommunication
   Organization S.A. GDR ...........   5,590        159,008
Korea Electric Power Corp. .........   2,940         83,791
Korea Telecom Corp. ADR ............   2,583        113,006
Korea Telecom Corp. ................   1,486        131,760
Telecom Italia S.p.A ...............   7,733        115,514
Telefonica S.A. ....................  25,863        653,799(a)
Telekomunikacja Polska
   S.A. GDR (Series A) .............  19,058        178,192(a,b)
The Tokyo Electric Power
   Co. Inc. ........................   6,200        135,879
Vodafone AirTouch PLC .............. 142,726        795,318
Vodafone AirTouch PLC ADR ..........  40,359      2,242,447
                                                  4,696,193
TOTAL FOREIGN EQUITY
   (COST $25,846,488) ..............             32,453,695


                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 34.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 5.8%
U.S. Treasury Bonds
8.125%      08/15/19 ............ $3,470,000      4,218,757(h)
6.125%      08/15/29 ............  2,115,000      2,155,650(h)
6.25%       05/15/30 ............    545,000        576,168(h)
                                                  6,950,575

------------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
5.875%      11/30/01 ............ $3,427,000  $   3,392,182(h)
6.50%       02/15/10 ............  1,790,000      1,852,650
                                                  5,244,832

TOTAL U.S. TREASURIES
   (COST $12,092,031) ...........                12,195,407

FEDERAL AGENCIES -- 3.1%
Federal Home Loan Bank
   5.25%    04/25/02 ............  2,870,000      2,776,725
Federal Home Loan Mortgage Corp.
6.22%       03/18/08 ............    445,000        409,471
5.75%       04/15/08 ............    150,000        136,992
5.125%      10/15/08 ............    145,000        126,127
                                                    672,590
Federal National Mortgage Assoc.
5.75%       04/15/03 ............    665,000        641,931
5.125%      02/13/04 ............    465,000        434,701
5.78%       05/05/04 ............    405,000        384,308
5.64%       12/10/08 ............    255,000        235,314
6.04%       02/25/09 ............    930,000        848,337
6.99%       06/01/17 ............  1,915,000        580,475(d)
                                                  3,125,066

TOTAL FEDERAL AGENCIES
   (COST $6,776,303) ............                 6,574,381

AGENCY MORTGAGE BACKED -- 13.7%

Federal Home Loan Mortgage Corp.
7.50%       11/01/09 ............     66,887         67,012
7.50%       06/01/10 ............    154,913        155,203
9.00%       04/01/16 - 07/01/16 .     58,998         60,453
9.00%       02/01/17 ............     81,966         83,989
9.00%       06/01/21 ............     31,344         32,342(h)
8.00%       05/01/27 ............  1,155,246      1,161,023
6.00%       04/01/29 - 08/01/29 .  1,041,569        948,589
6.50%       06/01/29 - 08/01/29 .  2,130,217      1,999,059
7.50%       10/01/29 ............    149,904        147,420
7.00%       12/01/29 ............  1,699,865      1,635,050
7.00%       02/01/30 ............    672,084        646,907
7.50%       TBA .................    690,000        678,677(c)
8.00%       TBA .................  1,780,000      1,786,960(c)
                                                  9,402,684
Federal National Mortgage Assoc.
6.99%       07/09/07 ............    855,000        821,467
9.00%       06/01/09 ............    333,371        344,934
7.50%       12/01/09 ............    753,833        753,833
7.00%       08/01/13 ............     59,454         58,450
7.50%       02/01/14 ............    347,212        347,212
9.00%       04/01/16 ............    177,687        186,233
8.00%       12/01/17 ............    144,558        146,151
9.00%       12/01/17 ............    118,893        122,680
9.00%       12/01/22 ............    136,908        141,399
7.50%       12/01/23 ............    332,785        329,144
6.50%       03/01/29 ............    536,535        503,340(m)
7.00%       07/01/29 ............    245,682        236,162
7.50%       09/01/29 ............     87,463         85,960


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
6.00%       10/01/29 ............ $  397,778  $     362,101
6.50%       01/01/29 - 10/01/29 .  1,876,690      1,760,121
7.00%       01/01/30 - 02/01/30 .    997,997        959,326
7.50%       02/01/30 ............  2,348,162      2,307,797
6.50%       TBA .................    648,000        623,901(c)
7.50%       TBA .................     75,000         73,723(c)
8.00%       TBA .................  3,050,000      3,058,570(c)
                                                 13,222,504
Government National Mortgage Assoc.
7.00%       03/15/12 ............    411,448        406,432
9.00%       11/15/16 ............    565,060        587,663
8.50%       10/15/17 ............    795,204        819,792
9.00%       01/15/17 - 11/15/17 .    312,554        324,992
9.00%       12/15/21 ............     24,184         25,095
7.50%       01/15/23 ............     95,398         95,040
6.50%       02/15/24 - 03/15/24 .    840,213        798,723
6.50%       04/15/28 ............  1,936,615      1,827,680
7.00%       04/15/28 ............    444,845        431,081
8.00%       TBA .................    776,000        784,854(c)
                                                  6,101,352

TOTAL AGENCY MORTGAGE BACKED
   (COST $29,234,051) ...........                28,726,540

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%

Collateralized Mortgage Obligation Trust
5.97%       09/01/15 ............      7,201          6,404(d,f)
5.74%       11/01/18 ............     23,717         17,002(d,f)
                                                     23,406
Federal Home Loan Mortgage Corp.
8.00%       04/15/20 ............     13,429         13,601
5.75%       06/15/23 ............    137,000        129,126
6.50%       12/15/28 ............    120,000        110,737
                                                    253,464
Federal Home Loan Mortgage Corp. STRIP
6.71%       06/15/29 ............    173,406        105,235(d,f)
Federal National Mortgage Assoc.
8.50%       03/01/17 ............      9,186          2,342(d,g)
15.92%      04/01/17 ............     18,948          4,919(d,g)
8.50%       01/01/18 ............      3,419            879(d,g)
7.00%       06/18/20 ............      8,555          8,526
8.00%       10/25/20 ............     50,529         51,018
6.18%       12/25/22 ............     33,933         24,135(d,f)
                                                     91,819
Federal National Mortgage Assoc. REMIC
6.167%      05/25/14 ............     24,654         23,733(d)
9.00%       05/25/22 ............     34,337          9,480(d,g)
8.50%       07/25/22 ............     46,850         12,517(d,g)
                                                     45,730

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $550,998) ..............                   519,654


ASSET BACKED -- 1.5%
Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 ............     10,934         10,538
American Express Credit
   Account Master Trust
6.085%      03/15/05 ............     62,000         62,135

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
American Express Master Trust
6.154%      08/15/04 .............  $719,000    $   719,446(m)
Citibank Credit Card
   Master Trust I
5.80%       01/15/03 .............    19,000         18,834
Discover Card Master
   Trust I Series 1999-3
6.114%      09/15/04 ............. 1,025,000      1,025,000(m)
FedEx Corp.
7.50%       01/15/18 .............   190,050        187,562
Ford Credit Auto Loan
   Master Trust
5.50%       02/15/03 .............    47,000         46,387
Green Tree Financial Corp.
6.90%       04/15/18 .............    51,993         51,473
6.97%       04/01/31 .............    88,000         86,735
MBNA Master Credit
   Card Trust
6.264%      10/15/03 .............   605,000        606,512(m)
6.224%      04/15/05 .............   207,000        207,582(m)
Provident Bank Home
   Equity Loan Trust
6.72%       01/25/13 .............    61,031         59,897
West Penn Funding LLC
6.81%       09/25/08 .............    63,000         61,445
Yorkshire Power Pass-
   Through Asset Trust
8.25%       02/15/05 .............   100,000        100,260(b)

TOTAL ASSET BACKED
   (COST $3,247,892) .............                3,243,806

CORPORATE NOTES -- 8.0%

Abbey National Capital Trust I
8.963%      12/29/49 .............    85,000         86,542(m)
Abbey National PLC
7.95%       10/26/29 .............   100,000         99,664
6.70%       06/29/49 .............    55,000         50,824(m)
7.35%       10/29/49 .............    42,000         40,816(m)
Aetna Services Inc.
6.97%       08/15/36 .............   140,000        136,046
AFLAC Inc.
6.50%       04/15/09 .............   225,000        208,647
Allstate Corp.
7.20%       12/01/09 .............    85,000         82,254
Amerada Hess Corp.
7.875%      10/01/29 .............   125,000        121,194
American Airlines Inc.
6.855%      04/15/09 .............    85,000         83,438
Armstrong World Industries Inc.
7.45%       05/15/29 .............   100,000         94,682
Arvin Industries Inc.
7.125%      03/15/09 .............   105,000         91,452
Associates Corp. of
   North America
6.375%      10/15/02 .............   200,000        196,150
5.75%       11/01/03 .............    55,000         52,493
AT&T Capital Corp.
6.60%       05/15/05 .............    70,000         67,375
AT&T Corp.
6.50%       03/15/29 .............   130,000        112,688
AT&T Corp. - Liberty Media Group
8.25%       02/01/30 .............    25,000         24,090


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Bank One Corp.
6.40%       08/01/02 .............  $195,000     $  190,979
BCI US Funding Trust I
8.01%       12/29/49 .............   100,000         91,028(b,m)
Bear Stearns Cos. Inc.
7.625%      12/07/09 .............   155,000        152,075
Beckman Instruments Inc.
7.10%       03/04/03 .............    50,000         47,950
Bellsouth Capital Funding
7.875%      02/15/30 .............   150,000        152,520
Bellsouth Telecomm Inc.
6.375%      06/01/28 .............    75,000         63,391
Boston University
7.625%      07/15/97 .............   200,000        186,398
Brascan Ltd.
7.375%      10/01/02 .............    30,000         29,334
Bristol-Myers Squibb Co.
6.875%      08/01/97 .............    50,000         45,352
CIT Group Inc.
7.375%      03/15/03 .............    90,000         89,234
7.125%      10/15/04 .............   120,000        118,588
Cleveland Electric Co.
   Toledo Edison
7.19%       07/01/00 .............    30,000         29,966
Coastal Corp.
6.375%      02/01/09 .............   160,000        145,414
Conseco Inc.
6.40%       06/15/01 .............   135,000        131,219(m)
8.70%       11/15/26 .............    50,000         42,062
Continental Cablevision Inc.
8.50%       09/15/01 .............    70,000         70,842
Corporacion Andina
   De Fomento
6.75%       03/15/05 .............   130,000        122,477
CSC Holdings Inc.
8.125%      07/15/09 .............    90,000         89,100
DaimlerChrysler AG
7.40%       01/20/05 .............   160,000        159,624
7.20%       09/01/09 .............   125,000        121,850
Delphi Auto Systems Corp.
6.125%      05/01/04 .............    85,000         80,087
Dresdner Funding Trust I
8.151%      06/30/31 .............   200,000        185,610(b)
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 .............    55,000         54,337
6.875%      10/15/09 .............    55,000         53,384
Duke Capital Corp.
7.25%       10/01/04 .............   190,000        189,388
Duke Energy Corp.
5.375%      01/01/09 .............   150,000        130,021
Electronic Data Systems Corp.
6.85%       10/15/04 .............    50,000         49,361
Empresa Nacional De Electricidad
8.125%      02/01/97 .............    65,000         53,318
EOP Operating LP
6.50%       01/15/04 .............   150,000        142,702
Federated Department Stores Inc.
6.125%      09/01/01 .............    85,000         83,685(m)
Ford Motor Credit Co.
7.50%       03/15/05 .............   200,000        200,122
5.80%       01/12/09 .............   120,000        106,308
7.375%      10/28/09 .............   340,000        333,084
7.45%       07/16/31 .............   200,000        193,420
Fortune Brands Inc.
7.125%      11/01/04 .............   100,000         98,904(b)

------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
FPL Group Capital Inc.
7.375%      06/01/09 .............. $480,000     $  465,902
General Motors Acceptance Corp.
5.75%       11/10/03 ..............   50,000         47,281
6.125%      01/22/08 ..............   85,000         77,449
Georgia-Pacific Group
9.95%       06/15/02 ..............   50,000         52,257
Goldman Sachs Group L.P.
6.65%       05/15/09 ..............  100,000         93,650
Guangdong International
   Trust & Investment Corp.
8.75%       10/24/16 ..............   50,000          4,500(b,n)
Heritage Media Corp.
8.75%       02/15/06 ..............   90,000         88,650
Household Finance Corp.
6.125%      07/15/12 ..............   40,000         38,883(m)
Hydro-Quebec
8.25%       04/15/26 ..............   50,000         53,913
Israel Electric Corp. Ltd.
8.10%       12/15/96 ..............   25,000         21,375(b)
7.125%      07/15/05 ..............   50,000         47,828(b)
J.P. Morgan & Co.
6.00%       01/15/09 ..............  200,000        177,676
Korea Development Bank
6.625%      11/21/03 ..............   75,000         71,381
Kroger Co.
6.34%       06/01/01 ..............  154,000        151,683
7.375%      03/01/05 ..............  150,000        147,147
LCI International Inc.
7.25%       06/15/07 ..............  129,000        125,658
Lehman Brothers Holdings Inc.
7.75%       01/15/05 ..............  195,000        196,854
8.50%       08/01/15 ..............   80,000         83,217
7.50%       08/01/26 ..............  115,000        111,550
Lenfest Communications Inc.
8.375%      11/01/05 ..............   95,000         98,754
LG&E Capital Corp.
5.75%       11/01/01 ..............   90,000         87,926(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 ..............   70,000         62,147
Lockheed Martin Corp.
7.95%       12/01/05 ..............  130,000        129,190
8.20%       12/01/09 ..............  165,000        165,195
Lumbermens Mutual Casualty
8.30%       12/01/37 ..............   20,000         18,185(b)
MCI WorldCom Inc.
6.40%       08/15/05 ..............   85,000         81,596
8.875%      01/15/06 ..............  100,000        104,236
6.125%      04/15/12 ..............  300,000        293,322(m)
Meditrust
7.114%      08/15/04 ..............  100,000         45,000
Merita Bank Ltd.
7.15%       12/29/49 ..............  250,000        243,605(b,m)
Merrill Lynch & Co.
5.71%       01/15/02 ..............  165,000        160,784
Morgan Stanley, Dean
   Witter & Co.
7.125%      01/15/03 ..............  185,000        183,785
5.625%      01/20/04 ..............  160,000        150,894
Nabisco Inc.
6.125%      02/01/33 ..............   70,000         66,709
Natexis AMBS Co. LLC
8.44%       12/29/49 ..............   95,000         89,983(b,m)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
National Rural Utilities
   Cooperative
6.046%      04/15/03 .............. $100,000     $   96,692
National Westminster Bank PLC
7.75%       04/29/49 ..............   35,000         34,961(m)
NB Capital Trust IV
8.25%       04/15/27 ..............  195,000        190,283
Newell Co.
6.35%       07/15/08 ..............  125,000        119,047(m)
News America Holdings Inc.
7.625%      11/30/28 ..............  110,000        100,670
Noram Energy Corp.
6.375%      11/01/03 ..............   70,000         67,337(m)
Northrop-Grumman Corp.
8.625%      10/15/04 ..............   65,000         66,758
Occidental Petroleum Corp.
7.375%      11/15/08 ..............   65,000         62,389
Ontario Province of Canada
7.375%      01/27/03 ..............  150,000        150,807
Pactiv Corp.
8.375%      04/15/27 ..............  125,000        116,183
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ..............  150,000        140,447(b)
5.625%      02/17/09 ..............   65,000         57,911(b)
Pharmacia Corp.
5.75%       12/01/05 ..............   65,000         61,276
Philip Morris Cos. Inc.
7.25%       09/15/01 ..............   60,000         59,381
7.20%       02/01/07 ..............   30,000         27,137
7.65%       07/01/08 ..............  100,000         91,486
Phillips Petroleum Co.
9.375%      02/15/11 ..............  195,000        215,754
Pitney Bowes Credit Corp.
9.25%       06/15/08 ..............  200,000        227,440
PP&L Capital Funding Inc.
7.75%       04/15/05 ..............  125,000        123,735
Principal Financial Group
8.20%       08/15/09 ..............   80,000         81,112(b)
Procter & Gamble Co.
9.36%       01/01/21 ..............  110,000        128,789
Quebec Province of Canada
7.50%       09/15/29 ..............   90,000         90,431
Raytheon Co.
7.90%       03/01/03 ..............  140,000        140,361(b)
6.75%       08/15/07 ..............  150,000        139,479
Rohm & Haas Co.
6.95%       07/15/04 ..............  165,000        162,974
Royal & Sun Alliance Insurance
   Group PLC
8.95%       10/15/29 ..............  115,000        117,740(b)
Royal Bank of Scotland Group PLC
8.817%      03/31/49 ..............  100,000        101,944
Safeway Inc.
7.50%       09/15/09 ..............   85,000         84,835
Sprint Capital Corp.
5.70%       11/15/03 ..............   60,000         56,783
6.875%      11/15/28 ..............  230,000        206,257
St. George Funding Co.
8.485%      12/31/49 ..............  150,000        135,040(b,m)
Stop & Shop Cos. Inc.
9.75%       02/01/02 ..............   40,000         40,800
SunAmerica Inc.
5.60%       07/31/97 ..............  150,000        105,279

------------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Suntrust Bank Inc.
6.00%       01/15/28 ...........  $   60,000     $   54,694
Tele-Communications Inc.
9.80%       02/01/12 ...........     125,000        148,038
7.875%      08/01/13 ...........      75,000         77,135
Tenet Healthcare Corp.
7.88%       01/15/03 ...........      60,000         57,450
Texas Utilities Co.
5.94%       10/15/01 ...........     100,000         98,069(m)
Textron Inc.
6.375%      07/15/04 ...........     140,000        135,563
Time Warner Inc.
7.57%       02/01/24 ...........     285,000        274,073
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01 ...........     250,000        244,662(b)
Tosco Corp.
7.625%      05/15/06 ...........      50,000         49,513
Transamerica Capital
7.625%      11/15/37 ...........     100,000         88,836
TRW Inc.
6.625%      06/01/04 ...........     110,000        105,904
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ...........      90,000         93,618
TXU Eastern Funding Co.
6.45%       05/15/05 ...........     165,000        153,841
6.75%       05/15/09 ...........     100,000         90,601
Tyco International Group S.A.
6.875%      09/05/02 ...........     250,000        245,530(b)
6.25%       06/15/03 ...........      35,000         33,384(m)
7.00%       06/15/28 ...........     305,000        266,042
Union Carbide Corp.
6.79%       06/01/25 ...........     100,000         96,629
Union Oil Co.
7.35%       06/15/09 ...........     100,000         96,701
United Illuminating Co.
6.25%       12/15/02 ...........      25,000         24,125
US Airways Pass-Through Trust
8.36%       07/20/20 ...........      85,000         83,044
US West Capital Funding Inc.
6.875%      08/15/01 ...........     135,000        134,171
US West Communications Inc.
5.625%      11/15/08 ...........      95,000         82,867
USA Networks Inc.
6.75%       11/15/05 ...........      80,000         76,643
USX Marathon Group
9.80%       07/01/01 ...........      60,000         61,474
Vodafone AirTouch PLC
7.625%      02/15/05 ...........     180,000        182,183(b)
Wal-Mart Stores Inc.
6.875%      08/10/09 ...........     330,000        321,050
Walt Disney Co.
5.62%       12/01/08 ...........      80,000         70,968
Westinghouse Electric Corp.
8.875%      06/01/01 ...........      40,000         40,730
Williams Cos. Inc.
6.125%      02/15/12 ...........     120,000        117,007
Yale University
7.375%      04/15/96 ...........      45,000         43,213

TOTAL CORPORATE NOTES
   (COST $17,576,344) ..........                 16,868,930


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.1%
Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08 ...........  $   83,000    $    77,233
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08 ...........     106,000         99,176
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ...........     183,000        167,744
DLJ Mortgage Acceptance Corp.
6.41%       02/15/08 ...........     246,000        232,047
First Union Lehman Brothers-
   Bank of America
6.28%       06/18/07 ...........     290,514        278,596
6.56%       11/18/08 ...........   1,035,000        976,600
GS Mortgage Securities Corp.
6.86%       07/13/30 ...........     117,000        114,006
Merrill Lynch Mortgage
   Investors Inc.
6.39%       02/15/30 ...........     291,000        276,495
Mid State Trust
7.54%       07/01/35 ...........      23,979         22,780
Nationslink Funding Corp.
6.001%      11/20/07 ...........      66,024         62,497

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $2,462,697) ...........                  2,307,174


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Asset Securitization Corp.
6.50%       02/14/41 ...........      54,765         53,973
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/15/08 ...........      83,000         78,422
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 ...........      74,000         68,915
9.55%       08/15/23 ...........   3,198,386        123,698(d,g)
J P Morgan Commercial
   Mortgage Finance Corp.
7.77%       10/15/32 ...........     358,000        363,369
7.886%      10/15/32 ...........     120,000        122,498(m)
Lehman Large Loan
6.79%       06/12/04 ...........      69,761         68,842
Morgan Stanley Capital I
6.86%       05/15/06 ...........     108,955        107,189(b)
6.52%       01/15/08 ...........      25,000         23,522
6.54%       05/15/08 ...........     142,000        134,068
6.21%       09/15/08 ...........      32,000         29,518
7.11%       07/15/09 ...........      93,000         89,658
10.25%      04/15/23 ...........     969,504         37,568(d,g)
6.01%       11/15/30 ...........     115,565        109,467
10.41%      11/15/31 ...........   1,512,157         69,229(b,d,g)
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24 ...........     216,746        187,607(m)
Structured Asset Securities Corp.
6.22%       02/25/28 ...........     451,654         23,147(d,g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,757,106) ...........                  1,690,690

TOTAL BONDS AND NOTES
   (COST $73,697,422) ..........                 72,126,582

-----------------
See Notes to Schedules of Investments and Financial Statements.

                                                    GE STRATEGIC INVESTMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                    NUMBER OF
                                       SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.2%

Centaur Funding Corp.
   (Series B), 9.08% ................    405     $  418,235(b)
TCI Communications Inc.,
   10.00% ...........................  2,800         71,400
                                                    489,635

INTERNATIONAL PREFERRED -- 0.2%

Henkel KGaA .........................  3,214        184,654
Telecomunicacoes Brasileiras
   S.A. ADR .........................    827        123,791
                                                    308,445

TOTAL PREFERRED STOCK
   (COST $812,897) ..................               798,080

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02
   (COST $0) ........................        27       2,327(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $159,865,285) ..............           197,971,115

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.1%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund
   (COST $17,097,607) ............17,097,607     17,097,607

OTHER ASSETS AND LIABILITIES,
   NET (2.3)% .......................            (4,811,465)
                                               ------------

NET ASSETS-- 100% ...................          $210,257,257
                                               ============

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                                 GE INCOME FUNDS

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEEDS $29 BILLION. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1998. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. DESCRIBE WHAT OCCURRED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2000?

A. During the six months ended March 31, 2000, the Federal Reserve Board remained vigilant against heightened inflation risks from an overheated economy. Led by consumer spending, the Gross Domestic Product grew in the final quarter of 1999 at its fastest pace in nearly 16 years and remained strong through the first quarter of 2000. Subsequently, the Federal Reserve raised the federal funds rate on three occasions, in increments of 25 basis points, to 6.00% during the period.

    The yield curve experienced a significant flattening over the six months. On September 30, 1999, yields on two- year notes and 30-year bonds were 5.60% and 6.05%, respectively. As the Fed tightened, interest rates climbed. Market expectations of further rate hikes put more upward pressure on yields of short maturity issues relative to long maturities. By December 31, 1999, the two- year note yield had risen to 6.24%, up 64 basis points, while the 30- year bond yield stood at 6.48%, up 43 basis points. The yield curve inversion continued in the first quarter of 2000. Short maturity yields increased further as more Fed tightening was priced into the market. Reduced supply and a Treasury announcement of long maturity buy-backs drove yields on long treasuries significantly lower. By March 31, 2000 yields on two-year securities were higher by 24 basis points at 6.48% and yields on 30- year issues declined 64 basis points to 5.84%.

    The market, represented by the Lehman Brothers Aggregate Bond Index returned 2.08% for the period. The government sector outperformed other sectors with a total return of 2.70%. Corporate and mortgage backed securities posted returns of 1.46% and 1.77%, respectively. The underperformance of these sectors resulted from severe spread widening in the last three months as reduced treasury supply and equity market volatility pushed investors to the safe haven of Treasury securities.


GE FIXED INCOME FUND

Q. HOW DID THE GE FIXED INCOME FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2000?
A. The Lehman Brothers Aggregate Bond Index posted a positive total return of 2.08%. The average return for 145 Intermediate Government Bond funds making up the Lipper peer group returned 1.53%. To see how your class of shares in the GE Fixed Income Fund performed relative to its benchmark, please, refer to page 59.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. Overall, the Fund performed in line with the market and peers. Good security selection, particularly in the corporate sector and commercial mortgage backed sectors, helped offset an unfavorable sector allocation as federal agencies and mortgage backed securities underperformed U.S. Treasuries.

[PHOTO OF ROBERT MACDOUGALL OMITTED]

GE GOVERNMENT SECURITIES FUND

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2000?

A. The Lehman Brothers Government Bond Index returned 2.70% for the period, while the average return for the 145 Intermediate Government funds tracked by Lipper was 1.53%. To see how your class of shares in the GE Government Securities Fund performed relative to its benchmark, please, refer to page 65.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. A barbelled Treasury position (combination of short and long maturity issues) added significantly to performance as the yield curve flattened dramatically during the period. Partially offsetting this was our allocation to mortgage backed securities, which underperformed U.S. Treasuries during the period. Overall, the Fund outperformed both its benchmark and its peer group.

GE SHORT-TERM GOVERNMENT FUND

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2000?

A. The Lehman Brothers 1-3 Year Government Bond Index returned 1.82% for the period. The average return for the 195 Short-Term Government funds tracked by Lipper was 1.59%. To see how your class of shares in the GE Short-Term Government Fund performed relative to its benchmark, please, refer to page 68.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund benefited from a lower duration (interest rate exposure) during the period of rising interest rates. On the other hand, our exposure to higher yielding "spread" products such as asset backed securities hurt performance as these securities underperformed U.S. Treasuries.


OVERALL

Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. The Federal Reserve Board will continue raising short-term interest rates gradually through the second quarter until consumer demand shows signs of slowing. Despite lower treasury yields, sticky borrowing costs in the private sector should become a drag on our fast paced economy alleviating the need for further rate hikes. The current disconnect between declining treasury yields, particularly in longer maturity issues, and yields of non-treasury securities presents a challenging environment for bond investors to assess relative value. While we believe spread volatility may continue in the short run, strategic allocation to spread sectors combined with keen security selection should benefit longer-term performance.

                                                            GE FIXED INCOME FUND

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings**         Net Assets
--------------------------------------------------------------------------------
Aaa or better                   77.55%
--------------------------------------------------------------------------------
   A to AA                      14.24%
--------------------------------------------------------------------------------
   Below A                       8.21%
--------------------------------------------------------------------------------
                               100.00%

** MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.


                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-backed securities including CMOs & ARMs.

                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00
                                             Six     One      Five
                                            Months   Year     Year
                                            ------- ------ -----------
   Number of Funds in peer group:            145      140       92

   Peer group average annual total return:  1.53%    0.98%    5.88%

  Lipper categories in peer group:  INTERMEDIATE U.S. GOVERNMENT, INTERMEDIATE
                                    U.S. TREASURY

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

         GE FIXED INCOME   GE FIXED INCOME W/LOAD       LB AGGREGATE
2/22/93     10000.00           9575.00                     10000.00
            10081.05           9655.60                     10041.80
9/93        10524.00          10079.81                     10576.96
            10249.59           9816.97                     10279.87
9/94        10211.26           9780.18                     10235.87
            10700.74          10248.90                     10792.61
9/95        11519.50          11033.11                     11675.08
            11743.72          11247.85                     11955.18
9/96        11991.43          11485.12                     12244.82
            12293.78          11774.71                     12542.24
9/97        13124.17          12570.04                     13437.82
            13651.43          13075.03                     14047.16
9/98        14444.00          13834.25                     14983.10
            14388.18          13781.04                     14957.20
9/99        14270.44          13668.26                     14926.95
3/00        14518.41          13905.77                     15237.89

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SIX     ONE    FIVE    SINCE
                       MONTHS   YEAR   YEAR  INCEPTION
                       ------- ------- ----- ---------
GE Fixed Income         1.65%   0.81%  6.27%  5.37%
GE Fixed Income w/load (2.66%) (3.47%) 5.35%  4.74%
(maximum load-4.25%)
LB Aggregate            2.08%   1.88%  7.14%  6.11%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
            GE FIXED INCOME      GE FIXED INCOME W/LOAD       LB AGGREGATE
12/22/93        10000.00             10000.00                     10000.00
                 9742.02              9742.02                      9713.37
9/94             9669.13              9669.13                      9671.19
                10094.77             10094.77                     10197.85
9/95            10827.50             10827.50                     11031.69
                10997.08             10997.08                     11296.35
9/96            11196.65             11196.65                     11570.04
                11437.39             11437.39                     11851.06
9/97            12164.50             12164.50                     12697.29
                12616.61             12616.61                     13273.05
9/98            13288.00             13288.00                     14157.41
                13198.88             13198.88                     14132.94
9/99            13042.69             13042.69                     14104.35
3/00            13239.82             13239.82                     14398.16

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SIX     ONE    FIVE    SINCE
                        MONTHS   YEAR   YEAR  INCEPTION
                        ------- ------- ----- --------
GE Fixed Income          1.27%   0.07%  5.52%  4.56%
GE Fixed Income w/load  (1.70%) (2.79%) 5.52%  4.56%
(maximum load)           3.00%   3.00%  0.00%  0.00%
LB Aggregate             2.08%   1.88%  7.14%  5.98%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
         GE FIXED INCOME       GE FIXED INCOME W/LOAD      LB AGGREGATE
9/30/99     10000.00              10000.00                    10000.00
10/99       10022.60              10022.60                    10037.00
11/99       10019.69              10019.69                    10036.00
12/99        9967.76               9967.76                     9987.82
01/00        9913.49               9913.49                     9954.86
02/00       10019.31              10019.31                    10075.32
03/00       10134.71              10035.99                    10208.31

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Fixed Income           1.27%
GE Fixed Income w/load    0.28%
(maximum load)            1.00%
LB Aggregate              2.08%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
            GE FIXED INCOME          LB AGGREGATE
11/29/93      10000.00                     10000.00
               9790.00                      9766.01
9/94           9765.50                      9724.21
              10246.42                     10253.12
9/95          11044.37                     11091.48
              11269.08                     11357.58
9/96          11521.71                     11632.74
              11828.12                     11915.30
9/97          12643.48                     12766.11
              13178.51                     13344.99
9/98          13950.00                     14234.14
              13924.76                     14209.54
9/99          13827.95                     14180.80
3/00          14073.04                     14476.20

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX  ONE    FIVE    SINCE
                MONTHS YEAR   YEAR  INCEPTION
               ------- ----- ----- ----------
GE Fixed Income  1.77% 1.06% 6.55%     5.54%
LB Aggregate     2.08% 1.88% 7.14%     6.01%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            GE FIXED INCOME FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                              GE FIXED INCOME FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 42.4%
                              CORPORATE NOTES 22.8%
                              U.S. TREASURIES 16.3%
                                CASH & OTHER 9.8%
                              FEDERAL AGENCIES 8.7%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 94.1%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 16.3%

U.S. Treasury Bonds
8.125%      08/15/19 ............ $5,845,000  $   7,106,234(h)
6.125%      08/15/29 ............  2,000,000      2,038,440(h)
6.25%       05/15/30 ............  4,325,000      4,572,347(h,l)
                                                 13,717,021
U.S. Treasury Notes
5.875%      11/30/01 ............  6,858,000      6,788,323(h)
6.50%       02/28/02 ............  2,075,000      2,074,025(l)
5.875%      11/15/04 ............  2,390,000      2,346,669(h)
                                                 11,209,017
U.S. Treasury STRIPS
6.40%       02/15/12 ............  1,140,000        544,122(d,h)

TOTAL U.S. TREASURIES
   (COST $25,212,436) ...........                25,470,160


FEDERAL AGENCIES -- 8.7%

Federal Home Loan Bank
5.25%       04/25/02 ............    990,000        957,825
Federal Home Loan Mortgage Corp.
6.22%       03/18/08 ............    880,000        809,741
5.75%       04/15/08 ............    485,000        442,941
5.125%      10/15/08 ............    475,000        413,174
                                                  1,665,856
Federal National Mortgage Assoc.
6.625%      01/15/02 ............  3,200,000      3,182,496
5.75%       04/15/03 ............    895,000        863,952
5.125%      02/13/04 ............  1,825,000      1,706,083
5.78%       05/05/04 ............    685,000        650,003
6.99%       07/09/07 ............    945,000        907,937
5.64%       12/10/08 ............    935,000        862,818
6.04%       02/25/09 ............  1,930,000      1,760,527
6.99%       06/01/17 ............  3,540,000      1,073,045(d)
                                                 11,006,861

TOTAL FEDERAL AGENCIES
   (COST $14,215,074) ...........                13,630,542


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE BACKED -- 36.1%

Federal Home Loan Mortgage Corp.
7.50%       11/01/09 ............ $  334,433  $     335,058
7.50%       06/01/10 ............    398,348        399,093
9.00%       12/01/16 ............    195,157        199,973
9.50%       04/01/21 ............     17,222         18,169(h)
8.00%       08/01/25 - 10/01/25 .    289,301        290,926
8.00%       05/01/27 ............  1,986,189      1,996,120
6.00%       05/01/29 - 08/01/29 .  1,097,051        998,997
6.50%       04/01/29 - 08/01/29 .  7,246,430      6,800,884
7.50%       01/01/30 - 02/01/30 .  2,000,200      1,967,056
7.00%       03/01/30 - 04/01/30 .  6,351,554      6,108,670
7.50%       TBA .................  1,460,000      1,436,041(c)
8.00%       TBA .................  5,436,000      5,457,255(c)
                                                 26,008,242
Federal National Mortgage Assoc.
9.00%       06/01/09 .............   708,413        732,986
7.50%       12/01/09 ............. 1,876,717      1,876,717
7.00%       08/01/13 .............   132,806        130,564
7.50%       02/01/14 .............   758,278        758,279
9.00%       04/01/16 .............   759,675        796,215
8.00%       12/01/17 .............   321,758        325,304
9.00%       12/01/17 .............   250,995        258,992
9.00%       12/01/22 .............   287,507        296,937
7.50%       12/01/23 .............   858,574        849,181
6.00%       10/01/29 .............   994,444        905,252
6.50%       03/01/29 ............. 1,095,107      1,027,353(m)
6.50%       01/01/29 - 11/01/29 .. 3,437,970      3,223,843
7.00%       11/01/29 - 12/01/29 ..   904,216        869,177
7.00%       01/01/30 - 01/31/30 .. 1,487,675      1,430,028
7.50%       01/01/30 - 02/01/30 .. 2,232,412      2,194,036
6.50%       TBA ..................   545,000        524,731(c)
7.50%       TBA ..................   618,000        607,476(c)
8.00%       TBA .................. 4,054,000      4,065,392(c)
                                                 20,872,463
Government National Mortgage Assoc.
7.00%       03/15/12 ............. 1,175,566      1,161,236
9.00%       11/15/16 .............   698,946        726,903
9.00%       01/15/17 - 11/15/17 ..   531,531        552,714
9.00%       12/15/21 .............    55,623         57,717
7.50%       01/15/23 - 12/15/23 .. 1,611,859      1,605,816
6.50%       02/15/24 - 04/15/24 ..   900,117        855,668
7.00%       02/15/28 - 04/15/28 ..   786,904        762,557
6.50%       04/15/28 ............. 1,576,139      1,487,481
7.50%       01/15/28 - 09/15/28 ..   745,903        740,292
8.00%       TBA .................. 1,579,000      1,597,016(c)
                                                  9,547,400

TOTAL AGENCY MORTGAGE BACKED
   (COST $57,262,809) ............               56,428,105


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

Collateralized Mortgage Obligation Trust
5.97%       09/01/15 .............    19,900         17,698(d,f)
5.74%       11/01/18 .............    65,542         46,985(d,f)
                                                     64,683
Federal Home Loan Mortgage Corp.
8.00%       04/15/20 .............    31,333         31,735
5.75%       06/15/23 .............   293,000        276,161
6.50%       12/15/28 .............   354,000        326,675
                                                    634,571

-------------
See Notes to Schedules of Investments and Financial Statements.

60
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                                                            GE FIXED INCOME FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
   Corp. STRIP
6.71%       06/15/29 ............ $  754,314   $    457,771(d,f)
Federal National Mortgage Assoc.
8.50%       03/01/17 ............     25,385          6,471(g)
15.92%      04/01/17 ............     52,266         13,569(d,g)
8.50%       01/01/18 ............      9,449          2,429(g)
7.00%       06/18/20 ............     15,850         15,796
8.00%       10/25/20 ............    101,058        102,037
6.18%       12/25/22 ............     62,573         44,505(d,f)
                                                    184,807
Federal National Mortgage
   Assoc. REMIC
6.167%      05/25/14 ............     46,319         44,589(m)
9.00%       05/25/22 ............     63,312         17,479(g)
8.50%       07/25/22 ............    118,314         31,611(g)
                                                     93,679

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,504,946) .............                1,435,511


ASSET BACKED -- 3.9%

Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25 .............    21,868         21,076
American Express Credit
   Account Master Trust
6.085%      03/15/05 .............   107,000        107,233
American Express Master Trust
6.154%      08/15/04 ............. 1,244,000      1,244,771(m)
Arran One Ltd.
6.352%      03/15/05 .............   100,000        100,062(m)
Citibank Credit Card
   Master Trust I
5.75%       01/15/03 .............    41,000         40,641
5.30%       01/09/06 .............   375,000        350,974
Discover Card Master Trust I
   Series 1999-3
6.114%      09/15/04 ............. 2,200,000      2,200,000(m)
FedEx Corp.
7.50%       01/15/18 .............   185,298        182,873
Ford Credit Auto Loan
   Master Trust
5.50%       02/15/03 .............    95,000         93,762
Green Tree Financial Corp.
   Series 1993-1
6.90%       04/15/18 .............   116,984        115,815
MBNA Master Credit Card Trust
6.264%      10/15/03 ............. 1,049,000      1,051,622(m)
6.224%      04/15/05 .............   358,000        359,006(m)
West Penn Funding LLC
6.81%       09/25/08 .............   117,000        114,112
Yorkshire Power Pass-Through
   Asset Trust
8.25%       02/15/05 .............   160,000        160,416(b)

TOTAL ASSET BACKED
   (COST $6,147,659) .............                6,142,363


CORPORATE NOTES -- 22.8%

Abbey National Capital Trust I
8.963%      12/29/49 .............   185,000        188,356(m)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Abbey National PLC
7.95%       10/26/29 ............ $  280,000    $   279,059
6.70%       06/29/49 ............    220,000        203,295(m)
7.35%       10/29/49 ............    145,000        140,913(m)
Aetna Services Inc.
6.97%       08/15/36 ............    330,000        320,681
AFLAC Inc.
6.50%       04/15/09 ............    165,000        153,008
Allstate Corp.
7.20%       12/01/09 ............  1,160,000      1,122,520
Amerada Hess Corp.
7.875%      10/01/29 ............    340,000        329,647
American Airlines Inc.
6.855%      04/15/09 ............    125,000        122,702
Arizona Public Service Co.
6.25%       01/15/05 ............    120,000        112,944
Armstrong World Industries Inc.
7.45%       05/15/29 ............    200,000        189,364
Arvin Industries Inc.
7.125%      03/15/09 ............    185,000        161,129
Associates Corp.
   of  North America
6.375%      10/15/02 ............    500,000        490,375
5.75%       11/01/03 ............    935,000        892,383
AT&T Capital Corp.
6.60%       05/15/05 ............    130,000        125,125
AT&T Corp.
6.50%       03/15/29 ............    465,000        403,076
AT&T Corp. - Liberty
   Media Group
8.25%       02/01/30 ............     40,000         38,544
Atlantic City Electric Co.
6.19%       01/17/06 ............    305,000        288,914
Bank One Corp.
6.40%       08/01/02 ............    275,000        269,329
BCI US Funding Trust I
8.01%       12/29/49 ............    150,000        136,543(b,m)
Bear Stearns Cos. Inc.
7.625%      12/07/09 ............    275,000        269,811
Beckman Instruments Inc.
7.10%       03/04/03 ............    100,000         95,900
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30 ............     75,000         81,122
Bellsouth Capital Funding
7.875%      02/15/30 ............    395,000        401,636
Bellsouth Telecomm Inc.
6.375%      06/01/28 ............    465,000        393,023
Boston University
7.625%      07/15/97 ............    325,000        302,897
Brascan Ltd.
7.375%      10/01/02 ............     60,000         58,668
Bristol-Myers Squibb Co.
6.875%      08/01/97 ............    100,000         90,703
CBS Corp.
7.15%       05/20/05 ............    170,000        167,210
CIT Group Inc.
7.375%      03/15/03 ............    260,000        257,787
7.125%      10/15/04 ............    620,000        612,703
Cleveland Electric Co.
   Toledo Edison
7.19%       07/01/00 ............     60,000         59,932
Coastal Corp.
6.375%      02/01/09 ............    350,000        318,094
Conseco Inc.
6.40%       06/15/01 ............    305,000        296,457(m)
8.70%       11/15/26 ............     95,000         79,918

-----------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Continental Cablevision Inc.
8.50%       09/15/01 ............ $  125,000    $   126,504
Corporacion Andina De Fomento
6.75%       03/15/05 ............    190,000        179,005
CSC Holdings Inc.
8.125%      07/15/09 ............    140,000        138,600
DaimlerChrysler AG
7.40%       01/20/05 ............    340,000        339,201
7.20%       09/01/09 ............    170,000        165,716
Delphi Auto Systems Corp.
6.125%      05/01/04 ............    245,000        230,839
Dresdner Funding Trust I
8.151%      06/30/31 ............    350,000        324,817(b)
Du Pont de Nemours (E.I.) & Co.
6.75%       10/15/04 ............    105,000        103,734
6.875%      10/15/09 ............    105,000        101,915
Duke Capital Corp.
7.25%       10/01/04 ............    845,000        842,279
Duke Energy Corp.
5.375%      01/01/09 ............    400,000        346,724
Electronic Data Systems Corp.
6.85%       10/15/04 ............    100,000         98,721
Empresa Nacional De Electricidad
8.125%      02/01/97 ............    100,000         82,027
EOP Operating LP
6.50%       01/15/04 ............    185,000        176,000
Federated Department Stores Inc.
6.125%      09/01/01 ............    170,000        167,370(m)
Ford Motor Co.
7.50%       03/15/05 ............    275,000        275,168
5.80%       01/12/09 ............    140,000        124,026
7.375%      10/28/09 ............    455,000        445,745
7.45%       07/16/31 ............    205,000        198,256
Fortune Brands Inc.
7.125%      11/01/04 ............    160,000        158,246(b)
FPL Group Capital Inc.
7.375%      06/01/09 ............    700,000        679,441
General Motors Acceptance Corp.
5.75%       11/10/03 ............    110,000        104,018
6.125%      01/22/08 ............    175,000        159,453
Georgia-Pacific Group
9.95%       06/15/02 ............    105,000        109,739
Goldman Sachs Group L.P.
6.65%       05/15/09 ............    200,000        187,300
Guangdong International Trust
   & Investment Corp.
8.75%       10/24/16 ............     65,000          5,850(b,n)
Heritage Media Corp.
8.75%       02/15/06 ............    135,000        132,975
Household Finance Corp.
6.125%      07/15/12 ............    135,000        131,229(m)
Hydro-Quebec
8.25%       04/15/26 ............    360,000        388,174
Israel Electric Corp. Ltd.
8.10%       12/15/96 ............    240,000        205,200(b)
7.125%      07/15/05 ............     95,000         90,873(b)
J.P. Morgan & Co.
6.00%       01/15/09 ............    170,000        151,025
Korea Development Bank
6.625%      11/21/03 ............    135,000        128,485
Kroger Co.
6.34%       06/01/01 ............    206,000        202,901
7.375%      03/01/05 ............    130,000        127,527
LCI International Inc.
7.25%       06/15/07 ............    366,000        356,517


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
7.75%       01/15/05 ............ $  390,000   $    393,709
8.50%       08/01/15 ............    100,000        104,021
7.50%       08/01/26 ............    205,000        198,850
Lenfest Communications Inc.
8.375%      11/01/05 ............    165,000        171,521
LG&E Capital Corp.
5.75%       11/01/01 ............    200,000        195,390(b)
Liberty Property Ltd. Partnership
7.50%       01/15/18 ............    125,000        110,977
Lockheed Martin Corp.
7.95%       12/01/05 ............    330,000        327,944
8.20%       12/01/09 ............    235,000        235,277
Lumbermens Mutual Casualty
8.30%       12/01/37 ............     35,000         31,823(b)
MCI WorldCom Inc.
6.40%       08/15/05 ............    165,000        158,392
8.875%      01/15/06 ............    200,000        208,472
6.125%      04/15/12 ............    300,000        293,322(m)
Meditrust
7.114%      08/15/04 ............    130,000         58,500
Merita Bank Ltd.
7.15%       12/29/49 ............    145,000        141,291(b,m)
Merrill Lynch & Co.
5.71%       01/15/02 ............    320,000        311,824
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 ............  1,185,000      1,177,214
5.625%      01/20/04 ............     75,000         70,732
Nabisco Inc.
6.70%       06/15/02 ............    550,000        534,936
6.125%      02/01/33 ............    140,000        133,417
Natexis AMBS Co. LLC
8.44%       12/29/49 ............    335,000        317,309(b,m)
National Rural Utilities
   Cooperative
6.046%      04/15/03 ............    115,000        111,196
National Westminster Bank PLC
7.75%       04/29/49 ............    265,000        264,706(m)
NB Capital Trust IV
8.25%       04/15/27 ............    220,000        214,678
Newell Co.
6.35%       07/15/08 ............    120,000        114,286(m)
News America Holdings Inc.
7.625%      11/30/28 ............    200,000        183,036
Noram Energy Corp.
6.375%      11/01/03 ............    140,000        134,674(m)
Northrop-Grumman Corp.
8.625%      10/15/04 ............    130,000        133,516
Occidental Petroleum Corp.
7.375%      11/15/08 ............    160,000        153,573
Ontario Province of Canada
7.375%      01/27/03 ............    570,000        573,067
Pactiv Corp.
8.375%      04/15/27 ............    215,000        199,834
Paramount Communications Inc.
7.50%       01/15/02 ............    125,000        124,629
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ............    300,000        280,893(b)
5.625%      02/17/09 ............    135,000        120,277(b)
Pharmacia Corp.
5.75%       12/01/05 ............    150,000        141,405
Philip Morris Cos. Inc.
7.25%       09/15/01 ............    120,000        118,763
7.20%       02/01/07 ............    100,000         90,457
7.65%       07/01/08 ............    375,000        343,072

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Phillips Petroleum Co.
9.375%      02/15/11 ............ $  170,000   $    188,093
Pitney Bowes Credit Corp.
9.25%       06/15/08 ............    250,000        284,300
PP&L Capital Funding Inc.
7.75%       04/15/05 ............    185,000        183,128
Principal Financial Group
8.20%       08/15/09 ............    150,000        152,085(b)
Procter & Gamble Co.
9.36%       01/01/21 ............    205,000        240,016
Quebec Province of Canada
7.50%       09/15/29 ............    235,000        236,126
Raytheon Co.
7.90%       03/01/03 ............    250,000        250,645(b)
6.75%       08/15/07 ............    200,000        185,972
Rohm & Haas Co.
6.95%       07/15/04 ............    110,000        108,649
Royal & Sun Alliance Insurance
   Group PLC
8.95%       10/15/29 ............    210,000        215,004(b)
Royal Bank of Scotland Group PLC
8.817%      03/31/49 ............    185,000        188,596
Safeway Inc.
7.50%       09/15/09 ............    125,000        124,757
Sprint Capital Corp.
5.70%       11/15/03 ............    570,000        539,437
6.875%      11/15/28 ............    455,000        408,030
St. George Funding Co.
8.485%      12/31/49 ............    200,000        180,054(b,m)
Stop & Shop Cos. Inc.
9.75%       02/01/02 ............     80,000         81,600
SunAmerica Inc.
5.60%       07/31/97 ............    485,000        340,402
Suntrust Bank Inc.
6.00%       01/15/28 ............    120,000        109,388
Tele-Communications Inc.
9.80%       02/01/12 ............    165,000        195,410
7.875%      08/01/13 ............    120,000        123,416
Tenet Healthcare Corp.
7.875%      01/15/03 ............    105,000        100,538
Texas Utilities Co.
5.94%       10/15/01 ............    175,000        171,621(m)
Textron Inc.
6.375%      07/15/04 ............    165,000        159,771
Time Warner Inc.
10.15%      05/01/12 ............     75,000         87,150
7.57%       02/01/24 ............    275,000        264,456
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01 ............    280,000        274,022(b)
Tosco Corp.
7.625%      05/15/06 ............    105,000        103,977
Transamerica Capital
7.625%      11/15/37 ............    105,000         93,278
TRW Inc.
6.625%      06/01/04 ............    200,000        192,552
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ............    160,000        166,432
TXU Eastern Funding Co.
6.45%       05/15/05 ............    385,000        358,962
6.75%       05/15/09 ............    200,000        181,201
Tyco International Group S.A.
6.875%      09/05/02 ............    500,000        491,060(b)
6.25%       06/15/03 ............    105,000        100,152(m)
7.00%       06/15/28 ............    135,000        117,757




                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Union Carbide Corp.
6.79%       06/01/25 ............ $  180,000    $   173,932
Union Oil Co.
7.35%       06/15/09 ............    200,000        193,402
United Illuminating Co.
6.25%       12/15/02 ............     50,000         48,250
US Airways Pass-Through Trust
8.36%       07/20/20 ............    150,000        146,548
US West Capital Funding Inc.
6.875%      08/15/01 ............    250,000        248,465
US West Communications Inc.
5.625%      11/15/08 ............    150,000        130,842
USA Networks Inc.
6.75%       11/15/05 ............    165,000        158,077
USX Marathon Group
9.80%       07/01/01 ............    120,000        122,948
Viacom Inc.
7.75%       06/01/05 ............    250,000        251,895
Vodafone AirTouch PLC
7.625%      02/15/05 ............    465,000        470,640(b)
Wal-Mart Stores Inc.
6.875%      08/10/09 ............    300,000        291,864
Walt Disney Co.
5.62%       12/01/08 ............    150,000        133,065
Westinghouse Electric Corp.
8.875%      06/01/01 ............     75,000         76,370
Williams Cos. Inc.
6.125%      02/15/12 ............    235,000        229,139
Yale University
7.375%      04/15/96 ............     70,000         67,220

TOTAL CORPORATE NOTES
   (COST $36,890,221) ...........                35,657,045


NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.8%

Chase Commercial Mortgage
   Securities Corp.
6.39%       11/18/08 ............    714,000        664,392
Commercial Mortgage
   Acceptance Corp.
6.49%       05/15/08 ............    370,000        346,181
DLJ Commercial
   Mortgage Corp.
6.24%       11/12/31 ............    698,000        639,810
DLJ Mortgage
   Acceptance Corp.
6.41%       02/15/08 ............    462,000        435,796
First Union Lehman Brothers-
   Bank of America
6.28%       06/18/07 ............     42,404         40,665
GS Mortgage Securities Corp.
6.86%       07/13/30 ............    207,000        201,703
Merrill Lynch Mortgage
   Investors Inc.
6.39%       02/15/30 ............    376,000        357,259
Mid State Trust
7.54%       07/01/35 ............     47,957         45,559
Nationslink Funding Corp.
6.00%       11/20/07 ............    143,968        136,277

TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $3,078,273) ............                 2,867,642

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE FIXED INCOME FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%

Asset Securitization Corp.
6.50%       02/14/41 ............ $   88,993    $    87,706
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%       11/15/08 ............    663,000        626,431
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 ............    237,000        220,715
9.55%       08/15/23 ............  6,316,099        244,276(d,g)
JP Morgan Commercial
   Mortgage Finance Corp.
7.77%       10/15/32 ............    715,000        725,723
7.886%      10/15/32 ............    200,000        204,164(m)
Lehman Large Loan
6.79%       06/12/04 ............    123,495        121,869
Morgan Stanley Capital I
6.86%       05/15/06 ............    197,233        194,036(b)
6.52%       01/15/08 ............     79,000         74,330
6.76%       11/15/08 ............  1,455,899      1,421,322
7.11%       07/15/09 ............    420,000        404,906
10.25%      04/15/23 ............  2,077,507         80,504(d,g)
6.01%       11/15/30 ............    252,059        238,758
10.41%      11/15/31 ............  3,905,206        178,785(b,d,g)
Norwest Asset Securities Corp.
6.25%       12/25/28 ............    619,526        512,645
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24 ............    384,362        332,701(m)
Structured Asset Securities Corp.
6.22%       02/25/28 ............    925,252         47,419(d,g)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $5,882,124) ............                 5,716,290

TOTAL BONDS AND NOTES
   (COST $150,193,542) ..........               147,347,658


                                     NUMBER OF
                                        SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.5%

Centaur Funding Corp.
   (Series B), 9.08% ............        600        619,607(b)
TCI Communications Inc., 10.00% .      4,800        122,400

TOTAL PREFERRED STOCK
   (COST $782,329) ..............                   742,007

TOTAL INVESTMENTS IN SECURITIES
   (COST $150,975,871) ..........               148,089,665

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.7%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund ..............  6,604,052      6,604,052


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 4.5%

Canadian Imperial
   Bank of Commerce
5.97%    04/18/00 - 04/19/00 .... $7,000,000  $   7,000,000

FEDERAL AGENCIES -- 6.0%

Federal Home Loan Bank
5.50%       04/03/00 ............  9,370,000      9,366,851(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,970,903) ...........                22,970,903


OTHER ASSETS AND LIABILITIES,
   NET (9.3)% ...................               (14,566,840)
                                               -------------

NET ASSETS-- 100% ...............              $156,493,728
                                               ============

--------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

                      FIVE YEAR TREASURY NOTE YIELD HISTORY
                                4/1/99 -- 3/31/00

[LINE GRAPH OMITTED]
3/31/2000 6.341
          6.47
2/29/2000 6.572
          6.656
1/31/2000 6.661
          6.542
12/31/99  6.335
          6.099
11/30/99  6.096
          5.867
10/31/99  5.974
          6.024
 9/30/99  5.797
          5.835
 8/31/99  5.909
          5.916
 7/31/99  5.862
          5.666
 6/30/99  5.678
          5.928
 5/31/99  5.608
          5.528
 4/30/99  5.123
          5.063
 4/1/99   5.143

HIGH     6.66%
LOW      5.06%
AVG.     5.95%

                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing primarily in obligations insured or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                         * LIPPER PERFORMANCE COMPARISON
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                            Six      One   Five   Ten
                                           Months   Year   Year   Year
                                          -------   -----  -----  -----
  Number of Funds in peer group:             145      140    92     27
  Peer group average annual total return:   1.53%    0.98% 5.88%  6.73%
  Lipper categories in peer group:  INTERMEDIATE U.S. GOVERNMENT, INTERMEDIATE
                                    U.S. TREASURY

 * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]
     GE GOV'T SECURITIES   GE GOV'T SECURITIES W/LOAD    LB GOV'T
 9/8/93   10000.00               9575.00                  10000.00
 9/93      9903.09               9482.20                  10038.00
           9609.14               9200.75                   9702.89
 9/94      9084.41               8698.33                   9632.30
           9365.20               8967.18                  10121.71
 9/95      9978.59               9554.50                  10939.25
          10155.47               9723.87                  11180.35
 9/96     10352.80               9912.81                  11422.80
          10601.57              10151.01                  11660.57
 9/97     11329.33              10847.83                  12467.87
          11788.54              11287.52                  13076.55
 9/98     12646.00              12109.00                  14163.97
          12481.59              11951.12                  13948.63
 9/99     12391.64              11862.87                  13921.07
 3/00     12721.27              12178.44                  14296.67

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                       SIX    ONE   FIVE    SINCE
                      MONTHS  YEAR  YEAR  INCEPTION
                     ------- ------ ----- ---------
GE Gov't Securities   2.66%   1.92%  6.32%  3.74%
GE Gov't Securities
   w/load            (1.69%) (2.45%) 5.39%  3.05%
(maximum load-4.25%)
LB Gov't.             2.70%   2.50%  7.15%  5.60%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
      GE GOV'T SECURITIES     GE GOV'T SECURITIES W/LOAD         LB GOV'T
9/89       10000.00                10000.00                      10000.00
9/90       11889.15                11889.15                      10694.57
9/91       13518.99                13518.99                      12349.74
9/92       14894.90                14894.90                      13945.92
9/93       16052.28                16052.28                      15491.19
9/94       14608.99                14608.99                      14865.09
9/95       15962.84                15962.84                      16882.04
9/96       16416.08                16416.08                      17628.30
9/97       17964.52                17964.52                      19241.10
9/98       20050.38                20050.38                      21858.61
9/99       17851.73                17851.73                      21483.76
3/00       17592.85                17592.85                      22063.39

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                     SIX     ONE    FIVE    TEN
                    MONTHS   YEAR   YEAR    YEAR
                    ------  ------ ------  ------
GE Gov't Securities  2.22%   1.21%  5.61%   5.81%
GE Gov't Securities
   w/load           (0.75%) (1.64%) 5.61%   5.81%
(maximum load)       3.00%   3.00%  0.00%   0.00%
LB Gov't.            2.70%   2.50%  7.15%   7.97%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
               GE GOV'T SECURITIES     GE GOV'T SECURITIES W/LOAD  LB GOV'T
10/1/99            10000.00                10000.00                10000.00
10/99              10016.12                10016.12                10016.00
11/99              10001.76                10001.76                10001.98
12/99               9951.33                 9951.33                 9936.96
01/00               9931.12                 9931.12                 9950.88
02/00              10113.31                10113.31                10092.18
03/00              10273.14                10173.87                10269.80

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                         SINCE
                       INCEPTION
                       --------
GE Gov't Securities      2.73%
GE Gov't Securities
   w/load                1.74%
(maximum load)           1.00%
LB Gov't.                2.70%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE GOVERNMENT SECURITIES FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                          GE GOVERNMENT SECURITIES FUND
                               [PIE CHART OMITTED]
                             FEDERAL AGENCIES 44.3%
                              MORTGAGE BACKED 41.3%
                              U.S. TREASURIES 10.6%
                           SHORT TERM INVESTMENTS 2.1%
                            ASSET BACKED & OTHER 1.7%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 100.7%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 10.6%

U.S. Treasury Bonds
8.125%      08/15/19 .......... $  6,915,000   $  8,407,119(h)
6.125%      08/15/29 ..........    5,464,000      5,569,018(l)
                                                 13,976,137
U.S. Treasury Notes
6.625%      04/30/02 ..........    2,500,000      2,505,075(h)
5.875%      11/15/04 ..........   10,062,000      9,879,576(h)
6.00%       08/15/09 ..........    1,597,000      1,576,782(l)
                                                 13,961,433

TOTAL U.S. TREASURIES
   (COST $27,766,176) .........                  27,937,570


FEDERAL AGENCIES -- 44.3%

Federal Home Loan Mortgage Corp.
   5.125%   10/15/08 ..........    2,065,000      1,796,220
Federal National Mortgage Assoc.
11.875%     5/19/00 ...........   29,000,000     29,190,240
6.625%      1/15/02 ...........    2,480,000      2,466,434(l)
7.125%      1/15/30 ...........   12,960,000     13,122,000
                                                 44,778,674
Financing Corp.
10.70%      10/06/17 ..........   28,165,000     39,813,762(h)
9.65%       11/02/18 ..........    2,020,000      2,657,553
                                                 42,471,315
Small Business Administration
8.15%       02/01/15 ..........    1,443,755      1,495,414
8.10%       03/01/15 ..........    7,220,381      7,465,197
7.60%       05/01/16 ..........    3,221,801      3,262,577
7.55%       06/01/16 ..........    6,766,632      6,837,471
7.70%       07/01/16 ..........    4,776,709      4,865,525
7.15%       03/01/17 ..........    4,188,953      4,150,336
                                                 28,076,520

TOTAL FEDERAL AGENCIES
   (COST $119,452,533) ........                 117,122,729


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
AGENCY MORTGAGE BACKED -- 30.5%

Federal Home Loan Mortgage Corp.
7.50%       02/01/07 ..........   $   52,815 $       52,900
7.50%       02/01/09 - 09/01/09      108,661        108,831
7.50%       06/01/10 - 12/01/10    3,738,263      3,742,791
7.50%       02/01/11 - 11/01/11    3,212,633      3,215,464
7.50%       01/01/12 - 07/01/12    3,157,017      3,158,973
9.00%       12/01/14 ..........    1,291,478      1,310,437
6.50%       08/01/25 - 12/01/25    5,961,477      5,627,992
6.50%       01/01/26 ..........    2,005,450      1,893,265
7.00%       12/01/26 ..........       13,886         13,404
6.50%       02/01/27 ..........      602,083        568,029
6.00%       02/01/29 - 06/01/29    3,997,835      3,640,958
7.00%       07/01/29 ..........      873,629        840,317
6.00%       08/01/29 ..........      500,050        455,355
7.00%       02/01/30 ..........    1,704,333      1,639,347
                                                 26,268,063
Federal National Mortgage Assoc.
9.00%       06/01/09 ..........    1,510,748      1,562,351
7.50%       12/01/09 ..........    1,661,577      1,661,576
7.50%       02/01/14 ..........    2,673,929      2,673,929
9.00%       04/01/16 ..........    1,416,989      1,485,146
8.00%       12/01/17 ..........    1,386,514      1,401,794
9.00%       05/01/21 - 07/01/21      923,308        953,022
7.50%       12/01/23 ..........    2,250,261      2,225,643
7.00%       12/01/29 ..........      558,595        536,950
7.00%       02/01/30 ..........    7,993,700      7,683,944
                                                 20,184,355
Government National Mortgage Assoc.
7.00%       03/15/12 ..........    3,350,362      3,309,521
9.00%       05/15/13 ..........      137,620        143,173
9.00%       07/15/16 ..........    1,663,073      1,729,596
8.50%       05/15/21 ..........       54,103         55,607
8.50%       10/15/22 ..........        7,313          7,516
8.50%       03/15/23 ..........      274,175        281,712
6.50%       05/15/23 - 12/15/23    3,761,448      3,576,911
6.50%       01/15/24 - 04/15/24    3,001,908      2,853,673
7.00%       08/15/25 - 10/15/25    9,693,992      9,421,298
7.00%       04/15/26 ..........    1,863,902      1,810,314
7.50%       05/15/27 ..........      101,343        100,615
7.50%       01/15/28 - 10/15/28   11,061,465     10,980,339
                                                 34,270,275

TOTAL AGENCY MORTGAGE BACKED
   (COST $82,081,181) .........                  80,722,693


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.2%

Federal National Mortgage Assoc.
7.50%       01/19/39 ..........    6,228,719      6,170,325
Federal National Mortgage Assoc. REMIC
3.50%       10/25/21 ..........   14,200,000     12,345,054
5.00%       01/25/23 ..........      545,387        536,863
                                                 12,881,917

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $18,438,212) .........                  19,052,242

ASSET BACKED -- 4.5%

Arran One Ltd.
6.352%      03/15/05 ..........      200,000        200,125(m)

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE GOVERNMENT SECURITIES FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Discover Card Master Trust I
6.094%      02/16/05 ........... $   700,000  $     698,467(m)
6.184%      09/18/07 ...........   3,000,000      3,002,813(m)
Ford Credit Auto Owner Trust
6.65%       10/15/03 ...........   1,700,000      1,654,304
Green Tree Financial Corp.
8.41%       12/01/30 ...........   4,000,000      3,843,720
JP Morgan Commercial
   Mortgage Finance Corp.
7.77%       10/15/32 ...........   1,849,000      1,876,729
MBNA Master Card Trust II
6.29%       07/15/07 ...........     500,000        500,000(m)

TOTAL ASSET BACKED
   (COST $11,955,095) ..........                 11,776,158

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%

Norwest Asset Securities Corp.
7.25%       12/25/27 ...........   3,306,309      3,170,155
6.25%       12/25/28 ...........   2,369,712      1,960,889
NYC Mortgage Loan Trust
6.75%       06/25/06 ...........   4,544,866      4,398,578(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $9,838,684) ...........                  9,529,622


TOTAL INVESTMENTS IN SECURITIES
   (COST $269,531,881) .........                266,141,014


                                     NUMBER OF
                                        SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $5,470,749) ...........   5,470,749      5,470,749

OTHER ASSETS AND LIABILITIES,
   NET (2.8)% ..................                 (7,335,537)
                                               -------------

NET ASSETS-- 100% ..............               $264,276,226
                                               =============


---------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

                      TWO YEAR TREASURY NOTE YIELD HISTORY
                                4/1/99 -- 3/31/00
                              [LINE GRAPH OMITTED]
3/31/2000 6.41
          6.42
2/29/2000 6.39
          6.4
1/31/2000 6.48
          6.31
 12/31/99 6.17
          6.06
 11/30/99 5.96
          5.76
 10/31/99 5.75
          5.77
 9/30/99  5.59
          5.64
 8/31/99  5.71
          5.7
 7/31/99  5.57
          5.49
 6/30/99  5.48
          5.62
 5/31/99  5.41
          5.3
 4/30/99  5.07
          4.95
   4/1/99 5.00

HIGH     6.48%
LOW      4.95%
AVG.     5.78%

                               INVESTMENT PROFILE
          A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing primarily in short-term U.S.
                             Government securities.

                         * LIPPER PERFORMANCE COMPARISON
                   SHORT-TERM U.S. GOVERNMENT BOND PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                            Six    One     Five
                                           Months  Year    Year
                                            ----- ------  --------
   Number of Funds in peer group:            195    194      133

   Peer group average annual total return:  1.59%  2.44%    5.37%

   Lipper categories in peer group:  SHORT-TERM U.S. TREASURY, SHORT U.S.
                                     GOVERNMENT, SHORT-INTERMEDIATE U.S.
                                     GOVERNMENT

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]
         GE SHORT TERM GOV'T  GE SHORT TERM GOV'T W/LOAD     LB 1-3 YR.
 3/2/94    10000.00                  9750.00                 10000.00
            9942.80                  9692.40                  9949.40
 9/94      10052.77                  9799.56                 10049.50
           10359.10                 10098.28                 10383.73
 9/95      10831.26                 10558.48                 10872.91
           11102.52                 10822.98                 11182.30
 9/96      11370.47                 11084.22                 11489.66
           11667.42                 11373.69                 11782.81
 9/97      12117.11                 11812.06                 12281.23
           12455.99                 12142.41                 12666.56
 9/98      13009.00                 12681.07                 13254.70
           13162.85                 12831.37                 13438.07
 9/99      13336.61                 13000.76                 13677.51
 3/00      13546.32                 13205.18                 13926.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                              SIX   ONE   FIVE    SINCE
                            MONTHS  YEAR  YEAR  INCEPTION
                            ---------------------------
GE Short-Term Gov't          1.57%  2.91% 5.51% 5.12%
GE Short-Term Gov't w/load  (0.96%) 0.37% 4.98% 4.68%
(maximum load-2.5%)
LB 1-3 Yr.                   1.82%  3.64% 6.05% 5.59%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
        GE SHORT TERM GOV'T   GE SHORT-TERM GOV'T W/LOAD      LB 1-3 YR.
3/2/94      10000.00              10000.00                     10000.00
             9939.30               9939.30                      9949.40
9/94        10019.58              10019.58                     10049.50
            10285.38              10285.38                     10383.73
9/95        10722.29              10722.29                     10872.91
            10958.27              10958.27                     11182.30
9/96        11189.26              11189.26                     11489.66
            11447.24              11447.24                     11782.81
9/97        11842.93              11842.93                     12281.23
            12148.34              12148.34                     12666.56
9/98        12652.00              12652.00                     13254.70
            12763.36              12763.36                     13438.07
9/99        12893.16              12893.16                     13677.51
3/00        13056.96              13056.96                     13926.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SIX    ONE     FIVE     SINCE
                            MONTHS  YEAR    YEAR    INCEPTION
                            ------  ------  -----  ----------
GE Short-Term Gov't          1.27%   2.30%  4.89%   4.48%
GE Short-Term Gov't w/load  (1.70%) (0.64%) 4.89%   4.48%
(maximum load)               3.00%   3.00%  0.00%   0.00%
LB 1-3 Yr.                   1.82%   3.64%  6.05%   5.59%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE SHORT TERM GOV'T     GE SHORT-TERM GOV'T W/LOAD    LB 1-3 YR.
9/30/99        10000.00                10000.00                      10000.00
10/99          10017.14                10017.14                      10027.00
11/99          10035.06                10035.06                      10046.05
12/99          10037.72                10037.72                      10055.09
1/00           10031.30                10031.30                      10053.08
2/00           10086.24                10086.24                      10121.44
3/00           10119.37                10020.48                      10182.17

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SINCE
                            INCEPTION
                            --------
GE Short-Term Gov't          1.19%
GE Short-Term Gov't w/load   0.20%
(maximum load)               1.00%
LB 1-3 Yr.                   1.82%

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
            GE SHORT TERM GOV'T                          LB 1-3 YR.
3/2/94          10000.00                                  10000.00
                 9964.81                                   9949.40
9/94            10068.86                                  10049.50
                10379.78                                  10383.73
9/95            10866.25                                  10872.91
                11152.31                                  11182.30
9/96            11435.67                                  11489.66
                11748.92                                  11782.81
9/97            12217.07                                  12281.23
                12574.67                                  12666.56
9/98            13151.00                                  13254.70
                13335.26                                  13438.07
9/99            13528.29                                  13677.51
3/00            13758.19                                  13926.68

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX    ONE  FIVE    SINCE
                     MONTHS YEAR  YEAR  INCEPTION
                     ------ ---- ----- ------------
GE Short-Term Gov't  1.70% 3.17% 5.80%    5.39%
LB 1-3 Yr.           1.82% 3.64% 6.05%    5.59%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                   GE SHORT-TERM GOVERNMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                          GE SHORT-TERM GOVERNMENT FUND
                               [PIE CHART OMITTED]
                             FEDERAL AGENCIES 52.2%
                              U.S. TREASURIES 21.2%
                              MORTGAGE BACKED 11.3%
                                ASSET BACKED 7.5%
                              CORPORATE NOTES 3.9%
                                CASH & OTHER 3.9%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 96.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 21.2%

U.S. Treasury Notes
5.625%      09/30/01 ............ $1,380,000  $   1,362,750(h)
5.875%      10/31/01 - 11/30/01 .  4,080,000      4,039,272(h)
6.375%      01/31/02 ............    900,000        897,471(h)
6.50%       02/28/02 ............  7,999,000      7,995,241(l)
6.625%      03/31/02 ............  1,449,000      1,451,941(h)
                                                 15,746,675

TOTAL U.S. TREASURIES
   (COST $15,846,315) ...........                15,746,675


FEDERAL AGENCIES -- 52.2%

Federal Home Loan Bank
6.00%       11/15/01 ............  3,075,000      3,031,766
5.25%       04/25/02 ............  3,360,000      3,250,800
                                                  6,282,566
Federal Home Loan Mortgage Corp.
6.25%       10/15/02 ............  1,640,000      1,612,579
Federal National Mortgage Assoc.
6.625%      01/15/02 ............ 29,890,000     29,726,502(l)
5.75%       04/15/03 ............  1,150,000      1,110,106
                                                 30,836,608

TOTAL FEDERAL AGENCIES
   (COST $38,880,749) ...........                38,731,753


AGENCY MORTGAGE BACKED -- 9.7%

Federal Home Loan Mortgage Corp.
8.00%       08/01/03 ............     78,343         78,598
6.00%       12/01/08 ............     29,429         28,567(h)
                                                    107,165
Federal National Mortgage Assoc.
9.00%       08/01/10 ............    145,819        150,787
9.00%       03/01/11 ............    616,838        635,146
                                                    785,933



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Government National
   Mortgage Assoc.
9.00%       08/15/09 - 12/15/09 . $5,637,945     $5,829,049
9.50%       12/15/09 ............    425,007        449,444
                                                  6,278,493

TOTAL AGENCY MORTGAGE BACKED
   (COST $7,246,750) ............                 7,171,591


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

Federal Home Loan Mortgage Corp.
5.93%       05/17/06 ............    168,476        167,100
6.25%       09/15/18 ............     63,967         63,687
                                                    230,787
Federal Home Loan Mortgage
   Corp. REMIC
38.05%      09/15/05 ............         67            396(d,g)
32.54%      07/15/06 ............        141          1,666(d,g)
                                                      2,062
Federal National Mortgage Assoc.
6.59%       09/01/02 ............    259,012        256,502
6.53%       09/07/04 ............      1,452          1,448(m)
6.85%       11/17/06 ............     38,661         38,507
7.00%       06/18/20 ............      3,377          3,366
                                                    299,823
Federal National Mortgage
   Assoc. REMIC
6.167%      05/25/14 ............    149,416        143,837(m)

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $685,151) ..............                   676,509


ASSET BACKED -- 7.5%

American Express Master Trust
5.375%      07/15/01 ............    142,000        141,157
Arran One Ltd.
6.352%      03/15/05 ............    900,000        900,562(m)
AT&T Universal Card Master Trust
5.95%       10/17/02 ............    260,000        259,025
California Infrastructure
6.16%       06/25/03 ............    266,000        264,287
Capital Asset Research Funding L.P.
6.40%       12/15/04 ............     34,546         34,136
Carco Auto Loan Master Trust
5.65%       03/15/03 ............    266,000        262,800
Chemical Master Credit
   Card Trust I
5.55%       09/15/03 ............    350,000        346,717
Cit RV Trust
5.78%       07/15/08 ............    260,000        252,687
Citibank Credit Card Master Trust I
5.85%       04/10/03 ............     50,000         49,453
Discover Card Master Trust I
5.80%       09/16/03 ............    200,000        198,000
5.75%       10/16/03 ............    311,000        306,431
5.30%       08/15/04 ............    311,000        300,793
5.90%       10/15/04 ............    266,000        259,265
Ford Motor Credit Co.
5.65%       10/15/01 ............     91,544         91,401
Green Tree Financial Corp.
   Series 1993-1
6.90%       04/15/18 ............    116,984        115,815


-------------
See Notes to Schedules of Investments and Financial Statements.

                                                   GE SHORT-TERM GOVERNMENT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Lehman FHA Title I Loan Trust
7.30%       05/25/17 ............ $   21,045    $    20,844
MBNA Master Card Trust II
6.29%       07/15/07 ............  1,500,000      1,500,000(m)
Premier Auto Trust
5.77%       01/06/02 ............    187,724        187,255
6.27%       04/08/03 ............     23,000         22,753
Provident Bank Home
   Equity Loan Trust
6.72%       01/25/13 ............     24,413         23,959

TOTAL ASSET BACKED
   (COST $5,592,239) ............                 5,537,340


CORPORATE NOTES -- 3.9%

Bank One Corp.
6.40%       8/1/02 ..............    100,000         97,938
Carnival Corp.
5.65%       10/15/00 ............    125,000        123,881
CIT Group Inc. (Class A)
7.375%      3/15/03 .............    400,000        396,596
Conseco Inc.
6.40%       6/15/01 .............     40,000         38,880(m)
Federated Department Stores Inc.
6.125%      9/1/00 ..............    120,000        118,144(m)
Fleet Credit Card LLC
6.45%       10/30/00 ............    250,000        248,982
Kroger Co.
6.34%       6/1/01 ..............    100,000         98,495
LG&E Capital Corp.
5.75%       11/1/01 .............     50,000         48,848(b)
MCI WorldCom Inc.
6.125%      8/15/01 .............     50,000         49,239
Merrill Lynch & Co.
5.71%       1/15/02 .............    125,000        121,806
Morgan Stanley, Dean
   Witter & Co.
7.125%      1/15/03 .............    150,000        149,014
Pharmacia Corp.
5.375%      12/1/01 .............    250,000        242,690
Raytheon Co. (Class B)
7.90%       3/1/03 ..............    400,000        401,032(b)
Sprint Capital Corp.
5.70%       11/15/03 ............    400,000        378,552
Tyco International Group S.A.
6.875%      9/5/02 ..............    100,000         98,212(b)
Tyco International Ltd.
6.50%       11/1/01 .............    275,000        269,877
US West Capital Funding Inc.
6.875%      8/15/01 .............     50,000         49,693

TOTAL CORPORATE NOTES
   (COST $2,962,658) ............                 2,931,879


NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.2%

DLJ Mortgage Acceptance Corp.
6.158%      01/08/11 ............      9,825          9,819(b,m)
GS Mortgage Securities Corp.
6.94%       07/13/30 ............    130,828        130,326

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $142,615) ..............                   140,145





                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%

Asset Securitization Corp.
6.50%       2/14/41
   (COST $ 354,690) .............   $351,864  $     346,774

TOTAL INVESTMENTS IN SECURITIES
   (COST $71,711,167) ...........                71,282,666




                                     NUMBER OF
                                        SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.6%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund ..............  2,967,149      2,967,148



                                     PRINCIPAL
                                        AMOUNT         VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 12.6%

Bear Stearns Cos. Inc.
6.01%       05/15/00 ............ $3,700,000      3,672,822
Ford Motor Credit Co.
6.03%       04/05/00 ............  3,000,000      2,997,990
5.93%       04/06/00 ............  2,700,000      2,697,776
                                                  9,368,588
TIME DEPOSIT -- 4.0%

Kredietbank/Cayman Island
5.968%      04/07/00 ............  3,000,000      3,000,000

FEDERAL AGENCIES -- 6.0%

Federal National Mortgage Assoc.
5.50%       04/03/00 ............  4,440,000      4,438,508

TOTAL SHORT-TERM INVESTMENTS
   (COST $19,774,244) ...........                19,774,244


OTHER ASSETS AND LIABILITIES,
   NET (22.7)% ..................               (16,855,077)
                                                ------------

NET ASSETS-- 100% ...............               $74,201,833
                                                ===========

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

Q&A

BARBARA A. BRINKLEY, A MANAGER OF BROWN BROTHERS HARRIMAN AND CO. ("BROWN BROTHERS") AND A MEMBER OF ITS U.S. BOND POLICY GROUP AND ITS FIXED INCOME CREDIT COMMITTEE, IS THE PORTFOLIO MANAGER OF THE GE TAX-EXEMPT FUND. MS. BRINKLEY HAS BEEN EMPLOYED BY BROWN BROTHERS SINCE 1976. TOTAL ASSETS UNDER BROWN BROTHERS MANAGEMENT EXCEED $34 BILLION. THROUGHOUT HER CAREER WITH BROWN BROTHERS, AND DURING HER PREVIOUS FOUR YEARS WITH AMERICAN RE-INSURANCE COMPANY, MS. BRINKLEY HAS SPECIALIZED AS A MUNICIPAL BOND CREDIT ANALYST, TRADER AND PORTFOLIO MANAGER. MS. BRINKLEY IS A MEMBER AND FORMER CHAIRPERSON OF THE MUNICIPAL ANALYSTS GROUP OF NEW YORK, AND IS A MEMBER OF THE FIXED INCOME ANALYSTS SOCIETY, INC. MS. BRINKLEY HOLDS A B.A. DEGREE FROM SMITH COLLEGE.


Q. HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The Tax Exempt Fund had a return of 1.34% (Class A) for the six month period ended March 31, 2000. The Lehman Brothers 10 year Municipal Index returned 2.18% and the Lipper average returned 1.38% for the same period.


Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. During the period, we initially shortened the Fund's average maturity and duration, anticipating modestly higher municipal yields that would be capped by slower economic growth. In fact, economic activity sped up, and municipal yields moved higher than we had expected. Year-end tax swapping programs pressured secondary market prices lower, with lower coupons particularly hard hit. As rates rose and the municipal yield curve steepened, the portfolio's longer-intermediate maturities hurt our performance relative to the benchmark's 10 year "bullet" structure. With the turn of the year, the market pressure from year-end tax strategies dissipated, and our intermediate and longer holdings benefited the portfolio with strong price performance. Throughout the six-month period, our emphasis on call protected high coupon securities benefited performance with greater tax-free income than the benchmark.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. In the fall of 1999, we anticipated that the robust U.S. economy and high consumer and business confidence would lead to further interest rate hikes by the Federal Reserve, even as inflation remained contained. In this environment, municipal yields were likely to move somewhat higher. To protect against the price erosion of higher interest rates, we reduced the duration of the Fund from 6.7 years to 6.4 years and increased the average coupon from 7.82% to 8.31%. Subsequently, in February, we anticipated that the higher yields were slowing issuance while increasing demand, and that the municipal yield curve was likely to flatten, with longer-intermediate maturities performing relatively well. To lock in the prevailing level of interest rates, we modestly lengthened the duration of the Fund from 6.4 years to 6.6 years. We managed our sales transactions so as to incur no net capital gains tax liability.


Q.  WHICH SECTORS HAVE YOU LIKED?

A. We prefer issues in the intermediate and longer-intermediate maturity range (7 to 18 years), which we believe best balances opportunity and risk. These maturities lock in the higher tax-free yields of the upward sloping municipal yield curve, and will benefit the Fund with capital appreciation as interest rates fall and roll down the yield curve over time. We emphasize call-protected premium coupon bonds and like issues that are fully backed by U.S. Government securities held in escrow by the bond trustee. These bonds are the highest credit quality and are immune to any changes in the issuer's economy or repayment ability. We avoid using securities that do not pass our credit screens, that are subject to Alternative Minimum Tax, or that are derivative securities.


Q. WHAT IS THE OUTLOOK FOR THE FUND? HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Going forward, we expect further Fed tightening designed to slow consumer spending without bringing economic growth to a standstill. Higher rates at the short end of the curve are likely. Once it is evident that growth is slowing, yields are expected to fall. The portfolio is positioned with neutral duration and above-average income so as to benefit from these developments.



[PHOTO OF BARBARA BRINKLEY OMITTED]

                                                              GE TAX-EXEMPT FUND

--------------------------------------------------------------------------------
                                 QUALITY RATINGS
                                AT MARCH 31, 2000
--------------------------------------------------------------------------------

                              Percent of
Moody's/S&P Ratings**         Net Assets
--------------------------------------------------------------------------------
Aaa                             81.25%
--------------------------------------------------------------------------------
Aa                              17.18%
--------------------------------------------------------------------------------
Baa                              1.57%
--------------------------------------------------------------------------------
                               100.00%

** MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.


                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek a high
             level of income exempt from Federal income taxes while
                  preserving capital by investing primarily in
                     investment-grade municipal securities.

                         * LIPPER PERFORMANCE COMPARISON
                        INTERMEDIATE MUNICIPAL DEBT PEER
               GROUP BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 3/31/00

                                             Six      One      Five
                                           Months     Year     Year
                                           -------  -------  ----------
  Number of
     Funds in peer group:                    312       304     231

  Peer group average annual total return:   1.38%    (0.50%)  4.70%

  Lipper categories in peer group:  INTERMEDIATE MUNICIPAL DEBT, INCLUDING
                                    SINGLE STATE FUNDS

 *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++
                              [LINE GRAPH OMITTED]
            GE TAX-EXEMPT   GE TAX-EXEMPT W/LOAD   LB GO MUNI BOND    LBMI
9/8/93        10000.00              9575.00             10000.00      10000.00
               9724.93              9311.62             9710.26        9725.44
9/94           9883.82              9463.75             9917.70        9937.39
              10427.05              9983.90            10446.56       10456.70
9/95          10813.77             10354.18            11087.73       11110.74
              11110.74             10638.54            11372.75       11383.93
9/96          11508.82             11019.69            11626.08       11648.17
              11833.68             11330.75            11966.22       11976.14
9/97          12403.79             11876.63            12753.07       12754.89
              12705.81             12165.81            13221.73       13219.66
9/98          13185.00             12626.00            13903.99       13879.03
              13271.20             12707.64            14062.38       14048.47
9/99          12942.30             12392.71            13827.48       13815.28
3/00          13115.78             12558.83            14122.53       14116.62

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                        SIX     ONE     FIVE   SINCE
                       MONTHS   YEAR    YEAR INCEPTION
                       ------- -------  -----  ------
GE Tax-Exempt           1.34%  (1.17%)  4.70%  4.22%
GE Tax-Exempt w/load   (2.93%) (5.39%)  3.79%  3.53%
(maximum load-4.25%)
LBMI                    2.18%   0.49%   6.19%  5.39%
LB GO Muni Bond         2.13%   0.43%   6.21%  5.40%

                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]
       GE TAX-EXEMPT   GE TAX-EXEMPT W/LOAD   LB GO MUNI BOND       LBMI
9/8/93  10000.00             10000.00           10000.00          10000.00
         9682.67              9682.67            9710.26           9725.44
9/94     9826.66              9826.66            9917.70           9937.39
        10366.28             10366.28           10446.56          10456.70
9/95    10759.89             10759.89           11087.73          11110.74
        11045.21             11045.21           11372.75          11383.93
9/96    11450.52             11450.52           11626.08          11648.17
        11763.04             11763.04           11966.22          11976.14
9/97    12305.35             12305.35           12753.07          12754.89
        12573.35             12573.35           13221.73          13219.66
9/98    13000.00             13000.00           13903.99          13879.03
        13052.01             13052.01           14062.38          14048.47
9/99    12695.2              12695.20           13827.48          13815.28
3/00    12817.24             12817.24           14122.53          14116.62

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                      SIX      ONE   FIVE   SINCE
                     MONTHS   YEAR   YEAR INCEPTION
                     ------- ------- ----- --------
GE Tax-Exempt         0.96%  (1.80%) 4.34%  3.85%
GE Tax-Exempt w/load (2.01%) (4.63%) 4.34%  3.85%
(maximum load)        3.00%   3.00%  0.00%  0.00%
LBMI                  2.18%   0.49%  6.19%  5.39%
LB GO Muni Bond       2.13%   0.43%  6.21%  5.40%

                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]
           GE TAX-EXEMPT    GE TAX-EXEMPT W/LOAD    LB GO MUNI BOND       LBMI
9/30/99      10000.00         10000.00                 10000.00         10000.00
10/99         9907.48          9907.48                  9930.00          9932.00
11/99         9986.45          9986.45                 10038.24         10038.27
12/99         9938.36          9938.36                  9986.04          9987.08
1/00          9872.38          9872.38                  9945.10          9933.65
2/00          9953.00          9953.00                 10023.66         10013.12
3/00         10096.23          9997.31                 10218.12         10213.38


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                          SINCE
                        INCEPTION
                        --------
GE Tax-Exempt              0.96%
GE Tax-Exempt w/load      (0.03%)
(maximum load)             1.00%
LBMI                       2.18%
LB GO Muni Bond            2.13%


                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
               GE TAX-EXEMPT          LB GO MUNI BOND         LBMI
9/26/97              10000.00          10000.00               10000.00
12/97                10175.00          10254.73               10258.81
3/98                 10291.00          10367.49               10364.39
6/98                 10441.00          10528.43               10521.39
9/98                 10744.00          10902.46               10881.35
12/98                10783.15          10974.55               10952.20
3/99                 10838.44          11026.67               11014.18
6/99                 10604.48          10768.28               10762.63
9/99                 10596.54          10842.48               10831.36
3/00                 10747.06          11073.83               11067.61


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                 SIX     ONE    SINCE
               MONTHS   YEAR  INCEPTION
               ------  ------ --------
GE Tax-Exempt   1.42%  (0.84%)  2.91%
LBMI            2.18%   0.49%   4.12%
LB GO Muni Bond 2.13%   0.43%   4.14%

  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GE TAX-EXEMPT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                               GE TAX-EXEMPT FUND
                               [PIE CHART OMITTED]
                                 UTILITIES 31.1%
                              TRANSPORTATION 17.1%
                               WATER & SEWER 13.5%
                                  HOUSING 8.9%
                                  HOSPITAL 8.8%
                             GENERAL OBLIGATION 8.2%
                                 EDUCATION 6.2%
                             LEASE & SALES TAX 5.4%
                                CASH & OTHER 0.8%


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
--------------------------------------------------------------------------------
ARKANSAS -- 1.6%

Arkansas Housing Development
   Agency Rev. - Housing
   8.375%   07/01/11 .............. $315,000    $   397,483(i)

CALIFORNIA -- 5.8%

Sacramento California Utility
   Rev. - Electric Utility
9.00%       04/01/13 ..............  840,000      1,072,319(i)
San Diego California Hospital
   Rev. - Health
8.875%      02/01/11 ..............  275,000        326,950(i)
                                                  1,399,269

COLORADO -- 2.8%

Colorado Springs Colorado Utility
    Rev. - Electric Utility
8.50%       11/15/11 ..............  100,000        121,563(i)
Denver Colorado City & County,
   Housing Finance Authority -
   Housing
7.00%       08/01/10 ..............  510,000        556,293(i)
                                                    677,856

CONNECTICUT -- 7.3%

Connecticut State Health &
   Educational Fac. Auth.
   Rev. - Health
5.50%       07/01/12 ..............  500,000        509,745(k)
7.00%       07/01/12 ..............  765,000        835,724(i)
Connecticut State Housing
   Finance Auth. Rev. - Housing
6.05%       05/15/14 ..............  410,000        413,026
                                                  1,758,495

FLORIDA -- 2.2%

Florida State Broward County G.O.
10.00%      07/01/14 ..............  235,000        332,682


                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
Gainesville Florida Utilities
   Systems Rev. - Electric Utility
8.125%      10/01/14 .............$  175,000    $   202,610(i)
                                                    535,292

GEORGIA -- 3.8%

Clarke County Georgia Hospital
   Auth. Rev. - Health
9.875%      01/01/06 .............    80,000         94,889(i,k)
Columbus Georgia Medical Center
   Hospital Auth. Rev. - Health
7.75%       07/01/10 .............   305,000        347,728(i)
Metropolitan Rapid Transportation
   Auth. - Transportation
7.00%       07/01/11 .............   420,000        480,299(i)
                                                    922,916

IDAHO -- 3.5%

Idaho Falls Idaho Electric
   Rev. - Electric Utility
   10.375%  04/01/07 .............   640,000        839,181(j)

ILLINOIS -- 0.2%

Chicago Illinois Motor Fuel
   Tax Rev. - Sales Tax
6.50%       01/01/01 .............    20,000         20,341(j,k)
Chicago Illinois Wastewater
   Treatment Rev. - Water & Sewer
6.30%       01/01/03 .............    20,000         21,131(j,k)
                                                     41,472

INDIANA -- 3.5%

Indiana State Toll Road Commission
   Rev. - Transportation
9.00%       01/01/15 .............   485,000        654,022(i)
Purdue University Rev. - Education
5.25%       07/01/11 .............   200,000        200,404
                                                    854,426

IOWA -- 5.0%

Muscatine Iowa Electric Rev. -
   Electric Utility
9.70%       01/01/13 .............   935,000      1,211,779(i)

MASSACHUSETTS -- 13.1%

Massachusetts State G.O.
6.75%       08/01/09 .............    90,000         94,199(k)
5.25%       08/01/15 .............   750,000        731,820
Massachusetts State Port
   Auth. Rev. - Trans.
13.00%      07/01/13 ............. 1,035,000      1,593,890(i)
5.50%       07/01/17 .............   750,000        746,212
                                                  3,166,121

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE TAX-EXEMPT FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)





                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

MICHIGAN -- 3.0%

Michigan State Hospital Finance
   Auth. Rev. - Health
9.00%       05/01/08 ............ $  595,000    $   715,160(i)

MISSISSIPPI -- 2.6%

Mississippi State G.O.
6.20%       02/01/08 ............    580,000        619,260(i)

MISSOURI -- 0.1%

Lees Summit Missouri Water &
   Sewer Rev. - Water & Sewer
10.00%      07/01/14 ............     20,000         20,286(j,k)

NEW JERSEY -- 4.8%

Atlantic City New Jersey
   Improvement Auth. Rev. -
   Lease Rev.
7.40%       03/01/12 ............    325,000        374,078(k)
Atlantic County New Jersey
   Improvement Auth. -
   Lease Rev.
7.40%       07/01/16 ............    175,000        207,097(i,k)
Delaware River Port Authority
6.50%       01/15/11 ............    300,000        302,214(i)
New Jersey State Tpke. Auth.
   Rev. - Trans.
6.50%       01/01/16 ............    250,000        278,530(k)
                                                  1,161,919

NEW YORK -- 7.2%

Erie County New York Water Auth.
   Rev. - Water & Sewer
6.00%       12/01/08 ............    400,000        418,584(i,k)
Long Island Power Authority
   New York Electric System -
   Electric Utility
5.75%       12/01/24 ............    200,000        194,212
New York State Dormitory Auth.
   Rev. - Education
7.50%       05/15/11 ............    165,000        188,849
5.20%       02/15/16 ............    200,000        183,618
7.375%      07/01/16 ............    640,000        744,038(i)
                                                  1,729,301

NORTH CAROLINA -- 6.2%

North Carolina Municipal Power
   Rev. - Electric Utility
10.50%      01/01/10 ............  1,175,000      1,493,777(i)

OHIO -- 2.0%

Columbus Ohio G.O.
6.00%       07/01/02 ............     50,000         52,319(j)
Ohio State Water Development
   Auth. Rev. - Water & Sewer
7.00%       12/01/09 ............    385,000        424,986(i,k)
                                                    477,305






                                    PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------------------------

PENNSYLVANIA -- 10.1%

Allegheny County Pennsylvania
   Hospital Development Rev. -
   Health
7.375%      07/01/12 ............ $  370,000     $  420,357(i)
Philadelphia Pennsylvania School
   District (Series A) - Education
5.25%       04/01/16 ............    250,000        241,215(k)
Philadelphia Pennsylvania Water
   & Wastewater Rev. -
   Water & Sewer
6.25%       08/01/12 ............    250,000        273,777(k)
Pittsburgh Pennsylvania Water &
   Sewer Rev. - Water & Sewer
7.25%       09/01/14 ............  1,055,000      1,205,907(i)
Pittsburgh Pennsylvania Water &
   Sewer Systems Rev. -
   Water & Sewer
6.00%       09/01/16 ............    290,000        306,658(i,k)
                                                  2,447,914

TEXAS -- 9.1%

Houston Texas Sewer Systems
   Rev. - Water & Sewer
9.375%      10/01/13 ............  1,665,000      2,203,911(i,k)

WASHINGTON -- 0.1%

Snohomish County Washington
   Public Utility Rev. - Electric Utility
6.375%      01/01/05 ............     20,000         21,161(i)

WYOMING -- 0.4%

Lincoln County Wyoming Pollution
   Control Rev. (Series A) - Energy
4.75%       11/01/14 ............    100,000        100,000

PUERTO RICO -- 3.3%

Puerto Rico Commonwealth
   Aquaduct & Sewer Rev. -
   Water & Sewer
10.25%      07/01/09 ............    640,000        801,728(i)

TOTAL INVESTMENTS IN SECURITIES
   (COST $24,132,741) ...........                23,596,012


                                       NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $91,429) ...............     91,429         91,429

OTHER ASSETS AND LIABILITIES,
   NET 1.9% .....................                   446,672
                                                -----------

NET ASSETS-- 100% ...............               $24,134,113
                                                ===========

----------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH YIELD FUND

Q&A

ROBERT E. ANGEVINE (PICTURED ON THE LEFT), THOMAS L. BENNETT AND STEPHEN F. ESSER (PICTURED ON THE RIGHT) OF MILLER ANDERSON & SHERRERD, LLP ("MAS") ARE CO-PORTFOLIO MANAGERS OF THE GE HIGH YIELD FUND. MAS, WITH $75 BILLION IN ASSETS UNDER MANAGEMENT, IS A WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY DEAN WITTER & CO. AND THE FUND'S SUB-ADVISOR. MR. ANGEVINE, A PRINCIPAL AT MAS, HAS MORE THAN 18 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1988. PRIOR TO JOINING MAS IN 1996, MR. ANGEVINE WAS EMPLOYED BY MORGAN STANLEY & CO. INC. PAST POSITIONS INCLUDE MANAGING DIRECTOR AT PRUDENTIAL INSURANCE, TREASURY ANALYST AT SCHERING-PLOUGH CORP., AND EUROPEAN AMERICAN BANK. HE HOLDS A B.A. IN ECONOMICS FROM LAFAYETTE COLLEGE AND A M.B.A. FROM FAIRLEIGH DICKINSON UNIVERSITY. MR. BENNETT, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 19 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1984, MR. BENNETT SERVED AS PORTFOLIO MANAGER AT E.I. DU PONT DE NEMOURS & CO. MR. BENNETT IS A CHARTERED FINANCIAL ANALYST AND A TRUSTEE FOR THE HAVERFORD SCHOOL. HE HOLDS A B.S. IN CHEMISTRY AND A M.B.A. FROM THE UNIVERSITY OF CINCINNATI.

MR. ESSER, A MANAGING DIRECTOR OF MAS, HAS MORE THAN 13 YEARS OF INVESTMENT EXPERIENCE AND HAS BEEN MANAGING HIGH YIELD BOND PORTFOLIOS SINCE 1989. PRIOR TO JOINING MAS IN 1988, MR. ESSER SERVED AS ASSISTANT VICE PRESIDENT, FIXED INCOME GROUP AT KIDDER, PEABODY & CO. AND AS CREDIT ANALYST AT FIRST NATIONAL BANK OF MARYLAND. MR. ESSER IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. (SUMMA CUM LAUDE) FROM THE UNIVERSITY OF DELAWARE.

Q. HOW DID THE GE HIGH YIELD FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The GE High Yield Fund had a return of 2.38% (Class A) for the six-months ended March 31, 2000. The CS First Boston High Yield Index returned 0.99% and the Lipper Average returned 1.09% for the same period.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Our exposure to non-U.S. issues, particularly emerging markets debt, had the largest positive impact on our results. Emerging markets debt continued to be the best performing fixed income asset class in the first quarter led by Mexico's upgrade to investment grade status by Moody's. Our Mexican corporate bonds performed very well as did our positions in Indah Kiat Pulp and Paper, which was upgraded by Moody's to B3. Our portfolios quality ratings were higher than the benchmark which also benefited returns as BB securities outperformed lower rated bonds during the quarter. Our overweight position in the telecommunication sectors also increased returns as these sectors continued to perform better than the overall high yield market. An underweight allocation to the energy sector detracted from returns as this sector continued to do well due to high oil prices.


Q.  WHAT SECTORS HAVE YOU LIKED?

A. We are overweight in the telecommunication sector. This sector has tremendous growth opportunities and we are selectively picking companies that are well positioned to take advantage of this growth. Also, we find very good opportunities in non-U.S. Issues including European high yield and emerging markets debt.


Q.  WHAT INVESTMENTS STAND OUT?

A. Our Mexican corporate positions including TV Azteca, Grupo Iusacell and Satelites Mexicanos have all performed very well. Mexico was upgraded to investment grade by Moody's and this pulled all Mexican corporate bonds higher. Also, Indah Kiat, an Indonesian paper company, was upgraded by Moody's to B3 and the bonds moved higher in price to reflect the upgrade.


Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. The High Yield market is trading at spread levels only surpassed during the Russian crisis in 1998 and during the last U.S. recession in the early 1990's. This has occurred at the same time that the global economies continue to expand and the default rate has stabilized. We feel that patience will be rewarded in the current environment and the high yield market will have better returns in the months ahead once the supply/demand situation improves. We have positioned the Fund to take advantage of the current environment.


[PHOTO OF ROBERT ANGEVINE AND STEPHEN F. ESSER OMITTED]

                                                              GE HIGH YIELD FUND

--------------------------------------------------------------------------------
                        QUALITY RATINGS AT MARCH 31, 2000
--------------------------------------------------------------------------------

Moody's/                      Percent of
S&P Ratings**                 Net Assets
--------------------------------------------------------------------------------
AAA                              6.12%
--------------------------------------------------------------------------------
BBB                              4.15%
--------------------------------------------------------------------------------
BB                              23.48%
--------------------------------------------------------------------------------
B                               57.43%
--------------------------------------------------------------------------------
CCC/CC                           2.92%
--------------------------------------------------------------------------------
NR                               2.74%
--------------------------------------------------------------------------------
Other                            3.16%
--------------------------------------------------------------------------------
                               100.00%

** MOODY'S INVESTORS SERVICES, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED
   STATISTICAL RATING ORGANIZATIONS.




                               INVESTMENT PROFILE
  A mutual fund designed for investors who seek above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities (including bonds rated below investment grade).

                         * LIPPER PERFORMANCE COMPARISON
                          HIGH YIELD TAXABLE PEER GROUP
                  BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE
                              PERIODS ENDED 3/31/00


                                        Six Months  One Year
                                        ---------- ----------
   Number of Funds in peer group:           366       349

   Peer group average annual total return: 1.09%     0.06%

   Lipper categories in peer group:   HIGH YIELD TAXABLE

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+
                              [LINE GRAPH OMITTED]

        GE HIGH YIELD FUND GE HIGH YIELD FUND W/LOAD   SALOMON HIGH YIELD    CS FIRST BOSTON HIGH YIELD
12/31/98     10000.00             9575.00                 10000.00              10000.00
1/99         10058.16             9630.69                 10149.80              10106.00
2/99         10012.08             9586.57                 10064.54              10092.86
3/99         10188.53             9755.52                 10149.59              10190.76
4/99         10371.84             9931.04                 10362.12              10392.54
5/99         10087.45             9658.74                 10199.43              10284.46
6/99         10100.18             9670.93                 10177.00              10281.37
7/99         10097.44             9668.3                  10199.38              10293.71
8/99         10039.37             9612.7                  10078.01              10213.42
9/99         10053.27             9629.57                  9928.86              10153.16
10/99        10121.73             9695.15                  9933.41              10116.61
11/99        10316.40             9881.61                 10089.36              10252.17
12/99        10435.42             9995.61                 10174.11              10387.50
1/00         10353.71             9917.34                 10089.67              10340.76
2/00         10440.10            10000.10                 10113.88              10407.97
3/00         10292.04             9858.27                  9908.57              10253.93

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SIX     ONE     SINCE
                           MONTHS  YEAR   INCEPTION
                           ------  ------ --------
GE High Yield Fund          2.38%   1.02%   2.33%
GE High Yield Fund
  w/load                   (1.95%) (3.32%) (1.13%)
(maximum load-4.25%)
CS First Boston High Yield  0.99%   0.62%   2.03%
Salomon High Yield         (0.93%) (2.37%) (0.73%)


                                 CLASS B SHARES
                              [LINE GRAPH OMITTED]

        GE HIGH YIELD FUND GE HIGH YIELD FUND W/LOAD   SALOMON HIGH YIELD    CS FIRST BOSTON HIGH YIELD
12/31/98      10000.00             10000.00                     10000.00              10000.00
1/99          10052.40             10052.40                     10149.80              10106.00
2/99          10000.51             10000.51                     10064.54              10092.86
3/99          10170.37             10170.37                     10149.59              10190.76
4/99          10357.18             10357.18                     10362.12              10392.54
5/99          10066.96             10066.96                     10199.43              10284.46
6/99          10073.53             10073.53                     10177.00              10281.37
7/99          10064.55             10064.55                     10199.38              10293.71
8/99           9989.60              9989.60                     10078.01              10213.42
9/99           9997.31              9997.31                      9928.86              10153.16
10/99         10059.09             10059.09                      9933.41              10116.61
11/99         10246.52             10246.52                     10089.36              10252.17
12/99         10358.14             10358.14                     10174.11              10387.50
1/00          10281.12             10281.12                     10089.67              10340.76
2/00          10350.12             10350.12                     10113.88              10407.97
3/00          10197.03              9916.23                      9908.57              10253.93

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                             SIX     ONE     SINCE
                            MONTHS   YEAR  INCEPTION
                            ------  ------ ---------
GE High Yield Fund           2.00%   0.26%   1.57%
GE High Yield Fund
  w/load                    (0.95%) (2.54%) (0.67%)
(maximum load)               3.00%   3.00%   3.00%
CS First Boston High Yield   0.99%   0.62%   2.03%
Salomon High Yield          (0.93%) (2.37%) (0.73%)




                                 CLASS C SHARES
                              [LINE GRAPH OMITTED]

        GE HIGH YIELD FUND GE HIGH YIELD FUND W/LOAD   SALOMON HIGH YIELD    CS FIRST BOSTON HIGH YIELD
10/1/99     10000.00            10000.00                10000.00                        10000.00
10/99       10061.90            10061.90                 9932.00                         9964.00
11/99       10249.16            10249.16                10087.93                        10097.52
12/99       10371.49            10371.49                10172.67                        10230.8
01/00       10283.70            10283.70                10088.24                        10184.77
02/00       10363.03            10363.03                10112.45                        10250.97
03/00       10198.54            10100.32                 9907.17                        10099.25

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SINCE
                          INCEPTION
                           -------
GE High Yield Fund          1.99%
GE High Yield Fund
  w/load                    1.00%
(maximum load-4.25%)        1.00%
CS First Boston High Yield  0.99%
Salomon High Yield         (0.93%)

                                 CLASS Y SHARES
                              [LINE GRAPH OMITTED]
         GE HIGH YIELD FUND     SALOMON HIGH YIELD   CS FIRST BOSTON HIGH YIELD
12/31/98     10000.00              10000.00                    10000.00
1/99         10060.13              10149.80                    10106.00
2/99         10015.94              10064.54                    10092.86
3/99         10194.62              10149.59                    10190.76
4/99         10390.34              10362.12                    10392.54
5/99         10107.88              10199.43                    10284.46
6/99         10122.75              10177.00                    10281.37
7/99         10122.31              10199.38                    10293.71
8/99         10055.40              10078.01                    10213.42
9/99         10071.41               9928.86                    10153.16
10/99        10142.30               9933.41                    10116.61
11/99        10339.45              10089.36                    10252.17
12/99        10460.96              10174.11                    10387.50
1/00         10392.06              10089.67                    10340.76
2/00         10469.92              10113.88                    10407.97
3/00         10323.74               9908.57                    10253.93

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                            SIX     ONE     SINCE
                           MONTHS   YEAR  INCEPTION
                           ------   ----- ---------
GE High Yield Fund          2.51%   1.27%   2.58%
CS First Boston High Yield  0.99%   0.62%   2.03%
Salomon High Yield         (0.93%) (2.37%) (0.73%)


  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GE HIGH-YIELD FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

                               GE HIGH YIELD FUND
                               [PIE CHART OMITTED]
                              COMMUNICATIONS 29.2%
                      SOVEREIGN AND EMERGING MARKETS 13.0%
                                 CONSUMER 13.1%
                                INDUSTRIAL 11.7%
                               CASH & OTHER 10.1%
                                 HEALTHCARE 6.9%
                                   RETAIL 3.4%
                                   CABLE 3.2%
                                   ENERGY 2.8%
                              BASIC MATERIALS 2.8%
                                REAL ESTATE 0.6%
                                 UTILITIES 1.4%
                                 AUTOMOTIVE 0.7%
                                 FINANCIAL 1.1%


                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.7%
--------------------------------------------------------------------------------

AUTOMOTIVE -- 0.7%

Tenneco Automotive Inc.
11.625%     10/15/09
      (COST $237,791) ............  $235,000   $    230,300

CABLE -- 3.2%

CSC Holdings Inc.
7.25%       07/15/08 .............   260,000        243,095
NTL Inc. (Series B)
10.75%      04/01/08 .............   425,000        446,584(d)
Rogers Cablesystems Ltd.
10.125%     09/01/12 .............   320,000        334,400

TOTAL CABLE
   (COST $1,099,404) .............                1,024,079


CHEMICALS -- 0.7%

ISP Holdings Inc. (Series B)
9.00%       10/15/03
      (COST $241,555) ............   235,000        216,200

COMMUNICATIONS -- 29.2%

Adelphia Communications Corp.
8.375%      02/01/08 .............   125,000        111,250
7.75%       01/15/09 .............   400,000        340,000
9.375%      11/15/09 .............   650,000        609,375
AMSC Acquisition Co. Inc.
12.25%      04/01/08 .............   140,000        109,200
Cellco Finance N.V. Turkcell
12.75%      08/01/05 .............   110,000        115,500(b)
Centennial Cellular Corp.
10.75%      12/15/08 .............   250,000        251,250
Charter Communications Holdings
10.25%      01/15/10 .............   475,000        457,781(b)
Dolphin Telecom PLC
19.53%      05/15/09 .............   425,000        163,625(d)
EchoStar DBS Corp.
9.375%      02/01/09 .............   290,000        281,300





                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Esprit Telecom Group PLC
11.00%      06/15/08 .............  $550,000    $   249,078
Global Crossings Holdings Ltd.
9.625%      05/15/08 .............   605,000        583,825
Globalstar LP/Capital
11.375%     02/15/04 .............   260,000         91,000
Globix Corp.
12.50%      02/01/10 .............   180,000        165,600(b)
GT Group Telecom Inc.
12.95%      02/01/10 .............   235,000        129,250(b,d)
Hermes Europe Railtel BV
11.50%      08/15/07 .............   195,000        183,300
Hyperion Telecommunications
   Inc. (Series B)
10.99%      04/15/03 .............   230,000        209,875(d)
Intermedia Communications Inc.
11.25%      07/15/07 .............   200,000        156,000
8.60%       06/01/08 .............   500,000        441,250
Iridium LLC/Capital Corp.
   (Series A)
13.00%      07/15/05 .............   225,000          4,500(n)
Metromedia Fiber Network Inc.
10.00%      12/15/09 .............   200,000        189,116
Nextel Communications Inc.
11.63%      09/15/07 .............   175,000        127,750(d)
11.60%      02/15/08 ............. 1,125,000        765,000(d)
Nextlink Communications Inc.
10.75%      11/15/08 .............   325,000        312,812
Primus Telecommunications
   Group
11.25%      01/15/09 .............   300,000        276,375
PSINet Inc. (Series B)
10.00%      02/15/05 .............   150,000        142,500
11.00%      08/01/09 .............   175,000        170,625
PTC International
   Finance II S.A.
11.25%      12/01/09 .............   150,000        153,328
RCN Corp. (Series B)
12.96%      10/15/07 .............   510,000        326,400(d)
Rhythms Netconnections
18.34%      05/15/08 .............   375,000        183,750(d)
14.00%      02/15/10 .............    50,000         44,500(b)
RSL Communications PLC
9.125%      03/01/08 .............   250,000        198,750
15.20%      03/01/08 .............   500,000        270,000(d)
12.00%      11/01/08 .............   275,000        251,625
Tele1 Europe BV
13.00%      05/15/09 .............   155,000        158,068
Tele1 Europe Holding AB ADR ......     2,912         53,328(a)
Viatel Inc.
15.27%      04/15/08 .............   325,000        188,500(d)
Voicestream Wire Co.
10.375%     11/15/09 .............    65,000         65,000(b)
Wam Net Inc. (Series A)
21.43%      03/01/05 .............   250,000        140,000(d)
Winstar Communications Inc.
14.75%      04/15/10 .............   850,000        396,312(b)
XM Satellite Radio Inc. (Class A)
14.00%      03/15/10 .............   150,000        144,375

TOTAL COMMUNICATIONS
   (COST $9,885,568) .............                9,211,073


--------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH-YIELD FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)



                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

ENERGY -- 2.8%

CMS Energy Corp.
7.50%       01/15/09 .............. $355,000    $   312,686(h)
Husky Oil Ltd.
8.90%       08/15/28 ..............  115,000        108,388
Synder Oil Corp.
8.75%       06/15/07 ..............  225,000        218,250
Vintage Petroleum Inc.
8.625%      02/01/09 ..............   35,000         32,900
9.75%       06/30/09 ..............  195,000        195,487

TOTAL ENERGY
   (COST $904,913) ................                 867,711


FINANCIAL -- 1.1%

Golden State Holdings
7.125%      08/01/05
   (COST $335,927) ................  375,000        332,773

FOOD AND BEVERAGES -- 0.9%

Smithfield Foods Inc.
7.625%      02/15/08
   (COST $308,091) ................  325,000        282,750

GAMING -- 6.6%

Harrahs Operating Co. Inc.
7.875%      12/15/05 ..............  550,000        507,375(h)
Horseshoe Gaming Holding
8.625%      05/15/09 ..............  300,000        274,500
International Game Technology
8.375%      05/15/09 ..............  420,000        382,504
Park Place Entertainment Corp.
7.875%      12/15/05 ..............  180,000        165,600
8.50%       11/15/06 ..............  225,000        218,250
Station Casinos Inc.
10.125%     03/15/06 ..............  400,000        402,000
8.875%      12/01/08 ..............  125,000        116,250

TOTAL GAMING
   (COST $2,198,575) ..............               2,066,479


GENERAL INDUSTRIAL -- 10.6%

Applied Power Inc.
8.75%       04/01/09 ..............  100,000        102,250
Axia Inc.
10.75%      07/15/08 ..............  200,000        154,000(h)
Hayes Lemmerz International Inc.
8.25%       12/15/08 ..............  525,000        442,312
Huntsman ICI Chemicals LLC
10.125%     07/01/09 ..............  125,000        124,182
10.125%     07/01/09 ..............  230,000        221,950(b)
Lyondell Chemical Co. (Series A)
9.625%      05/01/07 ..............  225,000        213,750
National Steel Corp. (Series A)
9.875%      03/01/09 ..............  210,000        205,800
Norcal Waste Systems Inc.
13.50%      11/15/05 ..............  295,000        306,800
Nortek Inc. (Series B)
8.875%      08/01/08 ..............  490,000        442,225
Sequa Corp.
9.00%       08/01/09 ..............  135,000        124,875





                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
Stater Brothers Holdings Inc.
10.75%      08/15/06 .............. $170,000    $   170,000
Tembec Industries Inc.
8.625%      06/30/09 ..............   95,000         90,488
USA Waste Services Inc.
7.125%      10/01/07 ..............  375,000        327,463
7.125%      12/15/17 ..............   50,000         39,836
Waste Management Inc.
6.875%      05/15/00 ..............   75,000         63,117
7.00%       10/15/06 ..............  250,000        220,296
7.65%       03/15/11 ..............  120,000        104,492

TOTAL GENERAL INDUSTRIAL
   (COST $3,555,166) ..............               3,353,836


HEALTHCARE -- 6.9%

Columbia/HCA Healthcare
6.91%       06/15/05 ..............  875,000        795,821(h)
7.00%       07/01/07 ..............  115,000        102,200
7.58%       09/15/25 ..............  100,000         81,928
Fresenius Medical Capital Trust II
9.00%       12/01/06 ..............  300,000        282,000
7.875%      02/01/08 ..............  165,000        146,850
Tenet Healthcare Corp.
8.625%      01/15/07 ..............  810,000        765,450

TOTAL HEALTHCARE
   (COST $2,310,936) ..............               2,174,249


HOTELS/LODGING/RESTAURANTS -- 2.8%

Hilton Hotels Corp.
7.95%       04/15/07 ..............  255,000        235,897
HMH Properties (Series A)
7.875%      08/01/05 ..............  525,000        464,625(h)
Host Marriott Travel Plazas
   Inc. (Series B)
9.50%       05/15/05 ..............  175,000        179,813

TOTAL HOTELS/LODGING/RESTAURANTS
   (COST $941,981) ................                 880,335


MEDIA AND ENTERTAINMENT -- 2.8%

Chancellor Media Corp.
9.00%       10/01/08
   (COST $916,202) ................  875,000        879,375(h)

METALS -- 2.1%

Algoma Steel Inc.
12.375%     07/15/05 ..............  110,000        106,150
Impress Metal Packaging Holdings
9.875%      05/29/07 ..............  365,000        174,232
Murrin Murrin Holdings Ltd.
9.375%      08/31/07 ..............  425,000        374,000

TOTAL METALS
   (COST $699,851) ................                 654,382


----------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH-YIELD FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
PACKAGING -- 1.1%

Norampac Inc.
9.50%       02/01/08 .............  $210,000    $   205,800
South Dakota Warren Co.
14.00%      12/15/06 .............   130,000        143,325

TOTAL PACKAGING
   (COST $362,485) ...............                  349,125


REAL ESTATE / BUILDING -- 0.6%

D.R. Horton Inc.
8.00%       02/01/09
      (COST $219,184) ............   220,000        182,050

RETAIL -- 3.4%

Dillon Read Structured
   Finance (Class A)
6.66%       08/15/10 .............   244,342        209,297
DR Structured Finance Corp.
8.375%      08/15/15 .............   200,000        173,376
HMV Media Group PLC
10.25%      05/15/08 .............   400,000        304,000
Musicland Group Inc.
9.00%       06/15/03 .............   300,000        261,000
9.875%      03/15/08 .............   150,000        123,000

TOTAL RETAIL
   (COST $1,267,976) .............                1,070,673


SOVEREIGN AND EMERGING MARKETS -- 13.0%

Bayan Telecommunications
13.50%      07/15/06 .............   250,000        211,250(b)
CTI Holdings S.A.
12.91%      04/15/08 .............   400,000        260,000(d)
Federal Republic of Brazil
12.75%      01/15/20 .............   190,000        188,420
Glencore Nickel Property Ltd.
9.00%       12/01/14 .............    60,000         51,000
Grupo Elektra S.A de CV
12.00%      04/01/08 .............   155,000        150,738(b)
Indah Kiat Finance Mauritius
10.00%      07/01/07 .............   575,000        411,125
Maxcom Telecomunicaciones
13.75%      04/01/07 .............   225,000        230,063(b)
Multicanal S.A. (Series E)
13.125%     04/15/09 .............   220,000        232,408
Netia Holdings II BV
13.50%      06/15/09 .............   175,000        174,693
Nuevo Grupo Iusacell S.A.
14.25%      12/01/06 .............   210,000        230,475(b)
Occidente Y Caribe Celular S.A.
   (Series B)
24.58%      03/15/04 .............   275,000        173,250(d)
Pacifica Papers Inc.
10.00%      03/15/09 .............   295,000        289,837
Republic of Columbia
9.75%       04/23/09 .............   135,000        119,969
Republic of Philippines
10.625%     03/16/25 .............   155,000        154,377
Satelites Mexicanos S.A. de CV
10.125%     11/01/04 .............   150,000        123,000
Telewest Communications PLC
11.78%      04/15/09 .............   450,000        420,016(d)


                                      PRINCIPAL
                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
TV Azteca S.A. (Series B)
10.50%      02/15/07 .............  $325,000   $    312,000
United Pan-Europe
   Communications NV
10.875%     08/01/09 .............   375,000        352,500

TOTAL SOVEREIGN AND EMERGING MARKETS
   (COST $3,953,125) .............                4,085,121


TECHNOLOGY -- 0.8%

Hyundai Semiconductor
8.25%       05/15/04 .............   100,000         91,590(b)
8.625%      05/15/07 .............   150,000        134,872(b)
Republic Tech/RTI Capital
13.75%      07/15/09 .............   100,000         25,000(b)
Republic Technologies
   International LLC
13.75%      07/15/09 .............    35,000          8,750

TOTAL TECHNOLOGY
   (COST $314,341) ...............                  260,212

UTILITIES -- 1.4%

AES Corp.
8.50%       11/01/07 .............   325,000        283,562
Paiton Energy Funding BV
9.34%       02/15/14 .............   350,000         70,875(b)
Ras Laffan Liquefied Natural Gas
8.294%      03/15/14 .............   100,000         96,469(b)

TOTAL UTILITIES
   (COST $482,285) ...............                  450,906

TOTAL CORPORATE BONDS AND NOTES
   (COST $30,235,356) ............               28,571,629

                                       NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.9%
--------------------------------------------------------------------------------
Concentric Network Corp.,
   (Series B), 13.50% ............       118        119,984(a)
Dobson Communications
   Corp., 13.00% .................       153        162,580
IXC Communications Inc.
   (Series B), 12.50% ............       265        280,693
Kmart Financing I, 7.75% .........     4,950        212,231
Nextel Communications Inc.
   (Series D), 13.00% ............        35         35,525
Paxson Communications
   Corp., 13.25% .................        11        115,396(a)

TOTAL PREFERRED STOCK
   (COST $829,523) ...............                  926,409

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                              GE HIGH-YIELD FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                                       NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------
Globalstar Telecom, 02/15/04 ........    900  $       3,150(a,b)
Occidente Y Caribe Celular S.A.,
   (Class D) 03/15/04 ............... 14,600         21,900(a,b)
Republic Technologies
   International Inc. 07/15/09 ......    135              1(a,b)
Wam Net Inc., 03/01/05 ..............  5,250          5,775(a,b)

TOTAL WARRANTS
   (COST $41,057) ...................                30,826

TOTAL INVESTMENTS IN SECURITIES
   (COST $31,105,936) ...............            29,528,864

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $2,036,304) ..............2,036,304      2,036,304

OTHER ASSETS AND LIABILITIES,
   NET (0.2)% .....................                 (67,995)


NET ASSETS-- 100% .................             $31,497,173
                                                ===========

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At March 31, 2000, the outstanding forward foreign currency contracts, which obligate the GE High Yield Fund to deliver currencies at a specified date, were as follows:

                                                U.S. $   UNREALIZED
                                    SETTLEMENT CURRENT  APPRECIATION/
        EXCHANGED FROM EXCHANGED TO    DATE     VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
PURCHASES
          EUR  50,000  USD $ 45,148 04/28/00 $  47,969 $   (179)
          GBP  40,000  USD $ 63,528 05/03/00 $  63,694 $    166
                                             --------- --------
                                             $ 111,663 $    (13)
                                             --------- --------
SALES
          EUR 175,000  USD $176,617 04/26/00 $ 167,868 $  8,749
          EUR  75,000  USD $ 75,718 04/26/00 $  71,943 $  3,775
          EUR 150,000  USD $149,190 04/28/00 $ 143,907 $  5,283
          EUR 370,000  USD $368,156 04/28/00 $ 354,971 $ 13,185
          EUR 190,000  USD $189,677 05/10/00 $ 182,431 $  7,246
          EUR 130,000  USD $126,152 05/10/00 $ 124,822 $  1,330
          EUR 310,000  USD $296,918 06/30/00 $ 298,698 $ (1,780)
          GBP 145,000  USD $228,738 05/02/00 $ 230,892 $ (2,154)
          GBP 310,000  USD $500,960 05/03/00 $ 493,633 $  7,327
          GBP 105,000  USD $165,653 05/03/00 $ 167,198 $ (1,545)
          GBP  35,000  USD $ 56,525 05/10/00 $  55,734 $    791
                                             ---------  -------
                                             $2,292,097 $42,207
                                             ---------  -------
NET UNREALIZED APPRECIATION                             $42,194
                                                        -------
                                                        -------

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                            GE MONEY MARKET FUND

                               INVESTMENT PROFILE
      Amutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

                         * LIPPER PERFORMANCE COMPARISON
                             MONEY MARKET PEER GROUP
       BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/00

                                             Six     One      Five
                                            Months   Year     Year
                                           ------- --------- --------
   Number of Funds in peer group:            368      351      233

   Peer group average annual total return:  2.50%    4.72%    4.93%

   Lipper categories in peer group:  MONEY MARKET

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
              GE MONEY MARKET FUND                  90 DAY T-BILL
2/22/93           10000.00                              10000.00
                  10000.00                              10000.00
                  10028.72                              10024.74
                  10094.88                              10099.91
9/93              10164.21                              10176.55
                  10236.25                              10255.35
                  10307.06                              10339.42
                  10392.39                              10443.81
9/94              10500.20                              10562.06
                  10627.61                              10702.77
                  10778.38                              10857.68
                  10928.54                              11011.20
9/95              11079.32                              11160.37
                  11227.98                              11308.52
                  11369.71                              11449.21
                  11509.01                              11594.04
9/96              11653.48                              11743.11
                  11800.27                              11890.81
                  11944.97                              12042.37
                  12096.32                              12195.67
9/97              12252.89                              12350.52
                  12412.02                              12508.93
                  12570.34                              12668.16
                  12730.09                              12825.77
9/98              12894.00                              12977.48
                  13048.79                              13120.03
                  13193.90                              13266.58
                  13338.95                              13418.61
9/99              13497.68                              13579.08
                  13674.89                              13753.90
3/00              13860.47                              13950.13

                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                  SIX  ONE   FIVE     SINCE
                MONTHS YEAR  YEAR   INCEPTION
                ------ ---- ------ -----------
GE Money Market 2.69%  5.05% 5.16%   4.70%
90 Day T-Bill   2.73%  5.15% 5.14%   4.80%

                                   FUND YIELD
--------------------------------------------------------------------------------
                       FUND      IBC MONEY FUND
                       ----      --------------
  7 day current         5.47%+        5.38%
  7 day effective       5.62%         5.53%


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.


  AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SEVEN DAY YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE
  CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT MARCH 31, 2000.


--------------------------------------------------------------------------------


ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE GE MONEY MARKET FUND (PLEASE REFER TO PAGE 56 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS).


Q. HOW DID THE GE MONEY MARKET FUND'S BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A. The 90-day U.S. Treasury Bill returned 2.73% while the average return for the 368 Money Market funds tracked by Lipper was 2.50%.


Q.  WHAT WERE THE KEY-DRIVERS OF FUND PERFORMANCE?

A. As the Federal Reserve continued raising short term interest rates during the period, performance was enhanced by keeping the average maturity relatively short. This allowed reinvestment at higher levels as interest rates rose.

                                                            GE MONEY MARKET FUND

                              SCHEDULE OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)


                              GE MONEY MARKET FUND

                               [PIE CHART OMITTED]

                             COMMERICAL PAPER 42.5%
                  YANKEE CERTIFICATES OF DEPOSITS & OTHER 29.1%
                             U.S. GOVERNMENTS 23.9%
                               TIME DEPOSITS 4.5%


                                    PRINCIPAL      AMORTIZED
                                       AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 101.0%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 23.9%

U.S. TREASURIES

U.S. Treasury Notes
6.25%       05/31/00 .......... $  2,630,000  $   2,632,751
5.875%      06/30/00 ..........    2,630,000      2,631,690
                                                  5,264,441

U.S. AGENCIES (D)

Federal Home Loan Bank
5.843%      04/12/00 ..........    5,500,000      5,490,614
6.138%      04/24/00 ..........    4,000,000      3,984,897
5.738%      05/05/00 ..........    5,630,000      5,600,808
                                                 15,076,319
Federal Home Loan Mortgage Corp.
6.065%      06/01/00 ..........   10,000,000      9,900,282
6.145%      06/08/00 ..........    9,500,000      9,393,051
                                                 19,293,333

Federal National Mortgage Assoc.
5.848%      04/10/00 ..........    5,200,000      5,192,733
5.713%      04/17/00 ..........    1,370,000      1,366,662
6.038%      06/01/00 ..........    9,000,000      8,910,711
                                                 15,470,106

TOTAL U.S. GOVERNMENTS
   (COST $55,104,199) .........                  55,104,199


COMMERCIAL PAPER -- 42.5%

Abbey National PLC
6.085%      07/06/00 ..........    9,250,000      9,099,903
Bank of America
5.91%       04/11/00 ..........    9,000,000      9,000,000
Citibank Capital Market
5.89%       04/24/00 ..........    9,000,000      8,966,132
Credit Suisse
5.85%       04/25/00 ..........    9,000,000      8,964,900


                                    PRINCIPAL      AMORTIZED
                                       AMOUNT           COST
--------------------------------------------------------------------------------
Deutsche Bank Fina
5.82%       04/06/00 ..........   $9,000,000  $   8,992,725
Goldman Sachs Group LP
5.90%       05/08/00 ..........    8,020,000      7,971,368
Halifax Building Society
5.87%       05/02/00 ..........    9,120,000      9,073,901
Merrill Lynch & Co. Inc.
5.91%       05/01/00 ..........    9,000,000      8,955,675
Morgan (J.P.) & Co. Inc.
5.88%       04/28/00 ..........    9,000,000      8,960,310
Morgan Stanley Group Inc.
5.90%       05/01/00 ..........    9,000,000      8,955,750
UBS Finance Delaware Inc.
6.25%       04/03/00 ..........    1,810,000      1,809,372
Wells Fargo & Co.
5.80%       04/03/00 ..........    7,260,000      7,257,661

TOTAL COMMERCIAL PAPER
   (COST $98,007,697) .........                  98,007,697


YANKEE CERTIFICATES OF DEPOSIT -- 30.1%

ABN AMRO
5.85%       04/04/00 ..........    9,000,000      9,000,000
Bank of Montreal
5.90%       04/28/00 ..........    9,000,000      9,000,000
Bank of Nova Scotia
6.18%       06/29/00 ..........    6,180,000      6,180,000
Bayerische Vereinsbank AG
5.99%       05/08/00 ..........    9,000,000      9,000,000
Canadian Imperial Bank
   of Commerce
6.03%       04/20/00 ..........    9,190,000      9,190,000
Dresdner Bank AG
6.02%       04/20/00 ..........    9,190,000      9,160,801
Societe Generale
6.00%       06/01/00 ..........    9,000,000      9,000,000
Toronto-Dominion Bank
5.91%       04/18/00 ..........    9,000,000      9,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $69,530,801) .........                  69,530,801


TIME DEPOSIT -- 4.5%

Royal Bank of Canada
6.281%      04/03/00
   (COST $10,500,000) .........   10,500,000     10,500,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $233,142,697) ........                 233,142,697


OTHER ASSETS AND LIABILITIES,
   NET (1.0)% .................                  (2,312,869)
                                               ------------

NET ASSETS-- 100% .............                $230,829,828
                                               ============

--------------
See Notes to Schedules of Investments and Financial Statements.

                                 NOTES TO PERFORMANCE MARCH 31, 2000 (UNAUDITED)

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the year ended September 30, 1999 and the year ended September 30, 1998, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, and GE Tax-Exempt Fund is limited to the period from the Merger Date to March 31, 2000.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") has agreed in writing to limit "Other Expenses" of each class of certain funds on an annualized basis through January 28, 2001. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), the Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Government Bond Index (LB Gov't) Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index (LBMI) and the Credit Suisse First Boston High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/Barra Value is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. This measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI World is a composite of 1,393 securities traded in 22 developed markets of the world. MSCI EAFE is a composite of 989 foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LB Gov't is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.


The GE Tax-Exempt Fund changed its benchmark index during the fiscal year-ended September 30, 1999 from the Lehman Brothers 10-Year General Obligation Municipal Bond Index, which is an index comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue being at least $50 million, to the LBMI.


The GE High Yield Fund changed its benchmark during the six-month period ended March 31, 2000 from the Salomon Smith Barney High Yield Market Index, which is an index comprised of below investment-grade corporate bonds issued in the United States, to the CS First Boston High Yield.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the funds' commencement of investment operations through March 31, 2000 and therefore are calculated from the month end nearest to the funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges. See Footnote 10 in the Notes to the Financial Statements.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. See Footnote 10 in the Notes to the Financial Statements. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

                    NOTES TO SCHEDULES OF INVESTMENTS MARCH 31, 2000 (UNAUDITED)

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, these securities amounted to $446,650; $650,320; $112,621; $1,429,709; $3,197,379; $5,194,866;
    $4,398,578; $557,911 and $2,868,051 or 0.5%, 0.8%, 0.7%, 4.5%, 1.5%, 3.3%,
    1.7%, 0.8%, and 9.1% of net assets for the Global Equity, International Equity, Europe Equity, Emerging Markets, Strategic Investment, Fixed Income, Government, Short-Term Government and High Yield Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At March 31, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.

(i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2000 (as a percentage of net assets) as follows:

                  FGIC              1.4%
                  MBIA              1.5%
                  AMBAC             6.9%

(l) All or a portion of security out on loan.

(m) Variable or floating rate security. The stated rate represents the rate at March 31, 2000

(n) At March 31, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(o) At March 31, 2000, GEAM has determined that this security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.


ABBREVIATIONS:

ADR        --  American Depository Receipt

AMBAC      --  AMBAC Indemnity Corporation

FGIC       --  Financial Guarantee Insurance Corporation

GDR        --  Global Depository Receipt

G.O.       --  General Obligation

MBIA       --  Municipal Bond Investors Assurance Corporation

Regd.      --  Registered

REMIC      --  Real Estate Mortgage Investment Conduit

SDR         -- Special Drawing Rights

STRIPS     --  Separate Trading of Registered Interest and Principal of Security

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                               GE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                           CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
--------------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --          --          --        --        1/5/93
Net asset value, beginning of period ...   $32.53      $27.82      $29.00      $23.02    $19.98      $16.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.08        0.18        0.27        0.30      0.36        0.37
  Net realized and unrealized
   gains (losses) on investments .......     4.29        7.26        1.22        8.19      3.30        3.86
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ...........................     4.37        7.44        1.49        8.49      3.66        4.23
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.14        0.23        0.24        0.32      0.35        0.29
  Net realized gains ...................     3.72        2.50        2.43        2.19      0.27        0.09
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     3.86        2.73        2.67        2.51      0.62        0.38
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $33.04      $32.53      $27.82      $29.00    $23.02      $19.98
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    14.13%      27.79%       5.62%      39.76%    18.70%      26.86%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $388,332   $311,958    $124,714     $97,886   $50,035     $26,007
  Ratios to average net assets:
   Net investment income (loss)* .......     0.50%       0.56%       0.92%       1.18%     1.66%       2.12%
   Net expenses* .......................     0.83%       0.81%       0.75%       0.75%     0.75%       0.75%
   Gross expenses* .....................     0.83%       0.83%       0.84%       0.93%     1.06%       1.19%
  Portfolio turnover rate ..............       26%         46%         29%         38%       49%         43%
--------------------------------------------------------------------------------------------------------------

                                                                   CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --         --           --      --          --      12/22/93
Net asset value, beginning of period ...     $31.58     $27.11      $28.35   $22.57     $19.71      $16.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........      (0.04)     (0.06)       0.05     0.11       0.19        0.21
  Net realized and unrealized
   gains (losses) on investments .......       4.16       7.08        1.20     8.03       3.25        3.84
------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ...........................       4.12       7.02        1.25     8.14       3.44        4.05
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................      --          0.05        0.06     0.17       0.31        0.28
  Net realized gains ...................       3.72       2.50        2.43     2.19       0.27        0.09
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................       3.72       2.55        2.49     2.36       0.58        0.37
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........     $31.98     $31.58      $27.11   $28.35     $22.57      $19.71
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................      13.71%     26.83%       4.80%   38.75%     17.78%      25.92%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)  $47,323     $36,921    $21,407   $14,380     $7,194    $1,563
  Ratios to average net assets:
   Net investment income (loss)* .......      (0.25%)    (0.19%)      0.17%    0.44%      0.90%       1.29%
   Net expenses* .......................       1.58%      1.56%       1.50%    1.50%      1.50%       1.50%
   Gross expenses* .....................       1.58%      1.58%       1.63%    1.88%      2.08%       3.50%
  Portfolio turnover rate ..............         26%        46%         29%      38%        49%         43%
------------------------------------------------------------------------------------------------------------

                                         CLASS C
                                       (LEVEL LOAD)                          CLASS Y(D)
                                        3/31/00(B) 3/31/00(B)   9/30/99(B) 9/30/98(B)  9/30/97(B) 9/30/96(B)  9/30/95
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99      --         --           --         --          --     11/29/93
Net asset value, beginning of period ...   $31.58  $32.48       $27.78       $28.99     $23.03      $19.98     $16.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.04)   0.12         0.26         0.34       0.37        0.40       0.38
  Net realized and unrealized
   gains (losses) on investments .......     4.15    4.27         7.25         1.21       8.19        3.31       3.88
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
     OPERATIONS ........................     4.11    4.39         7.51         1.55       8.56        3.71       4.26
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.21    0.23         0.31         0.33       0.41        0.39       0.35
  Net realized gains ...................     3.72    3.72         2.50         2.43       2.19        0.27       0.09
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     3.93    3.95         2.81         2.76       2.60        0.66       0.44
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $31.76  $32.92       $32.48       $27.78     $28.99      $23.03     $19.98
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    13.72%  14.25%       28.14%        5.86%     40.16%      18.97%     27.14%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $4,333  $392,990     $358,583    $281,071   $212,957     $144,470    $128,247
  Ratios to average net assets:
   Net investment income (loss)* .......    (0.29%)  0.74%        0.81%        1.16%      1.45%       1.90%      2.36%
   Net expenses* .......................     1.58%   0.58%        0.56%        0.50%      0.50%       0.50%      0.50%
   Gross expenses* .....................     1.58%   0.58%        0.58%        0.56%      0.52%       0.59%      0.71%
  Portfolio turnover rate ..............       26%     26%          46%          29%        38%         49%        43%

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE PREMIER GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                            CLASS A                                CLASS B
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B)  9/30/97(B) 3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --          --        12/31/96      --         --      --       12/31/96
Net asset value, beginning of period ...   $27.50      $20.44      $18.35       $15.00    $27.00     $20.20   $18.25      $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.04)      (0.08)       0.03        --        (0.15)     (0.27)   (0.12)      (0.09)
  Net realized and unrealized
   gains (losses) on investments .......     6.86        7.83        2.38         3.35      6.71       7.73     2.36        3.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................     6.82        7.75        2.41         3.35      6.56       7.46     2.24        3.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................    --           0.03        0.03        --        --         --       --          --
  Net realized gains ...................     1.15        0.66        0.29        --         1.15       0.66     0.29       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     1.15        0.69        0.32        --         1.15       0.66     0.29       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $33.17      $27.50      $20.44       $18.35    $32.41     $27.00   $20.20      $18.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    25.37%      38.54%      13.35%       22.33%    24.87%     37.53%   12.47%      21.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) $114,164    $67,311     $15,044      $7,287   $36,796     $15,501  $2,076       $447
  Ratios to average net assets:
   Net investment income (loss)* .......    (0.26%)     (0.29%)     0.17%       (0.03%)   (1.00%)    (1.03%)  (0.62%)     (0.76%)
   Net expenses* .......................     1.03%       1.10%      1.12%        1.15%     1.78%      1.84%    1.90%       1.90%
   Gross expenses* .....................     1.03%       1.10%      1.16%        1.62%     1.78%      1.84%    2.27%       9.30%
  Portfolio turnover rate ..............       11%         26%        35%          17%       11%        26%      35%         17%


                                         CLASS C (LEVEL LOAD)
                                               3/31/00(B)
-------------------------------------------------------------
INCEPTION DATE                                  9/30/99
Net asset value, beginning of period ....      $27.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........       (0.15)
  Net realized and unrealized
   gains (losses) on investments ........        6.71
-------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ...........................        6.56
-------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................       --
  Net realized gains ....................        1.15
-------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................       --
-------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........      $32.41
-------------------------------------------------------------
TOTAL RETURN (A) ........................       24.82%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)    $2,483
  Ratios to average net assets:
   Net investment income (loss)* ........      (1.01%)
   Net expenses* ........................       1.77%
   Gross expenses* ......................       1.77%
  Portfolio turnover rate ...............         11%


                                                                  CLASS Y(D)
                                            3/31/00(B)     9/30/99(B)      9/30/98(B)     9/30/97(B)
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --             --              --          12/31/96
Net asset value, beginning of period          $27.60          $20.50         $18.38          $15.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 --              (0.01)          0.09            0.04
  Net realized and unrealized
      gains (losses) on investments             6.89            7.84           2.37            3.34
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  6.89           7.83            2.46            3.38
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                        --               0.07           0.05           --
  Net realized gains                            1.15            0.66           0.29           --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             1.15            0.73           0.34           --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $33.34          $27.60         $20.50          $18.38
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                               25.49%          38.92%         13.65%          22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $24,145        $20,704          $7,580          $5,770
  Ratios to average net assets:
   Net investment income (loss)*               (0.01%)         (0.03%)         0.47%           0.31%
   Net expenses*                                0.78%           0.85%          0.88%           0.90%
   Gross expenses*                              0.78%           0.85%          0.89%           1.17%
  Portfolio turnover rate                         11%             26%            35%             17%

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                   GE VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                     CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E)  10/31/96 10/31/95
----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --           --         --        --          --    9/8/93
Net asset value, beginning of period ...   $12.18        $9.93     $13.58    $10.83       $8.95   $7.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.03         0.02       0.05      0.07        0.05    0.14
  Net realized and unrealized
   gains (losses) on investments .......     1.53         2.66       0.46      3.59        1.99    1.45
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ................     1.56         2.68       0.51      3.66        2.04    1.59
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................    --            0.03      --         0.04        0.09    0.15
  Net realized gains ...................     0.78         0.40       4.16      0.87        0.07   --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.78         0.43       4.16      0.91        0.16    0.15
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $12.96       $12.18      $9.93    $13.58      $10.83   $8.95
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    13.10%       27.34%      5.86%    36.18%      23.10%  21.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ......................  $36,773      $29,607     $14,276   $8,236      $5,833  $4,083
  Ratios to average net assets:
    Net investment income (loss)* ......     0.43%        0.18%      0.50%     0.63%       1.03%   1.71%
    Net expenses* ......................     1.06%        1.29%      1.31%     1.30%       1.35%   1.35%
    Gross expenses* ....................     1.06%        1.30%      1.33%     1.33%       1.73%   2.43%
  Portfolio turnover rate ..............       24%          31%        40%      131%        100%     27%
----------------------------------------------------------------------------------------------------------

                                                                CLASS B
                                         3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
---------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --         --         --         --     9/8/93
Net asset value, beginning of period ...   $11.94      $9.77      $13.48    $10.79     $8.93     $7.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.02)     (0.04)      --        (0.01)     0.04      0.07
  Net realized and unrealized
   gains (losses) on investments .......     1.50       2.61        0.45      3.57      1.93      1.45
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ................     1.48       2.57        0.45      3.56      1.97      1.52
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................    --        --           --        --         0.04      0.09
  Net realized gains ...................     0.78       0.40        4.16      0.87      0.07     --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.78       0.40        4.16      0.87      0.11      0.09
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $12.64     $11.94       $9.77    $13.48     $10.79     $8.93
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    12.67%     26.67%       5.32%    35.23%    22.30%    20.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ......................   $52,707     $51,369    $44,655   $46,035   $33,318   $14,450
  Ratios to average net assets:
    Net investment income (loss)* ......    (0.31%)    (0.32%)      0.00%    (0.12%)    0.23%     0.94%
    Net expenses* ......................     1.81%      1.81%       1.81%     2.05%     2.10%     2.10%
    Gross expenses* ....................     1.81%      1.82%       1.81%     2.07%     2.40%     3.18%
  Portfolio turnover rate ..............       24%        31%         40%      131%      100%       27%
---------------------------------------------------------------------------------------------------------


                                             CLASS C
                                          (LEVEL LOAD)                     CLASS Y(D)
                                           3/31/00(B)      3/31/00(B)      9/30/99(B)     9/30/98(B)
------------------------------------------------------------------------------------------------------
INCEPTION DATE                                9/30/99          --              --           1/5/98
Net asset value, beginning of period ....     $11.94          $12.74         $10.38          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............      (0.02)           0.04           0.08            0.08
  Net realized and unrealized
   gains (losses) on investments ........       1.51            1.62           2.76            0.30
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .................       1.49            1.66           2.84            0.38
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................      --              --              0.08           --
  Net realized gains ....................       0.78            0.78           0.40           --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................       0.78            0.78           0.48           --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........     $12.65          $13.62         $12.74          $10.38
------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ........................      12.76%          13.31%         27.85%           3.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $609         $3,316          $2,292          $1,580
  Ratios to average net assets:
    Net investment income (loss)* .......      (0.37%)          0.65%          0.68%           0.98%
    Net expenses* .......................       1.81%           0.81%          0.81%           0.81%
    Gross expenses* .....................       1.81%           0.81%          0.82%           0.81%
  Portfolio turnover rate ...............         24%             24%            31%             40%

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                  GE MID-CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                     CLASS A
                                        3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
---------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --          --         --        --    9/8/93
Net asset value, beginning of period ..     $9.42       $8.27      $17.61     $13.16    $11.38   $8.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ........     --          (0.04)      (0.04)     (0.07)    --       0.01
  Net realized and unrealized
   gains (losses) on investments ......      3.18        1.19       (1.86)      4.52      1.78    2.56
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..........................      3.18        1.15       (1.90)      4.45       1.78   2.57
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............     --          --          --         --        --      --
  Net realized gains ..................     --          --           7.37      --        --      --
  Return of capital ...................     --          --           0.07      --        --      --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................     --          --           7.44      --        --      --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........    $12.60       $9.42       $8.27     $17.61    $13.16  $11.38
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................     33.76%      13.91%     (16.11%)   33.81%    15.64%  29.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................   $20,591     $15,943     $10,134    $10,885    $8,222  $5,986
  Ratios to average net assets:
   Net investment income (loss)* ......      0.03%      (0.41%)    (0.35%)    (0.51%)    0.03%   0.10%
   Net expenses* ......................      1.15%       1.38%      1.40%      1.31%     1.35%   1.35%
   Gross expenses* ....................      1.26%       1.46%      1.45%      1.46%     1.70%   2.44%
  Portfolio turnover rate .............        10%         48%        13%       139%       41%     74%
---------------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                         3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
--------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --        --         --         --         --     9/8/93
Net asset value, beginning of period ..      $8.84     $7.80      $17.11    $12.87    $11.21     $8.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ........      (0.04)    (0.08)      (0.08)    (0.18)    (0.09)    (0.05)
  Net realized and unrealized
   gains (losses) on investments ......       2.98      1.12       (1.79)     4.42      1.75      2.52
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ..........................       2.94      1.04      (1.87)      4.24      1.66      2.47
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............      --        --          --        --        --        --
  Net realized gains ..................      --        --           7.40     --        --        --
  Return of capital ...................      --        --           0.04     --        --        --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      --        --           7.44     --        --        --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........     $11.78     $8.84       $7.80    $17.11    $12.87    $11.21
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................     33.26%    13.33%     (16.62%)   33.02%    14.81%    28.26%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .....................    $20,284   $18,073      $22,038   $32,280   $27,616  $14,311
  Ratios to average net assets:
   Net investment income (loss)* ......     (0.73%)   (0.91%)     (0.86%)   (1.26%)   (0.73%)   (0.66%)
   Net expenses* ......................      1.90%     1.90%       1.90%     2.06%     2.10%     2.10%
   Gross expenses* ....................      2.01%     1.97%       1.93%     2.21%     2.41%     3.19%
  Portfolio turnover rate .............        10%       48%         13%      139%       41%       74%
--------------------------------------------------------------------------------------------------------


                                             CLASS C
                                          (LEVEL LOAD)                      CLASS Y(D)
                                           3/31/00(B)       3/31/00(B)      9/30/99(B)     9/30/98(B)
------------------------------------------------------------------------------------------------------
INCEPTION DATE                               9/30/99          --              --           1/5/98
Net asset value, beginning of period ....      $8.84           $9.98          $8.71          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........      (0.04)           0.01           0.01            0.01
  Net realized and unrealized
   gains (losses) on investments ........       2.98            3.38           1.26           (1.30)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  2.94           3.39            1.27           (1.29)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................      --              --             --              --
  Net realized gains ....................      --              --             --              --
  Return of capital .....................      --              --             --              --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................      --              --             --              --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........     $11.78          $13.37          $9.98           $8.71
------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................      33.26%          33.97%         14.58%         (12.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $107             $4            $783            $471
  Ratios to average net assets:
    Net investment income (loss)* .......      (0.72%)          0.26%          0.09%           0.21%
    Net expenses* .......................       1.90%           0.90%          0.90%           0.89%
    Gross expenses* .....................       2.01%           1.01%          0.97%           0.89%
  Portfolio turnover rate ...............         10%             10%            48%             13%

------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE MID-CAP VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B    CLASS C (LEVEL LOAD)   CLASS Y(D)
                                              3/31/00(B) 9/30/99(B,C)   3/31/00(B) 9/30/99(B)   3/31/00(B)   3/31/00(B  9/30/99(B)
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --       12/31/98         --      12/31/98      9/30/99        --     12/31/98
Net asset value, beginning of period ........       $9.83      $10.00        $9.77       $10.00       $9.77       $9.84     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............        0.03        0.04        --           (0.02)      (0.01)       0.05       0.06
  Net realized and unrealized
   gains (losses) on investments ............        0.87       (0.21)        0.86        (0.21)       0.87        0.87      (0.22)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       0.90        (0.17)        0.86       (0.23)       0.86       0.92       (0.16)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .....................        0.07       --            0.02        --           0.08        0.09      --
  Net realized gains ........................        --         --           --           --            --          --       --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .........................        0.07       --            0.02        --           0.08        0.09      --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..............      $10.66       $9.83       $10.61        $9.77      $10.55      $10.67      $9.84
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ............................        9.16%      (1.70%)       8.82%       (2.30%)      8.83%       9.33%     (1.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ..      $1,724        $708         $175         $177        $286     $11,046    $10,103
  Ratios to average net assets:
   Net investment income (loss)* ............        0.69%       0.47%       (0.06%)      (0.21%)     (0.13%)      0.94%      0.79%
   Net expenses* ............................        1.15%       1.15%        1.90%        1.90%       1.90%       0.90%      0.90%
   Gross expenses* ..........................        1.36%       1.54%        2.11%        2.38%       2.10%       1.11%      1.36%
  Portfolio turnover rate ...................          20%         17%          20%          17%         20%         20%        17%

                                              GE SMALL-CAP VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B    CLASS C (LEVEL LOAD)   CLASS Y(D)
                                              3/31/00(B) 9/30/99(B,C)   3/31/00(B) 9/30/99(B)   3/31/00(B)   3/31/00(B) 9/30/99(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --        9/30/98         --       9/30/98      9/30/99        --      9/30/98
Net asset value, beginning of period ..........    $12.16      $10.00       $12.09       $10.00      $12.09      $12.18     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................     (0.01)      (0.02)       (0.05)       (0.06)      (0.06)       0.02       0.05
  Net realized and unrealized
      gains (losses) on investments ...........      3.38        2.24         3.35         2.19        3.36        3.38       2.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       3.37        2.22         3.30         2.13        3.30        3.40       2.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................     --           0.03        --            0.01       --          --          0.03
  Net realized gains ..........................      1.66        0.03         1.66         0.03        1.66        1.66       0.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      1.66        0.06         1.66         0.04        1.66        1.66       0.06
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................    $13.87      $12.16       $13.73       $12.09      $13.73      $13.92     $12.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................     30.33%      22.28%       29.79%       21.37%      29.79%      30.45%     22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....   $27,909     $14,561      $11,403       $8,505        $100     $10,067       $293
  Ratios to average net assets:
   Net investment income (loss)* ..............     (0.11%)     (0.15%)      (0.86%)      (0.56%)     (0.90%)      0.30%      0.41%
   Net expenses* ..............................      1.13%       1.15%        1.88%        1.90%       1.87%       0.83%      0.90%
   Gross expenses* ............................      1.14%       1.41%        1.90%        2.19%       1.89%       0.84%      1.17%
  Portfolio turnover rate .....................       119%        182%         119%         182%        119%        119%       182%

----------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                   GE GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                               CLASS A
                                       3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96 9/30/95
---------------------------------------------------------------------------------------------------
INCEPTION DATE                               --        --          --       --       --    1/5/93
Net asset value, beginning of period ...   $25.86     $19.72     $24.81     $22.18  $20.31  $19.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.07)      0.06       0.05       0.04    0.06    0.09
  Net realized and unrealized
     gains (losses) on investments .....     6.48       7.05      (2.65)      3.94    2.22    1.30
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................     6.41       7.11      (2.60)      3.98    2.28    1.39
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................       --        --        0.02       0.06    0.04    0.09
  Net realized gains ...................     2.32       0.97       2.47       1.29    0.37    0.39
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     2.32       0.97       2.49       1.35    0.41    0.48
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $29.95     $25.86     $19.72     $24.81  $22.18  $20.31
---------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .......................    26.11%     36.89%    (10.86%)   18.82%  11.44%   7.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................  $53,444    $39,245    $28,412    $35,120 $28,682 $23,683
  Ratios to average net assets:
   Net investment income (loss)* .......    (0.49%)     0.23%      0.22%     0.24%   0.33%   0.59%
   Net expenses* .......................     1.32%      1.35%      1.34%     1.35%   1.35%   1.35%
   Gross expenses* .....................     1.32%      1.37%      1.35%     1.45%   1.60%   1.42%
  Portfolio turnover rate ..............       47%        64%        71%       70%     46%     46%
---------------------------------------------------------------------------------------------------


                                                              CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
----------------------------------------------------------------------------------------------------
INCEPTION DATE                               --         --         --        --       --   12/22/93
Net asset value, beginning of period ...   $24.92     $19.17    $24.32      $21.87   $20.14  $19.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.16)     (0.12)    (0.11)      (0.08)   (0.04)  --
  Net realized and unrealized
     gains (losses) on investments .....     6.21       6.84     (2.57)       3.82     2.14    1.23
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................     6.05       6.72     (2.68)       3.74     2.10    1.23
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................      --        --         --          --       --     0.02
  Net realized gains ...................     2.32       0.97      2.47        1.29     0.37    0.39
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     2.32       0.97      2.47        1.29     0.37    0.41
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $28.65     $24.92    $19.17      $24.32   $21.87  $20.14
----------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .......................   25.62%     35.85%   (11.44%)     17.92%   10.61%   6.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $2,394     $1,477      $989        $877     $600    $356
  Ratios to average net assets:
   Net investment income (loss)* .......   (1.22%)    (0.51%)   (0.48%)     (0.52%)  (0.34%) (0.11%)
   Net expenses* .......................    2.07%      2.10%     2.10%       2.10%    2.10%   2.10%
   Gross expenses* .....................    2.07%      2.12%     2.45%       3.33%    3.50%   3.50%
  Portfolio turnover rate ..............      47%        64%       71%         70%      46%     46%
----------------------------------------------------------------------------------------------------


                                          CLASS C
                                        (LEVEL LOAD)                           CLASS Y(D)
                                         3/31/00(B)  3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/30/99       --        --         --         --      --   11/29/93
Net asset value, beginning of period ..    $24.92      $25.84     $19.72     $24.83    $22.25  $20.37  $19.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ........     (0.16)      (0.03)      0.12       0.09      0.10    0.13    0.13
  Net realized and unrealized
     gains (losses) on investments ....      6.21        6.47       7.04      (2.63)     3.94    2.21    1.31
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS .........................      6.05        6.44       7.16      (2.54)      4.04   2.34    1.44
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............     --          --          0.07       0.10      0.17    0.09    0.13
  Net realized gains ..................      2.32        2.32       0.97       2.47      1.29    0.37    0.39
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      2.32        2.32       1.04       2.57      1.46    0.46    0.52
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........    $28.65      $29.96     $25.84     $19.72    $24.83  $22.25  $20.37
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................     25.62%      26.25%     37.20%     (10.59%)  19.14%  11.71%   7.76%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ...................      $138     $33,275     $23,086    $15,039   $22,642 $10,123  $9,785
  Ratios to average net assets:
   Net investment income (loss)* ......     (1.22%)     (0.24%)     0.50%      0.37%     0.48%   0.56%   0.84%
   Net expenses* ......................      2.07%       1.07%      1.10%      1.07%     1.10%   1.10%   1.10%
   Gross expenses* ....................      2.07%       1.07%      1.12%      1.07%     1.10%   1.12%   1.75%
  Portfolio turnover rate .............        47%         47%        64%        71%       70%     46%     46%

-----------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95
--------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --          --          --        --       --      3/2/94
Net asset value, beginning of period ...   $18.33      $15.11      $20.36    $17.65   $15.88    $15.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    (0.05)       0.05        0.09      0.05     0.11      0.12
  Net realized and unrealized
     gains (losses) on investments .....     4.67        3.74       (1.60)     3.19     1.72      0.65
--------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ...............     4.62        3.79       (1.51)     3.24     1.83      0.77
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................    --         --           --         0.03     0.06      0.08
  Net realized gains ...................     0.99        0.57        3.74      0.50    --        --
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.99        0.57        3.74      0.53     0.06      0.08
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $21.96      $18.33      $15.11    $20.36   $17.65    $15.88
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    26.06%      25.48%      (8.71%)   18.79%   11.54%     5.16%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................  $42,945     $32,938      $6,114    $6,152   $3,230    $1,262
  Ratios to average net assets:
   Net investment income (loss)* .......    (0.52%)      0.29%       0.50%     0.45%    0.68%     0.83%
   Net expenses* .......................     1.34%       1.35%       1.35%     1.35%    1.35%     1.35%
   Gross expenses* .....................     1.34%       1.39%       1.42%     1.58%    1.96%     2.75%
  Portfolio turnover rate ..............        5%         51%         93%       51%      36%       27%
--------------------------------------------------------------------------------------------------------


                                                                     CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96(B) 9/30/95
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --        --        --         --        --       3/2/94
Net asset value, beginning of period ...    $17.66    $14.68     $20.02    $17.47   $15.77      $15.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     (0.12)    (0.07)     (0.05)    (0.06)    0.05        0.01
  Net realized and unrealized
     gains (losses) on investments .....      4.48      3.62      (1.55)     3.11     1.65        0.64
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ...............      4.36      3.55      (1.60)     3.05     1.70        0.65
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     --       --          --        --       --           0.01
  Net realized gains ...................      0.99      0.57       3.74      0.50    --          --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................      0.99      0.57       3.74      0.50    --           0.01
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........    $21.03    $17.66     $14.68    $20.02   $17.47      $15.77
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................     25.56%    24.56%     (9.39%)   17.86%   10.78%       4.33%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................    $2,179    $1,488       $948      $455     $272         $57
  Ratios to average net assets:
   Net investment income (loss)* .......     (1.25%)   (0.40%)    (0.26%)   (0.30%)   0.28%       0.10%
   Net expenses* .......................      2.09%     2.10%      2.10%     2.10%    2.10%       2.10%
   Gross expenses* .....................      2.09%     2.14%      2.59%     4.12%    3.50%       3.50%
  Portfolio turnover rate ..............         5%       51%        93%       51%      36%         27%
-------------------------------------------------------------------------------------------------------


                                       CLASS C
                                     (LEVEL LOAD)                        CLASS Y(D)
                                      3/31/00(B)  3/31/00(B)   9/30/99(B)  9/30/98(B) 9/30/97  9/30/96(B) 9/30/95
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99     --         --          --        --        --        3/2/94
Net asset value, beginning of period ..    $17.66    $18.44     $15.18      $20.43    $17.76    $15.94      $15.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ........     (0.12)    (0.02)      0.11        0.01      0.13      0.17        0.12
  Net realized and unrealized
     gains (losses) on investments ....      4.49      4.70       3.73       (1.46)     3.18      1.73        0.70
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ..............      4.37      4.68       3.84       (1.45)     3.31      1.90        0.82
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...............     --        --          0.01        0.06      0.14      0.08        0.10
  Net realized gains ..................      0.99      0.99       0.57        3.74      0.50     --          --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................      0.99      0.99       0.58        3.80      0.64      0.08        0.10
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........    $21.04    $22.13     $18.44      $15.18    $20.43    $17.76      $15.94
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ......................     25.62%    26.23%     25.72%      (8.34%)   19.16%    11.97%       5.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ...................      $227   $41,252     $21,952     $15,367   $75,098   $63,225     $32,907
  Ratios to average net assets:
   Net investment income (loss)* ......     (1.17%)   (0.15%)     0.60%       0.08%     0.76%     0.99%       0.97%
   Net expenses* ......................      2.09%     1.09%      1.10%       1.04%     1.01%     1.03%       1.07%
   Gross expenses* ....................      2.09%     1.09%      1.14%       1.06%     1.01%     1.03%       1.18%
  Portfolio turnover rate .............         5%        5%        51%         93%       51%       36%         27%

------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                   GE EUROPE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B      CLASS C (LEVEL LOAD)   CLASS Y(D)
                                                3/31/00(B) 9/30/99(B,C)   3/31/00(B) 9/30/99(B)   3/31/00(B)   3/31/00(B) 9/30/99(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --        1/29/99         --       1/29/99      9/30/99        --      1/29/99
Net asset value, beginning of period ..........     $9.93      $10.00        $9.88       $10.00       $9.88       $9.94     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................     (0.03)       0.06        (0.07)        0.02       (0.07)      (0.01)      0.09
  Net realized and unrealized
      gains (losses) on investments ...........      4.56       (0.13)        4.54        (0.14)       4.52        4.56      (0.15)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       4.53       (0.07)        4.47        (0.12)       4.45        4.55      (0.06)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.07       --            0.02        --           0.06        0.08      --
  Net realized gains ..........................       --        --           --           --            --          --       --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      0.07       --            0.02        --           0.06        0.08      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................    $14.39       $9.93       $14.33        $9.88      $14.27      $14.41      $9.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................     45.78%      (0.70%)      45.25%       (1.20%)     45.26%      46.02%     (0.60%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....    $1,964        $669         $334         $144        $174     $14,754    $10,051
  Ratios to average net assets:
   Net investment income (loss)* ..............     (0.40%)      0.88%       (1.16%)       0.24%      (1.08%)     (0.21%)     1.36%
   Net expenses* ..............................      1.39%       1.45%        2.15%        2.20%       2.14%       1.15%      1.20%
   Gross expenses* ............................      1.55%       1.91%        2.31%        2.69%       2.30%       1.31%      1.71%
  Portfolio turnover rate .....................        47%         47%          47%          47%         47%         47%        47%
------------------------------------------------------------------------------------------------------------------------------------

                                                 GE EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B    CLASS C (LEVEL LOAD)   CLASS Y(D)
                                              3/31/00(B) 9/30/99(B,C)   3/31/00(B) 9/30/99(B)   3/31/00(B)   3/31/00(B) 9/30/99(B)
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --        1/29/99         --       1/29/99      9/30/99        --      1/29/99
Net asset value, beginning of period ...           $13.47      $10.00       $13.40      $10.00      $13.50      $13.49     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........            (0.05)      (0.05)       (0.13)      (0.10)      (0.12)      (0.04)     (0.01)
  Net realized and unrealized
      gains (losses) on investments ....             7.82        3.52         7.79        3.50        7.67        7.85       3.50
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       7.77        3.47         7.66        3.40        7.55        7.81       3.49
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................            --          --           --          --          --          --         --
  Net realized gains ...................             1.09       --            1.09       --           1.09        1.09      --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................             1.09       --            1.09       --           1.09        1.09      --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........           $20.15      $13.47       $19.97      $13.40      $19.96      $20.21     $13.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................            60.08%      34.70%       59.54%      34.00%      58.28%      60.29%     34.90%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)         $7,812        $900         $576        $225        $146     $23,458    $13,651
  Ratios to average net assets:
   Net investment income (loss)* .......            (0.55%)     (0.56%)      (1.39%)     (1.26%)     (1.34%)     (0.43%)    (0.18%)
   Net expenses* .......................             1.45%       1.60%        2.21%       2.35%       2.21%       1.22%      1.35%
   Gross expenses* .....................             1.60%       1.90%        2.36%       2.71%       2.36%       1.37%      1.74%
  Portfolio turnover rate ..............               23%         59%          23%         59%         23%         23%        59%

------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE STRATEGIC INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                      CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
--------------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --         --          --          --        --        1/5/93
Net asset value, beginning of period ...   $25.04     $24.15      $24.11      $20.38    $18.46      $15.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.28       0.55        0.61        0.59      0.54        0.53
  Net realized and unrealized
      gains (losses) on investments ....     2.88       2.98        0.73        3.88      1.92        2.59
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ...............     3.16       3.53        1.34        4.47      2.46        3.12
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.50       0.56        0.52        0.49      0.46        0.38
  Net realized gains ...................     1.01       2.08        0.78        0.25      0.08       --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     1.51       2.64        1.30        0.74      0.54        0.38
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $26.69     $25.04      $24.15      $24.11    $20.38      $18.46
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    13.06%     15.28%       5.88%      22.45%    13.58%      20.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................  $120,901   $107,034    $49,540     $40,516   $26,467     $17,821
  Ratios to average net assets:
   Net investment income (loss)* .......     2.19%      2.17%       2.49%       2.66%     2.81%       3.21%
   Net expenses* .......................     0.85%      0.87%       0.85%       0.90%     0.90%       0.90%
   Gross expenses* .....................     0.85%      0.87%       0.85%       0.94%     1.05%       1.03%
  Portfolio turnover rate ..............       57%       109%        119%        106%       93%         98%
--------------------------------------------------------------------------------------------------------------


                                                                      CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95(B)
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --        --        --          --          --      12/22/93
Net asset value, beginning of period ....   $24.45    $23.65     $23.70     $20.04     $18.26      $15.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........     0.18      0.35       0.42       0.42       0.41        0.40
  Net realized and unrealized
      gains (losses) on investments .....     2.81      2.93       0.69       3.82       1.87        2.58
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ................     2.99      3.28       1.11       4.24       2.28        2.98
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................     0.37      0.40       0.38       0.33       0.42        0.34
  Net realized gains ....................     1.01      2.08       0.78       0.25       0.08       --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................     1.38      2.48       1.16       0.58       0.50        0.34
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........   $26.06    $24.45     $23.65     $23.70     $20.04      $18.26
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................    12.64%    14.44%      4.91%     21.57%     12.73%      19.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) .....................  $19,610   $16,372    $11,158     $5,685     $3,701        $882
  Ratios to average net assets:
   Net investment income (loss)* ........     1.44%     1.44%      1.72%      1.92%      2.11%       2.46%
   Net expenses* ........................     1.60%     1.62%      1.63%      1.65%      1.65%       1.65%
   Gross expenses* ......................     1.60%     1.62%      1.63%      1.93%      2.10%       3.50%
  Portfolio turnover rate ...............       57%      109%       119%       106%        93%         98%
-----------------------------------------------------------------------------------------------------------

                                         CLASS C
                                       (LEVEL LOAD)                          CLASS Y(D)
                                        3/31/00(B)  3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(B) 9/30/96(B) 9/30/95
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99      --       --          --        --            --     11/29/93
Net asset value, beginning of period ...   $24.45     $25.10   $24.20      $24.16    $20.44        $18.49     $15.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.19       0.31     0.61        0.67      0.64          0.63       0.55
  Net realized and unrealized
     gains (losses) on investments .....     2.75       2.88     2.99        0.72      3.89          1.90       2.62
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................     2.94       3.19     3.60        1.39      4.53          2.53       3.17
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.54       0.57     0.62        0.57      0.56          0.50       0.42
  Net realized gains ...................     1.01       1.01     2.08        0.78      0.25          0.08      --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     1.55       1.58     2.70        1.35      0.81          0.58       0.42
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $25.84     $26.71   $25.10      $24.20    $24.16        $20.44     $18.49
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    12.46%     13.22%   15.56%       6.10%    22.76%        13.95%     20.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $2,051    $67,695  $62,714     $51,802    37,924       $36,162    $18,665
  Ratios to average net assets:
   Net investment income (loss)* .......     1.56%      2.44%    2.41%       2.70%     2.90%         3.16%      3.46%
   Net expenses* .......................     1.60%      0.60%    0.62%       0.64%     0.65%         0.58%      0.65%
   Gross expenses* .....................     1.60%      0.60%    0.62%       0.64%     0.65%         0.59%      0.97%
  Portfolio turnover rate ..............       57%        57%     109%        119%      106%           93%        98%

---------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                   GE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS A
                                        3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96 9/30/95
----------------------------------------------------------------------------------------------------
INCEPTION DATE                               --         --          --        --      --    1/5/93
Net asset value, beginning of period ...    $11.76     $12.55      $12.06    $11.70  $11.92  $11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........      0.34       0.64        0.68      0.72    0.69    0.73
  Net realized and unrealized
     gains (losses) on investments .....     (0.14)     (0.79)       0.50      0.35   (0.21)   0.67
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ...........................      0.20      (0.15)       1.18      1.07     0.48   1.40
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................      0.35       0.64        0.67      0.71    0.70    0.75
  Net realized gains ...................       --        --           --        --      --      --
  In excess of net investment income ...       --        --          0.02       --      --      --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................      0.35       0.64        0.69      0.71    0.70    0.75
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........    $11.61     $11.76      $12.55    $12.06  $11.70  $11.92
----------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................      1.65%     (1.20%)     10.06%    9.45%   4.10%  12.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $93,282    $92,217     $49,736   $35,097  28,115 $21,401
  Ratios to average net assets:
   Net investment income (loss)* .......      5.93%      5.27%       5.53%     6.17%   5.84%   6.37%
   Net expenses* .......................      0.81%      0.80%       0.80%     0.85%   0.85%   0.85%
   Gross expenses* .....................      0.81%      0.83%       0.83%     0.96%   0.99%   0.95%
  Portfolio turnover rate ..............       122%       246%        219%      258%    275%    315%
----------------------------------------------------------------------------------------------------


                                                               CLASS B
                                        3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
---------------------------------------------------------------------------------------------------
INCEPTION DATE                              --        --        --        --        --    12/22/93
Net asset value, beginning of period ...   $11.77    $12.55     $12.06   $11.70   $11.91   $11.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.30      0.55       0.58     0.63     0.60     0.65
  Net realized and unrealized
     gains (losses) on investments .....    (0.15)    (0.78)      0.50     0.36    (0.20)    0.66
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS ...........................     0.15     (0.23)     1.08      0.99     0.40     1.31
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.30      0.55       0.57     0.63     0.61     0.66
  Net realized gains ...................      --        --          --       --       --       --
  In excess of net investment income ...      --        --        0.02       --       --       --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.30      0.55       0.59     0.63     0.61     0.66
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $11.62    $11.77     $12.55   $12.06   $11.70   $11.91
---------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................    1.27%    (1.85%)     9.24%    8.64%    3.41%   11.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $2,527    $2,854     $1,855   $1,401   $1,673     $234
  Ratios to average net assets:
   Net investment income (loss)* .......     5.16%     4.54%      4.79%    5.17%    5.19%    5.57%
   Net expenses* .......................     1.57%     1.55%      1.55%    1.56%    1.60%    1.60%
   Gross expenses* .....................     1.57%     1.58%      1.85%    2.19%    2.44%    3.50%
  Portfolio turnover rate ..............      122%      246%       219%     258%     275%     315%
---------------------------------------------------------------------------------------------------


                                          CLASS C
                                        (LEVEL LOAD)                        CLASS Y(D)
                                         3/31/00(B)  3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/30/99      --        --           --       --        --    11/29/93
Net asset value, beginning of period .     $11.77     $11.76    $12.54       $12.05   $11.69    $11.92   $11.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .......       0.30       0.36      0.67         0.71     0.75      0.72     0.77
  Net realized and unrealized
     gains (losses) on investments ...      (0.15)     (0.16)    (0.78)        0.50     0.35     (0.22)    0.65
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ........................       0.15       0.20     (0.11)        1.21     1.10     0.50     1.42
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..............       0.30       0.35      0.67         0.70     0.74      0.73     0.77
  Net realized gains .................       --          --         --           --      --         --        --
  In excess of net investment income .       --          --         --         0.02      --         --        --
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................       0.30       0.35      0.67         0.72     0.74      0.73     0.77
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......     $11.62     $11.61    $11.76       $12.54   $12.05    $11.69   $11.92
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................       1.27%      1.77%    (0.87%)      10.33%    9.74%     4.32%   13.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ..................       $127    $60,558    $36,152      $30,067  $16,229   $19,098   $6,642
  Ratios to average net assets:
   Net investment income (loss)* .....       5.23%      6.21%     5.51%        5.58%    5.97%     6.14%    6.57%
   Net expenses* .....................       1.56%      0.55%     0.55%        0.55%    0.56%     0.55%    0.59%
   Gross expenses* ...................       1.56%      0.55%     0.58%        0.57%    0.59%     0.57%    2.50%
  Portfolio turnover rate ............        122%       122%      246%         219%     258%      275%     315%


----------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                      CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
----------------------------------------------------------------------------------------------------------
INCEPTION DATE                               --         --         --         --         --      9/8/93
Net asset value, beginning of period ...    $8.14      $8.90      $8.53      $8.48      $8.70     $8.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.27       0.50       0.56       0.53       0.62      0.58
  Net realized and unrealized
     gains (losses) on investments .....    (0.06)     (0.68)      0.39       0.05      (0.22)     0.38
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ...............     0.21      (0.18)      0.95       0.58       0.40      0.96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.29       0.58       0.53       0.53       0.54      0.58
  Net realized gains ...................    --         --         --         --         --        --
  Return of capital ....................    --         --         --         --          0.08      0.11
  In excess of net investment income ...    --         --          0.05      --         --        --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.29       0.58       0.58       0.53       0.62      0.69
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........    $8.06      $8.14      $8.90      $8.53      $8.48     $8.70
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................     2.66%     (2.01%)    11.61%      7.13%      4.80%    11.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................  $69,017    $42,723     $24,541   $24,027     $29,090   $26,889
  Ratios to average net assets:
   Net investment income (loss)* .......     6.74%      5.89%      6.52%      6.91%      6.59%     6.78%
   Net expenses* .......................     0.85%      1.07%      1.10%      0.88%      0.90%     1.01%
   Gross expenses* .....................     0.96%      1.11%      1.16%      0.88%      0.90%     1.01%
  Portfolio turnover rate ..............       32%       101%        64%       110%       334%      316%
----------------------------------------------------------------------------------------------------------


                                                                      CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
---------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --       --         --          --         --      4/22/87
Net asset value, beginning of period ...     $8.20    $8.93       $8.54      $8.49     $8.71      $8.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........      0.24     0.46        0.52       0.47      0.55       0.51
  Net realized and unrealized
     gains (losses) on investments .....     (0.06)   (0.67)       0.39       0.05     (0.22)      0.41
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ...............      0.18    (0.21)       0.91       0.52      0.33       0.92
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................      0.26     0.52        0.48       0.47      0.48       0.52
  Net realized gains ...................     --       --          --         --        --         --
  Return of capital ....................     --       --          --         --         0.07       0.11
  In excess of net investment income ...     --       --           0.04      --        --         --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................      0.26     0.52        0.52       0.47      0.55       0.63
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........     $8.12    $8.20       $8.93      $8.54     $8.49      $8.71
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................      2.22%   (2.42%)     10.99%      6.36%     4.00%     11.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $195,250  $269,409   $399,675   $523,303  $767,216  $1,112,254
  Ratios to average net assets:
   Net investment income (loss)* .......      5.92%    5.34%       6.00%      6.15%     5.77%      6.08%
   Net expenses* .......................      1.60%    1.59%       1.60%      1.63%     1.69%      1.76%
   Gross expenses* .....................      1.70%    1.63%       1.61%      1.63%     1.69%      1.76%
  Portfolio turnover rate ..............        32%     101%         64%       110%      334%       316%
---------------------------------------------------------------------------------------------------------

                                      CLASS C (LEVEL LOAD)
                                          3/31/00(B)
------------------------------------------------------------
INCEPTION DATE                              9/30/99
Net asset value, beginning of period .....  $8.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........   0.24
  Net realized and unrealized
     gains (losses) on investments .......  (0.02)
------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..   0.22
------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................   0.28
  Net realized gains .....................   --
------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................   0.28
------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  $8.14
------------------------------------------------------------
TOTAL RETURN (A) .........................   2.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ......................     $9
  Ratios to average net assets:
   Net investment income (loss)* .........   5.98%
   Net expenses* .........................   1.60%
   Gross expenses* .......................   1.70%
  Portfolio turnover rate ................     32%

----------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                               GE SHORT-TERM GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS A
                                         3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97 9/30/96 9/30/95
-----------------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --         --          --      --    3/2/94
Net asset value, beginning of period ...   $11.71     $12.02     $11.86      $11.79  $11.91   $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.30       0.55       0.65        0.67    0.63     0.66
  Net realized and unrealized
     gains (losses) on investments .....    (0.12)     (0.25)      0.19        0.08   (0.05)    0.22
-----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS      0.18       0.30       0.84        0.75    0.58     0.88
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.30       0.56       0.66        0.67    0.64     0.69
  Net realized gains ...................     0.01       0.05       0.02        0.01    0.06    --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.31       0.61       0.68        0.68    0.70     0.69
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $11.58     $11.71     $12.02      $11.86  $11.79   $11.91
TOTAL RETURN (A) .......................     1.57%      2.52%      7.36%       6.57%   4.98%    7.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................  $19,738    $23,106     $8,199      $5,319  $3,653   $2,437
  Ratios to average net assets:
   Net investment income (loss)* .......     5.16%      4.70%      5.47%       5.57%   5.28%    5.62%
   Net expenses* .......................     0.70%      0.70%      0.70%       0.70%   0.70%    0.70%
   Gross expenses* .....................     0.81%      1.01%      0.95%       1.07%   1.34%    1.84%
  Portfolio turnover rate ..............      152%       118%       185%        265%    201%     415%
-----------------------------------------------------------------------------------------------------


                                                                 CLASS B
                                         3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
----------------------------------------------------------------------------------------------------
INCEPTION DATE                              --         --         --         --      --     3/2/94
Net asset value, beginning of period ...  $11.70     $12.01      $11.84    $11.78 $11.90    $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........    0.27       0.48        0.58      0.61   0.56      0.59
  Net realized and unrealized
     gains (losses) on investments .....   (0.12)     (0.26)       0.20      0.06  (0.05)     0.21
----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS     0.15       0.22        0.78      0.67   0.51      0.80
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................    0.27       0.48        0.59      0.60   0.57      0.62
  Net realized gains ...................    0.01       0.05        0.02      0.01   0.06     --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................    0.28       0.53        0.61      0.61   0.63      0.62
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........  $11.57     $11.70      $12.01    $11.84 $11.78    $11.90
TOTAL RETURN (A) .......................    1.27%      1.91%       6.83%     5.84%  4.35%     7.01%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................    $630       $641        $895    $1,031   $145       $83
  Ratios to average net assets:
   Net investment income (loss)* .......    4.58%      4.10%       4.87%     4.84%  4.67%     5.07%
   Net expenses* .......................    1.29%      1.30%       1.30%     1.30%  1.30%     1.30%
   Gross expenses* .....................    1.40%      1.61%       1.88%     7.77%  3.35%     3.35%
  Portfolio turnover rate ..............     152%       118%        185%      265%   201%      415%
----------------------------------------------------------------------------------------------------


                                         CLASS C
                                       (LEVEL LOAD)                        CLASS Y(D)
                                        3/31/00(B)  3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97 9/30/96 9/30/95
-------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/99      --        --          --       --       --    3/2/94
Net asset value, beginning of period ...   $11.70     $11.71    $12.01      $11.85   $11.78   $11.90  $11.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.24       0.34      0.58        0.68     0.70     0.66    0.69
  Net realized and unrealized
     gains (losses) on investments .....    (0.10)     (0.15)    (0.25)       0.19     0.08    (0.05)   0.21
TOTAL INCOME FROM INVESTMENT OPERATIONS      0.14       0.19       0.33       0.87      0.78     0.61   0.90
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.26       0.31      0.58        0.69     0.70     0.67    0.72
  Net realized gains ...................     0.01       0.01      0.05        0.02     0.01     0.06   --
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................     0.27       0.32      0.63        0.71     0.71     0.73    0.72
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $11.57     $11.58    $11.71      $12.01   $11.85   $11.78  $11.90
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................     1.19%      1.70%     2.87%       7.65%    6.83%    5.24%   7.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................     $117    $53,718    $3,140      $9,444   $7,717   $7,786  $8,048
  Ratios to average net assets:
   Net investment income (loss)* .......     4.46%      5.80%     4.91%       5.74%    5.80%    5.54%   5.89%
   Net expenses* .......................     1.44%      0.42%     0.45%       0.45%    0.45%    0.45%   0.45%
   Gross expenses* .....................     1.54%      0.45%     0.76%       0.68%    0.68%    0.83%   0.98%
  Portfolio turnover rate ..............      152%       152%      118%        185%     265%     201%    415%


---------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

                                                    GE TAX-EXEMPT FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS A
                                        3/31/00(B) 9/30/99(B,C) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
---------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --        --          --         --    9/8/93
Net asset value, beginning of period ...    $11.14    $11.83    $11.63      $11.42     $11.31  $10.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........      0.26      0.49      0.51        0.53       0.62    0.55
  Net realized and unrealized
     gains (losses) on investments .....     (0.12)    (0.69)     0.20        0.22       0.05    0.73
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................      0.14     (0.20)     0.71        0.75       0.67    1.28
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................      0.26      0.49      0.51        0.54       0.56    0.56
  Net realized gains ...................       --        --        --          --         --      --
TOTAL DISTRIBUTIONS ....................      0.26      0.49      0.51        0.54       0.56    0.56
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........    $11.02    $11.14    $11.83      $11.63     $11.42  $11.31
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................      1.34%    (1.84%)    6.33%       6.77%      6.13%  12.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $17,915   $22,228    $5,730     $16,542    $16,169 $16,025
  Ratios to average net assets:
   Net investment income (loss)* .......      4.83%     4.28%     4.32%       5.01%      5.42%   5.01%
   Net expenses* .......................      0.85%     1.08%     1.10%       0.35%      0.00%   0.00%
   Gross expenses* .....................      0.99%     1.21%     1.23%       1.57%      1.52%   1.81%
  Portfolio turnover rate ..............        24%       48%       74%         13%         6%     25%
---------------------------------------------------------------------------------------------------------


                                                                   CLASS B
                                          3/31/00(B) 9/30/99(B) 9/30/98(B) 9/30/97(E) 10/31/96 10/31/95
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --        --         --          --          --   9/8/93
Net asset value, beginning of period ...   $11.13    $11.83      $11.63     $11.44     $11.32  $10.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.22      0.43        0.44       0.51       0.62    0.55
  Net realized and unrealized
     gains (losses) on investments .....    (0.12)    (0.70)       0.21       0.21       0.06    0.73
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..........................     0.10     (0.27)      0.65        0.72       0.68    1.28
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ................     0.22      0.43        0.45       0.53       0.56    0.56
  Net realized gains ...................      --        --          --         --         --      --
TOTAL DISTRIBUTIONS ....................     0.22      0.43        0.45       0.53       0.56    0.56
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........   $11.01    $11.13      $11.83     $11.63     $11.44  $11.32
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .......................     0.96%    (2.34%)      5.68%      6.46%      6.12%  12.33%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (in thousands) ....................   $6,093    $7,269      $8,905    $10,133     $9,184  $7,668
  Ratios to average net assets:
   Net investment income (loss)* .......     4.08%     3.72%       3.81%      4.79%      5.43%   5.01%
   Net expenses* .......................     1.60%     1.60%       1.60%      0.57%      0.00%   0.00%
   Gross expenses* .....................     1.74%     1.75%       1.71%      2.32%      2.26%   2.56%
  Portfolio turnover rate ..............       24%       48%         74%        13%         6%     25%
-------------------------------------------------------------------------------------------------------


                                     CLASS C (LEVEL LOAD)                        CLASS Y(D)
                                          3/31/00(B)     3/31/00(B)      9/30/99(B)     9/30/98(B)        9/30/97
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                              9/30/99          --              --             --            9/26/97
Net asset value, beginning of period ....     $11.13          $11.58         $12.30          $12.10          $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........       0.22            0.29           0.57            0.58            0.02
  Net realized and unrealized gains
     (losses) on investments ............      (0.12)          (0.13)         (0.72)           0.27           --
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS  0.10            0.16          (0.15)           0.85            0.02
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .................       0.22            0.29           0.57            0.65            0.01
  Net realized gains ....................       --               --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................       0.22            0.29           0.57            0.65            0.01
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........     $11.01          $11.45         $11.58          $12.30          $12.10
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ........................       0.96%           1.42%         (1.37%)          7.30%           0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $101            $24             $24             $24          $3,216
  Ratios to average net assets:
   Net investment income (loss)* ........       4.06%           5.09%          4.72%           4.74%           4.31%
   Net expenses* ........................       1.60%           0.60%          0.59%           0.60%           0.54%
   Gross expenses* ......................       1.74%           0.73%          0.74%           1.25%           0.56%
  Portfolio turnover rate ...............         24%             24%            48%             74%             13%



-------------
See Notes to Schedules of Investments and Financial Statements.

                                                                                                      FINANCIAL HIGHLIGHTS
                                             SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
                                                    GE HIGH YIELD FUND
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS A                 CLASS B    CLASS C (LEVEL LOAD)    CLASS Y(D)
                                              3/31/00(B) 9/30/99(B,C)   3/31/00(B) 9/30/99(B)   3/31/00(B)   3/31/00(B) 9/30/99(B)
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --       12/31/98         --      12/31/98      9/30/99        --     12/31/98
Net asset value, beginning of period .........      $9.53      $10.00        $9.53       $10.00       $9.53       $9.53     $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...............       0.39        0.55         0.36         0.48        0.35        0.40       0.55
  Net realized and unrealized
      gains (losses) on investments ..........      (0.16)      (0.49)       (0.17)       (0.48)      (0.16)      (0.16)     (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       0.23        0.06         0.19         --          0.19        0.24       0.07
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ......................       0.40        0.53         0.36         0.47        0.36        0.41       0.54
  Net realized gains .........................        --          --           --           --          --          --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................       0.40        0.53         0.36         0.47        0.36        0.41       0.54
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............      $9.36       $9.53        $9.36        $9.53       $9.36       $9.36      $9.53
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................       2.38%       0.53%        2.00%       (0.03%)      1.99%       2.51%      0.71%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...     $6,382      $1,931         $836         $154      $1,143     $23,137    $20,126
  Ratios to average net assets:
   Net investment income (loss)* .............       8.22%       7.57%        7.52%        6.53%       7.55%       8.44%      7.49%
   Expenses* .................................       0.93%       0.89%        1.68%        1.70%       1.67%       0.68%      0.70%
   Gross expenses* ...........................       1.03%       1.16%        1.78%        2.05%       1.77%       0.79%      0.98%
  Portfolio turnover rate ....................         13%         27%          13%          27%         13%         13%        27%
-----------------------------------------------------------------------------------------------------------------------------------


                                                   GE MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS A
                                                  3/31/00(B)    9/30/99(B)  9/30/98(B)     9/30/97      9/30/96     9/30/95
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --            --           --           --           --        1/5/93
Net asset value, beginning of period ...........     $1.00         $1.00        $1.00       $1.00         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .................      0.03          0.05         0.05        0.05          0.05        0.05
  Net realized and unrealized gains
     on investments ............................     --            --           --          --            --          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ........      0.03          0.05         0.05        0.05          0.05        0.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ........................      0.03          0.05         0.05        0.05          0.05        0.05
  Net realized gains ...........................     --            --           --          --            --          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................      0.03          0.05         0.05        0.05          0.05        0.05
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................     $1.00         $1.00        $1.00       $1.00         $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...............................      2.69%         4.68%        5.23%       5.14%         5.18%       5.52%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .....  $230,830      $196,155     $153,665    $114,030       $85,842     $71,664
  Ratios to average net assets:
   Net investment income (loss)* ...............      5.33%         4.58%        5.11%       5.04%         5.06%       5.32%
   Net expenses* ...............................      0.50%         0.49%        0.50%       0.47%         0.45%       0.45%
   Gross expenses* .............................      0.50%         0.50%        0.52%       0.56%         0.66%       0.70%

-------------
See Notes to Schedules of Investments and Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

(A) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(B) PER SHARE DATA IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(C) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS C SHARES OF GE FUNDS WERE COMBINED WITH CLASS A SHARES. THE CURRENT YEAR AND PRIOR YEARS' PER SHARE INFORMATION, TOTAL RETURN, AND RATIOS/SUPPLEMENTAL DATA REFLECT THE RELEVANT INFORMATION OF THE PREDECESSOR CLASS C SHARES FOR ALL FUNDS EXCEPT FOR THE GE VALUE EQUITY FUND, GE MID-CAP GROWTH EQUITY FUND, GE GOVERNMENT SECURITIES FUND AND GE TAX-EXEMPT FUND WHERE THE RELEVANT INFORMATION FOR CLASS A SHARES WAS RETAINED. ALSO SEE NOTE 10 OF NOTES TO FINANCIAL STATEMENTS.

(D) EFFECTIVE AS OF THE CLOSE OF BUSINESS SEPTEMBER 17, 1999, CLASS D SHARES ARE RENAMED CLASS Y SHARES.

(E) FOR THE PERIOD NOVEMBER 1, 1996 THROUGH SEPTEMBER 30, 1997.

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

  STATEMENTS OF ASSETS
  AND LIABILITIES MARCH 31, 2000 (UNAUDITED)

                                                                       GE                 GE                GE              GE
                                                                      U.S.          PREMIER GROWTH         VALUE          MID-CAP
                                                                     EQUITY             EQUITY            EQUITY          GROWTH
                                                                      FUND               FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $660,457,245; $131,735,363;
      $72,124,460; $26,010,699; $11,421,944; $43,484,712; $71,570,419;
      $72,878,629; $13,665,597; $21,957,040; and $159,865,285,
      respectively ) ...........................................  $822,166,605      $169,234,151        $92,915,299     $37,381,187
   Short-term investments (at amortized cost) ..................     7,844,349         8,274,044            512,132       3,272,262
   Cash ........................................................        32,005                --              3,154              --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $419,968
      $161,997; $131,075; $99,901; and $254,090, respectively) .            --                --                 --              --
   Receivable for investments sold .............................    14,150,829           679,859            708,551         480,099
   Income receivables ..........................................       696,661           101,713             85,543          54,079
   Receivable for fund shares sold .............................     1,958,403           682,626             63,098          21,850
   Variation margin receivable .................................        16,530            19,250              2,750              --
   Deferred organizational costs ...............................            --             6,030              2,378           9,864
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .............................................   846,865,382       178,997,673         94,292,905      41,219,341
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .......................        39,819            24,078                 --           4,241
   Payable upon return of securities loaned ....................            --                --                 --              --
   Payable for investments purchased ...........................    13,062,041         1,159,481            604,996          89,038
   Payable for fund shares redeemed ............................       307,005            54,990            176,488          71,207
   Payable to GEAM .............................................       477,893           171,618            106,755          58,509
   Deferred country taxes payable ..............................            --                --                 --              --
   Variation margin payable ....................................            --                --                 --          10,575
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ........................................    13,886,758         1,410,167            888,239         233,570
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................  $832,978,624      $177,587,506        $93,404,666     $40,985,771
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .............................................   627,309,932       135,053,452         68,344,829      29,950,688
   Undistributed (overdistributed) net investment income .......     1,265,473           (41,175)            84,783          22,462
   Accumulated net realized gain (loss) ........................    42,601,320         5,113,091          4,158,029        (356,642)
   Net unrealized appreciation / (depreciation) on:
      Investments ..............................................   161,709,360        37,498,788         20,790,839      11,370,488
      Written options ..........................................        93,100           (36,650)            26,325          (1,225)
      Foreign currency related transactions ....................          (561)               --               (139)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................  $832,978,624      $177,587,506        $93,404,666     $40,985,771
------------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets .....................................................   388,332,457       114,163,719         36,772,878      20,591,183
Shares outstanding ($.001 par value) ...........................    11,755,060         3,442,165          2,836,448       1,634,188
Net asset value per share ......................................         33.04             33.17              12.96           12.60
Maximum offering price per share ...............................         35.06             35.19              13.75           13.37

CLASS B
Net assets .....................................................    47,322,797        36,796,322         52,706,713      20,284,159
Shares outstanding ($.001 par value) ...........................     1,479,676         1,135,232          4,169,299       1,721,526
Net asset value per share* .....................................         31.98             32.41              12.64           11.78

CLASS C (LEVEL LOAD):
Net assets .....................................................     4,333,077         2,482,816            608,668         106,659
Shares outstanding ($.001 par value) ...........................       136,451            76,605             48,124           9,053
Net asset value per share* .....................................         31.76             32.41              12.65           11.78

CLASS Y:
Net assets .....................................................   392,990,293        24,144,649          3,316,407           3,770
Shares outstanding ($.001 par value) ...........................    11,937,055           724,250            243,577             282
Net asset value per share ......................................         32.92             33.34              13.62           13.37


                                                                         GE              GE               GE                GE
                                                                       MID-CAP        SMALL-CAP         GLOBAL         INTERNATIONAL
                                                                    VALUE EQUITY    VALUE EQUITY        EQUITY            EQUITY
                                                                        FUND            FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $660,457,245; $131,735,363;
      $72,124,460; $26,010,699; $11,421,944; $43,484,712; $71,570,419;
      $72,878,629; $13,665,597; $21,957,040; and $159,865,285,
      respectively ) .........................................      $12,604,649     $46,226,458      $85,856,603       $84,086,082
   Short-term investments (at amortized cost) ................          760,653       3,395,948        3,306,315         1,527,178
   Cash ......................................................               --           3,195               --                --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $419,968
      $161,997; $131,075; $99,901; and $254,090, respectively)               --              --          424,549           162,137
   Receivable for investments sold ...........................               --         403,778          656,010           790,829
   Income receivables ........................................           17,586          45,729          181,700           248,089
   Receivable for fund shares sold ...........................           51,108          23,169           29,716         1,623,568
   Variation margin receivable ...............................               --              --               --                --
   Deferred organizational costs .............................               --              --               --                --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...........................................       13,433,996      50,098,277       90,454,893        88,437,883
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .....................               --              --               --                --
   Payable upon return of securities loaned ..................               --              --               --                --
   Payable for investments purchased .........................          194,750         575,096        1,100,134         1,592,404
   Payable for fund shares redeemed ..........................               --              --              977           157,048
   Payable to GEAM ...........................................            8,337          44,507          103,422            85,647
   Deferred country taxes payable ............................               --              --               --                --
   Variation margin payable ..................................               --              --               --                --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ......................................          203,087         619,603        1,204,533         1,835,099
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $13,230,909     $49,478,674      $89,250,360       $86,602,784
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...........................................       12,507,456      41,721,029       61,829,201        66,683,112
   Undistributed (overdistributed) net investment income .....           19,097         (24,910)        (187,695)         (194,092)
   Accumulated net realized gain (loss) ......................         (478,349)      5,040,809       13,323,321         8,911,966
   Net unrealized appreciation / (depreciation) on:
      Investments ............................................        1,182,705       2,741,746       14,286,184        11,207,453
      Written options ........................................               --              --               --                --
      Foreign currency related transactions ..................               --              --             (651)           (5,655)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................      $13,230,909     $49,478,674      $89,250,360       $86,602,784
------------------------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ...................................................        1,723,918      27,909,303       53,444,107        42,944,881
Shares outstanding ($.001 par value) .........................          161,666       2,012,057        1,784,690         1,955,911
Net asset value per share ....................................            10.66           13.87            29.95             21.96
Maximum offering price per share .............................            11.31           14.72            31.78             23.30

CLASS B
Net assets ...................................................          175,002      11,402,644        2,393,637         2,179,326
Shares outstanding ($.001 par value) .........................           16,500         830,691           83,551           103,618
Net asset value per share* ...................................            10.61           13.73            28.65             21.03

CLASS C (LEVEL LOAD):
Net assets ...................................................          285,969         100,152          137,726           226,971
Shares outstanding ($.001 par value) .........................           27,108           7,295            4,807            10,788
Net asset value per share* ...................................            10.55           13.73            28.65             21.04

CLASS Y:
Net assets ...................................................       11,046,020      10,066,575       33,274,890        41,251,606
Shares outstanding ($.001 par value) .........................        1,035,346         723,226        1,110,558         1,863,804
Net asset value per share ....................................            10.67           13.92            29.96             22.13


                                                                         GE               GE                GE
                                                                       EUROPE          EMERGING         STRATEGIC
                                                                       EQUITY           MARKETS         INVESTMENT
                                                                        FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $660,457,245; $131,735,363;
      $72,124,460; $26,010,699; $11,421,944; $43,484,712; $71,570,419;
      $72,878,629; $13,665,597; $21,957,040; and $159,865,285,
      respectively ) ............... ..............................  $16,613,261     $31,900,167        $197,971,115
   Short-term investments (at amortized cost) .....................      596,320         486,951          17,097,607
   Cash ...........................................................           --              --               3,971
   Foreign currency (cost $0; $0; $0; $0; $0; $0; $419,968
      $161,997; $131,075; $99,901; and $254,090, respectively) ....      131,074          99,948             254,967
   Receivable for investments sold ................................      162,824         249,305           2,008,283
   Income receivables .............................................       47,244          45,763           1,047,932
   Receivable for fund shares sold ................................       11,052           3,554              79,537
   Variation margin receivable ....................................           --              --                  --
   Deferred organizational costs ..................................           --              --                  --
---------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................   17,561,775      32,785,688         218,463,412
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..........................           --              --                  --
   Payable upon return of securities loaned .......................           --              --                  --
   Payable for investments purchased ..............................      320,687         457,525           7,882,326
   Payable for fund shares redeemed ...............................           --              --             167,334
   Payable to GEAM ................................................       15,204          31,446             156,495
   Deferred country taxes payable .................................           --         304,625                  --
   Variation margin payable .......................................           --              --                  --
---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................      335,891         793,596           8,206,155
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $17,225,884     $31,992,092        $210,257,257
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................   12,213,235      20,163,617         160,570,181
   Undistributed (overdistributed) net investment income ..........      (64,396)       (133,827)          1,275,569
   Accumulated net realized gain (loss) ...........................    2,129,620       2,323,158          10,307,405
   Net unrealized appreciation / (depreciation) on:
      Investments .................................................    2,947,664       9,638,501          38,105,831
      Written options .............................................           --              --                  --
      Foreign currency related transactions .......................         (239)            643              (1,729)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $17,225,884     $31,992,092        $210,257,257
---------------------------------------------------------------------------------------------------------------------
CLASS A: (NOTE 10)
Net assets ........................................................    1,963,990       7,812,237         120,900,833
Shares outstanding ($.001 par value) ..............................      136,497         387,688           4,530,038
Net asset value per share .........................................        14.39           20.15               26.69
Maximum offering price per share ..................................        15.27           21.38               28.32

CLASS B
Net assets ........................................................      334,089         575,654          19,610,357
Shares outstanding ($.001 par value) ..............................       23,318          28,828             752,594
Net asset value per share* ........................................        14.33           19.97               26.06

CLASS C (LEVEL LOAD):
Net assets ........................................................      174,127         145,864           2,050,616
Shares outstanding ($.001 par value) ..............................       12,203           7,307              79,371
Net asset value per share* ........................................        14.27           19.96               25.84

CLASS Y:
Net assets ........................................................   14,753,678      23,458,337          67,695,451
Shares outstanding ($.001 par value) ..............................    1,023,746       1,160,444           2,534,008
Net asset value per share .........................................        14.41           20.21               26.71


*Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.


-----------------
See Notes to Financial Statements.

100 & 101

STATEMENTS OF ASSETS
AND LIABILITIES MARCH 31, 2000 (UNAUDITED)


                                                                          GE             GE               GE
                                                                         FIXED       GOVERNMENT       SHORT-TERM           GE
                                                                        INCOME       SECURITIES       GOVERNMENT       TAX-EXEMPT
                                                                         FUND           FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $150,975,871
      $269,531,881; $71,711, 167; $24,132,741;
      $31,105,936; and $0, respectively ) .........................  $148,089,665    $266,141,014      $71,282,666     $23,596,012
   Short-term investments (at amortized cost) .....................    22,970,903       5,470,749       19,774,244          91,429
   Foreign currency (cost $6; $0; $0; $0; $0;
      and $0, respectively) .......................................             6              --               --              --
   Receivable for investments sold ................................     4,259,942              --               --              --
   Income receivables .............................................     1,878,298       6,463,662          981,992         468,629
   Receivable for fund shares sold ................................        33,616              --           10,125           1,768
   Receivable for forward foreign currency ........................            --              --               --              --
   Receivable from advisor ........................................            --              --               --          29,183
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................   177,232,430     278,075,425       92,049,027      24,187,021
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..........................       138,141         289,126           58,415          14,778
   Payable upon return of securities loaned .......................     6,705,969       9,446,877       16,258,976              --
   Payable for investments purchased ..............................    13,701,358         500,000        1,500,000              --
   Payable for fund shares redeemed ...............................        64,011         970,514            1,500          38,130
   Payable to GEAM ................................................       129,223       2,592,682           28,303              --
   Payable to custodian ...........................................            --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................    20,738,702      13,799,199       17,847,194          52,908
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $156,493,728    $264,276,226      $74,201,833     $24,134,113
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................   164,620,164     466,650,241       74,801,424      25,409,071
   Undistributed (overdistributed)net investment income ...........       272,603      (1,005,511)          20,835          76,820
   Accumulated net realized gain (loss) ...........................    (5,512,833)   (197,977,637)        (191,925)       (815,049)
   Net unrealized appreciation / (depreciation) on:
      Investments .................................................    (2,886,206)     (3,390,867)        (428,501)       (536,729)
      Foreign currency related transactions .......................            --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................  $156,493,728    $264,276,226      $74,201,833     $24,134,113
------------------------------------------------------------------------------------------------------------------------------------

CLASS A (NOTE 10):
Net assets ........................................................    93,281,718      69,017,095       19,737,800      17,915,389
Shares outstanding ($.001 par value) ..............................     8,033,275       8,563,320        1,704,455       1,626,433
Net asset value per share .........................................         11.61            8.06            11.58           11.02
Maximum offering price per share ..................................         12.13            8.42            11.88           11.51

CLASS B:
Net assets ........................................................     2,526,945     195,249,686          629,620       6,093,023
Shares outstanding ($.001 par value) ..............................       217,507      24,039,707           54,440         553,269
Net asset value per share* ........................................         11.62            8.12            11.57           11.01

CLASS C (LEVEL LOAD):
Net assets ........................................................       126,804           9,445          116,570         101,418
Shares outstanding ($.001 par value) ..............................        10,917           1,161           10,078           9,214
Net asset value per share* ........................................         11.62            8.14            11.57           11.01

CLASS Y:
Net assets ........................................................    60,558,261              --       53,717,843          24,283
Shares outstanding ($.001 par value) ..............................     5,217,728              --        4,640,115           2,121
Net asset value per share .........................................         11.61              --            11.58           11.45


                                                                          GE              GE
                                                                         HIGH            MONEY
                                                                         YIELD          MARKET
                                                                         FUND             FUND**
---------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $150,975,871
      $269,531,881; $71,711, 167; $24,132,741;
      $31,105,936; and $0, respectively ) .........................    $29,528,864               --
   Short-term investments (at amortized cost) .....................      2,036,304      233,142,697
   Foreign currency (cost $6; $0; $0; $0; $0;
      and $0, respectively) .......................................             --               --
   Receivable for investments sold ................................             --               --
   Income receivables .............................................        691,135          611,781
   Receivable for fund shares sold ................................            140          514,478
   Receivable for forward foreign currency ........................         42,194               --
   Receivable from advisor ........................................             --               --
---------------------------------------------------------------------------------------------------
      TOTAL ASSETS ................................................     32,298,637      234,268,956
---------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..........................         35,558          173,468
   Payable upon return of securities loaned .......................             --               --
   Payable for investments purchased ..............................        748,616               --
   Payable for fund shares redeemed ...............................             --        3,165,926
   Payable to GEAM ................................................         17,290           97,370
   Payable to custodian ...........................................             --            2,364
---------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...........................................        801,464        3,439,128
---------------------------------------------------------------------------------------------------
NET ASSETS ........................................................    $31,497,173     $230,829,828
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ................................................     33,166,019      230,779,578
   Undistributed (overdistributed)net investment income ...........          4,809           59,092
   Accumulated net realized gain (loss) ...........................       (137,149)          (8,842)
   Net unrealized appreciation / (depreciation) on:
      Investments .................................................     (1,577,072)              --
      Foreign currency related transactions .......................         40,566               --
---------------------------------------------------------------------------------------------------
NET ASSETS ........................................................    $31,497,173     $230,829,828
---------------------------------------------------------------------------------------------------

CLASS A (NOTE 10):
Net assets ........................................................      6,381,595      230,829,828
Shares outstanding ($.001 par value) ..............................        681,774      230,841,013
Net asset value per share .........................................           9.36             1.00
Maximum offering price per share ..................................           9.78            --

CLASS B:
Net assets ........................................................        835,619            --
Shares outstanding ($.001 par value) ..............................         89,267            --
Net asset value per share* ........................................           9.36            --

CLASS C (LEVEL LOAD):
Net assets ........................................................      1,142,941            --
Shares outstanding ($.001 par value) ..............................        122,054            --
Net asset value per share* ........................................           9.36            --

CLASS Y:
Net assets ........................................................     23,137,018            --
Shares outstanding ($.001 par value) ..............................      2,471,590            --
Net asset value per share .........................................           9.36            --

* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.


-----------------
See Notes to Financial Statements.

102 & 103

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                 GE                 GE                GE              GE
                                                                U.S.          PREMIER GROWTH         VALUE          MID-CAP
                                                               EQUITY             EQUITY            EQUITY          GROWTH
                                                                FUND               FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .......................................... $   4,271,891       $    284,083     $    581,117    $    126,573
      Interest ...........................................       796,605            254,512           98,607         103,103
      Less: Foreign taxes withheld .......................       (11,881)              (846)          (1,402)         (1,493)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................     5,056,615            537,749          678,322         228,183
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...................     1,521,127            416,359          249,884         116,503
      Distribution fees (Note 10)
         Class A .........................................       435,832            112,823           44,397          23,366
         Class B .........................................       213,884            124,727          263,150          96,276
         Class C .........................................        10,575              5,336            1,974             443
      Blue Sky fees ......................................        24,308             17,301           18,968          18,386
      Transfer agent fees ................................       343,052             60,825           59,914          44,773
      Trustees' fees .....................................        12,598              1,835            1,480             619
      Custody and accounting expenses ....................       144,488             21,049           16,973           7,097
      Professional fees ..................................       110,305             16,069           12,958           5,417
      Registration expenses ..............................        14,649              2,134            1,720             719
      Amortization of deferred organization expense ......            --              1,415               --              --
      Other expenses .....................................        48,193              7,021            5,663           2,366
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ..........................     2,879,011            786,894          677,081         315,965
      Less: Expenses waived or borne
         by the adviser ..................................            --                 --               --         (21,125)
      Net expenses .......................................     2,879,011            786,894          677,081         294,840
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........................     2,177,604           (249,145)           1,241         (66,657)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .....................................    50,511,604          4,974,278        5,213,010       1,419,274
         Futures .........................................       324,007            532,570          176,785         (67,295)
         Written options .................................            --                 --               --              --
         Foreign currency related transactions ...........           209                 --              (64)             --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .....................................    49,485,955         25,628,504        5,189,280      10,009,531
         Futures .........................................       786,105            (26,350)         119,250          (1,225)
         Foreign currency related transactions ...........          (307)                --             (121)             --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................................   101,107,573         31,109,002       10,698,140      11,360,285
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................  $103,285,177        $30,859,857      $10,699,381     $11,293,628
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                    GE                   GE               GE                GE
                                                                  MID-CAP             SMALL-CAP         GLOBAL         INTERNATIONAL
                                                               VALUE EQUITY         VALUE EQUITY        EQUITY            EQUITY
                                                                   FUND                 FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..........................................  $    84,879         $    95,213           $269,005      $    286,029
      Interest ...........................................       24,899              61,393             89,331            58,817
      Less: Foreign taxes withheld .......................           --                  --            (38,199)          (50,243)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................      109,778             156,606            320,137           294,603
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...................       47,880             105,731            287,484           270,338
      Distribution fees (Note 10)
         Class A .........................................        1,448              23,243             58,776            47,982
         Class B .........................................        1,081              48,796              9,763             9,001
         Class C .........................................          935                 531                462               786
      Blue Sky fees ......................................       10,912              10,912             17,780            18,095
      Transfer agent fees ................................        2,456               8,297             77,429            54,831
      Trustees' fees .....................................          196                 415              1,135             1,007
      Custody and accounting expenses ....................        2,240               4,762             13,011            11,540
      Professional fees ..................................        1,709               3,634              9,933             8,811
      Registration expenses ..............................          227                 483              1,319             1,169
      Amortization of deferred organization expense ......           --                  --                 --                --
      Other expenses .....................................          747               1,589              4,341             3,850
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ..........................       69,831             208,393            481,433           427,410
      Less: Expenses waived or borne
         by the adviser ..................................      (12,653)             (2,649)                --                --
      Net expenses .......................................       57,178             205,744            481,433           427,410
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........................       52,600             (49,138)          (161,296)         (132,807)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .....................................     (356,276)          5,779,054         13,639,575         9,425,352
         Futures .........................................           --                  --                 --                --
         Written options .................................           --              60,268                 --                --
         Foreign currency related transactions ...........           --                  --            (98,865)          (60,650)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .....................................    1,384,467           2,112,205          4,055,975         5,877,013
         Futures .........................................           --                  --                 --                --
         Foreign currency related transactions ...........           --                  --             13,468           (11,545)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................................    1,028,191           7,951,527         17,610,153        15,230,170
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................   $1,080,791          $7,902,389        $17,448,857       $15,097,363
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                 GE               GE                GE
                                                               EUROPE          EMERGING         STRATEGIC
                                                               EQUITY           MARKETS         INVESTMENT
                                                                FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .......................................... $     62,800     $     69,389      $     563,459
      Interest ...........................................       15,153           33,749          2,534,468
      Less: Foreign taxes withheld .......................      (10,502)          (7,843)           (28,532)
------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..........................................       67,451           95,295          3,069,395
------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...................       74,672          140,931            351,409
      Distribution fees (Note 10)
         Class A .........................................        1,592            4,782            145,362
         Class B .........................................        1,121            2,015             91,308
         Class C .........................................          491              563              5,445
      Blue Sky fees ......................................       10,912           10,912             18,494
      Transfer agent fees ................................        2,569            1,863            147,573
      Trustees' fees .....................................          194              265              3,321
      Custody and accounting expenses ....................        2,214            3,034             38,091
      Professional fees ..................................        1,691            2,317             29,079
      Registration expenses ..............................          225              307              3,861
      Amortization of deferred organization expense ......           --               --                 --
      Other expenses .....................................          740            1,107             12,706
------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ..........................       96,421          168,096            846,649
      Less: Expenses waived or borne
         by the adviser ..................................      (11,520)         (17,616)                --
      Net expenses .......................................       84,901          150,480            846,649
------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..........................      (17,450)         (55,185)         2,222,746
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .....................................    2,202,068        2,374,958         10,774,053
         Futures .........................................           --               --                 --
         Written options .................................           --               --              1,153
         Foreign currency related transactions ...........      (15,836)         (13,292)           (38,233)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .....................................    2,992,350        7,096,804         11,442,322
         Futures .........................................           --               --                 --
         Foreign currency related transactions ...........         (971)           2,176               (944)
------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..................................    5,177,611        9,460,646         22,178,351
------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................   $5,160,161       $9,405,461        $24,401,097
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------





-----------
See Notes to Financial Statements.

104 & 105

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)


                                                             GE                  GE                   GE
                                                            FIXED            GOVERNMENT           SHORT-TERM              GE
                                                           INCOME            SECURITIES           GOVERNMENT          TAX-EXEMPT
                                                            FUND                FUND                 FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ......................................  $    33,240    $             --      $            --        $         --
      Interest* ......................................    4,460,330          10,806,536            1,044,100             680,284
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ......................................    4,493,570          10,806,536            1,044,100             680,284
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...............      234,929             573,969               52,329              42,020
      Distribution fees (Note 10)
         Class A .....................................      116,225              67,964               30,453                  --
         Class B .....................................       13,956           1,161,381                2,436              33,148
         Class C (level load) ........................          448                 308                  633                 424
      Blue Sky fees ..................................       16,360              19,793               17,983              18,278
      Transfer agent fees ............................       56,602             271,843                9,161              14,289
      Trustees' fees .................................        2,339               5,550                  498                 525
      Custody and accounting expenses ................       26,813              63,662                5,719               6,019
      Professional fees ..............................       20,469              48,599                4,366               4,595
      Registration expenses ..........................        2,719               6,454                  580                 609
      Other expenses .................................        8,943              22,076                1,911              23,537
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ......................      499,803           2,241,599              126,069             143,444
      Less: Expenses waived or borne
         by the adviser ..............................           --            (150,151)             (15,895)            (16,308)
      Net expenses ...................................      499,803           2,091,448              110,174             127,136
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .............................    3,993,767           8,715,088              933,926             553,148
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .................................   (2,785,928)         (3,798,217)            (183,335)           (224,913)
         Written options .............................        2,322               5,534                   --                  --
         Foreign currency related transactions .......           --                  --                   --                  --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .................................    1,166,034           1,267,433             (172,587)            (82,206)
         Foreign currency related transactions .......           --                  --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..............................   (1,617,572)         (2,525,250)            (355,922)           (307,119)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)IN NET ASSETS
      RESULTING FROM OPERATIONS ......................   $2,376,195          $6,189,838           $  578,004            $246,029
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                GE                GE
                                                               HIGH              MONEY
                                                               YIELD            MARKET
                                                               FUND              FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ......................................    $     14,208     $           --
      Interest* ......................................       1,153,999          6,406,302
-----------------------------------------------------------------------------------------
   TOTAL INCOME ......................................       1,168,207          6,406,302
-----------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ...............          76,596            274,784
      Distribution fees (Note 10)
         Class A .....................................           4,332                 --
         Class B .....................................           2,483                 --
         Class C (level load) ........................           2,963                 --
      Blue Sky fees ..................................          10,912             17,952
      Transfer agent fees ............................           2,703            164,855
      Trustees' fees .................................             395              3,477
      Custody and accounting expenses ................           4,527             39,883
      Professional fees ..............................           3,457             30,448
      Registration expenses ..........................             459              4,044
      Other expenses .................................           1,512             13,304
-----------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER ......................         110,339            548,747
      Less: Expenses waived or borne
         by the adviser ..............................         (13,115)                --
      Net expenses ...................................          97,224            548,747
-----------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .............................       1,070,983          5,857,555
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .................................         (58,130)                --
         Written options .............................              --                 --
         Foreign currency related transactions .......         101,471                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments .................................        (712,619)                --
         Foreign currency related transactions .......          56,884                 --
-----------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments ..............................        (612,394)                --
-----------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)IN NET ASSETS
      RESULTING FROM OPERATIONS ......................      $  458,589         $5,857,555
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

 * Income attributable to security lending activity, net of rebate expenses, for the GE Fixed Income Fund, GE Government Securities Fund and
   GE Short-Term Government Fund  was $3,545, $99,225, and $1,098, respectively.



----------------
See Notes to Financial Statements.

106 & 107

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                   GE                        GE
                                                                  U.S.                PREMIER GROWTH
                                                                 EQUITY                    EQUITY
                                                                  FUND                      FUND
-------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS    YEAR ENDED   SIX MONTHS   YEAR ENDED
                                                      ENDED MARCH 31, SEPTEMBER  ENDED MARCH 31, SEPTEMBER
                                                     2000 (UNAUDITED)  30, 1999  2000 (UNAUDITED) 30, 1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss) ................   $   2,177,604     $ 4,046,234 $   (249,145)  $ (233,594)
     Net realized gain (loss) on investments,
        futures, written options, and foreign
        currency related transactions ............      50,835,820      92,673,427    5,506,848    4,946,339
     Net increase (decrease) in unrealized
       appreciation/depreciation .................      50,271,753      45,040,764   25,602,154    8,663,640
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....     103,285,177     141,760,425   30,859,857   13,376,385
-------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................      (1,380,844)       (554,582)          --           --
       Class B ...................................              --         (37,985)          --           --
       Class C ...................................              --      (1,040,599)          --      (21,376)
       Class C (level load) ......................          (9,291)             --           --           --
       Class Y ...................................      (2,602,693)     (3,032,762)          --      (24,596)
     Net realized gains
       Class A ...................................     (36,780,485)     (8,266,829)  (3,161,016)    (245,349)
       Class B ...................................      (4,638,890)     (2,013,790)    (805,004)     (75,915)
       Class C ...................................              --     (11,428,065)          --     (541,997)
       Class C (level load) ......................        (162,704)             --      (25,553)          --
       Class Y ...................................     (41,627,300)    (24,644,393)    (860,280)    (243,657)
-------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................     (87,202,207)    (51,019,005)  (4,851,853)  (1,152,890)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions .............................      16,082,970      90,741,420   26,008,004   12,223,495
-------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................      75,116,022      57,506,537   43,158,893   15,693,055
       Class B ...................................       8,666,876      13,686,463   17,142,009   13,025,352
       Class C ...................................              --      48,866,502           --   30,507,072
       Class C (level load) ......................       4,303,600          70,000    2,411,491       70,000
       Class Y ...................................      57,411,026      87,021,913   23,338,161   47,132,513
     Value of distributions reinvested
       Class A ...................................      37,391,195       8,822,976    3,077,702      245,318
       Class B ...................................       4,365,704       1,987,603      779,441       69,002
       Class C ...................................              --      12,199,432           --      556,529
       Class C (level load) ......................         171,978              --       25,553           --
       Class Y ...................................      43,848,215      27,361,490      860,280      268,239
     Cost of shares redeemed
       Class A ...................................     (44,156,805)    (38,044,646) (16,340,405)  (6,210,407)
       Class B ...................................      (3,409,433)     (3,827,603)  (1,184,157)    (384,886)
       Class C ...................................              --     (26,060,350)          --   (3,387,295)
       Class C (level load) ......................        (302,257)             --     (227,661)          --
       Class Y ...................................     (74,042,609)    (85,897,990) (25,047,805) (36,981,788)
     Value of shares redesignated (Note 10)
       Class A ...................................              --    (133,574,732)          --  (18,802,004)
       Class C ...................................              --     133,574,732           --   18,802,004
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions     109,363,512     103,692,327   47,993,502   60,602,704
-------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......     125,446,482     194,433,747   74,001,506   72,826,199
NET ASSETS
   Beginning of year .............................     707,532,142     513,098,395  103,586,000   30,759,801
-------------------------------------------------------------------------------------------------------------
   End of year ...................................    $832,978,624    $707,532,142 $177,587,506 $103,586,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME,
   END OF PERIOD .................................    $  1,265,473    $  3,080,697 $    (41,175)$    207,970


                                                              GE                          GE
                                                             VALUE                      MID-CAP
                                                            EQUITY                      GROWTH
                                                              FUND                        FUND
----------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS     YEAR ENDED    SIX MONTHS   YEAR ENDED
                                                     NDED MARCH 31, SEPTEMBER  ENDED MARCH 31, SEPTEMBER
                                                    2000 (UNAUDITED) 30, 1999  2000 (UNAUDITED) 30, 1999
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss) .................   $    1,241   $ (98,247)    $  (66,657) $ (253,669)
     Net realized gain (loss) on investments,
        futures, written options, and foreign
        currency related transactions .............    5,389,731   4,702,713      1,351,979    (102,555)
     Net increase (decrease) in unrealized
       appreciation/depreciation ..................    5,308,409  11,973,376     10,008,306   5,146,480
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......   10,699,381  16,577,842     11,293,628   4,790,256
----------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ....................................           --     (54,459)            --          --
       Class B ....................................           --          --             --          --
       Class C ....................................           --          --             --          --
       Class C (level load) .......................           --          --             --          --
       Class Y ....................................           --     (12,937)            --          --
     Net realized gains
       Class A ....................................   (2,129,544)   (712,210)            --          --
       Class B ....................................   (3,277,572) (1,765,132)            --          --
       Class C ....................................           --          --             --          --
       Class C (level load) .......................      (18,991)         --             --          --
       Class Y ....................................     (130,787)    (62,064)            --          --
----------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................   (5,556,894) (2,606,802)            --          --
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
   and distributions ..............................    5,142,487  13,971,040     11,293,628   4,790,256
----------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ....................................   19,359,569  23,306,671     10,381,242  15,816,615
       Class B ....................................    3,648,289   6,646,123        426,809   1,278,017
       Class C ....................................           --   5,287,366             --   2,134,797
       Class C (level load) .......................      571,469      70,000         10,774      70,000
       Class Y ....................................    3,081,200   3,154,151         25,407   1,110,339
     Value of distributions reinvested
       Class A ....................................    2,077,451     639,827             --          --
       Class B ....................................    3,190,895   1,723,554             --          --
       Class C ....................................           --     122,575             --          --
       Class C (level load) .......................       18,989          --             --          --
       Class Y ....................................      130,786      75,002             --          --
     Cost of shares redeemed
       Class A ....................................  (16,145,407)(19,256,429)   (11,241,628)(14,637,395)
       Class B ....................................   (8,447,154)(11,457,926)    (3,752,355) (8,378,193)
       Class C ....................................           --    (942,565)            --    (819,735)
       Class C (level load) .......................      (79,138)         --            (11)        --
       Class Y ....................................   (2,482,248) (2,877,595)    (1,027,639)   (842,798)
     Value of shares redesignated (Note 10)
       Class A ....................................           --   7,595,717             --   3,348,474
       Class C ....................................           --  (7,595,717)            --  (3,348,474)
----------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions     4,924,701   6,490,754     (5,177,401) (4,268,353)
----------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........   10,067,188  20,461,794      6,116,227     521,903
NET ASSETS
   Beginning of year ..............................   83,337,478  62,875,684     34,869,544  34,347,641
----------------------------------------------------------------------------------------------------------
   End of year ....................................  $93,404,666 $83,337,478    $40,985,771 $34,869,544
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   END OF PERIOD ..................................  $    84,783 $    83,542    $    22,462 $    89,119




-------------
See Notes to Financial Statements.

              GE                             GE                         GE                          GE
            MID-CAP                      SMALL-CAP                    GLOBAL                   INTERNATIONAL
         VALUE EQUITY                   VALUE EQUITY                  EQUITY                       EQUITY
             FUND                           FUND                        FUND                        FUND
--------------------------------------------------------------------------------------------------------------------
   SIX MONTHS    PERIOD ENDED    SIX MONTHS    PERIOD ENDED    SIX MONTHS    YEAR ENDED   SIX MONTHS     YEAR ENDED
 ENDED MARCH 31,  SEPTEMBER    ENDED MARCH 31,  SEPTEMBER    ENDED MARCH 31,  SEPTEMBER  ENDED MARCH 31, SEPTEMBER
2000 (UNAUDITED)  30, 1999*    2000 (UNAUDITED) 30, 1999**   2000 (UNAUDITED) 30, 1999  2000 (UNAUDITED) 30, 1999
--------------------------------------------------------------------------------------------------------------------


$    52,600       $    64,321 $    (49,138)    $   (53,355)    $  (161,296) $   172,856 $   (132,807)   $   177,587


   (356,276)         (122,073)   5,839,322       2,634,906      13,540,710    5,823,374    9,364,702      2,910,160
  1,384,467          (201,762)   2,112,205         629,541       4,069,443   10,647,759    5,865,468      8,449,673
--------------------------------------------------------------------------------------------------------------------
  1,080,791          (259,514)   7,902,389       3,211,092      17,448,857   16,643,989   15,097,363     11,537,420
--------------------------------------------------------------------------------------------------------------------


     (7,497)               --           --         (17,185)             --           --           --             --
       (423)               --           --          (6,483)             --           --           --             --
         --                --           --          (2,030)             --       (6,483)          --             --
     (2,044)               --           --              --              --           --           --             --
    (87,910)               --           --            (338)             --      (54,973)          --        (14,483)

         --                --   (2,055,057)        (26,117)     (3,657,749)     (66,628)  (1,829,560)      (734,084)
         --                --   (1,179,620)        (23,306)       (154,668)     (50,765)     (86,688)       (38,540)
         --                --           --          (2,408)             --   (1,350,779)          --       (222,299)
         --                --      (10,923)             --          (6,517)          --       (4,188)            --
         --                --      (47,787)           (345)     (2,112,455)    (749,054)  (1,190,119)      (673,225)
--------------------------------------------------------------------------------------------------------------------
    (97,874)               --   (3,293,387)        (78,212)     (5,931,389)  (2,278,682)  (3,110,555)    (1,682,631)
    982,917          (259,514)   4,609,002       3,132,880      11,517,468   14,365,307   11,986,808      9,854,789


  1,391,131           260,465   29,544,850      33,698,178      12,513,598    1,185,815   23,423,730     23,567,324
     96,672           189,794   14,712,957      24,885,336         722,264      482,336      433,626        451,153
         --           680,786           --       2,586,142              --    4,277,279           --      7,656,574
    337,593            70,000       98,802          70,000          47,756       70,000      215,570         70,000
         --        33,017,910    9,776,441         278,087       6,369,248    5,962,663   19,384,781     81,372,385

      7,675                --    2,040,255          43,277       3,466,491       66,068    1,811,529        736,219
        423                --    1,167,330          29,257         154,548       50,665       74,242         38,196
         --                --           --           4,438              --    1,302,707           --        215,589
      2,044                --       10,919              --           6,515           --        4,186             --
     87,910                --       47,779             683       2,112,447      804,025    1,190,127        687,713

   (484,767)           (4,488) (21,150,338)    (23,451,422)     (8,791,074)    (467,769) (22,215,731)   (20,561,422)
   (118,329)               --  (14,358,736)    (17,707,407)       (236,058)    (349,174)    (125,101)      (153,506)
         --          (181,317)          --        (134,696)             --   (6,110,317)          --     (6,910,555)
   (130,165)               --      (97,015)             --              --           --      (85,424)            --
         --       (22,715,831)    (352,817)         (5,508)     (2,511,137)  (3,616,436)  (5,943,962)   (79,809,601)

         --          (247,930)          --     (12,090,451)             --   (2,709,574)          --    (24,843,172)
         --           247,930           --      12,090,451              --    2,709,574           --     24,843,172
--------------------------------------------------------------------------------------------------------------------
  1,190,187        11,317,319   21,440,427      20,296,365      13,854,598    3,657,862   18,167,573      7,360,069
--------------------------------------------------------------------------------------------------------------------
  2,173,104        11,057,805   26,049,429      23,429,245      25,372,066   18,023,169   30,154,381     17,214,858

 11,057,805                --   23,429,245              --      63,878,294   45,855,125   56,448,403     39,233,545
--------------------------------------------------------------------------------------------------------------------
$13,230,909       $11,057,805  $49,478,674     $23,429,245     $89,250,360  $63,878,294  $86,602,784    $56,448,403
--------------------------------------------------------------------------------------------------------------------
$    19,097       $    64,371  $   (24,910)    $    24,228     $  (187,695) $   (26,399) $  (194,092)   $   (61,286)


             GE                           GE                           GE
           EUROPE                     EMERGING                      STRATEGIC
           EQUITY                      MARKETS                     INVESTMENT
            FUND                         FUND                         FUND
----------------------------------------------------------------------------------------
  SIX MONTHS    PERIOD ENDED    SIX MONTHS    PERIOD ENDED    SIX MONTHS     YEAR ENDED
ENDED MARCH 31,   SEPTEMBER   ENDED MARCH 31,   SEPTEMBER    ENDED MARCH 31,  SEPTEMBER
2000 (UNAUDITED) 30, 1999***  2000 (UNAUDITED) 30, 1999***  2000 (UNAUDITED)   30, 1999
----------------------------------------------------------------------------------------


$    (17,450)    $    91,684 $    (55,185)    $   (18,086)   $  2,222,746 $   3,738,566


   2,186,232        (113,591)   2,361,666       1,149,765      10,736,973     7,695,420
   2,991,379         (43,954)   7,098,980       2,540,165      11,441,378    10,855,622
----------------------------------------------------------------------------------------
   5,160,161         (65,861)   9,405,461       3,671,844      24,401,097    22,289,608
----------------------------------------------------------------------------------------


      (5,880)             --           --              --      (2,169,346)     (638,181)
        (250)             --           --              --        (264,181)     (195,368)
          --              --           --              --              --    (1,188,354)
        (459)             --           --              --          (4,264)           --
     (82,706)             --           --              --      (1,416,422)   (1,334,185)

          --              --     (131,270)             --      (4,392,881)   (2,732,777)
          --              --      (20,058)             --        (717,573)   (1,006,283)
          --              --           --              --              --    (4,382,836)
          --              --       (5,643)             --          (7,991)           --
          --              --   (1,099,471)             --      (2,514,509)   (4,474,829)
----------------------------------------------------------------------------------------
     (89,295)             --   (1,256,442)             --     (11,487,167)  (15,952,813)
   5,070,866         (65,861)   8,149,019       3,671,844      12,913,930     6,336,795


     872,429         109,592    6,128,612         114,859      18,209,440     8,326,786
     174,757         146,344      210,331         189,288       2,543,629     4,870,311
          --         568,691           --         680,644              --    23,300,754
      75,822          70,000       31,597          70,000       2,026,676        70,000
  65,998,264      20,512,200  103,136,091      36,168,212       4,013,720    15,731,664

       5,872              --      129,842              --       6,392,302     3,366,398
         250              --       20,067              --         927,614     1,124,159
          --              --           --              --              --     5,427,453
         459              --        5,641              --          12,253            --
      82,701              --    1,099,469              --       3,930,937     5,809,005

     (11,759)             --     (260,190)             (9)    (18,222,520)   (8,854,818)
     (58,842)            (51)     (11,803)           (398)     (1,408,615)   (1,181,212)
          --          (6,864)          --          (7,265)             --   (10,237,274)
          --              --           --              --        (141,699)           --
 (65,918,986)    (10,400,000)(101,492,389)    (26,041,370)     (7,130,893)  (13,089,905)

          --        (110,008)          --        (151,399)             --   (37,490,879)
          --         110,008           --         151,399              --    37,490,879
----------------------------------------------------------------------------------------
   1,220,967      10,999,912    8,997,268      11,173,961      11,152,844    34,663,321
----------------------------------------------------------------------------------------
   6,291,833      10,934,051   17,146,287      14,845,805      24,066,774    41,000,116

  10,934,051              --   14,845,805              --     186,190,483   145,190,367
----------------------------------------------------------------------------------------
 $17,225,884     $10,934,051  $31,992,092     $14,845,805    $210,257,257  $186,190,483
----------------------------------------------------------------------------------------
 $   (64,396)    $    42,349  $  (133,827)    $   (78,643)   $  1,275,569  $  2,907,036


* For the period December 31, 1998 (inception) through September 30, 1999. ** For the period September 30, 1998 (inception) through September 30, 1999. ***For the period January 29, 1999 (inception) through September 30, 1999.

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)
CHANGES IN FUND SHARES

                                                                   GE                        GE
                                                                  U.S.                PREMIER GROWTH
                                                                 EQUITY                    EQUITY
                                                                  FUND                       FUND
---------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                                     MARCH  31, 2000  SEPTEMBER   MARCH  31, 2000  SEPTEMBER
                                                        (UNAUDITED)   30, 1999      (UNAUDITED)    30, 1999
---------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):

Shares sold ..........................................   2,354,242     1,736,350      1,420,520      591,449
Issued for distributions reinvested ..................   1,198,423       295,675        104,790       10,840
Shares redeemed ......................................  (1,388,425)   (1,156,282)      (531,007)    (226,666)
Shares redesignated ..................................          --    (3,918,249)            --     (672,983)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............   2,164,240    (3,042,506)       994,303     (297,360)
---------------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold ..........................................     277,183       431,868        573,913      483,216
Issued for distributions reinvested ..................     144,178        69,399         27,092        3,079
Shares redeemed ......................................    (110,680)     (121,853)       (39,999)     (14,847)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............     310,681       379,414        561,006      471,448
---------------------------------------------------------------------------------------------------------------

CLASS C (NOTE 10):

Shares sold ..........................................          --     1,526,641             --    1,148,329
Issued for distributions reinvested ..................          --       416,077             --       24,527
Shares redeemed ......................................          --      (816,120)            --     (130,952)
Shares redesignated ..................................          --     3,980,888+            --      669,969+
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............          --     5,107,486             --    1,711,873
---------------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold ..........................................   1,819,046     2,688,715        758,946    1,755,080
Issued for distributions reinvested ..................   1,411,272       936,717         29,162       11,802
Shares redeemed ......................................  (2,334,986)   (2,700,838)      (813,983)  (1,386,491)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............     895,332       924,594        (25,875)     380,391
---------------------------------------------------------------------------------------------------------------

CLASS C (LEVEL LOAD):

Shares sold ..........................................     138,058         2,217         80,598        2,594
Issued for distributions reinvested ..................       5,719            --            888           --
Shares redeemed ......................................      (9,543)           --         (7,475)          --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............     134,234         2,217         74,011        2,594
---------------------------------------------------------------------------------------------------------------

                                                               GE                             GE
                                                              VALUE                         MID-CAP
                                                              EQUITY                        GROWTH
                                                               FUND                          FUND
----------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                    MARCH  31, 2000   SEPTEMBER   MARCH  31, 2000   SEPTEMBER
                                                       (UNAUDITED)     30, 1999     (UNAUDITED)      30, 1999
----------------------------------------------------------------------------------------------------------------
CLASS A (NOTE 10):

Shares sold .........................................    1,532,777     1,955,637       923,945         1,561,898
Issued for distributions reinvested .................      168,215        57,746            --                --
Shares redeemed .....................................   (1,295,750)   (1,624,075)     (982,327)       (1,440,010)
Shares redesignated .................................           --       604,899            --           344,777
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............      405,242       994,207       (58,382)          466,665
----------------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold .........................................      299,139       560,010        41,298           139,605
Issued for distributions reinvested .................      264,147       158,124            --                --
Shares redeemed .....................................     (697,897)     (984,873)     (363,884)         (921,219)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............     (134,611)     (266,739)     (322,586)         (781,614)
----------------------------------------------------------------------------------------------------------------

CLASS C (NOTE 10):

Shares sold .........................................           --       447,938            --           334,526
Issued for distributions reinvested .................           --        10,838            --                --
Shares redeemed .....................................           --      (100,254)           --          (200,410)
Shares redesignated .................................           --      (591,470)           --          (334,859)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............           --      (232,948)           --          (200,743)
----------------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold .........................................      249,569       239,887         2,422           101,644
Issued for distributions reinvested .................       10,084         6,499            --                --
Shares redeemed .....................................     (195,930)     (218,737)      (80,634)          (77,172)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............       63,723        27,649       (78,212)           24,472
----------------------------------------------------------------------------------------------------------------

CLASS C (LEVEL LOAD):

Shares sold .........................................       47,003         5,863         1,135             7,919
Issued for distributions reinvested .................        1,572            --            --                --
Shares redeemed .....................................       (6,314)           --            (1)               --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..............       42,261         5,863         1,134             7,919
----------------------------------------------------------------------------------------------------------------


* For the period December 31, 1998 (inception) through September 30, 1999. ** For the period September 30, 1998 (inception) through September 30, 1999. *** For the period January 29, 1999 (inception) through September 30, 1999.
+   Class C shares were renamed Class A as a result of the redesignation. See
    Note 10 of the Notes to Financial Statements.


-----------------
See Notes to Financial Statements.

                 GE                           GE                              GE                            GE
               MID-CAP                    SMALL-CAP                         GLOBAL                    INTERNATIONAL
            VALUE EQUITY                 VALUE EQUITY                       EQUITY                        EQUITY
                FUND                          FUND                           FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------
    SIX MONTHS     PERIOD ENDED     SIX MONTHS   PERIOD ENDED      SIX MONTHS     YEAR ENDED     SIX MONTHS      YEAR ENDED
 ENDED MARCH  31,   SEPTEMBER    ENDED MARCH 31,  SEPTEMBER     ENDED MARCH  31,   SEPTEMBER    ENDED MARCH 31,  SEPTEMBER
 2000 (UNAUDITED)   30, 1999*    2000 (UNAUDITED) 30, 1999**    2000 (UNAUDITED)   30, 1999    2000 (UNAUDITED)   30, 1999
------------------------------------------------------------------------------------------------------------------------------


    138,033        24,768           2,204,877       2,949,640        445,361         48,986        1,153,187      1,334,667
        742            --             174,829           3,803        133,020          3,004           95,394         44,756
    (49,136)         (431)         (1,565,348)     (1,975,102)      (311,393)       (19,835)      (1,090,074)    (1,147,351)
         --       (24,337)                 --        (978,341)            --       (104,616)              --     (1,353,542)
------------------------------------------------------------------------------------------------------------------------------
     89,639            --             814,358              --        266,988        (72,461)         158,507     (1,121,470)
------------------------------------------------------------------------------------------------------------------------------




      9,879        18,136           1,096,283       2,198,692         26,718         20,327           21,834         26,476
         41            --             100,806           2,571          6,182          2,351            4,073          2,374
    (11,556)           --          (1,069,999)     (1,497,662)        (8,632)       (15,003)          (6,569)        (9,142)
------------------------------------------------------------------------------------------------------------------------------
     (1,636)       18,136             127,090         703,601         24,268          7,675           19,338         19,708
------------------------------------------------------------------------------------------------------------------------------




         --        65,504                  --         233,146             --        175,894               --        427,459
         --            --                  --             390             --         58,628               --         12,987
         --       (17,755)                 --         (12,291)            --       (260,820)              --       (386,521)
         --        24,278+                 --         976,454+            --        103,261+              --      1,338,822+
------------------------------------------------------------------------------------------------------------------------------
         --        72,027                  --       1,197,699             --         76,963               --      1,392,747
------------------------------------------------------------------------------------------------------------------------------




         --     3,042,212             720,741          24,419        225,883        244,044          898,605      4,815,998
      8,477            --               4,084              60         81,061         36,266           62,213         41,255
         --    (2,015,343)            (25,637)           (441)       (89,704)      (149,704)        (287,173)    (4,679,403)
------------------------------------------------------------------------------------------------------------------------------
      8,477     1,026,869             699,188          24,038        217,240        130,606          673,645        177,850
------------------------------------------------------------------------------------------------------------------------------




     32,725         7,165               7,628           5,790          1,737          2,809           10,773          3,964
        199            --                 943              --            261             --              230             --
    (12,981)           --              (7,066)             --             --             --           (4,179)            --
------------------------------------------------------------------------------------------------------------------------------
     19,943         7,165               1,505           5,790          1,998          2,809            6,824          3,964
------------------------------------------------------------------------------------------------------------------------------


              GE                               GE                              GE
             EUROPE                         EMERGING                       STRATEGIC
             EQUITY                          MARKETS                       INVESTMENT
              FUND                            FUND                            FUND
-----------------------------------------------------------------------------------------------
    SIX MONTHS     PERIOD ENDED     SIX MONTHS    PERIOD ENDED     SIX MONTHS     YEAR ENDED
 ENDED MARCH  31,   SEPTEMBER     ENDED MARCH 31,  SEPTEMBER     ENDED MARCH 31,  SEPTEMBER
 2000 (UNAUDITED)  30, 1999***    2000 (UNAUDITED) 30, 1999***   2000 (UNAUDITED) 30, 1999
-----------------------------------------------------------------------------------------------


     69,485          10,935           324,780        11,173            711,291        331,745
        520              --             8,371            --            257,128        142,765
       (856)             --           (12,251)           --           (712,477)      (353,840)
         --         (10,935)               --       (11,173)                --     (1,481,299)
-----------------------------------------------------------------------------------------------
     69,149              --           320,900            --            255,942     (1,360,629)
-----------------------------------------------------------------------------------------------




     13,429          14,584            10,733        16,837            101,145        197,491
         22              --             1,302            --             38,126         48,393
     (4,712)             (5)              (15)          (29)           (56,246)       (48,091)
-----------------------------------------------------------------------------------------------
      8,739          14,579            12,020        16,808             83,025        197,793
-----------------------------------------------------------------------------------------------




         --          57,157                --        56,204                 --        924,935
         --              --                --            --                 --        229,489
         --            (727)               --          (573)                --       (405,876)
         --          10,918+               --        11,157+                --      1,474,104+
-----------------------------------------------------------------------------------------------
         --          67,348                --        66,788                 --      2,222,652
-----------------------------------------------------------------------------------------------




  5,095,523       2,010,800         5,419,649     3,035,431            156,585        630,397
      7,312              --            70,706            --            158,123        245,520
 (5,089,889)     (1,000,000)       (5,341,572)   (2,023,770)          (279,045)      (518,456)
-----------------------------------------------------------------------------------------------
     12,946       1,010,800           148,783     1,011,661             35,663        357,461
-----------------------------------------------------------------------------------------------




      5,077           7,085             1,756         5,185             81,515          2,863
         41              --               366            --                507             --
         --              --                --            --             (5,514)            --
-----------------------------------------------------------------------------------------------
      5,118           7,085             2,122         5,185             76,508          2,863
-----------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    GE                            GE
                                                                                   FIXED                      GOVERNMENT
                                                                                  INCOME                      SECURITIES
                                                                                   FUND                          FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS ENDED YEAR ENDED     SIX MONTHS ENDED YEAR ENDED
                                                                        MARCH 31, 2000  SEPTEMBER       MARCH 31, 2000  SEPTEMBER
                                                                          (UNAUDITED)    30, 1999          (UNAUDITED)  30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income/(loss) ................................    $  3,993,767    $ 6,918,570       $  8,715,088    $19,990,938
     Net realized gain (loss) on investments,
        futures, written options, and foreign
        currency related transactions ............................      (2,783,606)    (1,557,765)        (3,792,683)    (3,802,551)
     Net increase (decrease) in unrealized appreciation/depreciation     1,166,034     (6,970,326)         1,267,433    (25,805,402)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....................        2,376,195    (1,609,521)         6,189,838     (9,617,015)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................................      (2,719,783)    (1,759,290)        (1,987,253)    (1,826,244)
       Class B ...................................................         (70,933)      (105,975)        (7,454,638)   (20,205,547)
       Class C ...................................................              --     (3,068,814)                --       (287,474)
       Class C (level load) ......................................          (2,312)            --             (2,137)            --
       Class Y ...................................................      (1,188,753)    (2,028,088)                --             --
     In excess of net investment income
       Class A ...................................................              --             --                 --        (27,048)
       Class B ...................................................              --             --                 --       (299,260)
       Class C ...................................................              --            --                  --         (4,258)
       Class C (level load) ......................................              --             --                 --             --
       Class Y ...................................................              --             --                 --             --
     Net realized gains
       Class A ...................................................              --             --                 --             --
       Class B ...................................................              --             --                 --             --
       Class C ...................................................              --            --                  --             --
       Class C (level load) ......................................              --             --                 --             --
       Class Y ...................................................              --             --                 --             --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................      (3,981,781)    (6,962,167)        (9,444,028)   (22,649,831)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions     (1,605,586)    (8,571,688)        (3,254,190)   (32,266,846)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................................      15,992,330     16,074,155         36,964,544     18,299,359
       Class B ...................................................         417,736      1,661,775            583,088      1,564,140
       Class C ...................................................              --     25,941,359                 --      8,984,911
       Class C (level load) ......................................         125,790         70,000              8,095         70,000
       Class Y ...................................................      33,784,927     32,062,979                 --             --
     Value of distributions reinvested
       Class A ...................................................       2,374,468      1,744,421          1,333,598      1,212,950
       Class B ...................................................          64,117         92,742          4,003,484     11,006,743
       Class C ...................................................              --      2,520,894                 --        257,463
       Class C (level load) ......................................           2,200             --              2,122             --
       Class Y ...................................................       1,158,125      2,015,869                 --             --
     Cost of shares redeemed
       Class A ...................................................     (16,057,361)   (19,846,087)       (11,803,843)    (7,089,591)
       Class B ...................................................        (765,956)      (604,323)       (75,693,429)  (113,282,929)
       Class C ...................................................              --    (13,270,795)                --     (1,741,911)
       Class C (level load) ......................................         (70,472)            --            (69,425)            --
       Class Y ...................................................     (10,219,226)   (25,598,559)                --             --
     Value of shares redesignated (Note 10)
       Class A ...................................................              --    (30,959,039)                --      8,088,932
       Class C ...................................................              --     30,959,039                 --     (8,088,932)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ...............      26,806,678     22,864,430        (44,671,766)   (80,718,865)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................      25,201,092     14,292,742        (47,925,956)  (112,985,711)
NET ASSETS
   Beginning of year .............................................     131,292,636    116,999,894        312,202,182    425,187,893
-----------------------------------------------------------------------------------------------------------------------------------
   End of year ...................................................    $156,493,728   $131,292,636       $264,276,226   $312,202,182
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT
   INCOME, END OF YEAR ...........................................    $    272,603   $    260,617        $(1,005,511)  $   (276,571)


----------------
See Notes to Financial Statements.

                GE                                                                            GE
            SHORT-TERM                                   GE                                  HIGH
            GOVERNMENT                               TAX-EXEMPT                              YIELD
               FUND                                     FUND                                 FUND
-------------------------------------------------------------------------------------------------------------------------
  SIX MONTHS ENDED  YEAR ENDED            SIX MONTHS ENDED  YEAR ENDED          SIX MONTHS ENDED       FOR THE
   MARCH 31, 2000   SEPTEMBER               MARCH 31, 2000  SEPTEMBER            MARCH 31, 2000     PERIOD ENDED
     (UNAUDITED)    30, 1999                  (UNAUDITED)    30, 1999              (UNAUDITED)   SEPTEMBER 30, 1999*
-------------------------------------------------------------------------------------------------------------------------


$     933,926     $1,202,021              $     553,148 $  1,294,730               $ 1,070,983     $  1,185,368


     (183,335)       116,762                   (224,913)    (161,812)                   43,341         (160,680)
     (172,587)      (670,369)                   (82,206)  (1,896,136)                 (655,735)        (880,771)
-------------------------------------------------------------------------------------------------------------------------
      578,004        648,414                    246,029     (763,218)                  458,589          143,917
-------------------------------------------------------------------------------------------------------------------------


     (627,647)      (419,703)                  (415,608)    (271,001)                 (144,331)          (5,379)
      (13,093)       (30,624)                  (135,211)    (307,436)                  (18,959)          (5,478)
           --       (470,958)                        --     (715,149)                       --          (60,256)
       (2,819)            --                     (1,724)                               (22,514)              --
     (291,205)      (283,959)                      (605)      (1,147)                 (900,180)      (1,114,255)

           --             --                         --           --                        --               --
           --             --                         --           --                        --               --
           --             --                         --           --                        --               --
           --             --                         --           --                        --               --
           --             --                         --           --                        --               --

      (25,818)       (38,417)                        --           --                        --               --
         (541)        (3,579)                        --           --                        --               --
           --        (37,788)                        --           --                        --               --
         (115)            --                         --           --                        --               --
       (3,090)       (32,682)                        --           --                        --               --
-------------------------------------------------------------------------------------------------------------------------
     (964,328)    (1,317,710)                  (553,148)  (1,294,733)               (1,085,984)      (1,185,368)
     (386,324)      (669,296)                  (307,119)  (2,057,951)                 (627,395)      (1,041,451)


    6,663,338      3,527,565                  2,968,203      749,798                 5,217,096          140,749
      240,329        295,325                    305,758      603,787                   807,381          171,010
           --      6,646,546                         --   12,388,023                        --        1,949,270
      361,667         70,000                    100,075       70,000                 1,119,628           70,000
   51,585,505      1,694,190                         --           --                 2,552,936       20,000,160

      603,804        441,082                    318,177       54,219                    97,415            4,971
       11,365         29,138                     94,388      214,362                     7,246            5,225
           --        467,900                         --      624,445                        --           28,202
        2,758             --                      1,654           --                    10,784              --
      252,996        316,658                        601        1,142                   891,751        1,095,962

  (10,349,762)    (1,686,423)                (7,375,489)    (294,952)                 (726,018)             --
     (256,211)      (557,985)                (1,492,590)  (1,970,806)                 (113,472)         (16,486)
           --     (2,909,386)                        --   (6,244,697)                       --         (126,444)
     (316,627)            --                    (70,507)          --                   (21,347)             --
   (1,168,089)    (8,149,832)                        (3)          (6)                       --              --

           --    (10,939,300)                        --   16,384,881                        --         (140,479)
           --     10,939,300                         --  (16,384,881)                       --          140,479
-------------------------------------------------------------------------------------------------------------------------
   47,631,073        184,778                 (5,149,733)   6,195,315                 9,843,400       23,322,619
   47,244,749       (484,518)                (5,456,852)   4,137,364                 9,216,005       22,281,168

   26,957,084     27,441,602                 29,590,965   25,453,601                22,281,168              --
-------------------------------------------------------------------------------------------------------------------------
  $74,201,833    $26,957,084                $24,134,113  $29,590,965               $31,497,173     $22,281,168
-------------------------------------------------------------------------------------------------------------------------

  $    20,835    $    21,673                $    76,820  $    76,821               $     4,809     $    19,810


                        GE
                      MONEY
                      MARKET
                      FUND**
--------------------------------------
        SIX MONTHS ENDED  YEAR ENDED
         MARCH 31, 2000    SEPTEMBER
           (UNAUDITED)     30, 1999
--------------------------------------


       $   5,857,555    $  7,997,170


                  --              --
                  --              --
--------------------------------------
           5,857,555       7,997,170
--------------------------------------


          (5,857,555)     (7,998,158)
                  --              --
                  --              --
                  --              --
                  --              --

                  --              --
                  --              --
                  --              --
                  --              --
                  --              --

                  --              --
                  --              --
                  --              --
                  --              --
                  --              --
--------------------------------------
          (5,857,555)     (7,998,158)
                  --            (988)


         257,342,057     368,131,388
                  --              --
                  --              --
                  --              --
                  --              --

           5,492,266       7,631,458
                  --              --
                  --              --

                  --              --

        (228,159,794)   (333,271,857)
                  --              --
                  --              --
                  --              --
                  --              --

                  --              --
                  --              --
--------------------------------------
          34,674,529      42,490,989
          34,674,529      42,490,001

         196,155,299     153,665,298
--------------------------------------
        $230,829,828    $196,155,299
--------------------------------------

   $        59,092      $     59,091


*  For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

CHANGES IN FUND SHARES

                                                                        GE                            GE
                                                                       FIXED                      GOVERNMENT
                                                                      INCOME                      SECURITIES
                                                                       FUND                          FUND
---------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED YEAR ENDED    SIX MONTHS ENDED YEAR ENDED
                                                           MARCH 31, 2000  SEPTEMBER       MARCH 31, 2000 SEPTEMBER
                                                             (UNAUDITED)   30, 1999          (UNAUDITED)   30, 1999
---------------------------------------------------------------------------------------------------------------------

CLASS A (NOTE 10):

Shares sold by subscription ..............................   1,375,251      1,309,417           4,623,672   2,201,504
Issued for distributions reinvested ......................     204,888        144,112             166,804     143,852
Shares redeemed ..........................................  (1,385,534)    (1,640,540)         (1,475,957)   (847,660)
Shares redesignated ......................................          --     (2,632,817)                 --     992,629
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...................     194,605     (2,819,828)          3,314,519   2,490,325
---------------------------------------------------------------------------------------------------------------------

CLASS B:

Shares sold by subscription ..............................      35,823        137,143              72,077     181,816
Issued for distributions reinvested ......................       5,530          7,685             496,956   1,290,547
Shares redeemed ..........................................     (66,272)       (50,180)         (9,393,680)(13,346,412)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...................     (24,919)        94,648          (8,824,647)(11,874,049)
---------------------------------------------------------------------------------------------------------------------

CLASS C (NOTE 10):

Shares sold by subscription ..............................          --      2,128,616                  --     895,961
Issued for distributions reinvested ......................          --        208,804                  --      26,136
Shares redeemed ..........................................          --     (1,093,325)                 --    (175,695)
Shares redesignated ......................................          --       2,630,335+                --    (839,779)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...................          --      3,874,430                  --     (93,377)
---------------------------------------------------------------------------------------------------------------------

CLASS Y:

Shares sold by subscription ..............................   2,925,714      2,627,378                  --          --
Issued for distributions reinvested ......................      99,977        166,900                  --          --
Shares redeemed ..........................................    (882,300)    (2,117,582)                 --          --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...................   2,143,391        676,696                  --          --
---------------------------------------------------------------------------------------------------------------------

CLASS  C (LEVEL LOAD):

Shares sold  by subscription .............................      10,876          5,947                 996       8,537
Issued for distributions reinvested ......................         190             --                 264         --
Shares redeemed ..........................................      (6,096)            --              (8,636)        --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...................       4,970          5,947              (7,376)      8,537
---------------------------------------------------------------------------------------------------------------------



*  For the period December 31, 1998 (inception) through September 30, 1999.
** GE Money Market Fund is a no load Fund offering only one class of shares to all investors.
+  Class C shares were renamed Class A as a result of the redesignation.
   See Note 10 of the Notes to Financial Statements.


----------------
See Notes to Financial Statements.

               GE                                                                 GE                                GE
           SHORT-TERM                        GE                                   HIGH                              MONEY
           GOVERNMENT                   TAX-EXEMPT                               YIELD                            MARKET
              FUND                          FUND                                  FUND                             FUND**
----------------------------------------------------------------------------------------------------------------------------------
  SIX MONTHS ENDED YEAR ENDED   SIX MONTHS ENDED YEAR ENDED    SIX MONTHS ENDED      FOR THE         SIX MONTHS ENDED  YEAR ENDED
   MARCH 31, 2000  SEPTEMBER      MARCH 31, 2000 SEPTEMBER       MARCH 31, 2000    PERIOD ENDED        MARCH 31, 2000  SEPTEMBER
     (UNAUDITED)   30, 1998         (UNAUDITED)   30, 1998         (UNAUDITED)  SEPTEMBER 30, 1999*      (UNAUDITED)    30, 1998
----------------------------------------------------------------------------------------------------------------------------------




      571,582      298,453        271,308       65,078              544,334         14,219            257,342,056   368,126,450
       51,937       37,352         29,051        4,762               10,180            505              5,492,266     7,630,908
     (891,470)    (142,583)      (670,063)     (25,923)             (75,381)            --           (228,159,794) (333,266,918)
           --     (934,532)            --    1,467,916                   --        (14,724)                  --        --
----------------------------------------------------------------------------------------------------------------------------------
     (267,951)    (741,310)      (369,704)   1,511,833              479,133             --             34,674,528    42,490,440
----------------------------------------------------------------------------------------------------------------------------------




       20,698       24,906         28,034       51,615               84,217         17,336                   --        --
          979        2,467          8,620       18,557                  756            532                   --        --
      (22,015)     (47,118)      (136,310)    (170,051)             (11,849)        (1,725)                  --        --
----------------------------------------------------------------------------------------------------------------------------------
         (338)     (19,745)       (99,656)     (99,879)              73,124         16,143                   --        --
----------------------------------------------------------------------------------------------------------------------------------




           --      563,042             --    1,014,919                   --        198,263                   --       --
           --       39,627             --       52,155                   --          2,898                   --       --
           --     (246,049)            --     (532,407)                  --        (13,248)                  --       --
           --      933,786+            --   (1,412,373)                  --         14,728+                  --       --
----------------------------------------------------------------------------------------------------------------------------------
           --    1,290,406             --     (877,706)                  --        202,641                   --       --
----------------------------------------------------------------------------------------------------------------------------------




    4,450,818      143,939             --           --              267,052      2,000,016                   --        --
       21,834       26,772             53           95               93,062        111,460                   --        --
     (100,728)    (688,818)            --           --                   --             --                   --        --
----------------------------------------------------------------------------------------------------------------------------------
    4,371,924     (518,107)            53           95              360,114      2,111,476                   --        --
----------------------------------------------------------------------------------------------------------------------------------




       31,067        5,983          9,190        6,289              115,818          7,345                   --        --
          238          --             151          --                 1,128            --                    --        --
      (27,210)         --          (6,416)          --               (2,237)           --                    --        --
----------------------------------------------------------------------------------------------------------------------------------
        4,095        5,983          2,925        6,289              114,709          7,345                   --        --
----------------------------------------------------------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

1.   ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of eighteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following seventeen are currently being offered: GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund, GE Strategic Investment Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. As of March 31, 2000, each Fund had four share classes active, except for GE Government Securities Fund, which had only three share classes active.

GE Investment Management Incorporated, the Funds' investment advisor and a wholly owned subsidiary of General Electric Company, changed its name to GE Asset Management Incorporated ("GEAM") effective January 28, 2000.

MAXIMUM SALES LOAD IMPOSED ON PURCHASES OF CLASS A SHARES (AS A PERCENTAGE OF OFFERING PRICE):

          5.75%               4.25%                2.50%
--------------------------------------------------------------------------------
GE U.S. Equity Fund      GE Fixed            GE Short-Term
                           Income Fund         Government Fund
GE Premier Growth        GE Government
     Equity Fund           Securities Fund
GE Value Equity Fund     GE Tax-Exempt Fund
GE Mid-Cap Growth Fund   GE High Yield Fund
GE Mid-Cap Value
      Equity Fund
GE Small-Cap Value
      Equity Fund
GE Global Equity Fund
GE International
      Equity Fund
GE Europe Equity Fund

          5.75%               4.25%                2.50%
--------------------------------------------------------------------------------
GE Emerging
      Markets Fund
GE Strategic
      Investment Fund

There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

MAXIMUM CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS OF CLASS B SHARES (AS A PERCENTAGE OF REDEMPTION PROCEEDS) WITHIN THE FIRST YEAR ARE:


               3.00%                        4.00%
--------------------------------------------------------------------------------
GE Fixed Income Fund             GE U.S. Equity Fund
GE Government Securities Fund    GE Premier Growth Equity Fund
GE Short-Term Government Fund    GE Value Equity Fund
GE Tax-Exempt Fund               GE Mid-Cap Growth Fund
GE High Yield Fund               GE Mid-Cap Value Equity Fund
                                 GE Small-Cap Value Equity Fund
                                 GE Global Equity Fund
                                 GE International Equity Fund
                                 GE Europe Equity Fund
                                 GE Emerging Markets Fund
                                 GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter --0.00%.

The maximum contingent deferred sales charge for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination on September 26, 1997 of the Investors Trust Funds, with the GE Funds is as follows: 5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more in Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

No front-end or contingent deferred sales charges are assessed by the Trust with respect to Class Y shares or shares of GE Money Market Fund.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counter party (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each of the Funds, other than GE Small-Cap Value Equity Fund and GE Money Market Fund, may invest in financial futures contracts and each of the Funds, other than GE Money Market Fund, may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counter parties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, know as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.


SWAP CONTRACTS
The Funds may engage in swap transactions, specifically interest rate, currency, equity, index and total return swaps as part of their investment strategies. Swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, effective return or total return throughout the lives of the agreements. The interest, effective return or total return to be paid or received on swaps is recognized as net interest expense or net interest income on the Statement of Operations over the life of the agreement, while related payables and receivables are recorded gross on the Statement of Assets and Liabilities. Unrealized gains are reported as assets and unrealized losses are reported as liabilities on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of the swap agreement. Swap agreements are stated at fair value. Notional principal amounts are used to express

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counter party does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counter parties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INVESTMENTS IN FOREIGN MARKETS
Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. At March 31, 2000, the GE Emerging Markets Fund has recorded an accrual in the amount of $49,295 for capital gains taxes incurred, and a deferred tax accrual of $304,625 in respect of unrealized appreciation on applicable investments in securities. These accruals are included in net realized and unrealized gain (loss) on investments in the Statements of Operations.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1999, the following Funds have capital loss carryovers as indicated below. The capital loss carry-

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

over of the GE Tax-Exempt Fund includes a capital loss carryover of $42,651 acquired as a result of the reorganization with the Investors Trust Tax Free Fund. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations there under. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


              FUND                         AMOUNT       EXPIRES
--------------------------------------------------------------------------------
GE Tax-Exempt Fund                     $     333,580      2004
GE Fixed Income Fund                         182,527      2003
                                              38,636      2004
                                             445,270      2005
GE Government Securities Fund             78,123,796      2002
                                         107,525,597      2003
                                           1,748,819      2004
GE Money Market Fund                           3,153      2003
                                               5,688      2005
GE Mid-Cap Growth Fund                     1,693,901      2007

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses incurred after October 31, 1998 as follows:


         Fund                          Currency       Capital
--------------------------------------------------------------------------------
GE International Equity Fund          $  98,758   $         --
GE Global Equity Fund                    93,760             --
GE U.S. Equity Fund                       8,578             --
GE Value Equity Fund                        319             --
GE Strategic Investment Fund             56,102             --
GE Tax-Exempt Fund                           --        256,556
GE Fixed Income Fund                         14      1,980,977
GE Government Securities Fund                --      6,418,299
GE Short-Term Government Fund                --          7,435
GE Mid-Cap Value Equity Fund                 --        122,073
GE High Yield Fund                           --        180,490
GE Europe Equity Fund                    56,979         49,786
GE Emerging Markets Fund                101,105             --

DISTRIBUTIONS TO SHAREHOLDERS
GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE High Yield Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carry forwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.


EXPENSES
Expenses of the Trust, which are directly identifiable to a specific Fund, are allocated to that Fund. Expenses, which

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)


are not directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.


DEFERRED ORGANIZATIONAL COSTS
Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.


3.    SECURITY LENDING

At March 31, 2000, the following funds participated in securities lending:

                     LOANED SECURITIES
                        (INCLUDING         CASH     LETTER OF
                     ACCRUED INTEREST)  COLLATERAL    CREDIT
--------------------------------------------------------------------------------
GE Fixed Income
      Fund:             $ 6,719,082    $ 6,705,969   $  76,153
GE Government
      Securities Fund:  $ 9,658,173    $ 9,513,478   $ 235,309
GE Short-Term

      Gov't. Fund:      $16,055,845    $16,258,975   $      --


4.    FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES
Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. Until further notice, GEAM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund to the levels as stated in the following schedule:


                                    ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                           ADVISORY AND            OTHER
                        ADMINISTRATION FEES OPERATING EXPENSES*
--------------------------------------------------------------------------------
GE U.S. Equity Fund            .40%               .25%
GE Premier Growth Equity Fund  .60%               .30%
GE Value Equity Fund           .55%               .30%
GE Mid-Cap Growth Fund         .60%               .30%
GE Mid-Cap Value Equity Fund** .80%               .25%
GE Small-Cap Value Equity Fund .70%               .20%
GE Global Equity Fund          .75%               .35%
GE International Equity Fund   .80%               .30%
GE Europe Equity Fund**       1.05%               .30%
GE Emerging Markets Fund**    1.20%               .30%
GE Strategic Investment Fund   .35%               .30%
GE Fixed Income Fund           .35%               .20%
GE Government Securities Fund  .40%               .20%
GE Short-Term Government Fund  .30%               .15%
GE Tax-Exempt Fund             .35%               .25%
GE High Yield Fund**           .60%               .20%
GE Money Market Fund           .25%               .25%

**AFTER REIMBURSEMENT, IF ANY.
**THESE FIGURES DO NOT REFLECT (I) A .15% REDUCTION OF INVESTMENT MANAGEMENT FEES FOR THE GE MID-CAP VALUE EQUITY FUND, GE EUROPE EQUITY FUND AND GE EMERGING MARKETS FUND AND (II) A .10% REDUCTION OF INVESTMENT MANAGEMENT FEES FOR THE GE HIGH YIELD FUND.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES
The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are: prior to September 18, 1999, .50% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which was .85%) and .25% for Class C shares. Subsequent to the close of business on September 17, 1999, the annual rate for Class A shares was reduced to .25% (see Note 10 for additional information). Currently, Class Y shares are not subject to a 12b-1 fee.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the .25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION
The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $10,000 and an additional fee of $500 per Trustees' meeting attended in person.

OTHER
For the period ended March 31, 2000, the Trust was informed that GEID acting as underwriter received net commissions of $106,378 from the sale of Class A shares and $164,086 in contingent deferred sales charges from redemptions of Class A and Class B shares.

5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Brown Brothers Harriman & Co. ("Brown Brothers") is the sub-adviser to the GE Tax-Exempt Fund; Palisade Capital Management, LLC ("Palisade") is the sub-adviser to the GE Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the GE Mid-Cap Value Equity Fund; and Miller Anderson & Sherrerd, LLP ("MAS") is the sub-adviser to the GE High Yield Fund.

Brown Brothers, Palisade, NWQ and MAS are responsible for the day-to-day portfolio management of the assets of the GE Tax-Exempt Fund, the GE Small-Cap Value Equity Fund, the GE Mid-Cap Value Equity Fund and the GE High Yield Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Brown Brothers, Palisade, NWQ and MAS monthly sub-advisory fees, which are calculated as a percentage of the average daily net assets of the respective funds.

6.    AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2000, were as follows:

                                                     NET
                        GROSS         GROSS      UNREALIZED
                     UNREALIZED    UNREALIZED   APPRECIATION/
                    APPRECIATION  DEPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------
GE U.S. Equity Fund $201,089,479    $39,380,119    $161,709,360
GE Premier Growth     44,063,583      6,564,795      37,498,788
  Equity Fund
GE Value Equity
     Fund             25,014,171      4,223,332      20,790,839
GE Mid-Cap
     Growth Fund      15,107,367      3,736,879      11,370,488
GE Mid-Cap Value
  Equity Fund          2,660,912      1,478,207       1,182,705
GE Small-Cap Value
  Equity Fund          5,483,117      2,741,371       2,741,746
GE Global Equity
     Fund             17,392,483      3,106,299      14,286,184
GE International
     Equity Fund      14,754,993      3,547,540      11,207,453
GE Europe Equity
     Fund              3,837,153        889,489       2,947,664
GE Emerging
     Markets Fund     10,664,458        721,332       9,943,126
GE Strategic
     Investment Fund  45,090,052      6,984,221      38,105,831
GE Fixed Income
     Fund                506,834      3,393,040      (2,886,206)
GE Government
     Securities Fund   6,852,349     10,243,216      (3,390,867)
GE Short-Term
     Government Fund       4,843        433,344        (428,501)
GE Tax-Exempt Fund       130,940        667,669        (536,729)
GE High Yield Fund       461,650      2,038,722      (1,577,072)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2000.

7.   OPTIONS

During the period ended March 31, 2000, the following option contracts were written:

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)



                      GE STRATEGIC              GE FIXED
                     INVESTMENT FUND           INCOME FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September 30, 1999   --   $      --           --  $       --
Written             1,420       3,106        2,690       5,884
Closed and Expired (1,420)     (3,106)      (2,690)     (5,884)
Exercised              --          --           --          --
--------------------------------------------------------------------------------
Balance as of
      March 31, 2000   --   $      --           --  $       --
--------------------------------------------------------------------------------


                      GE GOVERNMENT           GE SMALL CAP
                     SECURITIES FUND           VALUE FUND
--------------------------------------------------------------------------------
                   NUMBER                   NUMBER
                OF CONTRACTS  PREMIUM    OF CONTRACTS  PREMIUM
--------------------------------------------------------------------------------
Balance as of
  September 30, 1999   --   $      --           --  $       --
Written             6,430      14,066          430     189,190
Closed and Expired (6,430)    (14,066)        (179)    (53,882)
Exercised              --          --         (251)   (135,309)
--------------------------------------------------------------------------------
Balance as of
      March 31, 2000   --    $     --          --   $       --
--------------------------------------------------------------------------------




8. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2000, were as follows:

                               PURCHASES            SALES
--------------------------------------------------------------------------------
GE U.S. Equity Fund           $228,762,652       $190,280,027
GE Premier Growth
   Equity Fund                  55,588,612         14,225,981
GE Value Equity Fund            23,264,075         20,847,179
GE Mid-Cap Growth Fund           3,428,770          8,716,328
GE Mid-Cap Value Equity Fund     3,135,240          2,231,103
GE Small-Cap Value
   Equity Fund                  51,796,355         35,098,027
GE Global Equity Fund           41,376,655         34,445,760
GE International Equity Fund    38,228,884          3,322,999
GE Europe Equity Fund            7,166,808          6,278,092
GE Emerging Markets Fund        12,974,247          5,128,114


                               PURCHASES            SALES
--------------------------------------------------------------------------------
GE Strategic
   Investment Fund            $108,373,791       $110,095,312
GE Fixed Income Fund           181,726,219        155,898,473
GE Government
   Securities Fund              89,049,106        109,164,944
GE Short-Term
   Government Fund              95,829,508         50,848,562
GE Tax-Exempt Fund               5,847,059         10,707,918
GE High Yield Fund              12,789,354          3,139,699

Open swap transactions held by the Funds consisted of the following as of March 31, 2000:


GE FIXED INCOME FUND

                                               NOTIONAL AMOUNT
                                               ---------------
Total Return Swap with Morgan
Stanley Capital Services Inc. on the
Lehman Brothers Asset Backed
Securities Index. Fund receives/
pays the positive/negative return
on the Index and pays one month
LIBOR minus 35 basis points, expires
January 31, 2001.                                $2,200,000


Total Return Swap with Morgan
Stanley Capital Services Inc. on the
investment grade portion of the
Lehman Brothers CMBS Index.
Fund receives/pays the positive/
negative return on the Index and
pays one month LIBOR minus 35
basis points, expires June 30, 2000.             $2,200,000


9.   BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2000 are:

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 2000 (UNAUDITED)

                   5% OR GREATER SHAREHOLDERS
                   -------------------------   % OF FUND HELD
                      NUMBER   % OF FUND HELD  BY GE AFFILIATES*
--------------------------------------------------------------------------------
GE U.S. Equity Fund      3            23%             23%
GE Premier Growth
   Equity Fund           2            11%             11%
GE Value
   Equity Fund           1             6%              6%
GE Mid-Cap
   Growth Fund           1            19%             19%
GE Mid-Cap
   Value Fund            1            83%             83%
GE Small-Cap
   Value Equity Fund     4            57%             57%
GE Global
   Equity Fund           2            34%              --
GE International
   Equity Fund           5            42%             42%
GE Europe
   Equity Fund           1            86%             86%
GE Emerging
   Markets Fund          1            68%             68%
GE Strategic
   Investment Fund       2            18%              --
GE Fixed
   Income Fund           3            29%             29%
GE Short-Term
   Government Fund       2            74%              5%
GE Tax-Exempt
   Fund                  1             8%              --
GE High
   Yield Fund            3            77%             77%
GE Money
   Market Fund           1           14%               --

The GE Moderate Strategy Fund, an open-ended management investment company operating as a "fund of funds," that is advised by GEAM, also owned 5% or more of the outstanding shares of certain funds.

Investment activities of these shareholders could have a material impact on the Funds.

*  INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.


10.   CAPITAL STOCK TRANSACTIONS

On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds except the Money Market Fund, effective at the close of business September 17, 1999. The Redesignation combined each Fund's respective Class A and Class C shares into a single class designated as Class A. For each of the Funds affected by the Redesignation, except the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class A shares were combined into Class C shares and the combined Class C shares were renamed Class A shares. For the GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class C shares were combined into Class A shares. The Redesignation was completed to simplify the structure and increase the operating efficiencies of the Funds. For tax purposes, the Redesignation results in a non-taxable exchange of shares. Additionally, Class D shares were renamed Class Y shares.

On September 30, 1999 a new class of shares, the Class C (level load) shares, were created and offered for public sale effective October 1, 1999 by each of the Funds (except the GE Money Market Fund). There is no front-end sales load imposed on individual purchases of Class C (level load) shares. However, a maximum contingent deferred sales charge of 1% is imposed on the redemption of Class C (level load) shares within the first year of purchase. Class C (level load) shares pays GEID a monthly fee for distribution and/or shareholder services provided, at an annual rate of 1.00% of the average daily net assets of Class C (level load) shares.



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                                       127

                                                       GE FUNDS' INVESTMENT TEAM

  PORTFOLIO MANAGERS

  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE PREMIER GROWTH EQUITY FUND
  David B. Carlson

  GE VALUE EQUITY FUND
  Peter J. Hathaway

  GE MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  GE MID-CAP VALUE FUND
  Jon D. Bosse -
      NWQ Investment Management Company

  GE SMALL-CAP VALUE FUND
  Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg -
      Palisade Capital Management, L.L.C.

  GE GLOBAL EQUITY FUND
  Team led by Ralph R. Layman
  Michael J. Solecki

  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE EUROPE EQUITY FUND
  Michael J. Solecki

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  GE FIXED INCOME FUND
  GE GOVERNMENT SECURITIES FUND
  GE SHORT-TERM GOVERNMENT FUND
  Team led by Robert A. MacDougall

  GE TAX-EXEMPT FUND
  Barbara A. Brinkley-
      Brown Brothers Harriman & Co.

  GE HIGH YIELD FUND
  Robert E. Angevine
  Thomas L. Bennett
  Stephen F. Esser -
      Miller Anderson & Sherrerd, LLP

  GE MONEY MARKET FUND
  Team led by Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURER
  Michael M. D'Ambrosio

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT

  Eugene K. Bolton, EVP, DOMESTIC EQUITIES

  Michael J. Cosgrove, EVP, MUTUAL FUNDS

  John J. Walker, EVP, CHIEF FINANCIAL OFFICER

  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

  Robert A. MacDougall, EVP, FIXED INCOME

  Geoffrey R. Norman, EVP, MARKETING

  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

                                                           SHAREHOLDER INQUIRIES

CLASS A, B AND C INVESTORS: For questions regarding the Funds or your account, call your Investment Professional or GE Funds Shareholder Services at 1-800-242-0134.

Address inquiries regarding the Funds to:            GE FUNDS
                                                     3003 SUMMER STREET
                                                     P.O. BOX 7900
                                                     STAMFORD, CT 06904-7900

Address requests regarding your account(s) to:       GE FUNDS
                                                     P.O. BOX 219631
                                                     KANSAS CITY, MO 64141-9631

Overnight express mail Address:                      GE FUNDS
                                                     C/O NFDS
                                                     330 WEST 9TH STREET
                                                     KANSAS CITY, MO 64105
                                                     (816) 843-7335


CLASS Y INVESTORS:      Contact your designated GE Asset Management account
                        representative


401(K) PLAN INVESTORS:  Call your company's designated plan number.

WEBSITE: HTTP:/WWW.GE.COM/MUTUALFUNDS


    At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles to integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

    The GE Family of Funds is just one of the investment product lines available through GE Financial Assurance -- a dynamic family of investment and insurance companies devoted to providing financial solutions to consumers seeking to accumulate, preserve and protect wealth over their lifetimes.

INVESTMENT ADVISER
GE ASSET MANAGEMENT INC.
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

BULK RATE
U.S. POSTAGE
PAID
CANTON, MA
PERMIT NO. 313

[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.

GEF-3 (3/00)   903105